UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04367

Columbia Funds Series Trust I
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

James R. Bordewick, Jr., Esq. Columbia Management Advisors, LLC One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-426-3750

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Columbia Management®

Annual Report

August 31, 2009

Columbia Funds

■  Columbia International Stock Fund

■  Columbia Mid Cap Growth Fund

■  Columbia Small Cap Growth Fund I

■  Columbia Technology Fund

■  Columbia Balanced Fund

■  Columbia Oregon Intermediate Municipal Bond Fund

■  Columbia Conservative High Yield Fund

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

Table of Contents

Economic Update	1

Columbia International Stock Fund	3

Columbia Mid Cap Growth Fund	8

Columbia Small Cap Growth Fund I	13

Columbia Technology Fund	18

Columbia Balanced Fund	23

Columbia Oregon Intermediate Municipal Bond Fund	28

Columbia Conservative High Yield Fund	33

Financial Statements

Investment Portfolios	38

Statements of Assets and Liabilities	82

Statements of Operations	86

Statements of Changes in Net Assets	90

Financial Highlights	101

Notes to Financial Statements	135

Report of Independent Registered Public Accounting Firm	155

Federal Income Tax Information	156

Fund Governance	157

Important Information About This Report	161

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

We are pleased to provide this shareholder report detailing your fund's performance, portfolio holdings and financial statements. We hope this information is helpful in monitoring your investments as we work through these challenging economic times. We recognize that you have entrusted us with your money and want you to know that our professional investment teams work to interpret the latest economic and market trends with the goal of optimizing portfolio construction for our clients.

The first half of 2009 was defined by extremes. The multiyear lows we witnessed in the early months gave way to a stunning rally for the U.S. financial markets in the spring. A global market rebound may be underway, thanks to the massive fiscal and aggressive monetary policies of governments around the world. As of the June 30 market close, the S&P 500® Index1 was trading at nearly 16.6 times its 2009 Wall Street consensus earnings estimates with a sharp increase of nearly 36% since March 9. More mixed economic news has yet to provide the all-clear signal for investors, although economic activity has started to firm up. We believe this challenging economic environment makes it even more important to work with professional money managers while continuing to invest for life events like retirement, college planning, home improvements and career changes.

Retirement income planning has become an increasingly significant focus in the lives of millions of Americans. Recent economic conditions make it even more important to manage short-term obligations such as mortgages, monthly bills and credit card debt while also taking the steps necessary to prepare for or maximize retirement benefits. Better nutrition and medical services can result in U.S. citizens living longer, healthier lives. This means the risk of outliving one's assets in retirement is very real without proper planning. Financial security and retirement planning is an ongoing process that requires active management of your savings, investments and risks. We encourage you to review your retirement plan regularly so you'll be better able to meet your retirement needs in the future.

We recognize that economic uncertainty creates great challenges for many investors. Our professional investment teams work diligently to help investors navigate through difficult markets. Thank you for your business and for the opportunity to work together towards your investment goals.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

On September 29, 2009, Bank of America Corporation entered into an agreement to sell a portion of the asset management business of Columbia Management Group, LLC. Please see Note 13 of the Notes to Financial Statements for additional information.

Past performance is no guarantee of future results.

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Economic Update – Columbia Funds

During the 12-month period that began September 1, 2008 and ended August 31, 2009, the U.S. economy faced the worst financial crisis since the Great Depression, then steadied itself as steps taken by a new administration began to show results in the second half of the period. Economic growth, as measured by gross domestic product, contracted by more than 6% in the second half of 2008. The decline for the first half of 2009 is expected to have been less severe, and hopes for a late 2009 recovery have been encouraged by the Federal Reserve Board (the Fed) Chairman Bernanke. The lapse from growth has resulted in the longest—and most severe—recession in nearly three decades.

The labor market shed more than six million jobs between 2008 and 2009, raising the unemployment rate to 9.7% and virtually wiping out all of the jobs gained since the last recession. Manufacturing activity slowed and consumer spending declined. The beleaguered housing market continued to lose ground as prices fell and inventories rose. However, mortgage purchase applications increased late in the period, buoyed by low interest rates and an $8,000 first-time home buyer tax credit. Late in 2008, consumer confidence, as measured by the Conference Board, plummeted to its lowest point ever. However, it has since stabilized and turned higher near the end of the period.

Troubles that began in the U.S. subprime mortgage market resulted in a meltdown within the U.S. financial sector that claimed several major institutions in 2008 and led others to seek bailouts, restructuring or both. New rigorous lending standards severely limited access to credit, further hampering economic growth. In this environment, a new administration sought to stabilize the financial system, address economic woes and introduce sweeping health care reform. Stimulus spending began to flow into the economy, raising hopes that growth would be restored in the second half of 2009. In December 2008, the Fed lowered a key short-term borrowing rate—the federal funds rate—to between zero and 0.25%—a record low. In light of protracted economic weakness, we believe the Fed is unlikely to tighten its reins on money until the economy and the labor markets stabilize.

Stocks retreated, then rebounded

Against a weakening economic backdrop, the U.S. stock market lost 18.25% for the 12-month period, as measured by the S&P 500® Index. Losses affected the stocks of companies of all sizes and investment style categories, as measured by their respective Russell indices.1 Stock markets outside the U.S. suffered losses that were nearly as substantial. The MSCI EAFE Index,2 a broad gauge of stock market performance in

1The Russell 1000 Index tracks the performance of 1,000 of the largest U.S. companies, based on market capitalization. The Russell MidCap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

2The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australasia and the Far East.

Summary

For the 12-month period that ended August 31, 2009

■   Stocks lost ground, as measured by the S&P 500® Index and the MSCI EAFE Index, but cut their losses in a rebound that began half way through the period.

S&P Index	MSCI Index

■   As investors appeared to exhibit more tolerance for risk, the Barclays Capital Aggregate Bond Index delivered positive results. High-yield bonds rebounded strongly, as measured by the JPMorgan Developed BB High Yield Index.

Barclays Aggregate Index	JPMorgan Index

Economic Update (continued) – Columbia Funds

foreign developed markets, lost 14.95% (in U.S. dollars) for the period. Emerging stock markets were also caught in the downdraft, but bounced back stronger than domestic or developed world markets in 2009. The MSCI Emerging Markets Index3 returned negative 9.95% (in U.S. dollars).

Bonds outperformed stocks

As investors sought refuge from a volatile stock market, the highest quality sectors of the U.S. bond market delivered modest gains. During the first half of the period, Treasury prices rose and yields declined sharply as the economy faltered and stock market volatility increased. As hopes for a recovery materialized in the second half of the period, yields rose and Treasuries lagged riskier segments of the bond market. The benchmark 10-year U.S. Treasury yield began the period at 3.8%, declined to 2.2% in December 2008, then rose to end the period at 3.4%. In this environment, the Barclays Capital Aggregate Bond Index4 (formerly the Lehman Brothers Aggregate Bond Index) returned 7.94%. High-yield bond prices fell sharply in 2008 as economic prospects weakened and default fears rose, then rebounded strongly in 2009. For the 12-month period, the JPMorgan Developed BB High Yield Index5 returned 6.51%.

Past performance is no guarantee of future results.

3The Morgan Stanley Capital International Emerging Markets Index (MSCI EMI) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of June 2006, the MSCI Emerging Markets Index consisted of the following 25 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

4The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment-grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

5The JPMorgan Developed BB High Yield Index is designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Fund Profile – Columbia International Stock Fund

Summary

■  For the 12-month period that ended August 31, 2009, the fund's Class A shares returned negative 16.59% without sales charge.

■  The MSCI EAFE Index1 returned negative 14.95%. The MSCI All Country World ex U.S. Index GD (gross of dividends) and ND (net of dividends)2 returned negative 13.96% and negative 14.41%, respectively. The average return of the fund's peer group, the Lipper International Multi-Cap Core Funds Classification,3 returned negative 15.59%.

■  A focus on stocks that are sensitive to economic changes generally accounted for the underperformance relative to the fund's benchmarks.

Portfolio Management

Fred Copper is the lead manager of the fund and has managed or co-managed the fund since October 2005 and has been associated with the advisor or its predecessors or affiliate organizations since 2005.

Jasmine (Weili) Huang has co-managed the fund since May 2006 and has been associated with the advisor or its predecessors or affiliate organizations since 2003.

Timothy R. Anderson has co-managed the fund since May 2006 and has been associated with the advisor or its predecessors or affiliate organizations since 2006.

Paul J. DiGiacomo has co-managed the fund since May 2006 and has been associated with the advisor or its predecessors or affiliate organizations since 2006.

Daisuke Nomoto has co-managed the fund since May 2006 and has been associated with the advisor or its predecessors or affiliate organizations since 2005.

1The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australasia and the Far East.

2The Morgan Stanley Capital International (MSCI) All Country (AC) World ex U.S. Index tracks global stock market performance that includes developed and emerging markets but excludes the U.S. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 08/31/09

–16.59%

Class A shares (without sales charge)

–14.95%

MSCI EAFE Index

–14.41%

MSCI All Country World ex U.S. Index (ND)

–13.96%

MSCI All Country World ex U.S. Index (GD)

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

Performance Information – Columbia International Stock Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.52
Class B	2.27
Class C	2.27
Class Y	1.06
Class Z	1.27

* The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report and includes the expenses incurred by the investment companies in which the fund invests. Differences in expense ratios disclosed elsewhere in this report may result from including expenses incurred by the investment companies, fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 09/01/99 – 08/31/09

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia International Stock Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australasia and the Far East. The MSCI All Country (AC) World ex U.S. Index is an index of global stock market performance that includes developed and emerging markets but excludes the U.S. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 09/01/99 – 08/31/09 ($)

Sales charge	without	with
Class A	11,337	10,685
Class B	10,744	10,744
Class C	10,788	10,788
Class Y	11,635	n/a
Class Z	11,635	n/a

Average annual total return as of 08/31/09 (%)

Share class	A		B		C		Y	Z
Inception	11/01/02		11/01/02		10/13/03		07/15/09	10/01/92
Sales charge	without	with	without	with	without	with	without	without
1-year	–16.59	–21.38	–17.26	–21.20	–17.24	–18.03	–16.29	–16.29
5-year	3.69	2.47	2.95	2.65	2.95	2.95	4.00	4.00
10-year	1.26	0.66	0.72	0.72	0.76	0.76	1.53	1.53

Average annual total return as of 09/30/09 (%)

Share class	A		B		C		Y	Z
Sales charge	without	with	without	with	without	with	without	without
1-year	2.31	–3.57	1.57	–3.27	1.56	0.59	2.63	2.63
5-year	4.04	2.81	3.30	2.99	3.30	3.30	4.35	4.35
10-year	1.40	0.80	0.85	0.85	0.89	0.89	1.66	1.66

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares in the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Y and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Y and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B, Class C and Class Y are newer classes of shares. Class A, Class B and Class Y share performance information includes the performance of Class Z shares (the oldest existing share class) for periods prior to their inception. Class C share performance information includes returns of Class B shares for the period from November 1, 2002 through October 12, 2003, and the returns of Class Z shares for periods prior thereto. These returns reflect differences in sales charges, but have not been restated to reflect any differences in expenses (such as distribution and service (Rule 12b-1) fees) between Class Z shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the incepton of Class A, Class B, and Class C shares would have been lower, since these classes of shares are subject to distribution and service (Rule 12b-1) fees, and the returns shown for the periods prior to the inception of Class Y shares would have been higher. Class A and Class B shares were initially offered on November 1, 2002, Class C shares were initially offered on October 13, 2003, Class Y shares were initially offered on July 15, 2009 and Class Z shares were initially offered on October 1, 1992.

Understanding Your Expenses – Columbia International Stock Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■   For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■   For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

03/01/09 – 08/31/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)			Expenses paid during the period ($)			Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,572.62		1,018.15	9.08		7.12	1.40
Class B	1,000.00	1,000.00	1,567.32		1,014.37	13.91		10.92	2.15
Class C	1,000.00	1,000.00	1,566.92		1,014.37	13.91		10.92	2.15
Class Y	1,000.00	1,000.00	1,123.30	*	1,020.21	1.38	*	5.04	0.99
Class Z	1,000.00	1,000.00	1,576.00		1,019.41	7.47		5.85	1.15

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses for all Classes except Class Y, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

*For the period July 15, 2009 through August 31, 2009. Class Y shares commenced operations on July 15, 2009.

Portfolio Managers' Report – Columbia International Stock Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 08/31/09 ($)

Class A	11.15
Class B	10.72
Class C	10.78
Class Y	11.30
Class Z	11.30

Distributions declared per share

09/01/08 – 08/31/09 ($)

Class A	0.42
Class B	0.42
Class C	0.42
Class Y	—
Class Z	0.42

For the 12-month period that ended August 31, 2009, Columbia International Stock Fund Class A shares returned negative 16.59% without sales charge. In a difficult period for the equity markets worldwide, the fund fell somewhat further than the MSCI EAFE Index, which returned negative 14.95%; the MSCI All Country World ex U.S. Index GD (gross of dividends), which returned negative 13.96% and the MSCI All Country World ex U.S. Index ND (net of dividends), which returned negative 14.41%. As of August 31, 2009 and going forward, fund performance will only be compared to the MSCI All Country World ex U.S. Index ND, which includes the impact of an estimated withholding tax on dividend reinvestment in its return. The fund's return was also lower than the negative 15.59% average return of its peer group, the Lipper International Multi-Cap Core Funds Classification. The fund's shortfall against its benchmarks occurred mostly in the first six months of the period, when it was focused on stocks that are sensitive to changes in the economy. Commodity and industrial names were particularly hard hit during this time and were among the biggest detractors from return.

The markets in transition

During the first six months of the period, from September 2008 through February 2009, we witnessed the near-collapse of the U.S. financial system, paralysis in the credit markets, a rise in unemployment and a decline in investor confidence that resulted in a sharp sell-off in international stocks. As central banks and governments took measures to stabilize the credit markets and stimulate economic growth, investors returned to the equity markets. In the last six months of the period, from early March through August, equity prices rose dramatically.

Emphasis on China, investments in Turkey aided returns

Although the Chinese market declined dramatically early in the period, it reached new highs as the year wore on, and the fund's emphasis on China was positive for return. Dongfeng Motor Group, which rose because of a huge run-up in auto sales, was a particularly noteworthy performer. We took profits and sold the stock.

Because a worldwide credit crisis started in the United States, we believed it would be the first country to recover from it. With that in mind, we built an out-of-index position in U.S. stocks. However, the U.S. market performed generally in line with the other countries in the EAFE index and provided no particular benefit to return. We added investments in Turkey, purchasing Turkiye Is Bankasi, a large financial institution, and Turk Hava Yollari A.O. (Turkish Airlines). Both delivered strong results.

Agriculture a developing theme

In many areas in the world, continuing population growth has raised concerns about the shortage of clean water and arable land and the long-term ability to produce sufficient amounts of food. To take advantage of companies that we believe are seeking solutions to these problems, we favored certain agricultural businesses. Viterra in Canada, one of the biggest grain companies in the world, is an example of an agricultural holding that benefited performance.

Portfolio Managers' Report (continued) – Columbia International Stock Fund

Positive results in a disappointing period

Other companies that aided results included Paddy Power, a gaming company in Ireland. UK-based Brit Insurance Holdings was helpful, as insurance companies outside the United States did not experience the steep declines of many other financial institutions. Banco Bilbao Vizcaya Argentaria, one of Spain's largest banks, also enhanced returns because of its exposure to Latin America, a region that was less affected by the credit crisis. In the defensive telecommunications sector, Bezeq Israeli Telecommunication's valuation and double-digit yield were attractive, and the company was a noteworthy performer.

Disappointments from a range of sectors

Stocks that disappointed included ING Groep, a global financial services company in the Netherlands, and OPAP, a Greek gaming company that suffered on concerns that the government may levy taxes on winnings. Both stocks remain in the portfolio. Technip, a French oil service company, was hit hard early in the period when commodity-related stocks struggled, and we sold it.

A positive investment backdrop

Until the financial system is back to full strength, the job market strengthens and inflation accelerates, we feel that central banks and governments are likely to maintain monetary policy that accommodates and stimulates growth. This situation should be constructive for stocks. Even though equities have recovered significantly from their lowest levels, we believe they continue to be attractively valued.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for this fund may differ from that presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Top 5 countries

as of 08/31/09 (%)

Japan	22.8
United Kingdom	16.6
France	10.6
Switzerland	8.1
USA	6.4

Top 10 holdings

as of 08/31/09 (%)

Banco Santander	2.2
Total	2.1
Nestle	2.0
BHP Billiton	1.8
Banco Bibao Vizcaya Argentina	1.8
Roche Holdings	1.7
Sanofi-Aventis	1.6
Barclays	1.6
AstraZeneca	1.5
BASF	1.4

Holdings discussed in this report

as of 08/31/09 (%)

Turkiye Is Bankasi	0.5
Turk Hava Yollari A.O.	0.5
Viterra	0.7
Paddy Power	0.6
Brit Insurance Holdings	0.9
Banco Bilbao Vizcaya Argentaria	1.8
Bezeq Israeli Telecommunications	0.8
ING Groep	0.9
OPAP	0.9

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Fund Profile – Columbia Mid Cap Growth Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 08/31/09

–22.38%

Class A shares (without sales charge)

–20.21%

Russell MidCap Growth Index

–19.92%

Russell MidCap Index

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

Summary

■  For the 12-month period that ended August 31, 2009, the fund's Class A shares returned negative 22.38% without sales charge.

■  The fund, its benchmarks—the Russell MidCap Growth Index and the Russell MidCap Index1—and the average return of the fund's peer group, the Lipper Mid-Cap Growth Funds Classification,2 all lost 19% or more during the period.

■  The fund's emphasis on quality held back results relative to these comparative measures as stocks rebounded in 2009, led by more volatile, less consistent companies.

Portfolio Management

Wayne M. Collette has co-managed the fund since February 2006 and has been associated with the advisor or its predecessors or affiliate organizations since 2001.

George J. Myers has co-managed the fund since February 2006 and has been associated with the advisor or its predecessors or affiliate organizations since 2004.

Lawrence W. Lin has co-managed the fund since October 2007 and has been associated with the advisor or its predecessors or affiliate organizations since 2006.

Brian D. Neigut has co-managed the fund since October 2007 and has been associated with the advisor or its predecessors or affiliate organizations since 2007.

1The Russell MidCap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The Russell MidCap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance Information – Columbia Mid Cap Growth Fund

Performance of a $10,000 investment 09/01/99 – 08/31/09

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Mid Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Russell MidCap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members off the Russell 1000 Growth Index. The Russell MidCap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 09/01/99 – 08/31/09 ($)

Sales charge	without	with
Class A	14,314	13,491
Class B	13,605	13,605
Class C	13,630	13,630
Class R	14,186	n/a
Class T	14,308	13,485
Class Y	14,621	n/a
Class Z	14,621	n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.29
Class B	2.04
Class C	2.04
Class R	1.54
Class T	1.34
Class Y	0.87
Class Z	1.04

* The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Average annual total return as of 08/31/09 (%)

Share class	A		B		C		R	T		Y	Z
Inception	11/01/02		11/01/02		10/13/03		01/23/06	11/01/02		07/15/09	11/20/85
Sales charge	without	with	without	with	without	with	without	without	with	without	without
1-year	–22.38	–26.83	–22.93	–26.64	–22.96	–23.70	–22.57	–22.41	–26.86	–22.16	–22.16
5-year	5.67	4.42	4.90	4.57	4.89	4.89	5.48	5.61	4.37	5.93	5.93
10-year	3.65	3.04	3.13	3.13	3.15	3.15	3.56	3.65	3.04	3.87	3.87

Average annual total return as of 09/30/09 (%)

Share class	A		B		C		R	T		Y	Z
Sales charge	without	with	without	with	without	with	without	without	with	without	without
1-year	–2.04	–7.65	–2.80	–7.48	–2.79	–3.73	–2.31	–2.09	–7.74	–1.85	–1.85
5-year	6.23	4.98	5.45	5.12	5.45	5.45	6.03	6.18	4.93	6.48	6.48
10-year	4.22	3.60	3.68	3.68	3.70	3.70	4.12	4.21	3.60	4.43	4.43

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A and T shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Y and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with distribution (Rule 12b-1) fees. Class R, Class Y and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B, Class C, Class R, Class T and Class Y are newer classes of shares. Class A, Class B, Class T and Class Y share performance information includes the performance of Class Z shares (the oldest existing share class) for periods prior to their inception. Class C share performance information includes returns of Class B shares for the period from November 1, 2002 through October 12, 2003, and the returns of Class Z shares for periods prior thereto. Class R share performance information includes returns of Class A shares for the period from November 1, 2002 through January 22, 2006, and the returns of Class Z share for periods prior thereto. These returns reflect differences in sales charges, but have not been restated to reflect any differences in expenses (such as distribution and service (Rule 12b-1) fees) between Class Z shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for Class A, Class B, Class R and Class T shares for periods during which Class Z share returns are included would have een lower, since the newer classes of shares are subject to distribution and service (Rule 12b-1) fees, and the returns shown for the periods prior to the inception of Class Y shares would have been higher. Class A and Class B shares were initially offered on November 1, 2002, Class C shares were initially offered on October 13, 2003, Class R shares were initially offered on January 23, 2006, Class T shares were initially offered on November 1, 2002, Class Y shares were initially offered on July 15, 2009 and Class Z shares were initially offered on November 20, 1985.

Understanding Your Expenses – Columbia Mid Cap Growth Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

03/01/09 – 08/31/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)			Expenses paid during the period ($)			Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,396.28		1,019.06	7.37		6.21	1.22
Class B	1,000.00	1,000.00	1,391.79		1,015.27	11.88		10.01	1.97
Class C	1,000.00	1,000.00	1,391.59		1,015.27	11.88		10.01	1.97
Class R	1,000.00	1,000.00	1,394.72		1,017.80	8.87		7.48	1.47
Class T	1,000.00	1,000.00	1,396.28		1,018.80	7.67		6.46	1.27
Class Y	1,000.00	1,000.00	1,111.20	*	1,020.87	1.19	*	4.38	0.86
Class Z	1,000.00	1,000.00	1,398.10		1,020.32	5.86		4.94	0.97

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

*For the period July 15, 2009 through August 31, 2009. Class Y shares commenced operations on July 15, 2009.

Portfolio Managers' Report – Columbia Mid Cap Growth Fund

For the 12-month period that ended August 31, 2009, Columbia Mid Cap Growth Fund Class A shares returned negative 22.38% without sales charge. The fund lost more than its benchmarks, the Russell MidCap Growth Index, which returned negative 20.21%, and the Russell MidCap Index, which returned negative 19.92% for the same period. The fund's return also was slightly lower than the negative 21.46% average return of its peer group, the Lipper Mid-Cap Growth Funds Classification. The fund's focus on higher quality helped it outperform during the severe market slump in 2008. However, the fund underperformed during this 12-month period, primarily because lower quality stocks with less earnings consistency led the market's recovery in 2009.

Technology, health care and industrials selections disappointed

A slowing economy held back returns of several information technology, health care and industrials holdings. In technology, a weak market for semiconductor chips reduced demand for semiconductor equipment producer MEMC Electronic Materials. We retained a reduced position in the stock because we think MEMC has the potential to improve in an economic upturn. However, we sold two other disappointing technology holdings—video game developers Activision Blizzard and Ubisoft Entertainment. After revenues of both companies slowed in 2008, the lack of attractive new products led to lagging demand in 2009. In health care, contract research organizations (CROs) Covance and Charles River Laboratories International underperformed amid investor concerns that a slowing economy would limit pharmaceutical research and development spending. We sold both holdings. The slump in energy development in late 2008 hurt two energy-related industrials holdings. We kept a position in McDermott International, which produces equipment used in oil exploration and production, because we think it should do well when energy activity increases. However, we sold SunPower, which manufactures solar energy systems, because of its uncertain prospects.

Energy, financials and utility holdings outperformed

Good stock selection in the energy, financials and utilities sectors helped support relative results. Two significant investments among the fund's energy sector investments were exploration and production companies Whiting Petroleum and SandRidge Energy. Both companies featured proven reserves and strong balance sheets, which helped them outperform when energy stocks began recovering after their 2008 slump. We took profits and sold the position in Whiting but retained an investment in SandRidge. In the financials sector, two real estate-related companies showed strength after the market hit its lows in March 2009. Bargain-hunting by investors helped lift valuations of CB Richard Ellis Group, a commercial real estate marketing company, and Alexandria Real Estate Equities, a real estate investment trust (REIT) that invests principally in laboratory properties. In the utilities group, AES, a U.S.-based power company with operations in 29 countries, showed strength as emerging markets began recovering.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 08/31/09 ($)

Class A	17.58
Class B	16.59
Class C	16.63
Class R	17.42
Class T	17.58
Class Y	17.98
Class Z	17.98

Distributions declared per share

09/01/08 – 08/31/09 ($)

Class A	0.49
Class B	0.49
Class C	0.49
Class R	0.49
Class T	0.49
Class Y	—
Class Z	0.49

Portfolio Managers' Report (continued) – Columbia Mid Cap Growth Fund

Top 5 sectors

as of 08/31/09 (%)

Information Technology	22.3
Consumer Discretionary	17.3
Industrials	15.2
Health Care	13.6
Financials	7.8

Top 10 holdings

as of 08/31/09 (%)

Express Scripts	1.6
Life Technologies	1.4
GameStop	1.4
Precision Castparts	1.3
Illumina	1.3
CommScope	1.2
Avon	1.2
Waddell & Reed Financial	1.2
ICON	1.1
CF Industries Holdings	1.1

Holdings discussed in this report

as of 08/31/09 (%)

MEMC Electronic Materials	0.4
McDermott International	1.1
SandRidge Energy	0.6
CB Richard Ellis Group	0.7
Alexandria Real Estate Equities	0.5
AES Corp.	1.1

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Positioned for an economic rebound

Starting in the early months of 2009, when we began to take a more positive view of the outlook for the economy and the stock market, we have gradually shifted the portfolio to place greater emphasis on economically sensitive companies. The fund's sector weights remain very close to those of the Russell MidCap Growth Index, but we have placed greater emphasis on quality companies that we believe could benefit from a global economic rebound. For example, we increased holdings among companies positioned to benefit from an increase in discretionary spending. In the industrials and materials groups, we have looked for opportunities in industries such as steel and fertilizers with exposure to growing emerging markets. We expect to continue to increase exposure incrementally to more cyclically sensitive companies. We intend to remain sensitive to stock valuations and to take care in assessing the risk/reward tradeoffs in our stock selection.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for this fund may differ from that presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in mid-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Fund Profile – Columbia Small Cap Growth Fund I

Summary

■  For the 12-month period that ended August 31, 2009, the fund's Class A shares returned negative 25.16% without sales charge.

■  The fund, its benchmarks—the Russell 2000 Growth Index and the Russell 2000 Index1—and the average return of the fund's peer group, the Lipper Small-Cap Growth Funds Classification,2 all lost 21% or more during the 12-month period.

■  The fund's focus on higher quality stocks with strong balance sheets hindered relative performance as lower quality, more volatile stocks led the market's rebound in the second half of the period.

Portfolio Management

Wayne M. Collette has co-managed the fund since February 2006 and has been associated with the advisor or its predecessors or affiliate organizations since 2001.

George J. Myers has co-managed the fund since February 2006 and has been associated with the advisor or its predecessors or affiliate organizations since 2004.

Lawrence W. Lin has co-managed the fund since October 2007 and has been associated with the advisor or its predecessors or affiliate organizations since 2006.

Brian D. Neigut has co-managed the fund since October 2007 and has been associated with the advisor or its predecessors or affiliate organizations since 2007.

1The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 08/31/09

–25.16%

Class A shares (without sales charge)

–22.02%

Russell 2000 Growth Index

–21.29%

Russell 2000 Index

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

Performance Information – Columbia Small Cap Growth Fund I

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.38
Class B	2.13
Class C	2.13
Class Y	1.00
Class Z	1.13

* The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 09/01/99 – 08/31/09 ($)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Growth Fund I during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 09/01/99 – 08/31/09 ($)

Sales charge	without	with
Class A	17,611	16,595
Class B	17,134	17,134
Class C	17,134	17,134
Class Y	17,780	n/a
Class Z	17,780	n/a

Average annual total return as of 08/31/09 (%)

Share class	A		B		C		Y	Z
Inception	11/01/05		11/01/05		11/01/05		07/15/09	10/01/96
Sales charge	without	with	without	with	without	with	without	without
1-year	–25.16	–29.47	–25.70	–29.42	–25.65	–26.39	–24.97	–24.97
5-year	5.71	4.47	5.13	4.82	5.13	5.13	5.91	5.91
10-year	5.82	5.20	5.53	5.53	5.53	5.53	5.92	5.92

Average annual total return as of 09/30/09 (%)

Share class	A		B		C		Y	Z
Sales charge	without	with	without	with	without	with	without	without
1-year	–8.26	–13.53	–8.94	–13.50	–8.91	–9.82	–8.01	–8.01
5-year	5.94	4.69	5.34	5.03	5.33	5.33	6.15	6.15
10-year	6.37	5.74	6.07	6.07	6.07	6.07	6.48	6.48

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Y and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Y shares and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B, Class C and Class Y are newer classes of shares. Class A, Class B and Class Y share performance information includes the performance of Class Z shares (the oldest existing share class) for periods prior to their inception. These returns reflect differences in sales charges, but have not been restated to reflect any differences in expenses (such as distribution and service (Rule 12b-1) fees) between Class Z shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the incepton of Class A, Class B, and Class C shares would have been lower, since these classes of shares are subject to distribution and service (Rule 12b-1) fees, and the returns shown for the periods prior to the inception of Class Y shares would have been higher. Class A, Class B and Class C shares were initially offered on November 1, 2005, Class Y shares were initially offered on July 15, 2009 and Class Z shares were initially offered on October 1, 1996.

Understanding Your Expenses – Columbia Small Cap Growth Fund I

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

03/01/09 – 08/31/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)			Expenses paid during the period ($)			Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,350.20		1,018.40	8.00		6.87	1.35
Class B	1,000.00	1,000.00	1,345.01		1,014.62	12.41		10.66	2.10
Class C	1,000.00	1,000.00	1,345.01		1,014.62	12.41		10.66	2.10
Class Y	1,000.00	1,000.00	1,093.20	*	1,020.01	1.42	*	5.24	1.03
Class Z	1,000.00	1,000.00	1,351.41		1,019.66	6.52		5.60	1.10

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses for all Classes except Class Y, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

*For the period July 15, 2009 through August 31, 2009. Class Y shares commenced operations on July 15, 2009.

Portfolio Managers' Report – Columbia Small Cap Growth Fund I

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 08/31/09 ($)

Class A	20.82
Class B	20.35
Class C	20.35
Class Y	21.00
Class Z	21.00

For the 12-month period that ended August 31, 2009, Columbia Small Cap Growth Fund I Class A shares returned negative 25.16% without sales charge. The fund lagged its benchmarks, the Russell 2000 Growth Index, which returned negative 22.02%, and the Russell 2000 Index, which returned negative 21.29%, for the same period. The fund's return also was lower than the negative 21.47% average return of its peer group, the Lipper Small-Cap Growth Funds Classification. The focus on higher quality small-cap companies with strong balance sheets helped the fund outperform in a falling stock market in late 2008 and early 2009. However, the fund's quality focus led to underperformance relative to its benchmarks for the period, as more volatile stocks led the market recovery in the spring of 2009.

Health care, technology and industrials holdings detracted

Stock selection in the health care, technology and industrials groups detracted from results relative to the Russell 2000 Growth Index. In health care, ICON, a contract research organization, and CardioNet and Masimo, two companies that provide outpatient monitoring devices and services, were disappointments. ICON's stock declined when investors feared that a weakened economy would limit research and development spending by the pharmaceuticals industry. We retained a position in the stock because we believe that the corporation is well positioned competitively going forward. We also retained an investment in Masimo, but have liquidated the CardioNet position. Both CardioNet and Masimo fell amid investor concerns about their vulnerability to changing reimbursement policies from potential health care industry reforms. We maintained a reduced position in Vocus, a company that offers on-demand public relations software to corporations, many of which have suffered from the effects of a weakening economy. Among the fund's industrial holdings, detractors included Hexcel and Bucyrus International. We liquidated a position in Hexcel, which manufactures composite materials used by the aerospace industry, where demand has fallen off. However, we maintained a position in Bucyrus, a manufacturer of mining equipment, where we see potential gains in an economic recovery.

Consumer discretionary, energy and financials holdings outperformed

Good stock selection in the consumer discretionary, energy and financials sectors helped support relative results. In the consumer discretionary sector, Lululemon Athletica and Tempur-Pedic International gained ground. Lululemon, a fast-growing producer of sportswear for yoga practitioners, performed well after introducing a website to supplement store-based sales. Mattress manufacturer Tempur-Pedic benefited from improving sentiment about the housing industry late in the period. In energy, exploration and production companies CNX Gas and Concho Resources outperformed in a volatile market for the sector. We took profits and sold the CNX position while retaining an investment in Concho. In the financials group, strong contributions came from asset managers Janus Capital Group and Cohen & Steers. Janus, a mutual fund manager, and Cohen & Steers, which manages real estate investment funds, both gained as the stock market rebounded. We sold Cohen & Steers before the end of the period.

Portfolio Managers' Report (continued) – Columbia Small Cap Growth Fund I

Positioned for an economic rebound

Early in 2009 we began to increase exposure incrementally to more economically sensitive stocks that we believe could do well as the global economy recovers and the equity markets rebound. We have sought opportunities among consumer and technology companies that we believe can benefit when discretionary spending improves and within the industrials and materials sectors, which are positioned to benefit from a potential resurgence by emerging market economies. We intend to remain sensitive to stock valuations and to take care in assessing the risk/reward tradeoffs in stock selection.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for this fund may differ from that presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

Top 5 sectors

as of 08/31/09 (%)

Information Technology	26.8
Health Care	23.2
Consumer Discretionary	15.7
Industrials	12.6
Financials	5.0

Top 10 holdings

as of 08/31/09 (%)

Onyx Pharmaceuticals	1.4
TNS	1.3
ICON	1.2
Impax Laboratories	1.2
Tempur-Pedic International	1.2
SAVVIS	1.1
NuVasive	1.1
Corinthian Colleges	1.0
TiVo	1.0
Lumber Liquidators	1.0

Holdings discussed in this report

as of 08/31/09 (%)

ICON	1.2
Masimo	0.9
Vocus	0.1
Bucyrus International	0.4
Lululemon Athletica	0.5
Tempur-Pedic International	1.2
Concho Resources	0.6
Janus Capital Group	0.7

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Fund Profile – Columbia Technology Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 08/31/09

–22.02%

Class A shares (without sales charge)

–12.47%

Merrill Lynch 100 Technology Index

Summary

■  For the 12-month period that ended August 31, 2009, the fund's Class A shares returned negative 22.02% without sales charge.

■  The fund underperformed its benchmark, the Merrill Lynch 100 Technology Index.1 The average return of the fund's peer group, the Lipper Science & Technology Funds Classification,2 was negative 11.53%.

■  Underexposure to semiconductor makers hurt the fund's relative returns as semiconductor demand increased sharply following the market downturn. The fund was also hurt by an emphasis on cell phone tower companies, which failed to keep pace in the cyclical recovery.

Portfolio Management

Wayne Collette has managed the fund since June 2002 and has been associated with the advisor or its predecessors or affiliate organizations since 2001.

1The Merrill Lynch 100 Technology Index is an equally-weighted index of 100 leading technology stocks. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance Information – Columbia Technology Fund

Performance of a $10,000 investment 11/09/00 – 08/31/09 ($)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Technology Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Merrill Lynch 100 Technology Index is an equally-weighted index of 100 leading technology stocks. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 11/09/00 – 08/31/09 ($)

Sales charge	without	with
Class A	8,433	7,949
Class B	7,991	7,991
Class C	8,000	8,000
Class Z	8,594	n/a

Average annual total return as of 08/31/09 (%)

Share class	A		B		C		Z
Inception	11/01/02		11/01/02		10/13/03		11/09/00
Sales charge	without	with	without	with	without	with	without
1-year	–22.02	–26.48	–22.68	–26.55	–22.74	–23.51	–21.91
5-year	5.36	4.11	4.56	4.22	4.55	4.55	5.60
Life	–1.92	–2.57	–2.51	–2.51	–2.50	–2.50	–1.71

Average annual total return as of 09/30/09 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
1-year	–0.25	–5.93	–1.02	–5.97	–1.15	–2.14	–0.12
5-year	5.12	3.87	4.32	3.98	4.31	4.31	5.37
Life	–1.18	–1.83	–1.77	–1.77	–1.76	–1.76	–0.96

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B and Class C are newer classes of shares. Class A and Class B share performance information includes the performance of Class Z shares (the oldest existing share class) for periods prior to their inception. Class C share performance information includes returns of Class B shares for the period from November 1, 2002 through October 12, 2003, and the returns of Class Z shares for periods prior thereto. These returns reflect differences in sales charges, but have not been restated to reflect any differences in expenses (such as distribution and service (Rule 12b-1) fees) between Class Z shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower, since the newer classes of shares are subject to distribution and service (Rule 12b-1) fees. Class A and Class B shares were initially offered on November 1, 2002, Class C shares were initially offered on October 13, 2003, and Class Z shares were initially offered on November 9, 2000.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates

Annual operating expense ratio (%)*

Class A	1.37
Class B	2.12
Class C	2.12
Class Z	1.12

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Understanding Your Expenses – Columbia Technology Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

03/01/09 – 08/31/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,375.71	1,017.95	8.62	7.32	1.44
Class B	1,000.00	1,000.00	1,369.81	1,014.17	13.08	11.12	2.19
Class C	1,000.00	1,000.00	1,369.11	1,014.17	13.08	11.12	2.19
Class Z	1,000.00	1,000.00	1,377.48	1,019.21	7.13	6.06	1.19

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager's Report – Columbia Technology Fund

For the 12-month period that ended August 31, 2009, Columbia Technology Fund Class A shares returned negative 22.02% without sales charge. The fund underperformed its benchmark, the Merrill Lynch 100 Technology Index, which returned negative 12.47% for the same period. Its return also fell behind the average return of its peer group, the Lipper Science & Technology Funds Classification, which was negative 11.53%. An underweight position in semiconductor manufacturers, which led a rebound in technology stocks in 2009, combined with overexposure to cell tower companies, which underperformed, caused the fund to lag the index and its peer group average.

Fund positioning led to disappointments

An underweight position in semiconductor stocks helped the fund in late 2008, but hurt during the cyclical upturn in early 2009 when demand for semiconductors surged. Exposure to relatively poor performers in the industry, including MEMC Electronic Materials, also hurt. While we have worked to bring the fund's exposure to semiconductor companies closer to that of the index, we remain mindful of valuations and thus the fund had not reached an index weight as of the end of the period.

An overweight position in cell-tower companies also detracted from returns. Because contracts for towers tend to be longer term, these issues are less sensitive to early-stage economic improvements. Detractors included market leaders Crown Castle International and American Tower. Despite a disappointing period for these companies, we continue to like their long-term prospects because of significant barriers to entry by other competitors, including community opposition to new cell phone tower placements.

Elsewhere in the portfolio, weak consumer spending patterns hurt software makers Microsoft and Adobe Systems. Near-term headwinds notwithstanding, we believe that the impending introduction of Microsoft's Windows 7 operating system could spark improved PC sales.

Rising smart phone use, consumer spending trends helped offset losses

While the recession slowed the emergence of new technologies and stifled efforts to identify stocks that may benefit, the smart phone product cycle has been an exception. Rising consumer and corporate use of smart phones, including the iPhone, has not only benefited the stock of companies that make the devices, such as Apple, but also connection providers, such as Neutral Tandem, and chip makers, such as QUALCOMM. Although Apple and QUALCOMM lost ground during the period, they held up considerably better than the sector overall.

The fund's positions in NetFlix and priceline.com benefited as consumers sought lower cost options for entertainment and travel. Positive economic trends benefited Itron, which sells utility meters for residential use. We believe that the stock has the potential to continue to benefit from an improving housing market. Relatively light

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 08/31/09 ($)

Class A	7.58
Class B	7.26
Class C	7.27
Class Z	7.70

Portfolio Manager's Report (continued) – Columbia Technology Fund

Top 5 sectors

as of 08/31/09 (%)

Software & Services	39.1
Technology Hardware & Equipment	28.2
Semiconductors & Equipment	21.6
Telecommunication Services	3.8
Retailing	3.7

Top 10 holdings

as of 08/31/09 (%)

Apple	4.9
Microsoft	3.0
Qualcomm	2.7
Analog Devices	2.5
Novellus	2.1
Verisign	2.1
Western Digital	2.0
eBay	1.8
Corning	1.8
TNS, Inc	1.8

Holdings discussed in this report

as of 08/31/09 (%)

MEMC Electronic Materials	0.8
Crown Castle International	0.5
American Tower	0.5
Microsoft	3.0
Adobe Systems	1.1
Apple	4.9
Neutral Tandem	0.5
QUALCOMM	2.7
NetFlix	1.5
Priceline.com	0.6
Itron	0.9

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

exposure to several poor-performing information technology services companies also helped overall returns.

Improved outlook on corporate technology spending

In light of the improving economic environment and following a long period of reduced spending patterns, corporate technology spending looks poised to grow incrementally. We continue to assess new technologies and product cycle trends and seek to identify stocks that may benefit, working to ensure that new picks for the portfolio remain consistent with our investment philosophy, which emphasizes strong balance sheets, proven management teams and reasonable valuations.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for this fund may differ from that presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

The share price of a fund that invests primarily in one sector will likely be subject to more volatility than a fund that invests across many sectors. Technology stocks may be more volatile than stocks in other sectors. The fund should be considered part of an overall investment program, and not a complete investment program.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Fund Profile – Columbia Balanced Fund

Summary

■  For the 12-month period that ended August 31, 2009, the fund's Class A shares returned negative 4.03% without sales charge.

■  Bonds reported positive returns during the period, but the fund's overall return was brought down by the weak performance of the stock market.

■  Although returns from broad stock market indices were sharply negative, the defensive positioning of the fund's equity component helped reduce losses.

Portfolio Management

Columbia Balanced Fund is managed by a manager from Columbia's large-cap core team:

Guy W. Pope

and by managers from Columbia's bond team:

Leonard A. Aplet  Ronald B. Stahl  Kevin L. Cronk

Guy W. Pope has co-managed the fund since 1997 and has been with the advisor or its predecessors since 1993.

Leonard A. Aplet has co-managed the fund since 1991 and has been with the advisor or its predecessors since 1987.

Ronald B. Stahl has co-managed the fund since 2005 and has been with the advisor or its predecessors since 1998.

Kevin L. Cronk has co-managed the fund since 2006 and has been with the advisor or its predecessors since 1999.

1The Standard & Poor's (S&P) 500® Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

2The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 08/31/09

–4.03%

Class A shares (without sales charge)

–18.25%

S&P 500® Index[1]

+7.94%

Barclays Capital Aggregate Bond Index[2]

Performance Information – Columbia Balanced Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.00
Class B	1.75
Class C	1.75
Class Z	0.75

* The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 09/01/99 – 08/31/09

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Balanced Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Standard & Poor's (S&P) 500® Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 09/01/99 – 08/31/09 ($)

Sales charge	without	with
Class A	13,037	12,285
Class B	12,378	12,378
Class C	12,378	12,378
Class Z	13,290	n/a

Average annual total return as of 08/31/09 (%)

Share class	A		B		C		Z
Inception	11/01/02		11/01/02		10/13/03		10/01/91
Sales charge	without	with	without	with	without	with	without
1-year	–4.03	–9.57	–4.82	–9.49	–4.77	–5.71	–3.87
5-year	4.83	3.59	4.03	3.69	4.04	4.04	5.08
10-year	2.69	2.08	2.16	2.16	2.16	2.16	2.89

Average annual total return as of 09/30/09 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
1-year	6.03	–0.05	5.20	0.20	5.20	4.20	6.25
5-year	5.33	4.09	4.53	4.20	4.53	4.53	5.58
10-year	3.08	2.47	2.55	2.55	2.55	2.55	3.28

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B and Class C are newer classes of shares. Class A and Class B share performance information includes the performance of Class Z shares (the oldest existing share class) for periods prior to their inception. Class C share performance information includes returns of Class B shares for the period from November 1, 2002 through October 12, 2003, and the returns of Class Z shares for periods prior thereto. These returns reflect differences in sales charges, but have not been restated to reflect any differences in expenses (such as distribution and service (Rule 12b-1) fees) between Class Z shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower, since the newer classes of shares are subject to distribution and service (Rule 12b-1) fees. Class A and Class B shares were initially offered on November 1, 2002, Class C shares were initially offered on October 13, 2003 and Class Z shares were initially offered on October 1, 1991.

Understanding Your Expenses – Columbia Balanced Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

03/01/09 – 08/31/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,307.71	1,020.01	5.99	5.24	1.03
Class B	1,000.00	1,000.00	1,302.31	1,016.23	10.33	9.05	1.78
Class C	1,000.00	1,000.00	1,302.21	1,016.23	10.33	9.05	1.78
Class Z	1,000.00	1,000.00	1,308.41	1,021.27	4.54	3.97	0.78

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers' Report – Columbia Balanced Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 08/31/09 ($)

Class A	22.46
Class B	22.41
Class C	22.42
Class Z	22.43

Distributions declared per share

09/01/08 – 08/31/09 ($)

Class A	0.52
Class B	0.37
Class C	0.37
Class Z	0.57

For the 12-month period that ended August 31, 2009, the fund's Class A shares returned negative 4.03% without sales charge. The S&P 500® Index returned negative 18.25% and the Barclays Capital Aggregate Bond Index returned 7.94%. The fund held up significantly better than the average fund in its peer group, the Lipper Mixed-Asset Target Allocation Growth Funds Classification,1 which returned negative 10.83%. Both the fixed-income and equity portions of the fund outperformed their respective benchmarks.

A weak stock market drove negative returns for the period

Despite a substantial rally in the second half of the period, a weak stock market was the most important determinant of fund performance. The fund's relatively conservative orientation helped it avoid some of the market's worst pitfalls. For example, in the financials sector, the fund's focus on JPMorgan Chase and Goldman Sachs Group was beneficial as they held up far better than less well-capitalized competitors. We initiated a position in real estate broker CB Richard Ellis in the second half of the period, in time to enjoy a significant rebound. Other successful second-half purchases included utility company AES and beleaguered telecommunications giant Sprint Nextel, which was sold from the portfolio after achieving a triple-digit gain in a matter of months.

The biggest disappointments among the fund's equity holdings came from the energy and industrials sectors. Offshore drilling company Transocean suffered from a sharp pullback in exploration activity, while General Electric suffered on both the finance and industrial sides. We held General Electric throughout the 12-month period but trimmed the fund's holdings. Stock selection in the health care area also hurt performance, with Thermo Fisher Scientific declining more than 25%.

Fixed-income performance added value to fund

The fund's fixed-income investments performed well versus their benchmark for the period. While Treasury securities outperformed most other sectors in the first half of the period, corporate bonds and other sectors with higher risk profiles proved more profitable in the second half. In particular, the fund's investments in the media, natural gas and wireless industries outperformed the broader corporate market for the year. Brokerage, finance and insurance sector holdings produced less favorable results, particularly during the credit crisis of late 2008. However, we have slowly added to these sectors as we believe their fundamental prospects improved.

1Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio Managers' Report (continued) – Columbia Balanced Fund

Looking ahead

We expect that the Federal Reserve will retain its position on monetary policy to accommodate growth for some time, as they have expressed that the need to stimulate growth is a greater near-term concern than the inflationary potential inherent in a large-scale stimulus package. The portfolio remains underweight in Treasury securities, in keeping with the strategy that served it well during the first half of 2009. The fund's investments in asset-backed securities and commercial mortgage-backed securities have benefited from inclusion in the government's TALF program, and the CMBS sector in particular remains attractively priced because of its relatively late entry into the program. Within the MBS sector we favor securities that are agency guaranteed versus non-agency guaranteed securities.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investments in high-yield or "junk" bonds offer the potential for higher income than investments in investment-grade bonds, but also involves a higher degree of risk. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make timely principal and interest payments.

Top 10 equity holdings

as of 08/31/09 (%)

Microsoft	2.1
JPMorgan Chase	2.0
Philip Morris International	2.0
Google	1.7
Wells Fargo	1.7
Chevron	1.6
Abbott Laboratories	1.6
Hewlett-Packard	1.6
Goldman Sachs Group	1.5
Apple	1.5

Portfolio composition

as of 08/31/09 (%)

Common Stock	64.1
Mortgage Backed Securities	11.0
Corporate Fixed-Income Bonds & Notes	9.6
Government & Agency Obligations	5.3
Commercial Mortgage-Backed Securities	3.7
Collateralized Mortgage Obligations	2.3
Asset-Backed Securities	1.2
Cash & Equivalents	2.8

Holdings discussed in this report

as of 08/31/09 (%)

JPMorgan Chase	2.0
Goldman Sachs Group	1.5
CB Richard Ellis	0.4
AES	0.7
Transocean	0.8
General Electric	0.5
Thermo Fisher Scientific	0.9

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Fund Profile – Columbia Oregon Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 08/31/09

+4.70%

Class A shares (without sales charge)

+6.58%

Barclays Capital 3-15 Year Blend Municipal Bond Index

+6.50%

Barclays Capital General Obligation Bond Index

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a fund's investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). Information shown is based on the most recent data provided by Morningstar.

Summary

■  For the 12-month period that ended August 31, 2009, the fund's Class A shares returned 4.70% without sales charge.

■  The fund underperformed its benchmarks, the Barclays Capital 3-15 Year Blend Municipal Bond Index and the Barclays Capital General Obligation Bond Index1 but performed in line with the average fund in its peer group, the Lipper Other States Intermediate Municipal Debt Funds Classification.2

■  Pre-refunded issues and general obligation bonds of the state and certain municipalities aided returns, while non-rated holdings, hospital and multi-family housing bonds detracted from results.

Portfolio Management

Brian M. McGreevy has managed the fund since 2003 and has been with the advisor and its predecessors since 1994.

1The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding. The Barclays Capital General Obligation Bond Index is an index that represents average market-weighted performance of general obligations securitites that have been issued in the last five years with maturities greater than one year. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance Information – Columbia Oregon Intermediate Municipal Bond Fund

Performance of a $10,000 investment 09/01/99 – 08/31/09

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Oregon Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The growth of $10,000 with sales charge for Class A is calculated with an initial sales charge of 4.75%. The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding. The Barclays Capital General Obligation Bond Index is an index that represents average market-weighted performance of general obligations securities that have been issued in the last five years with maturities greater than one year. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 09/01/99 – 08/31/09 ($)

Sales charge	without	with
Class A	15,841	15,089
Class B	15,054	15,054
Class C	15,365	15,365
Class Z	16,148	n/a

Average annual total return as of 08/31/09 (%)

Share class	A		B		C		Z
Inception	11/01/02		11/01/02		10/13/03		07/02/84
Sales charge	without	with	without	with	without	with	without
1-year	4.70	1.26	3.92	0.92	4.28	3.28	4.96
5-year	3.40	2.40	2.63	2.63	2.99	2.99	3.66
10-year	4.71	4.20	4.18	4.18	4.39	4.39	4.91

Average annual total return as of 09/30/09 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
1-year	10.92	7.33	10.10	7.10	10.49	9.49	11.20
5-year	3.83	2.83	3.06	3.06	3.42	3.42	4.10
10-year	4.96	4.45	4.42	4.42	4.64	4.64	5.17

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares and the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

The 5 & 10-year Class A average annual returns with sales charge as of 08/31/09 and 09/30/09 include the previous sales charge of 4.75%. The 1-year Class A average annual return with sales charge as of 08/31/09 and 09/30/09 includes the new sales charge of 3.25%. This change was effective beginning August 22, 2005.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B and Class C are newer classes of shares. Class A and Class B share performance information includes the performance of Class Z shares (the oldest existing share class) for periods prior to their inception. Class C share performance information includes returns of Class B shares for the period from November 1, 2002 through October 12, 2003, and the returns of Class Z shares for periods prior thereto. These returns reflect differences in sales charges, but have not been restated to reflect any differences in expenses (such as distribution and service (Rule 12b-1) fees) between Class Z shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower, since the newer classes of shares are subject to distribution and service (Rule 12b-1) fees. Class A and Class B shares were initially offered on November 1, 2002, Class C shares were initially offered on October 13, 2003 and Class Z shares were initially offered on July 2, 1984.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.87
Class B	1.62
Class C	1.62
Class Z	0.62

Annual operating expense ratio

after contractual waivers (%)*

Class A	0.75
Class B	1.50
Class C	1.50
Class Z	0.50

* The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report and include the expenses incurred by the investment companies in which the fund invests. The contractual waiver expires 12/31/09. Differences in expense ratios disclosed elsewhere in this report may result from including expenses incurred by the investment companies, fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Understanding Your Expenses – Columbia Oregon Intermediate Municipal Bond Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■   For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■   For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

03/01/09 – 08/31/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,036.20	1,021.42	3.85	3.82	0.75
Class B	1,000.00	1,000.00	1,032.31	1,017.64	7.68	7.63	1.50
Class C	1,000.00	1,000.00	1,034.08	1,019.41	5.90	5.85	1.15
Class Z	1,000.00	1,000.00	1,037.51	1,022.68	2.57	2.55	0.50

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager's Report – Columbia Oregon Intermediate Municipal Bond Fund

For the 12-month period that ended August 31, 2009, Columbia Oregon Intermediate Municipal Bond Fund Class A shares returned 4.70% without sales charge. The fund's benchmarks, the Barclays Capital 3-15 Year Blend Municipal Bond Index and the Barclays Capital General Obligation Bond Index, returned 6.58% and 6.50%, respectively. The average return of funds in the Lipper Other States Intermediate Municipal Debt Funds Classification was 4.72%. The fund's emphasis on pre-refunded bonds was an important factor in its positive results. However, its focus on shorter maturity pre-refunded issues held back performance relative to its benchmarks.

A period of heightened volatility

Market turmoil accelerated late in 2008 as the failure of several prominent financial institutions coincided with a deepening recession. Investor tolerance for risk dried up, with all sectors of the fixed-income markets, except for Treasuries, experiencing bouts of extraordinary weakness. As a result, prices fell across many sectors and the difference in yield between AAA- and BBB-rated bonds expanded by as much as four full percentage points. Quality and performance generally moved in tandem, with AAA-rated issues showing solid returns while BBB issues suffered declines. As the period closed, market conditions improved significantly, narrowing the spread between yields on high and lower quality issues from their extreme levels, although it remained historically wide.

Pre-refunded and general obligation bonds stood out

The fund's emphasis on pre-refunded bonds, which accounted for approximately 20% of the portfolio, was an important factor in its positive results. Pre-refunded bonds are backed by escrowed funds sufficient to pay off the entire issue at maturity. However, the fund's focus on shorter maturity pre-refunded issues held back performance relative to its benchmarks. Pre-refunded bonds in the four-to-seven year maturity range, where the benchmarks had greater exposure, outperformed the one-to-three year issues that the fund stressed.

AA-rated local general obligation bonds also contributed positively, as higher quality issues found increased support. The fund's sizeable commitment to longer-maturity zero-coupon bonds also boosted returns as interest rates fell and prices rose for much of the period. Zero coupon issues are sold at deep discount and pay no current income. As such, they are exceptionally sensitive to changing interest rates. As long-term rates declined, the value of these bonds rose. The fund also benefited from having minimal exposure to Puerto Rico bonds and to bonds subject to the AMT (Alternative Minimum Tax), which lagged other segments of the municipal market because of lower quality and lack of demand, respectively.

Non-rated issues disappointed

Non-rated bonds, which make up about seven percent of the fund's holdings compared to close to zero in the benchmarks, lost value as investors shied away from risk and the uncertainty associated with non-rated bonds. Some issuers choose not to apply for ratings because of related fees and administrative costs, and some issues are too small to meet rating company requirements. However, we believe that many of the fund's non-rated holdings would merit investment grade ratings, and we have maintained the fund's

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 08/31/09 ($)

Class A	12.17
Class B	12.17
Class C	12.17
Class Z	12.17

Distribution declared per share

09/01/08 – 08/31/09 ($)

Class A	0.45
Class B	0.36
Class C	0.40
Class Z	0.48

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some or all of this discount may be included in the fund's ordinary income, and is taxable when distributed.

Portfolio Manager's Report (continued) – Columbia Oregon Intermediate Municipal Bond Fund

30-day SEC yields

as of 08/31/09 (%)

Class A	2.35
Class B	1.72
Class C	2.07
Class Z	2.71

The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

Taxable-equivalent SEC yields

as of 08/31/09 (%)

Class A	3.97
Class B	2.90
Class C	3.49
Class Z	4.58

Taxable-equivalent SEC yields are based on the combined maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

Top 5 sectors

as of 08/31/09 (%)

Tax-Backed	44.7
Refunded/Escrowed	20.2
Utilities	8.5
Health Care	8.2
Education	5.4

Portfolio quality

as of 08/31/09 (%)

AAA	17.6
AA	50.4
A	20.8
BBB	4.6
Non Rated	6.6

Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard and Poor's, Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

Maturity breakdown

as of 08/31/09 (%)

0-1 year	5.6
1-3 years	16.6
3-5 years	13.0
5-7 years	8.1
7-10 years	15.7
10-15 years	21.9
15-20 years	11.5
20-25 years	2.9
25+ years	0.5
Net Cash & Equivalents	4.2

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

position. BBB-rated bonds tied to multi-family housing and hospital issues also detracted from the fund's returns.

Seeking to enhance yield

In an effort to enhance the fund's yield, we increased exposure to general obligations bonds in the 10- to 15-year maturity range while cutting back shorter-term holdings, where rising prices have driven yields below one percent. We also decreased the fund's position in bonds subject to near-term calls. In addition, we shed some pre-refunded exposure while expanding the fund's exposure to the A/BBB quality ranges, where opportunities appear to be more attractive.

Positive and negative influences on Oregon's economy appear roughly in balance. The pace of job losses has slackened, inventories of unsold homes have shrunk and the bulk of the state's federal stimulus funds are just now arriving. Still, unemployment and housing remain concerns, keeping pressure on state and local budgets. In that setting, we believe that careful credit selection remains the key to finding value for the portfolio. Unusually light flows of new issues in Oregon are adding to the challenge of finding new commitments of appropriate size.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves certain risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Single-state municipal bond funds pose additional risks, due to limited geographical diversification.

Fund Profile – Columbia Conservative High Yield Fund

Summary

■  For the 12-month period that ended August 31, 2009, the fund's Class A shares returned 0.91% without sales charge.

■  The fund underperformed its benchmark, the JPMorgan Developed BB High Yield Index,1 but outperformed the average of return of its peer group, the Lipper High Current Yield Funds Classification.2

■  The fund's quality orientation versus its benchmark and peer group drove its relative returns throughout the period.

Portfolio Management

Kevin L. Cronk, CFA has co-managed the fund since 2005 and has been with the advisor or its predecessors since 1999.

1The JPMorgan Developed BB High Yield Index is designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 08/31/09

+0.91%

Class A shares (without sales charge)

+6.51%

JPMorgan Developed BB High Yield Index

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a fund's investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). Information shown is based on the most recent data provided by Morningstar.

Performance Information – Columbia Conservative High Yield Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.14
Class B	1.89
Class C	1.89
Class Y	0.71
Class Z	0.89

* The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 09/01/99 – 08/31/09 ($)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Conservative High Yield Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The JPMorgan Developed BB High Yield Index is an index that is designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 09/01/99 – 08/31/09 ($)

Sales charge	without	with
Class A	15,095	14,375
Class B	14,328	14,328
Class C	14,444	14,444
Class Y	15,362	n/a
Class Z	15,362	n/a

Average annual total return as of 08/31/09 (%)

Share class	A		B		C		Y	Z
Inception	11/01/02		11/01/02		10/13/03		07/15/09	10/01/93
Sales charge	without	with	without	with	without	with	without	without
1-year	0.91	–3.89	0.17	–4.50	0.31	–0.62	1.19	1.17
5-year	2.62	1.63	1.86	1.55	2.01	2.01	2.88	2.87
10-year	4.20	3.70	3.66	3.66	3.75	3.75	4.39	4.39

Average annual total return as of 09/30/09 (%)

Share class	A		B		C		Y	Z
Sales charge	without	with	without	with	without	with	without	without
1-year	10.59	5.29	9.77	4.77	9.92	8.92	10.90	10.86
5-year	3.06	2.06	2.30	1.99	2.45	2.45	3.32	3.31
10-year	4.60	4.09	4.05	4.05	4.13	4.13	4.79	4.78

The "with sales charge" returns include the maximum initial sales charge of 4.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Y and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Y and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B, Class C and Class Y are newer classes of shares. Class A, Class B and Class Y share performance information includes the performance of Class Z shares (the oldest existing share class) for periods prior to their inception. Class C share performance information includes returns of Class B shares for the period from November 1, 2002 through October 12, 2003, and the returns of Class Z shares for periods prior thereto. These returns reflect differences in sales charges, but have not been restated to reflect any differences in expenses (such as distribution and service (Rule 12b-1) fees) between Class Z shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for Class A, Class B, and Class C for periods during which Class Z share returns are included would have been lower, since these classes of shares are subject to distribution and service (Rule 12b-1) fees, and the returns shown for Class Y shares would have been higher. Class A and Class B shares were initially offered on November 1, 2002, Class C shares were initially offered on October 13, 2003, Class Y shares were initially offered on July 15, 2009 and Class Z shares were initially offered on October 1, 1993.

Understanding Your Expenses – Columbia Conservative High Yield Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

03/01/09 – 08/31/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)			Expenses paid during the period ($)			Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,174.12		1,020.32	5.32		4.94	0.97
Class B	1,000.00	1,000.00	1,169.78		1,016.53	9.41		8.74	1.72
Class C	1,000.00	1,000.00	1,170.59		1,017.29	8.59		7.98	1.57
Class Y	1,000.00	1,000.00	1,052.80	*	1,021.93	0.88	*	3.31	0.65
Class Z	1,000.00	1,000.00	1,175.48		1,021.58	3.95		3.67	0.72

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the distributor not waived fees or reimbursed a portion of Class C expenses, Class C account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

*For the period July 15, 2009 through August 31, 2009. Class Y shares commenced operations on July 15, 2009.

Portfolio Manager's Report – Columbia Conservative High Yield Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 08/31/09 ($)

Class A	7.10
Class B	7.10
Class C	7.10
Class Y	7.10
Class Z	7.10

Distributions declared per share

09/01/08 – 08/31/09 ($)

Class A	0.51
Class B	0.46
Class C	0.47
Class Y	0.07
Class Z	0.53

For the 12-month period that ended August 31, 2009, Columbia Conservative High Yield Fund Class A shares returned 0.91% without sales charge. The fund's return was lower than the 6.51% return of the JPMorgan Developed BB High Yield Index and higher than the 0.37% average return of its peer group, the Lipper High Current Yield Funds Classification. The fund's positioning generally drove performance against these comparative measures.

Quality orientation had mixed results

During the first half of the period, the fund's aggressive positioning relative to the index resulted in a performance shortfall. However, we believe that the portfolio's quality was higher than the average of its peers during this period and that it resulted in strong outperformance relative to the Lipper measure. As the high-yield market began to recover in 2009, the fund's quality orientation versus its peer group was a disadvantage. Underweights in more speculative benchmark positions, including financials, retail and housing, hampered performance against the index in the second half of the period.

A range of sectors drove positive returns

The fund had more exposure than the index to the wireless and metals sectors, which benefited performance. Wireless, which includes satellite and cellular phone service providers, proved resilient in the face of economic weakness. In the metals sector, many companies enjoyed rebounding commodity prices. An underweight in gaming bonds also proved advantageous as casino operators proved to be linked more closely to the economic cycle than many investors expected. An underweight in information technology was also beneficial as technology spending failed to pick up. The strongest contributors to fund performance during the period were Nextel Communications, mining giant Freeport-McMoRan Copper & Gold, satellite television provider EchoStar and hospital operator HCA.

Disappointments from chemicals and housing, underweight in financials

Security selection in the chemicals industry turned negative as Nova Chemicals and Chemtura suffered sharp drop-offs in demand during the period. Both positions were sold. An underweight in financials also hurt performance as many "fallen angels"—once-strong companies that had been beaten down by the financial crisis—bounced back after being downgraded to junk status. An underweight in housing also hampered returns as homebuilders and building product producer bonds rallied in anticipation of improving housing market conditions. In addition, casino operator Foxwoods, asset manager Nuveen and chipmaker Freescale weighed on performance. All three were sold during the period.

Looking ahead

Signs of improvement in manufacturing and housing have lifted hopes for a return to economic growth, and many other economic indicators have stabilized. However, we believe that employment and consumer spending are likely to remain soft, restraining growth going forward. At 11.5%* and climbing, the default rate on high-yield securities

* Moody's trailing 12-month default rate

Portfolio Manager's Report (continued) – Columbia Conservative High Yield Fund is now higher than the two previous peaks, in 1991 and 2002. Nevertheless, we expect defaults to decline meaningfully in the coming year and return to historical levels. At the end of the period, the yield difference between the high-yield market and Treasuries was 8.80 percentage points, which we believe offers good long-term value. However, there are clear risks ahead for highly leveraged companies. In this environment, we intend to preserve the fund's relatively conservative positioning. We continue to favor high quality BB- and B-rated issuers and to avoid riskier low quality CCC-rated bonds. We believe that these higher quality high-yield bonds can provide upside potential with some protection against downside risk.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Investing in fixed-income securities may involves certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

The term "conservative" in the Columbia Conservative High Yield Fund's name, and as used in the discussion above, is intended to describe the fund's credit approach relative to other high yield funds; the fund invests primarily in bonds rated Ba or B by Moody's Investors Service, Inc. or BB or B by Standard & Poor's. These lower rated bonds, commonly referred to as "junk" bonds, are subject to greater credit risk, and are generally less liquid, than higher-rated, lower yielding bonds. Also, changes in economic conditions or other circumstances may adversely affect a junk bond issuer's ability to make principal and interest payments. Rising interest rates tend to lower the value of all bonds.

Portfolio quality

as of 08/31/09 (%)

AAA	1.1
BBB	0.7
BB	49.9
B	43.2
CCC	1.8
CC	0.3
Not Rated	0.7
Other	2.3

Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard and Poor's, Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

Maturity breakdown

as of 08/31/09 (%)

1-3 years	4.7
3-5 years	20.6
5-7 years	36.5
7-10 years	26.5
10-15 years	3.4
15-20 years	2.3
20-30 years	2.2
30 years and over	0.4
Repurchase Agreement	1.1
Other	2.3

Holdings discussed in this report

as of 08/31/09 (%)

Nextel Communications	1.7
Freeport-McMoRan Copper & Gold	2.8
EchoStar	1.9
HCA	2.9

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Investment Portfolio – Columbia International Stock Fund

August 31, 2009

Common Stocks – 97.6%
	Shares	Value ($)
Consumer Discretionary – 9.8%
Auto Components – 0.6%
Stanley Electric Co., Ltd.	176,500	3,558,453
Auto Components Total		3,558,453
Automobiles – 2.6%
Daihatsu Motor Co., Ltd.	379,000	3,889,790
Honda Motor Co., Ltd.	63,400	1,999,774
Nissan Motor Co., Ltd.	682,100	4,764,804
Toyota Motor Corp.	91,900	3,940,688
Automobiles Total		14,595,056
Diversified Consumer Services – 1.0%
Benesse Corp.	120,500	5,918,162
Diversified Consumer Services Total		5,918,162
Hotels, Restaurants & Leisure – 1.5%
OPAP SA	199,710	4,867,170
Paddy Power PLC	126,525	3,491,683
Hotels, Restaurants & Leisure Total		8,358,853
Media – 1.6%
Publicis Groupe SA	124,642	4,583,313
Vivendi	161,832	4,609,885
Media Total		9,193,198
Specialty Retail – 1.6%
Game Group PLC	1,739,750	4,623,426
USS Co., Ltd.	70,360	4,431,054
Specialty Retail Total		9,054,480
Textiles, Apparel & Luxury Goods – 0.9%
Polo Ralph Lauren Corp. (a)	69,786	4,632,395
Youngone Corp. (b)	44,020	274,222
Youngone Holdings Co. Ltd.	11,500	204,880
Textiles, Apparel & Luxury Goods Total		5,111,497
Consumer Discretionary Total		55,789,699
Consumer Staples – 9.5%
Beverages – 0.5%
Carlsberg A/S, Class B	39,497	2,837,488
Beverages Total		2,837,488
Food & Staples Retailing – 2.9%
Koninklijke Ahold NV	464,454	5,440,586
Seven & I Holdings Co., Ltd.	283,400	6,852,767
Wal-Mart Stores, Inc.	78,643	4,000,570
Food & Staples Retailing Total		16,293,923

	Shares	Value ($)
Food Products – 5.1%
China Milk Products Group Ltd.	8,422,000	3,243,839
Kerry Group PLC, Class A	176,875	4,627,614
Nestle SA, Registered Shares	272,983	11,337,985
Toyo Suisan Kaisha Ltd.	226,000	5,756,260
Viterra, Inc. (b)	452,652	3,985,901
Food Products Total		28,951,599
Tobacco – 1.0%
Japan Tobacco, Inc.	1,988	5,766,375
Tobacco Total		5,766,375
Consumer Staples Total		53,849,385
Energy – 8.0%
Energy Equipment & Services – 1.5%
Noble Corp. (a)	122,541	4,292,611
Shinko Plantech Co., Ltd.	435,900	4,206,751
Energy Equipment & Services Total		8,499,362
Oil, Gas & Consumable Fuels – 6.5%
Australian Worldwide Exploration Ltd. (b)	2,092,410	4,562,742
BP PLC (a)	243,138	2,092,764
BP PLC, ADR	118,026	6,072,438
Repsol YPF SA	91,659	2,273,259
Royal Dutch Shell PLC, Class B	291,300	7,919,721
Total SA	205,869	11,796,492
Yanzhou Coal Mining Co., Ltd., Class H	1,586,000	2,263,244
Oil, Gas & Consumable Fuels Total		36,980,660
Energy Total		45,480,022
Financials – 25.7%
Capital Markets – 0.5%
Intermediate Capital Group PLC	579,816	2,828,452
Capital Markets Total		2,828,452
Commercial Banks – 17.0%
Australia & New Zealand Banking Group Ltd.	214,018	3,851,105
Banco Bilbao Vizcaya Argentaria SA	560,014	9,947,134
Banco Santander SA	818,037	12,589,334
Bank of China Ltd., Class H	5,458,000	2,654,899
Barclays PLC	1,454,634	8,915,848
BNP Paribas	59,409	4,783,926
DBS Group Holdings Ltd.	645,000	5,657,934
HSBC Holdings PLC	631,863	6,903,250

See Accompanying Notes to Financial Statements.

Columbia International Stock Fund

August 31, 2009

Common Stocks (continued)
	Shares	Value ($)
National Australia Bank Ltd.	244,489	5,885,167
National Bank of Greece SA (b)	178,044	5,577,076
Standard Chartered PLC	332,706	7,551,601
Sumitomo Mitsui Financial Group, Inc.	153,200	6,602,171
Sumitomo Trust & Banking Co., Ltd.	614,000	3,754,605
Svenska Handelsbanken AB, Class A	267,619	7,011,490
Turkiye Is Bankasi, Class C	674,991	2,677,286
Yamaguchi Financial Group, Inc.	211,000	2,424,062
Commercial Banks Total		96,786,888
Diversified Financial Services – 0.9%
ING Groep NV (b)	330,621	4,998,098
Diversified Financial Services Total		4,998,098
Insurance – 4.5%
Axis Capital Holdings Ltd.	119,194	3,633,033
Baloise Holding AG, Registered Shares	66,276	6,002,331
Brit Insurance Holdings PLC	1,458,211	5,156,132
Sampo Oyj, Class A	190,505	4,560,901
Zurich Financial Services AG, Registered Shares	28,108	6,176,911
Insurance Total		25,529,308
Real Estate Investment Trusts (REITs) – 0.9%
Japan Retail Fund Investment Corp.	983	5,239,850
Real Estate Investment Trusts (REITs) Total		5,239,850
Real Estate Management & Development – 1.9%
Hongkong Land Holdings Ltd.	1,187,000	4,831,090
Leopalace21 Corp.	348,900	3,157,161
Swire Pacific Ltd., Class A	307,800	3,210,862
Real Estate Management & Development Total		11,199,113
Financials Total		146,581,709
Health Care – 8.1%
Biotechnology – 0.6%
Amgen, Inc. (b)	57,260	3,420,712
Biotechnology Total		3,420,712
Pharmaceuticals – 7.5%
Astellas Pharma, Inc.	103,300	4,140,881
AstraZeneca PLC, ADR	187,720	8,753,384
Novartis AG, Registered Shares	149,743	6,940,586

	Shares	Value ($)
Roche Holding AG, Genusschein Shares	59,740	9,494,987
Sanofi-Aventis SA	136,043	9,228,874
Santen Pharmaceutical Co., Ltd.	124,100	4,174,455
Pharmaceuticals Total		42,733,167
Health Care Total		46,153,879
Industrials – 11.0%
Aerospace & Defense – 1.7%
BAE Systems PLC	1,098,463	5,550,717
MTU Aero Engines Holding AG	97,265	4,106,480
Aerospace & Defense Total		9,657,197
Airlines – 0.5%
Turk Hava Yollari A.O.	1,412,987	2,712,754
Airlines Total		2,712,754
Commercial Services & Supplies – 0.5%
Aeon Delight Co., Ltd.	212,200	3,110,594
Commercial Services & Supplies Total		3,110,594
Construction & Engineering – 3.7%
COMSYS Holdings Corp.	286,200	3,306,448
CTCI Corp.	2,695,000	2,529,902
Impregilo SpA	1,363,066	5,539,846
Toyo Engineering Corp.	1,104,000	3,950,908
Vinci SA	104,619	5,613,066
Construction & Engineering Total		20,940,170
Electrical Equipment – 1.1%
Schneider Electric SA	68,868	6,348,282
Electrical Equipment Total		6,348,282
Industrial Conglomerates – 2.3%
DCC PLC	141,638	3,431,581
Keppel Corp. Ltd.	384,000	2,027,996
Siemens AG, Registered Shares	26,291	2,278,406
Tyco International Ltd.	161,462	5,116,731
Industrial Conglomerates Total		12,854,714
Machinery – 0.8%
Demag Cranes AG	147,423	4,438,256
Machinery Total		4,438,256
Professional Services – 0.4%
Teleperformance	74,770	2,568,813
Professional Services Total		2,568,813
Industrials Total		62,630,780

See Accompanying Notes to Financial Statements.

Columbia International Stock Fund

August 31, 2009

Common Stocks (continued)
	Shares	Value ($)
Information Technology – 4.9%
Electronic Equipment, Instruments & Components – 0.7%
FUJIFILM Holdings Corp.	133,000	3,966,416
Electronic Equipment, Instruments & Components Total		3,966,416
Internet Software & Services – 0.5%
Yahoo! Japan Corp.	8,113	2,759,554
Internet Software & Services Total		2,759,554
IT Services – 1.1%
Cap Gemini SA	82,965	4,012,987
Redecard SA	176,800	2,420,247
IT Services Total		6,433,234
Office Electronics – 1.2%
Canon, Inc.	176,200	6,760,172
Office Electronics Total		6,760,172
Semiconductors & Semiconductor Equipment – 0.7%
United Microelectronics Corp., ADR (b)	1,229,964	3,997,383
Semiconductors & Semiconductor Equipment Total		3,997,383
Software – 0.7%
Nintendo Co., Ltd.	14,600	3,947,727
Software Total		3,947,727
Information Technology Total		27,864,486
Materials – 9.2%
Chemicals – 2.6%
BASF SE	155,650	8,120,055
Clariant AG, Registered Shares (b)	397,371	3,591,312
Syngenta AG, Registered Shares	12,129	2,852,130
Chemicals Total		14,563,497
Construction Materials – 0.6%
Ciments Francais SA	33,032	3,625,946
Construction Materials Total		3,625,946
Containers & Packaging – 0.7%
Toyo Seikan Kaisha Ltd.	197,300	4,117,750
Containers & Packaging Total		4,117,750
Metals & Mining – 5.3%
Anglo American PLC	129,093	4,204,127
BHP Billiton PLC	395,477	10,377,171
BlueScope Steel Ltd.	1,192,599	2,882,836
Salzgitter AG	42,534	4,048,244

	Shares	Value ($)
Tokyo Steel Manufacturing Co., Ltd.	325,600	4,286,513
Yamato Kogyo Co., Ltd.	153,400	4,583,041
Metals & Mining Total		30,381,932
Materials Total		52,689,125
Telecommunication Services – 5.9%
Diversified Telecommunication Services – 5.0%
BCE, Inc.	159,500	3,919,205
Bezeq Israeli Telecommunication Corp., Ltd.	2,037,791	4,260,714
France Telecom SA	123,996	3,153,473
Nippon Telegraph & Telephone Corp.	125,500	5,610,747
Tele2 AB, Class B	165,087	2,291,313
Telefonica O2 Czech Republic AS	201,513	5,591,770
Telekomunikacja Polska SA	638,555	3,596,989
Diversified Telecommunication Services Total		28,424,211
Wireless Telecommunication Services – 0.9%
Softbank Corp.	129,000	2,890,543
Vodafone Group PLC	995,159	2,145,164
Wireless Telecommunication Services Total		5,035,707
Telecommunication Services Total		33,459,918
Utilities – 5.5%
Electric Utilities – 1.4%
Enel SpA	520,427	3,066,404
Iberdrola SA	550,752	5,100,543
Electric Utilities Total		8,166,947
Independent Power Producers & Energy Traders – 1.6%
Drax Group PLC	608,617	4,725,253
International Power PLC	1,003,786	4,578,685
Independent Power Producers & Energy Traders Total		9,303,938
Multi-Utilities – 2.5%
AGL Energy Ltd.	432,541	5,103,548
RWE AG	70,218	6,502,925
United Utilities Group PLC	329,551	2,421,155
Multi-Utilities Total		14,027,628
Utilities Total		31,498,513
Total Common Stocks (cost of $518,568,348)		555,997,516

See Accompanying Notes to Financial Statements.

Columbia International Stock Fund

August 31, 2009

Investment Company – 1.1%
	Shares	Value ($)
iShares MSCI EAFE Index Fund	122,178	6,436,337
Total Investment Company (cost of $5,676,549)		6,436,337
Preferred Stock – 0.5%
Utilities – 0.5%
Electric Utilities – 0.5%
Cia Energetica de Minas Gerais	172,675	2,542,437
Electric Utilities Total		2,542,437
Utilities Total		2,542,437
Total Preferred Stock (cost of $3,361,156)		2,542,437
Rights – 0.0%
	Units
Financials – 0.0%
Diversified Financial Services – 0.0%
Fortis Expires 07/04/14 (b)(c)	234,651	—
Diversified Financial Services Total		—
Financials Total		—
Total Rights (cost of $—)		—
Short-Term Obligation – 0.8%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 08/31/09, due 09/01/09 at 0.130%, collateralized by U.S. Treasury obligations with various maturities to 08/15/23, market value $4,870,368 (repurchase proceeds $4,772,017)	4,772,000	4,772,000
Total Short-Term Obligation (cost of $4,772,000)		4,772,000
Total Investments – 100.0% (cost of $532,378,053) (d)		569,748,290
Other Assets & Liabilities, Net – 0.0%		266,588
Net Assets – 100.0%		570,014,878

Notes to Investment Portfolio:

(a)  All or a portion of these securities are pledged as collateral for open written options contracts.

(b)  Non-income producing security.

(c)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(d)  Cost for federal income tax purposes is $540,499,041.

The following table summarizes the inputs used, as of August 31, 2009, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$4,632,395	$51,157,304	$—	$55,789,699
Consumer Staples	7,986,471	45,862,914	—	53,849,385
Energy	10,365,049	35,114,973	—	45,480,022
Financials	8,464,123	138,117,586	—	146,581,709
Health Care	12,174,096	33,979,783	—	46,153,879
Industrials	5,116,731	57,514,049	—	62,630,780
Information Technology	6,417,630	21,446,856	—	27,864,486
Materials	—	52,689,125	—	52,689,125
Telecommunication Services	3,919,205	29,540,713	—	33,459,918
Utilities	—	31,498,513	—	31,498,513
Total Common Stocks	59,075,700	496,921,816	—	555,997,516
Total Investment Company	6,436,337	—	—	6,436,337
Total Preferred Stock	2,542,437	—	—	2,542,437
Total Rights	—	—	—	—
Total Short-Term Obligation	—	4,772,000	—	4,772,000
Total Investments	68,054,474	501,693,816	—	569,748,290
Total Forward Foreign Currency Exchange Contracts	—	1,505,470	—	1,505,470
Total Written Call Option Contracts	(41,310)	—	—	(41,310)
Total	$68,013,164	$503,199,286	$—	$571,212,450

The Fund's assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Risk Exposure/Type

At August 31, 2009, the Fund held the following written call option contracts:

Equity Risk

Written Call Options Name of Issuer	Strike Price	Number of Contracts	Expiration Date	Premium	Value
BP PLC	$55.0	1,180	09/19/09	$36,048	$17,700
Noble Corp.	40.0	1,225	09/19/09	29,816	18,375
Polo Ralph Lauren Corp.	75.0	349	09/19/09	9,203	5,235
Total written call options: (proceeds $75,067)					$41,310

For the year ended August 31, 2009, transactions in written option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at August 31, 2008	2,638	$153,683
Options written	23,991	894,894
Options terminated in closing purchase transactions	—	—
Options exercised	(5,443)	(252,507)
Options expired	(18,432)	(721,003)
Options outstanding at August 31, 2009	2,754	$75,067

See Accompanying Notes to Financial Statements.

Columbia International Stock Fund

August 31, 2009

Forward foreign currency exchange contracts outstanding on August 31, 2009 are:

Foreign Exchange Rate Risk

Forward Foreign Currency Exchange Contracts to Buy	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	$19,544,498	$18,140,754	10/08/09	$1,403,744
AUD	2,766,184	2,751,629	10/08/09	14,555
AUD	1,355,278	1,331,102	10/08/09	24,176
CHF	1,967,737	1,952,019	10/08/09	15,718
DKK	3,453,504	3,365,468	10/08/09	88,036
DKK	209,781	208,174	10/08/09	1,607
EUR	12,422,521	12,098,073	10/08/09	324,448
EUR	1,479,520	1,469,183	10/08/09	10,337
EUR	844,416	837,676	10/08/09	6,740
EUR	1,136,879	1,129,715	10/08/09	7,164
GBP	18,042,839	18,054,395	10/08/09	(11,556)
GBP	2,904,044	2,943,778	10/08/09	(39,734)
GBP	1,567,598	1,576,865	10/08/09	(9,267)
GBP	1,272,961	1,289,753	10/08/09	(16,792)
JPY	1,615,057	1,583,850	10/08/09	31,207
NOK	2,912,919	2,707,870	10/08/09	205,049
NOK	176,963	176,350	10/08/09	613
SEK	4,972,428	4,503,703	10/08/09	468,725
SEK	302,075	300,125	10/08/09	1,950
SGD	1,621,988	1,622,428	10/08/09	(440)
				$2,526,280
Forward Foreign Currency Exchange Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	$4,734,813	$4,530,594	10/08/09	$(204,219)
CAD	1,572,181	1,576,080	10/08/09	3,899
CAD	382,768	381,433	10/08/09	(1,335)
CHF	4,588,239	4,484,351	10/08/09	(103,888)
CHF	159,648	158,462	10/08/09	(1,186)
CZK	5,180,560	4,979,087	10/08/09	(201,473)
CZK	811,399	787,719	10/08/09	(23,680)
CZK	364,064	358,230	10/08/09	(5,834)
GBP	1,574,109	1,642,643	10/08/09	68,534
ILS	4,691,717	4,507,531	10/08/09	(184,186)
ILS	285,081	283,692	10/08/09	(1,389)
JPY	4,010,618	4,006,615	10/08/09	(4,003)
JPY	1,473,528	1,451,175	10/08/09	(22,353)
JPY	235,082	232,402	10/08/09	(2,680)
PLN	2,969,430	2,707,922	10/08/09	(261,508)
PLN	180,378	176,330	10/08/09	(4,048)
SGD	2,731,988	2,699,664	10/08/09	(32,324)
SGD	1,057,275	1,051,941	10/08/09	(5,334)
SGD	131,813	131,279	10/08/09	(534)
TWD	4,510,526	4,480,381	10/08/09	(30,145)
TWD	1,049,547	1,050,472	10/08/09	925
TWD	337,838	337,078	10/08/09	(760)
TWD	1,127,943	1,124,654	10/08/09	(3,289)
				$(1,020,810)

The Fund was invested in the following countries at August 31, 2009:

Summary of Securities by Country (Unaudited)	Value	% of Total Investments
Japan	$129,868,476	22.8
United Kingdom	94,819,287	16.7
France	60,325,056	10.6
Switzerland	46,396,244	8.1
United States*	36,304,389	6.4
Spain	29,910,270	5.2
Germany	29,494,365	5.2
Australia	22,285,398	3.9
Ireland	11,550,878	2.0
Greece	10,444,246	1.8
Netherlands	10,438,684	1.8
Sweden	9,302,803	1.6
Italy	8,606,251	1.5
China	8,161,982	1.4
Hong Kong	8,041,953	1.4
Canada	7,905,106	1.4
Singapore	7,685,929	1.4
Taiwan	6,527,284	1.2
Czech Republic	5,591,770	1.0
Turkey	5,390,040	1.0
Brazil	4,962,684	0.9
Finland	4,560,901	0.8
Israel	4,260,714	0.7
Poland	3,596,990	0.6
Denmark	2,837,488	0.5
Korea, Republic of	479,102	0.1
Belgium**	—	—
	$569,748,290	100.0

*  Includes short-term obligation and investment company.

**  Rounds to less than $1 and 0.1%, respectively.

Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

Acronym	Name
ADR	American Depositary Receipt

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

CZK	Czech Koruna

DKK	Danish Krone

EUR	Euro

GBP	Pound Sterling

ILS	Israeli Shekel

JPY	Japanese Yen

NOK	Norwegian Krone

PLN	Polish Zloty

SEK	Swedish Krona

SGD	Singapore Dollar

TWD	New Taiwan Dollar

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Mid Cap Growth Fund

August 31, 2009

Common Stocks – 99.6%
	Shares	Value ($)
Consumer Discretionary – 17.3%
Distributors – 0.4%
LKQ Corp. (a)	217,100	3,768,856
Distributors Total		3,768,856
Diversified Consumer Services – 2.3%
Apollo Group, Inc., Class A (a)	98,820	6,405,512
DeVry, Inc.	150,511	7,691,112
ITT Educational Services, Inc. (a)	97,718	10,259,413
Diversified Consumer Services Total		24,356,037
Hotels, Restaurants & Leisure – 2.9%
Buffalo Wild Wings, Inc. (a)	102,950	4,244,629
Ctrip.com International Ltd., ADR	80,380	3,933,797
Darden Restaurants, Inc.	171,700	5,654,081
Royal Caribbean Cruises Ltd.	239,660	4,572,713
Starwood Hotels & Resorts Worldwide, Inc.	252,390	7,516,174
Wynn Resorts Ltd. (a)	87,810	4,753,155
Hotels, Restaurants & Leisure Total		30,674,549
Household Durables – 0.4%
Garmin Ltd.	128,920	4,237,600
Household Durables Total		4,237,600
Internet & Catalog Retail – 1.6%
NetFlix, Inc. (a)	168,730	7,366,752
Priceline.com, Inc. (a)	61,920	9,534,442
Internet & Catalog Retail Total		16,901,194
Leisure Equipment & Products – 0.4%
Polaris Industries, Inc.	119,697	4,513,774
Leisure Equipment & Products Total		4,513,774
Media – 1.5%
Lamar Advertising Co., Class A (a)	255,920	5,858,009
McGraw-Hill Companies, Inc.	299,080	10,052,079
Media Total		15,910,088
Multiline Retail – 1.0%
Nordstrom, Inc.	383,760	10,760,630
Multiline Retail Total		10,760,630
Specialty Retail – 5.8%
Abercrombie & Fitch Co., Class A	138,580	4,474,748
Advance Auto Parts, Inc.	132,610	5,609,403
Aeropostale, Inc. (a)	158,170	6,192,355
American Eagle Outfitters, Inc.	297,340	4,014,090
Bed Bath & Beyond, Inc. (a)	139,270	5,080,570

	Shares	Value ($)
Best Buy Co., Inc.	104,050	3,774,934
GameStop Corp., Class A (a)	597,376	14,217,549
Sherwin-Williams Co.	67,440	4,059,888
TJX Companies, Inc.	229,160	8,238,302
Urban Outfitters, Inc. (a)	172,600	4,907,018
Specialty Retail Total		60,568,857
Textiles, Apparel & Luxury Goods – 1.0%
Coach, Inc.	200,920	5,684,027
Hanesbrands, Inc. (a)	244,160	5,142,009
Textiles, Apparel & Luxury Goods Total		10,826,036
Consumer Discretionary Total		182,517,621
Consumer Staples – 5.9%
Food & Staples Retailing – 0.4%
Safeway, Inc.	223,130	4,250,626
Food & Staples Retailing Total		4,250,626
Food Products – 2.4%
Campbell Soup Co.	155,840	4,887,142
Corn Products International, Inc.	203,940	6,048,861
Dean Foods Co. (a)	265,360	4,813,630
H.J. Heinz Co.	246,850	9,503,725
Food Products Total		25,253,358
Household Products – 0.6%
Clorox Co.	106,920	6,317,903
Household Products Total		6,317,903
Personal Products – 1.8%
Avon Products, Inc.	402,600	12,830,862
Herbalife Ltd.	194,400	5,886,432
Personal Products Total		18,717,294
Tobacco – 0.7%
Lorillard, Inc.	97,210	7,073,972
Tobacco Total		7,073,972
Consumer Staples Total		61,613,153
Energy – 5.7%
Energy Equipment & Services – 1.9%
Core Laboratories N.V.	38,440	3,562,235
Diamond Offshore Drilling, Inc.	120,430	10,768,851
FMC Technologies, Inc. (a)	113,320	5,405,364
Energy Equipment & Services Total		19,736,450
Oil, Gas & Consumable Fuels – 3.8%
Concho Resources, Inc. (a)	157,279	5,125,723
Consol Energy, Inc.	165,140	6,177,887

See Accompanying Notes to Financial Statements.

Columbia Mid Cap Growth Fund

August 31, 2009

Common Stocks (continued)
	Shares	Value ($)
Continental Resources, Inc. (a)	164,317	5,800,390
PetroHawk Energy Corp. (a)	337,710	7,270,896
Quicksilver Resources, Inc. (a)	384,870	4,164,293
SandRidge Energy, Inc. (a)	503,730	6,145,506
Ultra Petroleum Corp. (a)	114,950	5,337,129
Oil, Gas & Consumable Fuels Total		40,021,824
Energy Total		59,758,274
Financials – 7.8%
Capital Markets – 4.3%
Affiliated Managers Group, Inc. (a)	103,090	6,734,870
Ameriprise Financial, Inc.	189,890	5,702,397
Janus Capital Group, Inc.	904,000	11,498,880
T. Rowe Price Group, Inc.	193,620	8,774,858
Waddell & Reed Financial, Inc., Class A	458,480	12,163,474
Capital Markets Total		44,874,479
Commercial Banks – 0.3%
Zions Bancorporation	199,300	3,521,631
Commercial Banks Total		3,521,631
Diversified Financial Services – 0.8%
Intercontinental Exchange, Inc. (a)	41,930	3,933,034
Moody's Corp.	158,050	4,305,282
Diversified Financial Services Total		8,238,316
Real Estate Investment Trusts (REITs) – 1.7%
Alexandria Real Estate Equities, Inc.	98,990	5,514,733
Digital Realty Trust, Inc.	160,500	6,994,590
Nationwide Health Properties, Inc.	177,670	5,664,120
Real Estate Investment Trusts (REITs) Total		18,173,443
Real Estate Management & Development – 0.7%
CB Richard Ellis Group, Inc., Class A (a)	575,630	6,815,459
Real Estate Management & Development Total		6,815,459
Financials Total		81,623,328
Health Care – 13.6%
Biotechnology – 2.0%
Alexion Pharmaceuticals, Inc. (a)	77,270	3,487,968

	Shares	Value ($)
BioMarin Pharmaceuticals, Inc. (a)	303,300	4,995,351
Onyx Pharmaceuticals, Inc. (a)	161,222	5,170,389
Vertex Pharmaceuticals, Inc. (a)	188,410	7,048,418
Biotechnology Total		20,702,126
Health Care Equipment & Supplies – 1.7%
Hologic, Inc. (a)	445,950	7,335,877
Intuitive Surgical, Inc. (a)	47,760	10,636,630
Health Care Equipment & Supplies Total		17,972,507
Health Care Providers & Services – 5.1%
CIGNA Corp.	377,930	11,122,480
Express Scripts, Inc. (a)	238,200	17,202,804
Medco Health Solutions, Inc. (a)	78,980	4,361,276
Mednax, Inc. (a)	117,980	6,143,219
Patterson Companies, Inc. (a)	294,780	8,026,859
VCA Antech, Inc. (a)	256,100	6,338,475
Health Care Providers & Services Total		53,195,113
Health Care Technology – 0.4%
Cerner Corp. (a)	73,980	4,565,306
Health Care Technology Total		4,565,306
Life Sciences Tools & Services – 3.8%
ICON PLC, ADR (a)	539,887	11,672,357
Illumina, Inc. (a)	386,062	13,616,407
Life Technologies Corp. (a)	324,910	14,468,242
Life Sciences Tools & Services Total		39,757,006
Pharmaceuticals – 0.6%
Perrigo Co.	216,200	6,382,224
Pharmaceuticals Total		6,382,224
Health Care Total		142,574,282
Industrials – 15.2%
Aerospace & Defense – 2.6%
BE Aerospace, Inc. (a)	465,630	7,976,242
ITT Corp.	123,600	6,189,888
Precision Castparts Corp.	149,193	13,618,337
Aerospace & Defense Total		27,784,467
Air Freight & Logistics – 0.5%
Expeditors International of Washington, Inc.	176,850	5,775,921
Air Freight & Logistics Total		5,775,921
Airlines – 0.4%
Delta Air Lines, Inc. (a)	575,390	4,154,316
Airlines Total		4,154,316

See Accompanying Notes to Financial Statements.

Columbia Mid Cap Growth Fund

August 31, 2009

Common Stocks (continued)
	Shares	Value ($)
Commercial Services & Supplies – 0.9%
Stericycle, Inc. (a)	113,170	5,604,178
Waste Connections, Inc. (a)	138,234	3,780,700
Commercial Services & Supplies Total		9,384,878
Construction & Engineering – 1.1%
Foster Wheeler AG (a)	280,010	8,106,289
Jacobs Engineering Group, Inc. (a)	83,600	3,676,728
Construction & Engineering Total		11,783,017
Electrical Equipment – 1.5%
AMETEK, Inc.	159,220	5,012,246
GrafTech International Ltd. (a)	274,100	3,900,443
Roper Industries, Inc.	141,900	6,723,222
Electrical Equipment Total		15,635,911
Industrial Conglomerates – 1.5%
McDermott International, Inc. (a)	486,480	11,558,765
Textron, Inc.	299,750	4,604,160
Industrial Conglomerates Total		16,162,925
Machinery – 3.3%
Bucyrus International, Inc.	210,180	6,273,873
Cummins, Inc.	190,230	8,621,223
Joy Global, Inc.	130,478	5,069,070
Navistar International Corp. (a)	109,990	4,755,968
Pall Corp.	193,090	5,740,566
Wabtec Corp.	102,140	3,825,143
Machinery Total		34,285,843
Marine – 0.3%
Genco Shipping & Trading Ltd.	170,300	3,298,711
Marine Total		3,298,711
Professional Services – 1.4%
Dun & Bradstreet Corp.	84,750	6,190,140
Monster Worldwide, Inc. (a)	510,738	8,284,170
Professional Services Total		14,474,310
Road & Rail – 1.1%
Landstar System, Inc.	190,910	6,657,032
Old Dominion Freight Line, Inc. (a)	141,150	5,050,347
Road & Rail Total		11,707,379
Trading Companies & Distributors – 0.6%
Fastenal Co.	159,560	5,776,072
Trading Companies & Distributors Total		5,776,072
Industrials Total		160,223,750

	Shares	Value ($)
Information Technology – 22.3%
Communications Equipment – 2.3%
CommScope, Inc. (a)	482,976	13,021,033
Motorola, Inc.	837,620	6,014,111
Tandberg ASA	228,220	4,729,300
Communications Equipment Total		23,764,444
Computers & Peripherals – 1.8%
NCR Corp. (a)	396,910	5,290,810
NetApp, Inc. (a)	190,010	4,322,728
Teradata Corp. (a)	164,240	4,422,983
Western Digital Corp. (a)	160,460	5,500,569
Computers & Peripherals Total		19,537,090
Electronic Equipment, Instruments & Components – 0.9%
Flextronics International Ltd. (a)	714,450	4,236,688
LG Display Co., Ltd., ADR	384,570	5,568,574
Electronic Equipment, Instruments & Components Total		9,805,262
Internet Software & Services – 2.0%
Akamai Technologies, Inc. (a)	152,070	2,682,515
Equinix, Inc. (a)	61,131	5,150,898
Sohu.com, Inc. (a)	94,590	5,779,449
VeriSign, Inc. (a)	360,860	7,646,623
Internet Software & Services Total		21,259,485
IT Services – 3.4%
Alliance Data Systems Corp. (a)	99,930	5,552,111
Cognizant Technology Solutions Corp., Class A (a)	231,850	8,086,928
Hewitt Associates, Inc., Class A (a)	141,010	5,079,180
MasterCard, Inc., Class A	20,920	4,239,020
Paychex, Inc.	150,250	4,250,573
Western Union Co.	464,580	8,381,023
IT Services Total		35,588,835
Semiconductors & Semiconductor Equipment – 7.1%
Altera Corp.	289,190	5,555,340
Analog Devices, Inc.	380,389	10,745,989
Linear Technology Corp.	198,850	5,283,445
Maxim Integrated Products, Inc.	356,880	6,702,206
MEMC Electronic Materials, Inc. (a)	254,330	4,056,564
Microchip Technology, Inc.	256,400	6,807,420
Micron Technology, Inc. (a)	673,090	4,960,673
Novellus Systems, Inc. (a)	392,410	7,518,576
NVIDIA Corp. (a)	457,520	6,643,190

See Accompanying Notes to Financial Statements.

Columbia Mid Cap Growth Fund

August 31, 2009

Common Stocks (continued)
	Shares	Value ($)
ON Semiconductor Corp. (a)	587,770	4,743,304
Silicon Laboratories, Inc. (a)	123,830	5,577,303
Xilinx, Inc.	282,630	6,285,691
Semiconductors & Semiconductor Equipment Total		74,879,701
Software – 4.8%
Adobe Systems, Inc. (a)	127,380	4,002,280
Autodesk, Inc. (a)	389,680	9,130,202
BMC Software, Inc. (a)	112,610	4,014,546
Electronic Arts, Inc. (a)	350,240	6,381,373
Intuit, Inc. (a)	212,230	5,893,627
McAfee, Inc. (a)	122,070	4,855,945
Micros Systems, Inc. (a)	184,480	5,141,458
Salesforce.com, Inc. (a)	140,140	7,269,062
Symantec Corp. (a)	230,860	3,490,603
Software Total		50,179,096
Information Technology Total		235,013,913
Materials – 6.6%
Chemicals – 2.6%
CF Industries Holdings, Inc.	142,450	11,632,467
Ecolab, Inc.	119,270	5,043,928
Potash Corp. of Saskatchewan, Inc.	119,540	10,580,486
Chemicals Total		27,256,881
Construction Materials – 0.6%
Martin Marietta Materials, Inc.	69,830	6,115,711
Construction Materials Total		6,115,711
Containers & Packaging – 0.9%
Crown Holdings, Inc. (a)	166,820	4,142,141
Greif, Inc., Class A	101,010	5,004,035
Containers & Packaging Total		9,146,176
Metals & Mining – 2.5%
Agnico-Eagle Mines Ltd.	130,290	7,478,646
Cliffs Natural Resources, Inc.	428,000	10,832,680
Walter Energy, Inc.	165,390	8,585,395
Metals & Mining Total		26,896,721
Materials Total		69,415,489

	Shares	Value ($)
Telecommunication Services – 2.8%
Diversified Telecommunication Services – 0.4%
Vimpel-Communications, ADR (a)	285,650	4,410,436
Diversified Telecommunication Services Total		4,410,436
Wireless Telecommunication Services – 2.4%
American Tower Corp., Class A (a)	270,367	8,557,116
Millicom International Cellular SA (a)	54,340	3,834,230
NII Holdings, Inc. (a)	175,640	4,164,424
SBA Communications Corp., Class A (a)	347,150	8,369,786
Wireless Telecommunication Services Total		24,925,556
Telecommunication Services Total		29,335,992
Utilities – 2.4%
Electric Utilities – 0.4%
PPL Corp.	157,910	4,642,554
Electric Utilities Total		4,642,554
Gas Utilities – 0.6%
Questar Corp.	176,740	5,966,742
Gas Utilities Total		5,966,742
Independent Power Producers & Energy Traders – 1.1%
AES Corp. (a)	832,150	11,375,491
Independent Power Producers & Energy Traders Total		11,375,491
Multi-Utilities – 0.3%
Xcel Energy, Inc.	159,120	3,142,620
Multi-Utilities Total		3,142,620
Utilities Total		25,127,407
Total Common Stocks (cost of $875,181,565)		1,047,203,209

See Accompanying Notes to Financial Statements.

Columbia Mid Cap Growth Fund

August 31, 2009

Short-Term Obligation – 0.4%
	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 08/31/09, due 09/01/09 at 0.130%, collateralized by a U.S. Treasury obligation maturing 08/26/10, market value $4,524,548 (repurchase proceeds $4,431,016)	4,431,000	4,431,000
Total Short-Term Obligation (cost of $4,431,000)		4,431,000
Total Investments – 100.0% (cost of $879,612,565) (b)		1,051,634,209
Other Assets & Liabilities, Net – 0.0%		182,946
Net Assets – 100.0%		1,051,817,155

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $889,283,945.

The following table summarizes the inputs used, as of August 31, 2009 in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$182,517,621	$—	$—	$182,517,621
Consumer Staples	61,613,153	—	—	61,613,153
Energy	59,758,274	—	—	59,758,274
Financials	81,623,328	—	—	81,623,328
Health Care	142,574,282	—	—	142,574,282
Industrials	160,223,750	—	—	160,223,750
Information Technology	230,284,613	4,729,300	—	235,013,913
Materials	69,415,489	—	—	69,415,489
Telecommunication Services	29,335,992	—	—	29,335,992
Utilities	25,127,407	—	—	25,127,407
Total Common Stocks	1,042,473,909	4,729,300	—	1,047,203,209
Total Short-Term Obligation	—	4,431,000	—	4,431,000
Total Investments	$1,042,473,909	$9,160,300	$—	$1,051,634,209

The Fund's assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Risk Exposure/Type

For the year ended August 31, 2009, transactions in written option contracts were as follows:

Equity Risk Written Call Options	Number of contracts	Premium received
Options outstanding at August 31, 2008	1,197	$128,030
Options written	197	55,554
Options terminated in closing purchase transactions	(1,394)	(183,584)
Options exercised	—	—
Options expired	—	—
Options outstanding at August 31, 2009	—	$—

At August 31, 2009, the Fund held Investments In the following sectors:

% of Sector (Unaudited)	Net Assets
Information Technology	22.3
Consumer Discretionary	17.3
Industrials	15.2
Health Care	13.6
Financials	7.8
Materials	6.6
Consumer Staples	5.9
Energy	5.7
Telecommunication Services	2.8
Utilities	2.4
	99.6
Short-Term Obligation	0.4
Other Assets & Liabilities, Net	0.0	*
	100.0

* Rounds to less than 0.01%.

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Small Cap Growth Fund I

August 31, 2009

Common Stocks – 96.9%
	Shares	Value ($)
Consumer Discretionary – 15.7%
Diversified Consumer Services – 2.2%
Capella Education Co. (a)	73,531	4,658,189
Coinstar, Inc. (a)	77,900	2,571,479
Corinthian Colleges, Inc. (a)	314,801	6,034,735
Diversified Consumer Services Total		13,264,403
Hotels, Restaurants & Leisure – 2.6%
Bally Technologies, Inc. (a)	75,700	3,060,551
Boyd Gaming Corp. (a)	270,300	2,778,684
Buffalo Wild Wings, Inc. (a)	111,000	4,576,530
Ruth's Hospitality Group, Inc. (a)	350,800	1,389,168
Sonic Corp. (a)	157,300	1,797,939
Texas Roadhouse, Inc., Class A (a)	200,200	2,040,038
Hotels, Restaurants & Leisure Total		15,642,910
Household Durables – 1.2%
Tempur-Pedic International, Inc. (a)	462,200	6,840,560
Household Durables Total		6,840,560
Internet & Catalog Retail – 1.9%
Blue Nile, Inc. (a)	58,900	3,261,882
NetFlix, Inc. (a)	80,500	3,514,630
Shutterfly, Inc. (a)	185,900	2,688,114
Ticketmaster Entertainment, Inc. (a)	211,600	2,065,216
Internet & Catalog Retail Total		11,529,842
Leisure Equipment & Products – 0.3%
Polaris Industries, Inc.	45,697	1,723,234
Leisure Equipment & Products Total		1,723,234
Media – 2.0%
Entercom Communications Corp., Class A	488,400	2,388,276
Imax Corp. (a)	470,500	4,422,700
Knology, Inc. (a)	217,700	1,576,148
Marvel Entertainment, Inc. (a)	66,700	3,226,279
Media Total		11,613,403
Specialty Retail – 3.9%
Aeropostale, Inc. (a)	74,100	2,901,015
Gymboree Corp. (a)	49,100	2,199,189
hhgregg, Inc. (a)	181,415	3,134,851
Hibbett Sports, Inc. (a)	180,500	3,171,385
Lumber Liquidators, Inc. (a)	264,700	5,823,400
OfficeMax, Inc.	267,900	3,029,949
Pier 1 Imports, Inc. (a)	1,026,500	2,597,045
Specialty Retail Total		22,856,834

	Shares	Value ($)
Textiles, Apparel & Luxury Goods – 1.6%
Iconix Brand Group, Inc. (a)	114,700	1,970,546
Lululemon Athletica, Inc. (a)	145,400	2,916,724
True Religion Apparel, Inc. (a)	92,000	2,081,960
Warnaco Group, Inc. (a)	67,200	2,556,960
Textiles, Apparel & Luxury Goods Total		9,526,190
Consumer Discretionary Total		92,997,376
Consumer Staples – 2.3%
Food Products – 1.1%
Corn Products International, Inc.	135,000	4,004,100
Diamond Foods, Inc.	87,600	2,448,420
Food Products Total		6,452,520
Personal Products – 1.2%
Bare Escentuals, Inc. (a)	320,100	2,970,528
Chattem, Inc. (a)	65,197	3,992,664
Personal Products Total		6,963,192
Consumer Staples Total		13,415,712
Energy – 4.5%
Energy Equipment & Services – 1.7%
Core Laboratories N.V.	37,400	3,465,858
Hercules Offshore, Inc. (a)	551,100	2,535,060
Pioneer Drilling Co. (a)	389,285	2,218,924
Tesco Corp. (a)	231,600	1,778,688
Energy Equipment & Services Total		9,998,530
Oil, Gas & Consumable Fuels – 2.8%
Arena Resources, Inc. (a)	117,393	3,589,878
Concho Resources, Inc. (a)	103,220	3,363,940
Goodrich Petroleum Corp. (a)	78,800	1,886,472
Quicksilver Resources, Inc. (a)	190,900	2,065,538
SandRidge Energy, Inc. (a)	277,200	3,381,840
Ship Finance International Ltd.	192,500	2,437,050
Oil, Gas & Consumable Fuels Total		16,724,718
Energy Total		26,723,248
Financials – 5.0%
Capital Markets – 1.9%
Janus Capital Group, Inc.	322,155	4,097,812
Riskmetrics Group, Inc. (a)	209,300	3,256,708
Waddell & Reed Financial, Inc., Class A	150,500	3,992,765
Capital Markets Total		11,347,285

See Accompanying Notes to Financial Statements.

Columbia Small Cap Growth Fund I

August 31, 2009

Common Stocks (continued)
	Shares	Value ($)
Commercial Banks – 0.4%
East West Bancorp, Inc.	240,716	2,216,994
Commercial Banks Total		2,216,994
Consumer Finance – 0.4%
Ezcorp, Inc., Class A (a)	167,800	2,243,486
Consumer Finance Total		2,243,486
Real Estate Investment Trusts (REITs) – 2.3%
Alexandria Real Estate Equities, Inc.	73,400	4,089,114
FelCor Lodging Trust, Inc.	573,168	2,355,720
Home Properties, Inc.	53,200	2,020,004
LaSalle Hotel Properties	201,300	3,331,515
Tanger Factory Outlet Centers	57,800	2,174,436
Real Estate Investment Trusts (REITs) Total		13,970,789
Financials Total		29,778,554
Health Care – 23.2%
Biotechnology – 6.4%
Acorda Therapeutics, Inc. (a)	115,300	2,608,086
Alexion Pharmaceuticals, Inc. (a)	72,200	3,259,108
Allos Therapeutics, Inc. (a)	255,605	1,878,697
Array Biopharma, Inc. (a)	478,700	1,972,244
BioMarin Pharmaceuticals, Inc. (a)	224,700	3,700,809
Celera Corp. (a)	353,900	2,314,506
Halozyme Therapeutics, Inc. (a)	336,100	2,500,584
Human Genome Sciences, Inc. (a)	195,964	3,876,168
Onyx Pharmaceuticals, Inc. (a)	260,883	8,366,518
OSI Pharmaceuticals, Inc. (a)	99,900	3,338,658
Seattle Genetics, Inc. (a)	306,780	3,758,055
Biotechnology Total		37,573,433
Health Care Equipment & Supplies – 4.4%
Cutera, Inc. (a)	228,600	1,997,964
DexCom, Inc. (a)	306,800	2,396,108
Haemonetics Corp. (a)	28,000	1,473,920
Insulet Corp. (a)	251,669	2,317,872
Masimo Corp. (a)	209,400	5,260,128
NuVasive, Inc. (a)	161,300	6,463,291
Syneron Medical Ltd. (a)	113,600	1,108,736
Thoratec Corp. (a)	189,600	4,975,104
Health Care Equipment & Supplies Total		25,993,123
Health Care Providers & Services – 5.3%
AMERIGROUP Corp. (a)	207,900	4,916,835
Brookdale Senior Living, Inc.	105,800	1,681,162
Catalyst Health Solutions, Inc. (a)	111,955	3,197,435
Genoptix, Inc. (a)	98,400	2,823,096
HMS Holdings Corp. (a)	92,600	3,482,686

	Shares	Value ($)
IPC The Hospitalist Co., Inc. (a)	100,905	2,980,734
Mednax, Inc. (a)	88,000	4,582,160
Owens & Minor, Inc.	69,500	3,075,375
Psychiatric Solutions, Inc. (a)	164,654	4,411,080
Health Care Providers & Services Total		31,150,563
Health Care Technology – 2.1%
Allscripts-Misys Healthcare Solutions, Inc.	163,500	2,427,975
Medidata Solutions, Inc. (a)	127,871	2,028,034
Omnicell, Inc. (a)	407,986	4,479,686
Quality Systems, Inc.	68,100	3,666,504
Health Care Technology Total		12,602,199
Life Sciences Tools & Services – 2.2%
ICON PLC, ADR (a)	328,989	7,112,742
Illumina, Inc. (a)	161,700	5,703,159
Life Sciences Tools & Services Total		12,815,901
Pharmaceuticals – 2.8%
Auxilium Pharmaceuticals, Inc. (a)	109,400	3,149,626
Cypress Bioscience, Inc. (a)	267,400	1,861,104
Impax Laboratories, Inc. (a)	936,700	7,109,553
Perrigo Co.	160,900	4,749,768
Pharmaceuticals Total		16,870,051
Health Care Total		137,005,270
Industrials – 12.6%
Aerospace & Defense – 1.3%
LMI Aerospace, Inc. (a)	123,700	1,139,277
Orbital Sciences Corp. (a)	278,200	4,114,578
Teledyne Technologies, Inc. (a)	80,700	2,724,432
Aerospace & Defense Total		7,978,287
Air Freight & Logistics – 0.7%
Atlas Air Worldwide Holdings, Inc. (a)	75,600	1,885,464
Forward Air Corp.	99,500	2,296,460
Air Freight & Logistics Total		4,181,924
Commercial Services & Supplies – 2.0%
ACCO Brands Corp. (a)	560,736	3,140,122
Clean Harbors, Inc. (a)	60,100	3,547,102
Herman Miller, Inc.	189,000	3,065,580
Knoll, Inc.	218,000	2,099,340
Commercial Services & Supplies Total		11,852,144
Construction & Engineering – 0.7%
Granite Construction, Inc.	94,400	3,030,240
Pike Electric Corp. (a)	123,200	1,368,752
Construction & Engineering Total		4,398,992

See Accompanying Notes to Financial Statements.

Columbia Small Cap Growth Fund I

August 31, 2009

Common Stocks (continued)
	Shares	Value ($)
Electrical Equipment – 1.8%
Acuity Brands, Inc.	75,400	2,421,094
Baldor Electric Co.	88,400	2,481,388
GrafTech International Ltd. (a)	385,600	5,487,088
Electrical Equipment Total		10,389,570
Machinery – 2.6%
Bucyrus International, Inc.	80,700	2,408,895
Columbus McKinnon Corp./NY (a)	253,000	3,111,900
Key Technology, Inc. (a)	63,646	700,743
Middleby Corp. (a)	58,100	2,741,739
Mueller Water Products, Inc., Class A	170,295	783,357
Robbins & Myers, Inc.	120,800	2,804,976
Wabtec Corp.	73,100	2,737,595
Machinery Total		15,289,205
Marine – 0.4%
Genco Shipping & Trading Ltd.	108,700	2,105,519
Marine Total		2,105,519
Professional Services – 1.4%
Advisory Board Co. (a)	117,900	3,116,097
TrueBlue, Inc. (a)	219,000	2,978,400
Watson Wyatt Worldwide, Inc., Class A	44,479	1,943,732
Professional Services Total		8,038,229
Road & Rail – 1.5%
Genesee & Wyoming, Inc., Class A (a)	98,300	3,084,654
Old Dominion Freight Line, Inc. (a)	88,700	3,173,686
Saia, Inc. (a)	137,500	2,433,750
Road & Rail Total		8,692,090
Trading Companies & Distributors – 0.2%
Houston Wire & Cable Co.	128,389	1,477,757
Trading Companies & Distributors Total		1,477,757
Industrials Total		74,403,717
Information Technology – 26.8%
Communications Equipment – 2.5%
Arris Group, Inc. (a)	256,800	3,405,168
Aruba Networks, Inc. (a)	528,400	4,813,724
CommScope, Inc. (a)	86,400	2,329,344
Polycom, Inc. (a)	92,700	2,186,793
Starent Networks Corp. (a)	98,200	1,987,568
Communications Equipment Total		14,722,597

	Shares	Value ($)
Computers & Peripherals – 0.6%
3PAR, Inc. (a)	213,500	1,887,340
Netezza Corp. (a)	196,300	1,884,480
Computers & Peripherals Total		3,771,820
Electronic Equipment, Instruments & Components – 0.1%
DTS, Inc. (a)	22,100	592,280
Electronic Equipment, Instruments & Components Total		592,280
Internet Software & Services – 3.9%
DealerTrack Holdings, Inc. (a)	125,300	2,528,554
GSI Commerce, Inc. (a)	247,100	4,284,714
Logmein, Inc. (a)	106,916	1,742,731
Omniture, Inc. (a)	164,600	2,355,426
SAVVIS, Inc. (a)	391,100	6,633,056
VistaPrint Ltd. (a)	122,500	5,076,400
Vocus, Inc. (a)	28,654	483,106
Internet Software & Services Total		23,103,987
IT Services – 3.0%
Cybersource Corp. (a)	119,769	1,838,454
ExlService Holdings, Inc. (a)	177,400	2,128,800
Global Cash Access Holdings, Inc. (a)	377,400	2,736,150
TNS, Inc. (a)	301,000	7,813,960
Wright Express Corp. (a)	105,800	3,334,816
IT Services Total		17,852,180
Semiconductors & Semiconductor Equipment – 6.9%
Amkor Technology, Inc. (a)	268,500	1,487,490
Atheros Communications, Inc. (a)	105,100	2,904,964
Cavium Networks, Inc. (a)	218,000	4,427,580
Entegris, Inc. (a)	454,700	1,818,800
FormFactor, Inc. (a)	146,300	3,209,822
Integrated Device Technology, Inc. (a)	330,300	2,255,949
Microsemi Corp. (a)	319,736	4,511,475
MKS Instruments, Inc. (a)	127,700	2,353,511
Semtech Corp. (a)	162,500	2,968,875
Silicon Laboratories, Inc. (a)	55,700	2,508,728
Skyworks Solutions, Inc. (a)	348,600	4,061,190
Tessera Technologies, Inc. (a)	89,400	2,246,622
Verigy Ltd. (a)	303,500	3,244,415
Volterra Semiconductor Corp. (a)	141,000	2,497,110
Semiconductors & Semiconductor Equipment Total		40,496,531
Software – 9.8%
Advent Software, Inc. (a)	106,869	4,134,762
Ariba, Inc. (a)	226,200	2,592,252
Blackboard, Inc. (a)	126,524	4,353,691

See Accompanying Notes to Financial Statements.

Columbia Small Cap Growth Fund I

August 31, 2009

Common Stocks (continued)
	Shares	Value ($)
Concur Technologies, Inc. (a)	74,243	2,625,233
Informatica Corp. (a)	139,300	2,497,649
Jack Henry & Associates, Inc.	82,900	1,932,399
Kenexa Corp. (a)	341,000	4,180,660
Lawson Software, Inc. (a)	490,500	3,021,480
Micros Systems, Inc. (a)	109,400	3,048,978
Netscout Systems, Inc. (a)	365,824	4,192,343
Nice Systems Ltd., ADR (a)	97,500	2,731,950
Parametric Technology Corp. (a)	207,700	2,762,410
Rosetta Stone, Inc. (a)	137,100	3,023,055
Solera Holdings, Inc. (a)	200,398	5,278,483
Sybase, Inc. (a)	76,400	2,662,540
Taleo Corp., Class A (a)	145,500	2,632,095
TiVo, Inc. (a)	601,200	5,897,772
Software Total		57,567,752
Information Technology Total		158,107,147
Materials – 4.3%
Chemicals – 1.3%
Intrepid Potash, Inc. (a)	125,800	2,955,042
Rockwood Holdings, Inc. (a)	218,000	4,440,660
Chemicals Total		7,395,702
Containers & Packaging – 0.4%
Greif, Inc., Class A	49,500	2,452,230
Containers & Packaging Total		2,452,230
Metals & Mining – 2.6%
AK Steel Holding Corp.	206,800	4,202,176
Gammon Gold, Inc. (a)	297,200	2,000,156
Thompson Creek Metals Co., Inc. (a)	397,600	4,572,400
Walter Energy, Inc.	91,400	4,744,574
Metals & Mining Total		15,519,306
Materials Total		25,367,238
Telecommunication Services – 2.5%
Diversified Telecommunication Services – 1.7%
Cogent Communications Group, Inc. (a)	291,362	2,811,643
Neutral Tandem, Inc. (a)	231,493	5,789,640
Premiere Global Services, Inc. (a)	183,700	1,719,432
Diversified Telecommunication Services Total		10,320,715

	Shares	Value ($)
Wireless Telecommunication Services – 0.8%
SBA Communications Corp., Class A (a)	189,307	4,564,192
Wireless Telecommunication Services Total		4,564,192
Telecommunication Services Total		14,884,907
Total Common Stocks (cost of $483,826,720)		572,683,169
Short-Term Obligation – 4.0%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 08/31/09, due 09/01/09 at 0.130%, collateralized by a U.S. Treasury obligation maturing 08/26/10, market value $24,046,303 (repurchase proceeds $23,570,085)	23,570,000	23,570,000
Total Short-Term Obligation (cost of $23,570,000)		23,570,000
Total Investments – 100.9% (cost of $507,396,720) (b)		596,253,169
Other Assets & Liabilities, Net – (0.9)%		(5,419,876)
Net Assets – 100.0%		590,833,293

See Accompanying Notes to Financial Statements.

Columbia Small Cap Growth Fund I

August 31, 2009

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $512,945,810.

The following table summarizes the inputs used, as of August 31, 2009, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$92,997,376	$—	$—	$92,997,376
Consumer Staples	13,415,712	—	—	13,415,712
Energy	26,723,248	—	—	26,723,248
Financials	29,778,554	—	—	29,778,554
Health Care	137,005,270	—	—	137,005,270
Industrials	74,403,717	—	—	74,403,717
Information Technology	158,107,147	—	—	158,107,147
Materials	25,367,238	—	—	25,367,238
Telecommunication Services	14,884,907	—	—	14,884,907
Total Common Stocks	572,683,169	—	—	572,683,169
Total Short-Term Obligation	—	23,570,000	—	23,570,000
Total Investments	$572,683,169	$23,570,000	$—	$596,253,169

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At August 31, 2009, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Information Technology	26.8
Health Care	23.2
Consumer Discretionary	15.7
Industrials	12.6
Financials	5.0
Energy	4.5
Materials	4.3
Telecommunication Services	2.5
Consumer Staples	2.3
96.9
Short-Term Obligation	4.0
Other Assets & Liabilities, Net	(0.9)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Technology Fund

August 31, 2009

Common Stocks – 100.0%
	Shares	Value ($)
Consumer Discretionary – 5.8%
Hotels, Restaurants & Leisure – 0.4%
Ctrip.com International Ltd., ADR	23,090	1,130,025
Hotels, Restaurants & Leisure Total		1,130,025
Household Durables – 1.2%
Garmin Ltd.	101,400	3,333,018
Household Durables Total		3,333,018
Internet & Catalog Retail – 2.8%
Amazon.com, Inc. (a)	21,650	1,757,763
NetFlix, Inc. (a)	92,030	4,018,030
Priceline.com, Inc. (a)	10,520	1,619,870
Internet & Catalog Retail Total		7,395,663
Media – 0.5%
DIRECTV Group, Inc. (a)	52,720	1,305,347
Media Total		1,305,347
Specialty Retail – 0.9%
GameStop Corp., Class A (a)	105,800	2,518,040
Specialty Retail Total		2,518,040
Consumer Discretionary Total		15,682,093
Health Care – 1.3%
Health Care Technology – 0.8%
Cerner Corp. (a)	17,250	1,064,497
Omnicell, Inc. (a)	87,320	958,774
Health Care Technology Total		2,023,271
Life Sciences Tools & Services – 0.5%
Illumina, Inc. (a)	38,810	1,368,829
Life Sciences Tools & Services Total		1,368,829
Health Care Total		3,392,100
Industrials – 0.3%
Electrical Equipment – 0.3%
GrafTech International Ltd. (a)	54,370	773,685
Electrical Equipment Total		773,685
Industrials Total		773,685
Information Technology – 88.8%
Communications Equipment – 6.5%
CommScope, Inc. (a)	158,446	4,271,704
Motorola, Inc.	438,750	3,150,225
QUALCOMM, Inc.	158,040	7,336,217

	Shares	Value ($)
Research In Motion Ltd. (a)	17,374	1,269,344
Tandberg ASA	64,740	1,341,578
Communications Equipment Total		17,369,068
Computers & Peripherals – 14.6%
Apple, Inc. (a)	77,574	13,048,723
Dell, Inc. (a)	261,570	4,140,653
EMC Corp. (a)	296,230	4,710,057
NCR Corp. (a)	249,970	3,332,100
NetApp, Inc. (a)	91,080	2,072,070
Seagate Technology	275,700	3,818,445
Teradata Corp. (a)	107,210	2,887,165
Western Digital Corp. (a)	152,380	5,223,586
Computers & Peripherals Total		39,232,799
Electronic Equipment, Instruments & Components – 6.9%
Amphenol Corp., Class A	45,120	1,577,395
Arrow Electronics, Inc. (a)	112,990	3,123,044
AU Optronics Corp., ADR	127,254	1,254,721
Corning, Inc.	320,260	4,829,521
Flextronics International Ltd. (a)	410,840	2,436,281
Itron, Inc. (a)	43,090	2,360,901
LG Display Co., Ltd., ADR	195,550	2,831,564
Electronic Equipment, Instruments & Components Total		18,413,427
Internet Software & Services – 11.2%
Akamai Technologies, Inc. (a)	122,540	2,161,606
Baidu, Inc., ADR (a)	7,140	2,356,628
eBay, Inc. (a)	222,430	4,924,600
Equinix, Inc. (a)	16,975	1,430,314
Google, Inc., Class A (a)	5,850	2,700,769
NetEase.com, Inc., ADR (a)	55,040	2,311,130
SAVVIS, Inc. (a)	83,780	1,420,909
Sohu.com, Inc. (a)	21,730	1,327,703
VeriSign, Inc. (a)	260,970	5,529,954
VistaPrint Ltd. (a)	28,750	1,191,400
Vocus, Inc. (a)	22,173	373,837
Yahoo!, Inc. (a)	290,510	4,244,351
Internet Software & Services Total		29,973,201
IT Services – 7.0%
Accenture Ltd., Class A	52,570	1,734,810
Affiliated Computer Services, Inc., Class A (a)	29,250	1,310,400
Cognizant Technology Solutions Corp., Class A (a)	116,140	4,050,963
Fiserv, Inc. (a)	84,220	4,063,615
Global Cash Access Holdings, Inc. (a)	112,380	814,755
TNS, Inc. (a)	181,980	4,724,201
Western Union Co.	109,900	1,982,596
IT Services Total		18,681,340

See Accompanying Notes to Financial Statements.

Columbia Technology Fund

August 31, 2009

Common Stocks (continued)
	Shares	Value ($)
Semiconductors & Semiconductor Equipment – 21.6%
Altera Corp.	110,450	2,121,745
Analog Devices, Inc.	233,521	6,596,968
ASML Holding N.V., N.Y. Registered Shares	150,380	4,130,939
Atheros Communications, Inc. (a)	42,940	1,186,862
Avago Technologies Ltd. (a)	160,745	2,925,559
Broadcom Corp., Class A (a)	68,050	1,936,023
FormFactor, Inc. (a)	69,360	1,521,758
Intel Corp.	204,800	4,161,536
Linear Technology Corp.	121,130	3,218,424
Maxim Integrated Products, Inc.	184,930	3,472,985
MEMC Electronic Materials, Inc. (a)	127,460	2,032,987
Microchip Technology, Inc.	124,110	3,295,120
Micron Technology, Inc. (a)	199,100	1,467,367
Microsemi Corp. (a)	132,108	1,864,044
Novellus Systems, Inc. (a)	295,180	5,655,649
NVIDIA Corp. (a)	164,360	2,386,507
Silicon Laboratories, Inc. (a)	31,730	1,429,119
Siliconware Precision Industries Co., ADR	286,890	1,807,407
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	257,770	2,758,139
Tessera Technologies, Inc. (a)	41,820	1,050,937
Verigy Ltd. (a)	132,700	1,418,563
Xilinx, Inc.	64,060	1,424,694
Semiconductors & Semiconductor Equipment Total		57,863,332
Software – 21.0%
Adobe Systems, Inc. (a)	91,420	2,872,416
Autodesk, Inc. (a)	152,730	3,578,464
BMC Software, Inc. (a)	63,510	2,264,132
Check Point Software Technologies Ltd. (a)	105,830	2,949,482
Citrix Systems, Inc. (a)	71,220	2,541,130
Concur Technologies, Inc. (a)	32,360	1,144,250
Electronic Arts, Inc. (a)	161,070	2,934,695
Intuit, Inc. (a)	91,750	2,547,897
McAfee, Inc. (a)	60,260	2,397,143
Microsoft Corp.	326,700	8,053,155
Nice Systems Ltd., ADR (a)	39,310	1,101,466
Nuance Communications, Inc. (a)	206,870	2,550,707
Oracle Corp.	186,040	4,068,695
Red Hat, Inc. (a)	150,980	3,466,501
Rosetta Stone, Inc. (a)	44,800	987,840
Salesforce.com, Inc. (a)	59,050	3,062,923
Sybase, Inc. (a)	92,260	3,215,261
Symantec Corp. (a)	143,240	2,165,789

	Shares	Value ($)
TiVo, Inc. (a)	437,790	4,294,720
Software Total		56,196,666
Information Technology Total		237,729,833
Telecommunication Services – 3.8%
Diversified Telecommunication Services – 1.0%
Neutral Tandem, Inc. (a)	53,580	1,340,036
Vimpel-Communications, ADR (a)	90,370	1,395,313
Diversified Telecommunication Services Total		2,735,349
Wireless Telecommunication Services – 2.8%
American Tower Corp., Class A (a)	39,793	1,259,448
Crown Castle International Corp. (a)	50,030	1,343,806
Millicom International Cellular SA (a)	18,050	1,273,608
SBA Communications Corp., Class A (a)	147,790	3,563,217
Wireless Telecommunication Services Total		7,440,079
Telecommunication Services Total		10,175,428
Total Common Stocks (cost of $221,571,349)		267,753,139
Total Investments – 100.0% (cost of $221,571,349) (b)		267,753,139
Other Assets & Liabilities, Net – 0.0%		(128,011)
Net Assets – 100.0%		267,625,128

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $223,396,101.

The following table summarizes the inputs used, as of August 31, 2009 in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$15,682,093	$—	$—	$15,682,093
Health Care	3,392,100	—	—	3,392,100
Industrials	773,685	—	—	773,685
Information Technology	236,388,255	1,341,578	—	237,729,833
Telecommunication Services	10,175,428	—	—	10,175,428
Total Common Stocks	266,411,561	1,341,578	—	267,753,139
Total Investments	$266,411,561	$1,341,578	$—	$267,753,139

The Fund's assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

See Accompanying Notes to Financial Statements.

Columbia Technology Fund

August 31, 2009

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At August 31, 2009, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Information Technology	88.8
Consumer Discretionary	5.8
Telecommunication Services	3.8
Health Care	1.3
Industrials	0.3
	100.0
Other Assets & Liabilities, Net	0.0	*
	100.0

* Rounds to less than 0.1%

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Balanced Fund

August 31, 2009

Common Stocks – 64.1%
	Shares	Value ($)
Consumer Discretionary – 7.7%
Hotels, Restaurants & Leisure – 1.7%
Carnival Corp. (a)	61,666	1,803,731
Las Vegas Sands Corp. (a)	38,093	543,206
Melco Crown Entertainment, Ltd., ADR (a)	106,837	654,911
Penn National Gaming, Inc. (a)	33,568	980,521
Hotels, Restaurants & Leisure Total		3,982,369
Household Durables – 0.9%
Newell Rubbermaid, Inc.	145,397	2,023,926
Household Durables Total		2,023,926
Leisure Equipment & Products – 0.9%
Hasbro, Inc.	72,800	2,066,792
Leisure Equipment & Products Total		2,066,792
Media – 1.0%
McGraw-Hill Companies, Inc.	32,629	1,096,661
News Corp., Class A	98,600	1,056,992
Media Total		2,153,653
Multiline Retail – 1.5%
Target Corp.	73,699	3,463,853
Multiline Retail Total		3,463,853
Specialty Retail – 1.2%
GameStop Corp., Class A (a)	43,280	1,030,064
Lowe's Companies, Inc.	82,585	1,775,577
Specialty Retail Total		2,805,641
Textiles, Apparel & Luxury Goods – 0.5%
NIKE, Inc., Class B	21,884	1,212,155
Textiles, Apparel & Luxury Goods Total		1,212,155
Consumer Discretionary Total		17,708,389
Consumer Staples – 6.2%
Beverages – 1.4%
PepsiCo, Inc.	58,035	3,288,844
Beverages Total		3,288,844
Food & Staples Retailing – 1.1%
CVS Caremark Corp.	66,636	2,500,183
Food & Staples Retailing Total		2,500,183
Personal Products – 1.7%
Avon Products, Inc.	46,026	1,466,849
Herbalife Ltd.	49,419	1,496,407
Mead Johnson Nutrition Co., Class A	26,396	1,046,865
Personal Products Total		4,010,121

	Shares	Value ($)
Tobacco – 2.0%
Philip Morris International, Inc.	98,151	4,486,482
Tobacco Total		4,486,482
Consumer Staples Total		14,285,630
Energy – 8.2%
Energy Equipment & Services – 1.4%
Transocean Ltd. (a)	23,711	1,798,242
Weatherford International Ltd. (a)	68,956	1,375,672
Energy Equipment & Services Total		3,173,914
Oil, Gas & Consumable Fuels – 6.8%
Alpha Natural Resources, Inc. (a)	21,639	699,156
Apache Corp.	28,906	2,455,565
Canadian Natural Resources Ltd.	23,300	1,333,459
Chevron Corp.	53,181	3,719,479
ConocoPhillips	56,163	2,529,020
Devon Energy Corp.	26,033	1,597,906
Petroleo Brasilerio SA, ADR	62,616	2,078,851
Suncor Energy, Inc.	44,147	1,352,664
Oil, Gas & Consumable Fuels Total		15,766,100
Energy Total		18,940,014
Financials – 11.1%
Capital Markets – 3.6%
Bank of New York Mellon Corp.	56,057	1,659,848
Goldman Sachs Group, Inc.	21,287	3,522,147
State Street Corp.	59,355	3,114,950
Capital Markets Total		8,296,945
Commercial Banks – 2.2%
PNC Financial Services Group, Inc.	28,670	1,221,055
Wells Fargo & Co.	139,932	3,850,929
Commercial Banks Total		5,071,984
Diversified Financial Services – 2.0%
JPMorgan Chase & Co.	108,103	4,698,156
Diversified Financial Services Total		4,698,156
Insurance – 2.6%
Berkshire Hathaway, Inc., Class B (a)	501	1,646,286
MetLife, Inc.	56,384	2,129,060
Prudential Financial, Inc.	42,230	2,135,993
Insurance Total		5,911,339

See Accompanying Notes to Financial Statements.

Columbia Balanced Fund

August 31, 2009

Common Stocks (continued)
	Shares	Value ($)
Real Estate Investment Trusts (REITs) – 0.3%
PennyMac Mortgage Investment Trust (a)	33,529	662,198
Real Estate Investment Trusts (REITs) Total		662,198
Real Estate Management & Development – 0.4%
CB Richard Ellis Group, Inc., Class A (a)	72,908	863,231
Real Estate Management & Development Total		863,231
Financials Total		25,503,853
Health Care – 7.7%
Health Care Equipment & Supplies – 1.1%
Baxter International, Inc.	43,887	2,498,048
Health Care Equipment & Supplies Total		2,498,048
Health Care Providers & Services – 2.4%
Cardinal Health, Inc.	81,665	2,823,976
Medco Health Solutions, Inc. (a)	24,054	1,328,262
VCA Antech, Inc. (a)	51,596	1,277,001
Health Care Providers & Services Total		5,429,239
Life Sciences Tools & Services – 0.9%
Thermo Fisher Scientific, Inc. (a)	48,226	2,180,297
Life Sciences Tools & Services Total		2,180,297
Pharmaceuticals – 3.3%
Abbott Laboratories	80,350	3,634,231
Allergan, Inc.	15,810	884,095
Merck & Co., Inc.	97,022	3,146,423
Pharmaceuticals Total		7,664,749
Health Care Total		17,772,333
Industrials – 5.0%
Aerospace & Defense – 1.8%
Honeywell International, Inc.	55,679	2,046,760
United Technologies Corp.	34,251	2,033,139
Aerospace & Defense Total		4,079,899
Industrial Conglomerates – 1.7%
General Electric Co.	88,591	1,231,415
Tyco International Ltd.	86,487	2,740,773
Industrial Conglomerates Total		3,972,188
Machinery – 0.6%
Navistar International Corp. (a)	33,954	1,468,171
Machinery Total		1,468,171

	Shares	Value ($)
Road & Rail – 0.9%
Union Pacific Corp.	32,309	1,932,401
Road & Rail Total		1,932,401
Industrials Total		11,452,659
Information Technology – 13.7%
Communications Equipment – 1.6%
CommScope, Inc. (a)	39,299	1,059,501
QUALCOMM, Inc.	56,400	2,618,088
Communications Equipment Total		3,677,589
Computers & Peripherals – 3.6%
Apple, Inc. (a)	20,685	3,479,424
EMC Corp. (a)	71,833	1,142,145
Hewlett-Packard Co.	81,096	3,640,399
Computers & Peripherals Total		8,261,968
Internet Software & Services – 1.7%
Google, Inc., Class A (a)	8,637	3,987,444
Internet Software & Services Total		3,987,444
IT Services – 2.5%
SAIC, Inc. (a)	57,755	1,067,890
Visa, Inc., Class A	24,992	1,776,931
Western Union Co.	161,056	2,905,450
IT Services Total		5,750,271
Semiconductors & Semiconductor Equipment – 1.0%
Atmel Corp. (a)	108,905	449,778
Broadcom Corp., Class A (a)	28,762	818,279
Marvell Technology Group Ltd. (a)	63,040	961,360
Semiconductors & Semiconductor Equipment Total		2,229,417
Software – 3.3%
Autodesk, Inc. (a)	62,474	1,463,766
Microsoft Corp.	199,772	4,924,380
Symantec Corp. (a)	86,655	1,310,223
Software Total		7,698,369
Information Technology Total		31,605,058
Materials – 2.5%
Chemicals – 1.0%
Agrium, Inc.	23,479	1,120,183
Potash Corp. of Saskatchewan, Inc.	13,684	1,211,171
Chemicals Total		2,331,354

See Accompanying Notes to Financial Statements.

Columbia Balanced Fund

August 31, 2009

Common Stocks (continued)
	Shares	Value ($)
Metals & Mining – 1.5%
ArcelorMittal, NY Registered Shares	31,688	1,129,044
Vale SA, ADR	49,944	959,424
Walter Energy, Inc.	26,788	1,390,565
Metals & Mining Total		3,479,033
Materials Total		5,810,387
Telecommunication Services – 1.3%
Diversified Telecommunication Services – 0.6%
Verizon Communications, Inc.	43,856	1,361,290
Diversified Telecommunication Services Total		1,361,290
Wireless Telecommunication Services – 0.7%
Millicom International Cellular SA (a)	21,858	1,542,301
Wireless Telecommunication Services Total		1,542,301
Telecommunication Services Total		2,903,591
Utilities – 0.7%
Independent Power Producers & Energy Traders – 0.7%
AES Corp. (a)	109,807	1,501,062
Independent Power Producers & Energy Traders Total		1,501,062
Utilities Total		1,501,062
Total Common Stocks (cost of $126,620,533)		147,482,976
Mortgage-Backed Securities – 11.0%
	Par ($)
Federal Home Loan Mortgage Corp.
5.000% 12/01/35	757,599	780,756
5.000% 07/01/38	901,113	926,494
5.000% 12/01/38	199,260	204,872
5.000% 05/01/39	560,609	576,344
5.500% 12/01/18	758,264	808,049
5.500% 07/01/19	214,624	227,776
5.500% 07/01/21	177,127	186,653
5.500% 08/01/21	27,270	28,737
5.500% 12/01/36	701,625	732,499
5.500% 12/01/37	564,034	588,589
5.500% 07/01/38	2,275,022	2,373,938
6.000% 03/01/17	49,873	53,319
6.000% 04/01/17	309,392	330,768
6.000% 05/01/17	160,897	172,013
6.000% 08/01/17	106,143	113,477

	Par ($)	Value ($)
6.000% 08/01/38	987,559	1,041,607
6.500% 08/01/32	106,389	114,258
6.500% 03/01/38	560,000	596,927
6.500% 01/01/39	1,116,126	1,189,723
TBA, 6.500% 09/01/39 (b)	1,600,000	1,702,499
Federal National Mortgage Association
5.000% 05/01/37	514,376	528,813
5.000% 03/01/38	942,782	969,042
5.500% 04/01/36	445,772	465,388
5.500% 05/01/36	56,224	58,698
5.500% 02/01/37	930,000	969,907
5.618% 07/01/32 (09/01/09) (c)(d)	241,357	253,445
6.000% 09/01/36	338,441	357,353
6.000% 10/01/36	1,123,383	1,186,157
6.000% 07/01/37	148,105	156,195
6.000% 08/01/37	547,773	577,698
6.000% 09/01/37	576,228	607,706
6.500% 03/01/37	291,530	312,456
6.500% 08/01/37	311,174	333,364
TBA: 5.000% 09/01/39 (b)	2,925,000	3,001,781
5.500% 09/01/39 (b)	575,000	598,539
Government National Mortgage Association
4.500% 02/15/39	137,441	138,868
5.500% 02/15/37	1,160,000	1,214,873
6.000% 12/15/37	552,412	583,496
7.000% 10/15/31	54,914	60,624
7.000% 04/15/32	44,394	48,697
7.000% 05/15/32	72,169	79,165
Total Mortgage-Backed Securities (cost of $24,446,792)		25,251,563
Corporate Fixed-Income Bonds & Notes – 9.6%
Basic Materials – 0.7%
Chemicals – 0.2%
EI Du Pont de Nemours & Co.
5.000% 07/15/13	185,000	200,521
Huntsman International LLC
7.875% 11/15/14	300,000	267,000
Chemicals Total		467,521
Forest Products & Paper – 0.1%
Georgia-Pacific Corp.
8.000% 01/15/24	280,000	260,400
Forest Products & Paper Total		260,400

See Accompanying Notes to Financial Statements.

Columbia Balanced Fund

August 31, 2009

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Iron/Steel – 0.2%
Nucor Corp.
5.850% 06/01/18	265,000	288,607
Iron/Steel Total		288,607
Metals & Mining – 0.2%
Freeport-McMoRan Copper & Gold, Inc.
8.375% 04/01/17	230,000	239,775
Vale Overseas Ltd.
6.250% 01/23/17	220,000	233,163
Metals & Mining Total		472,938
Basic Materials Total		1,489,466
Communications – 1.5%
Media – 0.4%
Comcast Corp.
7.050% 03/15/33	225,000	252,608
EchoStar DBS Corp.
6.625% 10/01/14	280,000	266,000
News America, Inc.
6.550% 03/15/33	275,000	280,829
Viacom, Inc.
6.125% 10/05/17	75,000	79,271
Media Total		878,708
Telecommunication Services – 1.1%
AT&T, Inc.
5.100% 09/15/14	225,000	243,204
British Telecommunications PLC
5.150% 01/15/13	175,000	181,328
Cricket Communications, Inc.
9.375% 11/01/14	270,000	254,475
Intelsat Corp.
9.250% 06/15/16	260,000	263,250
Lucent Technologies, Inc.
6.450% 03/15/29	545,000	370,600
New Cingular Wireless Services, Inc.
8.750% 03/01/31	200,000	265,822
Qwest Communications International, Inc.
7.500% 02/15/14	260,000	250,900
Telefonica Emisiones SAU
5.984% 06/20/11	300,000	319,446
Verizon Wireless Capital LLC
5.550% 02/01/14 (e)	240,000	259,533
Vodafone Group PLC
5.750% 03/15/16	210,000	223,479
Telecommunication Services Total		2,632,037
Communications Total		3,510,745

	Par ($)	Value ($)
Consumer Cyclical – 0.5%
Apparel – 0.1%
Levi Strauss & Co.
9.750% 01/15/15	260,000	265,850
Apparel Total		265,850
Lodging – 0.1%
Host Hotels & Resorts LP
6.750% 06/01/16	280,000	260,400
Lodging Total		260,400
Retail – 0.3%
CVS Caremark Corp.
5.750% 06/01/17	200,000	215,330
Wal-Mart Stores, Inc.
5.800% 02/15/18	300,000	335,147
Retail Total		550,477
Consumer Cyclical Total		1,076,727
Consumer Non-Cyclical – 0.9%
Beverages – 0.2%
Bottling Group LLC
6.950% 03/15/14	225,000	263,550
Miller Brewing Co.
5.500% 08/15/13 (e)	190,000	199,710
Beverages Total		463,260
Food – 0.2%
Campbell Soup Co.
4.500% 02/15/19	90,000	91,244
ConAgra Foods, Inc.
6.750% 09/15/11	17,000	18,485
JBS USA LLC/JBS USA Finance, Inc.
11.625% 05/01/14 (e)	255,000	267,750
Kroger Co.
6.200% 06/15/12	200,000	217,185
Food Total		594,664
Healthcare Services – 0.2%
HCA, Inc.
9.250% 11/15/16	25,000	25,312
PIK, 9.625% 11/15/16	78,000	78,780
Roche Holdings, Inc.
6.000% 03/01/19 (e)	250,000	276,680
Healthcare Services Total		380,772
Pharmaceuticals – 0.3%
Express Scripts, Inc.
5.250% 06/15/12	155,000	164,417

See Accompanying Notes to Financial Statements.

Columbia Balanced Fund

August 31, 2009

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Omnicare, Inc.
6.875% 12/15/15	280,000	261,800
Wyeth
5.500% 02/01/14	220,000	240,561
Pharmaceuticals Total		666,778
Consumer Non-Cyclical Total		2,105,474
Energy – 1.2%
Oil & Gas – 0.6%
Canadian Natural Resources Ltd.
5.700% 05/15/17	200,000	209,478
Chesapeake Energy Corp.
6.375% 06/15/15	285,000	259,706
Chevron Corp.
4.950% 03/03/19	200,000	212,456
KCS Energy, Inc.
7.125% 04/01/12	255,000	251,175
Nexen, Inc.
5.875% 03/10/35	225,000	197,880
Talisman Energy, Inc.
6.250% 02/01/38	235,000	230,878
Oil & Gas Total		1,361,573
Oil & Gas Services – 0.2%
Halliburton Co.
5.900% 09/15/18	175,000	190,982
Weatherford International Ltd.
5.150% 03/15/13	225,000	234,459
Oil & Gas Services Total		425,441
Pipelines – 0.4%
El Paso Corp.
6.875% 06/15/14	115,000	112,182
Enterprise Products Operating LLC
4.600% 08/01/12	200,000	207,528
MarkWest Energy Partners LP
8.500% 07/15/16	280,000	264,600
Plains All American Pipeline LP
6.650% 01/15/37	225,000	234,285
TransCanada Pipelines Ltd.
6.350% 05/15/67 (c)	245,000	205,800
Pipelines Total		1,024,395
Energy Total		2,811,409
Financials – 2.9%
Banks – 1.8%
ANZ National International Ltd.
6.200% 07/19/13 (e)	200,000	214,980

	Par ($)	Value ($)
Bank of New York Mellon Corp.
5.125% 08/27/13	300,000	322,795
Barclays Bank PLC
6.750% 05/22/19	275,000	301,319
Capital One Financial Corp.
5.500% 06/01/15	325,000	318,172
Citigroup, Inc.
5.000% 09/15/14	225,000	206,147
5.250% 02/27/12	150,000	151,924
Credit Suisse/New York NY
6.000% 02/15/18	275,000	282,833
Deutsche Bank AG/London
4.875% 05/20/13	250,000	264,154
Goldman Sachs Group, Inc.
6.345% 02/15/34	220,000	193,931
JPMorgan Chase & Co.
6.000% 01/15/18	405,000	435,251
Keycorp
6.500% 05/14/13	185,000	188,407
Merrill Lynch & Co., Inc.
6.050% 08/15/12 (f)	250,000	260,505
Morgan Stanley
4.750% 04/01/14	160,000	158,843
Northern Trust Corp.
4.625% 05/01/14	300,000	318,543
U.S. Bank N.A.
6.300% 02/04/14	275,000	304,603
Wachovia Corp.
4.875% 02/15/14	300,000	306,384
Banks Total		4,228,791
Diversified Financial Services – 0.5%
AGFC Capital Trust I
6.000% 01/15/67 (c)(e)	280,000	93,800
Ameriprise Financial, Inc.
7.300% 06/28/19	180,000	198,504
CDX North America High Yield
8.875% 06/29/13 (e)	261,000	241,099
General Electric Capital Corp.
5.000% 01/08/16	420,000	419,348
Lehman Brothers Holdings, Inc.
5.750% 07/18/11 (g)(h)	275,000	50,531
Diversified Financial Services Total		1,003,282
Insurance – 0.4%
Chubb Corp.
5.750% 05/15/18	90,000	97,659
Lincoln National Corp.
8.750% 07/01/19	175,000	195,694
MetLife, Inc.
6.817% 08/15/18	185,000	204,385

See Accompanying Notes to Financial Statements.

Columbia Balanced Fund

August 31, 2009

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Principal Life Income Funding Trusts
5.300% 04/24/13	240,000	244,743
UnitedHealth Group, Inc.
5.250% 03/15/11	225,000	232,822
Insurance Total		975,303
Real Estate Investment Trusts (REITs) – 0.2%
Duke Realty LP
7.375% 02/15/15	175,000	179,420
Health Care Property Investors, Inc.
6.450% 06/25/12	200,000	205,507
Simon Property Group LP
5.750% 12/01/15	150,000	155,366
Real Estate Investment Trusts (REITs) Total		540,293
Financials Total		6,747,669
Industrials – 0.5%
Aerospace & Defense – 0.2%
BE Aerospace, Inc.
8.500% 07/01/18	250,000	246,250
United Technologies Corp.
5.375% 12/15/17	165,000	179,674
Aerospace & Defense Total		425,924
Miscellaneous Manufacturing – 0.1%
Bombardier, Inc.
6.300% 05/01/14 (e)	270,000	249,750
Miscellaneous Manufacturing Total		249,750
Transportation – 0.2%
Burlington Northern Santa Fe Corp.
6.200% 08/15/36	185,000	204,475
Norfolk Southern Corp.
5.750% 04/01/18	175,000	187,151
United Parcel Service, Inc.
4.500% 01/15/13	145,000	155,626
Transportation Total		547,252
Industrials Total		1,222,926
Technology – 0.3%
Networking Products – 0.2%
Cisco Systems, Inc.
4.950% 02/15/19	325,000	339,202
Networking Products Total		339,202

	Par ($)	Value ($)
Software – 0.1%
Oracle Corp.
6.500% 04/15/38	225,000	260,476
Software Total		260,476
Technology Total		599,678
Utilities – 1.1%
Electric – 0.9%
Commonwealth Edison Co.
5.950% 08/15/16	200,000	215,888
Consolidated Edison Co. of New York, Inc.
5.850% 04/01/18	225,000	243,894
Dominion Resources Inc/VA
5.200% 08/15/19	210,000	216,561
Indiana Michigan Power Co.
5.650% 12/01/15	275,000	283,868
Pacific Gas & Electric Co.
5.800% 03/01/37	225,000	238,349
Progress Energy, Inc.
7.750% 03/01/31	250,000	306,486
Southern California Edison Co.
5.000% 01/15/14	200,000	213,798
Texas Competitive Electric Holdings Co. LLC
PIK, 10.500% 11/01/16	418,468	230,158
Electric Total		1,949,002
Gas – 0.2%
Atmos Energy Corp.
6.350% 06/15/17	210,000	225,958
Sempra Energy
6.500% 06/01/16	180,000	197,970
Gas Total		423,928
Utilities Total		2,372,930
Total Corporate Fixed-Income Bonds & Notes (cost of $20,934,465)		21,937,024
Government & Agency Obligations – 5.3%
Foreign Government Obligations – 0.5%
Province of Ontario
5.450% 04/27/16	450,000	497,561
Province of Quebec
4.625% 05/14/18	475,000	489,519
United Mexican States
7.500% 04/08/33	250,000	281,563
Foreign Government Obligations Total		1,268,643

See Accompanying Notes to Financial Statements.

Columbia Balanced Fund

August 31, 2009

Government & Agency Obligations (continued)
	Par ($)	Value ($)
U.S. Government Agencies – 1.3%
Federal Home Loan Bank
5.500% 08/13/14	800,000	902,356
Federal Home Loan Mortgage Corp.
3.125% 10/25/10 (i)	65,000	66,887
3.750% 03/27/19	600,000	596,319
6.625% 09/15/09	1,310,000	1,313,207
U.S. Government Agencies Total		2,878,769
U.S. Government Obligations – 3.5%
U.S. Treasury Bonds
5.375% 02/15/31	3,857,000	4,512,088
U.S. Treasury Inflation Indexed Bond
3.500% 01/15/11	1,115,055	1,157,566
U.S. Treasury Notes
1.875% 04/30/14	1,100,000	1,080,836
2.250% 05/31/14	1,200,000	1,197,094
U.S. Government Obligations Total		7,947,584
Total Government & Agency Obligations (cost of $11,748,618)		12,094,996
Commercial Mortgage-Backed Securities – 3.7%
Bear Stearns Commercial Mortgage Securities
5.623% 03/11/39 (09/01/09) (c)(d)	760,000	543,393
5.742% 09/11/42 (09/01/09) (c)(d)	750,000	694,698
CS First Boston Mortgage Securities Corp.
4.577% 04/15/37	975,000	980,752
GE Capital Commercial Mortgage Corp.
4.819% 01/10/38	550,000	563,533
Greenwich Capital Commercial Funding Corp.
5.117% 04/10/37	770,000	769,304
JPMorgan Chase Commercial Mortgage Securities Corp.
4.780% 07/15/42	1,350,000	1,087,545
5.440% 06/12/47	820,000	676,039
5.447% 06/12/47	791,000	699,984
5.525% 04/15/43 (09/01/09) (c)(d)	1,122,000	802,080
5.857% 10/12/35	1,500,000	1,574,934
Total Commercial Mortgage-Backed Securities (cost of $9,097,707)		8,392,262

Collateralized Mortgage Obligations – 2.3%
	Par ($)	Value ($)
Agency – 1.1%
Federal Home Loan Mortgage Corp.
4.000% 10/15/18	1,900,000	1,935,807
4.500% 08/15/28	720,000	748,960
Agency Total		2,684,767
Non-Agency – 1.2%
Bear Stearns Adjustable Rate Mortgage Trust
5.411% 02/25/47 (09/01/09) (c)(d)	1,053,856	637,378
Lehman Mortgage Trust
6.500% 01/25/38	562,891	404,930
SACO I, Inc.
(j) 09/25/24 (09/01/09) (c)(d)(h)	6,364	2,100
Structured Asset Securities Corp.
5.500% 05/25/33	449,611	359,733
5.500% 07/25/33	539,555	536,415
WaMu Mortgage Pass-Through Certificates
5.678% 02/25/37 (09/01/09) (c)(d)	1,143,263	761,230
Non-Agency Total		2,701,786
Total Collateralized Mortgage Obligations (cost of $6,296,634)		5,386,553
Asset-Backed Securities – 1.2%
Cityscape Home Equity Loan Trust
7.410% 05/25/28	141,715	141,150
First Alliance Mortgage Loan Trust
7.340% 06/20/27	50,869	35,684
Ford Credit Auto Owner Trust
5.470% 06/15/12	611,000	642,570
Franklin Auto Trust
5.360% 05/20/16	761,000	760,173
IMC Home Equity Loan Trust
7.310% 11/20/28	698,501	653,336
7.520% 08/20/28	584,692	527,496
Total Asset-Backed Securities (cost of $2,852,591)		2,760,409

See Accompanying Notes to Financial Statements.

Columbia Balanced Fund

August 31, 2009

Short-Term Obligation – 4.9%
	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 08/31/09, due 09/01/09 at 0.140%, collateralized by a U.S. Government Agency obligation maturing 11/16/12, market value $11,569,537 (repurchase proceeds $11,340,044)	11,340,000	11,340,000
Total Short-Term Obligation (cost of $11,340,000)		11,340,000
Total Investments – 102.1% (cost of $213,337,340) (k)		234,645,783
Other Assets & Liabilities, Net – (2.1)%		(4,726,498)
Net Assets – 100.0%		229,919,285

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Security purchased on a delayed delivery basis.

(c)  The interest rate shown on floating rate or variable rate securities reflects the rate at August 31, 2009.

(d)  Parenthetical date represents the next reset date for the security.

(e)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2009, these securities, which are not illiquid, amounted to $1,803,302, which represents 0.8% of net assets.

(f)  Investments in affiliates during the year ended August 31, 2009:

Security name: Merrill Lynch & Co., Inc. 6.050% 08/15/12
Par as of 08/31/08:	$250,000
Par purchased:	$–
Par sold:	$–
Par as of 08/31/09:	$250,000
Net realized gain (loss):	$–
Interest income earned:	$15,125
Value at end of period:	$260,505

(g)  The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. At August 31, 2009, the value of these securities amounted to $50,531, which represents less than 0.1% of net assets.

(h)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. The value of these securities amounted to $52,631, which represents less than 0.1% of net assets.

(i)  All of this security with a market value of $66,887 is pledged as collateral for open futures contracts.

(j)  Zero coupon bond.

(k)  Cost for federal income tax purposes is $214,981,571.

The following table summarizes the inputs used, as of August 31, 2009 in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$17,708,389	$—	$—	$17,708,389
Consumer Staples	14,285,630	—	—	14,285,630
Energy	18,940,014	—	—	18,940,014
Financials	25,503,853	—	—	25,503,853
Health Care	17,772,333	—	—	17,772,333
Industrials	11,452,659	—	—	11,452,659
Information Technology	31,605,058	—	—	31,605,058
Materials	5,810,387	—	—	5,810,387
Telecommunication Services	2,903,591	—	—	2,903,591
Utilities Total	1,501,062	—	—	1,501,062
Total Common Stocks	147,482,976	—	—	147,482,976
Total Mortgage-Backed Securities	5,302,819	19,948,744	—	25,251,563
Corporate Fixed-Income Bonds & Notes
Basic Materials	—	1,489,466	—	1,489,466
Communication	—	3,510,745	—	3,510,745
Consumer Cyclical	—	1,076,727	—	1,076,727
Consumer Non-Cyclical	—	2,105,474	—	2,105,474
Energy	—	2,811,409	—	2,811,409
Financials	—	6,747,669	—	6,747,669
Industrials	—	1,222,926	—	1,222,926
Technology	—	599,678	—	599,678
Utilities	—	2,372,930	—	2,372,930
Total Corporate Fixed-Income Bonds & Notes	—	21,937,024	—	21,937,024
Total Government & Agency Obligations	7,947,584	4,147,412	—	12,094,996
Total Commercial Mortgage-Backed Securities	—	8,392,262	—	8,392,262
Total Collateralized Mortgage Obligations	—	5,384,453	2,100	5,386,553
Total Asset-Backed Securities	—	2,760,409	—	2,760,409
Total Short-Term Obligation	—	11,340,000	—	11,340,000
Total Investments	160,733,379	73,910,304	2,100	234,645,783
Total Unrealized appreciation (depreciation) on open long futures contracts	8,680	—	—	8,680
Total	$160,742,059	$73,910,304	$2,100	$234,654,463

See Accompanying Notes to Financial Statements.

Columbia Balanced Fund

August 31, 2009

The following table reconciles asset balances for the twelve month period ending August 31, 2009, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of August 31, 2008	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases	Net Sales	Net Transfers into Level 3	Net Transfers out of Level 3	Balance as of August 31, 2009
Collateralized Mortgage Obligations
Non-Agency	$8,880	$13	$135	$(4,367)	$—	$(2,561)	$—	$—	$2,100
	$8,880	$13	$135	$(4,367)	$—	$(2,561)	$—	$—	$2,100

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

The change in unrealized depreciation attributable to securities owned at August 31, 2009 which were valued using significant unobservable inputs (Level 3) amounted to $4,367. This amount is included in net change in unrealized depreciation on the Statements of Changes in Net Assets.

For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements

At August 31, 2009, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Common Stocks	64.1
Mortgage-Backed Securities	11.0
Corporate Fixed-Income Bonds & Notes	9.6
Government & Agency Obligations	5.3
Commercial Mortgage-Backed Securities	3.7
Collateralized Mortgage Obligations	2.3
Asset-Backed Securities	1.2
97.2
Short-Term Obligation	4.9
Other Assets & Liabilities, Net	(2.1)
100.0

At August 31, 2009, the Fund held the following open long futures contracts:

Risk Exposure/ Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
Interest Rate Risk
10-Year U.S. Treasury Notes	12	$1,406,625	$1,397,945	Dec-09	$8,680

Acronym	Name
ADR	American Depositary Receipt

PIK	Payment-In-Kind

TBA	To Be Announced

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Oregon Intermediate Municipal Bond Fund

August 31, 2009

Municipal Bonds – 94.6%
	Par ($)	Value ($)
Education – 5.4%
Education – 5.4%
OR Economic Development Revenue
Broadway Housing LLC,
Series 2008 A, 6.250% 04/01/23	3,250,000	3,660,475
OR Facilities Authority
Linfield College,
Series 2005 A, 5.000% 10/01/20	1,825,000	1,833,468
OR Forest Grove Student Housing
Oak Tree Foundation,
Series 2007, 5.500% 03/01/37	3,000,000	2,247,480
OR Forest Grove
Pacific University,
Series 2009, 6.000% 05/01/30	1,500,000	1,504,080
OR Health Sciences University
Series 1996 A,
Insured: NPFGC: (a) 07/01/12	1,315,000	1,186,906
(a) 07/01/14	2,550,000	2,077,995
(a) 07/01/15	4,325,000	3,331,418
(a) 07/01/21	12,515,000	6,443,097
OR Health, Housing, Educational & Cultural Facilities Authority
Linfield College,
Series 1998 A: 4.650% 10/01/09	555,000	555,572
5.500% 10/01/18	1,000,000	1,000,880
Reed College,
Series 1995 A, Insured: NPFGC 5.100% 07/01/10	240,000	246,597
Education Total		24,087,968
Education Total		24,087,968
Health Care – 8.2%
Continuing Care Retirement – 0.5%
OR Albany Hospital Facility Authority
Mennonite Home Albany,
Series 2004 PJ-A: 4.750% 10/01/11	660,000	635,422
5.000% 10/01/12	680,000	647,475

	Par ($)	Value ($)
OR Multnomah County Hospital Facilities Authority
Terwilliger Plaza, Inc.,
Series 2006 A, 5.250% 12/01/26	1,400,000	1,181,460
Continuing Care Retirement Total		2,464,357
Hospitals – 7.7%
OR Benton County Hospital Facilities Authority
Samaritan Health Services,
Series 1998: 4.800% 10/01/11	245,000	247,771
5.200% 10/01/17	2,255,000	2,269,996
OR Clackamas County Hospital Facility Authority
Legacy Health System, IBC,
Series 1999, Insured: NPFGC 5.500% 02/15/13	495,000	500,257
Legacy Health System:
Series 1999: 5.000% 02/15/16	1,010,000	1,021,342
5.500% 02/15/13	5,450,000	5,507,879
5.500% 02/15/14	2,385,000	2,410,019
Series 2001: 4.600% 05/01/10	885,000	904,718
5.250% 05/01/21	4,890,000	5,011,370
5.750% 05/01/12	2,000,000	2,138,300
5.750% 05/01/16	1,500,000	1,570,755
OR Deschutes County Hospital Facilities Authority
Cascade Healthcare Community,
Series 2008, 7.375% 01/01/23	2,000,000	2,267,560
OR Medford Hospital Facilities Authority
Asante Health System,
Series 1998 A, Insured: NPFGC: 5.250% 08/15/10	485,000	485,975
5.250% 08/15/11	260,000	260,458
OR Multnomah County Hospital Facilities Authority
Providence Health System,
Series 2004, 5.250% 10/01/16	2,970,000	3,225,865

See Accompanying Notes to Financial Statements.

Columbia Oregon Intermediate Municipal Bond Fund

August 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
OR Salem Hospital Facility Authority
Series 2006 A,
5.000% 08/15/27	3,500,000	3,375,330
Series 2008 A,
5.250% 08/15/18	2,500,000	2,650,125
OR Umatilla County Hospital Facility Authority
Catholic Health Initiatives,
Series 2000 A, 5.750% 12/01/20	285,000	290,289
Hospitals Total		34,138,009
Health Care Total		36,602,366
Housing – 4.0%
Assisted Living/Senior – 0.4%
OR Clackamas County Hospital Facility Authority
Robison Jewish Home,
Series 2005: 5.000% 10/01/19	1,000,000	822,850
5.125% 10/01/24	1,000,000	771,820
Assisted Living/Senior Total		1,594,670
Multi-Family – 1.3%
OR Clackamas County Housing Authority
Multi-Family Housing,
Easton Ridge, Series 1996 A: 5.800% 12/01/16	1,905,000	1,767,307
5.900% 12/01/26	1,750,000	1,443,102
PR Commonwealth of Puerto Rico Housing Finance Authority
Series 2008,
5.000% 12/01/13	2,455,000	2,652,996
Multi-Family Total		5,863,405
Single-Family – 2.3%
OR Housing & Community Services
Department Mortgage Single Family Program:
Series 1991 D, 6.700% 07/01/13	95,000	95,257
Series 1998 A, 4.850% 07/01/10	95,000	95,730
Series 1999 E, 5.375% 07/01/21	1,480,000	1,495,570
Series 1999 M, AMT, 5.800% 07/01/12	85,000	85,115

	Par ($)	Value ($)
Series 2000 E, Insured: FHA: 5.700% 07/01/12	270,000	276,080
5.800% 07/01/14	240,000	245,582
6.000% 07/01/20	670,000	673,209
Series 2001 J, 5.150% 07/01/24	1,095,000	1,101,088
Series 2001 Q: 4.700% 07/01/15	455,000	465,652
4.900% 07/01/17	445,000	452,503
Series 2008 G, 5.200% 07/01/28	5,345,000	5,420,364
Single-Family Total		10,406,150
Housing Total		17,864,225
Other – 20.9%
Other – 0.7%
OR Health, Housing, Educational & Cultural Facilities Authority
Goodwill Industries Lane County,
Series 1998 A, 6.650% 11/15/22 (b)	3,245,000	2,903,464
Other Total		2,903,464
Refunded/Escrowed (c) – 20.2%
OR Benton & Linn Counties
School District No. 509J, Corvallis,
Series 2003, Pre-refunded 06/01/13, Insured: FSA 5.000% 06/01/17	2,665,000	3,009,025
OR Board of Higher Education
Lottery Education,
Series 1999 A, Pre-refunded 04/01/11, Insured: FSA 5.000% 04/01/14	2,705,000	2,886,046
Series 2001 A, Pre-refunded 08/01/11, 5.250% 08/01/14	1,225,000	1,327,569
OR Clackamas Community College District
Series 2001,
Pre-refunded 06/15/11, Insured: FGIC 5.250% 06/15/15	1,390,000	1,500,116

See Accompanying Notes to Financial Statements.

Columbia Oregon Intermediate Municipal Bond Fund

August 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
OR Clackamas County Hospital Facility Authority
Willamette View, Inc.,
Series 1999 A, Pre-refunded 11/01/09, 6.850% 11/01/15	1,335,000	1,360,138
OR Clackamas County
School District No. 086,
Series 2000, Pre-refunded 06/15/10, 6.000% 06/15/16	2,350,000	2,454,293
School District No. 108,
Series 2001, Pre-refunded 06/15/11, Insured: FSA 5.375% 06/15/15	1,055,000	1,140,919
School District No. 7J,
Lake Oswego, Series 2001, Pre-refunded 06/01/11: 5.375% 06/01/16	1,295,000	1,393,873
5.375% 06/01/17	2,535,000	2,728,547
OR Coos County
School District No. 13, North Bend,
Series 2002, Pre-refunded 06/15/12, Insured: FSA 5.500% 06/15/15	1,765,000	1,976,853
OR Department of Transportation
Highway User Tax,
Series 2002 A, Pre-refunded 11/15/12, 5.500% 11/15/16	2,500,000	2,828,150
OR Deschutes County Hospital Facilities Authority
Cascade Health Services, Inc.,
Series 2002, Pre-refunded 01/01/12: 5.500% 01/01/22	2,000,000	2,200,180
5.600% 01/01/27	5,550,000	6,118,264
5.600% 01/01/32	2,000,000	2,204,780
OR Deschutes County
School District No. 1,
Series 2001 A, Pre-refunded 06/15/11, Insured: FSA 5.500% 06/15/18	1,000,000	1,081,600

	Par ($)	Value ($)
OR Jackson County
School District No. 4,
Phoenix-Talent, Series 2001, Pre-refunded 06/15/11, 5.500% 06/15/16	1,000,000	1,083,660
School District No. 9, Eagle Point,
Series 2000, Pre-refunded 06/15/11, 5.625% 06/15/15	1,920,000	2,084,870
OR Linn County Community
School District No. 9, Lebanon,
Series 2001, Pre-refunded 06/15/13, Insured: FGIC 5.550% 06/15/21	2,000,000	2,301,600
School District No. 9,
Series 2001, Pre-refunded 06/15/13, Insured: FGIC 5.250% 06/15/15	405,000	461,449
OR Multnomah County Educational Facilities Authority
University of Portland,
Series 2000, Pre-refunded 04/01/10: 5.700% 04/01/15	1,000,000	1,030,430
6.000% 04/01/20	1,000,000	1,032,170
6.000% 04/01/25	500,000	516,085
OR Multnomah County
School District No. 40,
Series 2001, Pre-refunded 12/01/10, Insured: FSA 5.000% 12/01/14	1,790,000	1,889,148
School District No. 7, Reynolds,
Series 2000, Pre-refunded 06/15/11, 5.625% 06/15/17	1,000,000	1,085,310
OR Multnomah-Clackamas Counties
Centennial School District No. 28-302,
Series 2001, Pre-refunded 06/15/11, Insured: FGIC: 5.375% 06/15/16	2,055,000	2,222,359
5.375% 06/15/17	2,280,000	2,465,683
5.375% 06/15/18	2,490,000	2,692,786

See Accompanying Notes to Financial Statements.

Columbia Oregon Intermediate Municipal Bond Fund

August 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
OR North Clackamas Parks & Recreation District Facilities
Series 1993,
Escrowed to Maturity, 5.700% 04/01/13	1,625,000	1,773,330
OR Portland Community College District
Series 2001 A,
Pre-refunded 06/01/11: 5.375% 06/01/14	1,925,000	2,078,634
5.375% 06/01/16	2,705,000	2,920,886
5.375% 06/01/17	2,540,000	2,742,717
OR Portland Urban Renewal & Redevelopment
South Park Blocks,
Series 2000 A, Pre-refunded 06/15/10, Insured: AMBAC: 5.750% 06/15/17	2,065,000	2,171,988
5.750% 06/15/19	2,580,000	2,713,670
OR Salem Water & Sewer
Series 2000,
Pre-refunded 06/01/10, Insured: FSA 5.300% 06/01/15	1,500,000	1,555,440
OR Umatilla County Hospital Facility Authority
Catholic Health Initiatives,
Series 2000 A, Escrowed to Maturity: 5.750% 12/01/20	245,000	256,312
6.000% 12/01/30	4,825,000	5,056,745
OR Washington & Clackamas Counties
School District No. 23J, Tigard,
Series 2002, Pre-refunded 06/15/12, Insured: NPFGC 5.375% 06/15/17	1,500,000	1,674,915
OR Washington County
School District No. 48J, Beaverton,
Series 2001, Pre-refunded 01/01/11: 5.125% 01/01/14	2,000,000	2,116,120
5.125% 01/01/17	1,820,000	1,925,669
5.125% 01/01/18	2,260,000	2,391,216
Series 2001, Pre-refunded 06/01/11, 5.500% 06/01/16	2,785,000	3,013,314

	Par ($)	Value ($)
OR Yamhill County
School District No. 029J,
Series 2002, Pre-refunded 06/15/12, Insured: NPFGC 5.250% 06/15/16	2,535,000	2,816,740
VI Virgin Islands Public Finance Authority
Series 1989 A,
Escrowed to Maturity, 7.300% 10/01/18	1,185,000	1,485,078
Refunded/Escrowed Total		89,768,677
Other Total		92,672,141
Other Revenue – 2.2%
Recreation – 2.2%
OR Board of Higher Education
Lottery Education:
Series 2003 A, Insured: FSA 5.000% 04/01/14	1,830,000	2,039,645
Series 2008, 5.000% 04/01/24	3,130,000	3,389,696
Series 2009 A, 5.000% 04/01/27	4,000,000	4,279,520
Recreation Total		9,708,861
Other Revenue Total		9,708,861
Tax-Backed – 44.7%
Local Appropriated – 0.3%
OR Deschutes & Jefferson County
School District No. 02J,
Series 2004 B, Insured: FGIC (a) 06/15/22	2,335,000	1,345,194
Local Appropriated Total		1,345,194
Local General Obligations – 30.5%
OR Bend Municipal Airport
Series 1999 B, AMT,
5.375% 06/01/13	135,000	135,319
OR Benton & Linn Counties
School District No. 509J & 509A,
Series 2007, Insured: FSA 5.000% 06/15/20	5,000,000	5,533,250

See Accompanying Notes to Financial Statements.

Columbia Oregon Intermediate Municipal Bond Fund

August 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
OR Canyonville South Umpqua Rural Fire District
Series 2001,
5.400% 07/01/31	610,000	421,778
OR Clackamas & Washington Counties
School District No. 3,
Series 2009, 5.000% 06/15/24	4,150,000	4,604,217
School District No. 3A,
Series 2003, Insured: FGIC (a) 06/15/17	4,000,000	3,041,080
OR Clackamas Community College District
Series 2001,
Insured: FGIC 5.250% 06/15/15	110,000	117,006
OR Clackamas County
School District No. 108, Estacada,
Series 2005, Insured: FSA 5.500% 06/15/25	2,485,000	2,973,129
School District No. 115,
Series 2006 A, Insured: NPFGC: (a) 06/15/25	2,250,000	1,014,975
(a) 06/15/26	2,610,000	1,104,917
School District No. 12,
North Clackamas, Series 2007 B, Insured: FSA (a) 06/15/22	4,000,000	3,937,120
School District No. 46,
Series 2009: 5.000% 06/15/25	4,350,000	4,704,742
5.000% 06/15/26	3,000,000	3,176,010
Series 2007, Insured: NPFGC 4.125% 06/01/27	2,000,000	2,009,780
OR Columbia County
School District No. 502,
Deferred Interest, Series 1999, Insured: FGIC: (a) 06/01/13	1,685,000	1,550,992
(a) 06/01/14	1,025,000	905,793

	Par ($)	Value ($)
OR Columbia Multnomah & Washington Counties
School District No. 1J,
Series 2009: 5.000% 06/15/23	1,000,000	1,087,550
5.000% 06/15/24	1,165,000	1,258,631
5.000% 06/15/25	1,275,000	1,368,279
OR Deschutes County
Administrative School District No. 1,
Series 2007, Insured: FGIC 4.500% 06/15/20	5,000,000	5,392,550
OR Jackson County
School District No. 009,
Series 2005, Insured: NPFGC: 5.500% 06/15/20	1,000,000	1,150,600
5.500% 06/15/21	1,410,000	1,619,766
School District No. 549C,
Series 2008: 4.625% 06/15/27	1,500,000	1,543,020
4.625% 06/15/28	1,660,000	1,699,043
4.625% 06/15/30	2,000,000	2,017,860
OR Jefferson County
School District No. 509J,
Madras School District, Series 2002, Insured: FGIC 5.250% 06/15/18	1,075,000	1,153,067
OR Josephine County
Unit School District,
Three Rivers, Series 2005, Insured: FGIC: 5.000% 12/15/15	1,000,000	1,153,100
5.000% 12/15/16	1,000,000	1,153,720
OR Lane Community College
Series 2009:
4.250% 06/15/17	2,195,000	2,391,562
4.250% 06/15/18	2,000,000	2,165,440
OR Lane County
School District No. 19, Springfield:
Series 1997, Insured: FGIC: 6.000% 10/15/12	1,740,000	1,943,215
6.000% 10/15/14	1,310,000	1,509,028

See Accompanying Notes to Financial Statements.

Columbia Oregon Intermediate Municipal Bond Fund

August 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
Series 2006, Insured: FSA (a) 06/15/25	5,160,000	2,275,250
School District No. 4J, Eugene,
Series 2002: 5.000% 07/01/12	1,000,000	1,105,530
5.250% 07/01/13	1,000,000	1,136,760
OR Linn Benton Community College
Series 2001,
Insured: FGIC (a) 06/15/13	1,000,000	918,890
Series 2002,
Insured: FGIC (a) 06/15/14	1,000,000	875,950
OR Linn County
Community School District No. 9, Lebanon,
Series 2001, Insured: FGIC 5.250% 06/15/15	305,000	338,629
OR Madras Aquatic Center District
Series 2005,
5.000% 06/01/22	1,695,000	1,823,447
OR Multnomah-Clackamas Counties
Centennial School District No. 28JT,
Series 2006, Insured: AMBAC (a) 06/01/16	2,260,000	1,715,702
OR Portland Community College District
Series 2005,
Insured: FSA 5.000% 06/15/16	4,750,000	5,395,715
OR Portland Limited Tax
Series 2001 B:
(a) 06/01/13	1,500,000	1,383,270
(a) 06/01/16	3,500,000	2,837,310
(a) 06/01/18	4,000,000	2,898,320
(a) 06/01/19	4,000,000	2,731,440
(a) 06/01/20	4,000,000	2,582,160
OR Portland
Series 2005,
5.000% 06/01/16	3,075,000	3,500,119
OR Salem-Keizer
School District No 24J,
Series 2009 A, 4.000% 06/15/15	3,850,000	4,181,832

	Par ($)	Value ($)
OR Salem
Series 2009:
5.000% 06/01/19	2,025,000	2,282,722
5.000% 06/01/20	880,000	983,338
5.000% 06/01/26	3,315,000	3,536,111
OR Tri-County Metropolitan Transportation District
Series 2003 A,
5.000% 09/01/15	1,000,000	1,089,310
Series 2005 A, Insured: FSA 5.000% 09/01/17	4,250,000	4,808,237
OR Tualatin Hills Park & Recreation District
Series 1998,
Insured: FGIC 5.750% 03/01/14	990,000	1,151,321
OR Washington & Clackamas Counties
School District No. 23J, Tigard:
Series 2000, (a) 06/15/18	2,700,000	1,947,834
Series 2005, Insured: NPFGC 5.000% 06/15/21	6,575,000	7,417,520
OR Washington Clackamas & Yamhill Counties
School District No. 88J,
Series 2007 B, Insured: NPFGC 4.500% 06/15/23	8,125,000	8,519,469
OR Washington Multnomah & Yamhill Counties
School District No. 1J:
Series 1998, 5.000% 11/01/13	1,100,000	1,239,392
Series 2006, Insured: NPFGC (a) 06/15/25	4,065,000	1,784,738
OR Yamhill County
School District No. 029J,
Series 2005, Insured: FGIC 5.500% 06/15/21	1,000,000	1,165,240
Local General Obligations Total		135,462,095

See Accompanying Notes to Financial Statements.

Columbia Oregon Intermediate Municipal Bond Fund

August 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
Special Non-Property Tax – 1.7%
OR Department of Transportation
Series 2007 A,
5.000% 11/15/16	6,305,000	7,287,823
Special Non-Property Tax Total		7,287,823
Special Property Tax – 4.6%
OR Hood River Urban Renewal Agency
Series 1996,
6.250% 12/15/11	535,000	514,617
OR Keizer
Series 2008,
5.200% 06/01/31	2,500,000	2,508,500
OR Lebanon Urban Renewal Agency
Series 2000:
5.750% 06/01/15	1,120,000	1,002,366
6.000% 06/01/20	1,580,000	1,358,737
OR Medford Urban Renewal
Series 1996,
5.875% 09/01/10	345,000	345,987
OR Portland Airport Way Urban Renewal & Redevelopment
Convention Center,
Series 2000 A, Insured: AMBAC: 5.750% 06/15/17	1,500,000	1,553,115
5.750% 06/15/18	2,050,000	2,120,130
OR Portland River District Urban Renewal & Redevelopment
Series 2003 A,
Insured: AMBAC: 5.000% 06/15/17	1,500,000	1,636,980
5.000% 06/15/18	3,070,000	3,132,352
5.000% 06/15/20	2,000,000	2,028,780
OR Redmond Urban Renewal Agency
Downtown Area B,
Series 1999: 5.650% 06/01/13	720,000	681,818
5.850% 06/01/19	785,000	688,076
OR Seaside Urban Renewal Agency
Greater Seaside Urban Renewal,
Series 2001, 5.250% 06/01/15	1,000,000	949,940

	Par ($)	Value ($)
OR Veneta Urban Renewal Agency
Series 2001:
5.375% 02/15/16	700,000	668,934
5.625% 02/15/21	1,100,000	1,004,806
Special Property Tax Total		20,195,138
State Appropriated – 5.3%
OR Department of Administrative Services
Certificates of Participation:
Series 1999 A, Insured: AMBAC: 5.000% 05/01/13	4,240,000	4,293,721
5.000% 05/01/14	1,000,000	1,012,670
Series 2002 B, Insured: NPFGC 5.250% 05/01/10	840,000	865,024
Series 2002 C, Insured: NPFGC: 5.250% 11/01/15	1,000,000	1,083,960
5.250% 11/01/17	5,000,000	5,402,150
Series 2002 E, Insured: FSA 5.000% 11/01/13	1,470,000	1,609,371
Series 2007 A, Insured FGIC: 5.000% 05/01/24	2,630,000	2,747,245
5.000% 05/01/25	2,780,000	2,889,226
5.000% 05/01/26	2,800,000	2,893,436
PR Commonwealth of Puerto Rico Public Finance Corp.
Series 2004 A,
LOC: Government Development Bank for Puerto Rico 5.750% 08/01/27 (02/01/12) (d)	750,000	770,130
State Appropriated Total		23,566,933
State General Obligations – 2.3%
OR Board of Higher Education
Deferred Interest,
Series 2001 A, (a) 08/01/17	1,050,000	801,286
Series 1996 A, (a) 08/01/14	490,000	433,023
Series 2001 A: 5.250% 08/01/14	255,000	273,092
5.250% 08/01/16	780,000	833,812
Series 2004 D, 5.000% 08/01/24	3,620,000	3,829,345

See Accompanying Notes to Financial Statements.

Columbia Oregon Intermediate Municipal Bond Fund

August 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
OR Elderly & Disabled Housing
Series 2001 B,
4.950% 08/01/20	985,000	993,688
OR State
Series 2002 A,
5.250% 10/15/15	1,735,000	1,917,695
OR Veterans Welfare
Series 2000 80A,
5.700% 10/01/32	1,270,000	1,282,967
State General Obligations Total		10,364,908
Tax-Backed Total		198,222,091
Transportation – 0.7%
Airports – 0.2%
OR Port of Portland International Airport
Series 1998 12B,
Insured: FGIC 5.250% 07/01/12	1,000,000	1,008,020
Airports Total		1,008,020
Ports – 0.5%
OR Port of Morrow
Series 2007:
4.875% 06/01/20	750,000	595,065
5.000% 06/01/25	1,000,000	740,010
OR Port of St. Helens
Series 1999:
5.600% 08/01/14	315,000	303,988
5.750% 08/01/19	425,000	392,020
Ports Total		2,031,083
Transportation Total		3,039,103
Utilities – 8.5%
Independent Power Producers – 0.8%
OR Western Generation Agency
Series 2006 A,
5.000% 01/01/21	3,000,000	2,508,780
Wauna Cogeneration, Series 2006 A, 5.000% 01/01/20	1,000,000	850,630
Independent Power Producers Total		3,359,410
Investor Owned – 1.9%
OR Port of St. Helens Pollution Control
Portland General Electric Co.:
Series 1985 A, 4.800% 04/01/10	5,195,000	5,163,674

	Par ($)	Value ($)
Series 1985 B, 4.800% 06/01/10	3,500,000	3,472,910
Investor Owned Total		8,636,584
Municipal Electric – 2.8%
OR Emerald Peoples Utility District
Series 1996,
Insured: FGIC: 7.350% 11/01/10	2,160,000	2,299,838
7.350% 11/01/11	2,000,000	2,226,520
7.350% 11/01/12	2,490,000	2,863,400
7.350% 11/01/13	2,675,000	3,162,519
Series 2003 A,
Insured: FSA 5.250% 11/01/20	605,000	649,395
OR Eugene Electric Utilities System
Series 2001 B,
Insured: FSA 5.250% 08/01/13	1,040,000	1,106,165
Municipal Electric Total		12,307,837
Water & Sewer – 3.0%
OR Myrtle Point Water
Series 2000,
6.000% 12/01/20	510,000	523,352
OR Portland Water Systems Revenue
Series 2004 B,
5.000% 10/01/13	730,000	831,134
Series 2006 B,
5.000% 10/01/16	5,330,000	6,154,445
OR Portland
Series 2008 A,
5.000% 06/15/17	1,500,000	1,722,315
OR Sheridan Water
Series 1998,
5.350% 04/01/18	300,000	285,321
Series 2000:
6.200% 05/01/15	625,000	626,700
6.450% 05/01/20	520,000	520,608
OR Washington County Housing Authority
Clean Water Services Sewer,
Series 2004 Lien, Insured: NPFGC 5.000% 10/01/13	2,310,000	2,573,178
Water & Sewer Total		13,237,053
Utilities Total		37,540,884
Total Municipal Bonds (cost of $406,553,836)		419,737,639

See Accompanying Notes to Financial Statements.

Columbia Oregon Intermediate Municipal Bond Fund

August 31, 2009

Investment Companies – 4.2%
	Shares	Value ($)
Columbia Tax-Exempt Reserves, Capital Class (7 day yield of 0.220%) (e)(f)	8,970,586	8,970,586
Dreyfus Tax-Exempt Cash Management Fund (7 day yield of 0.160%)	9,594,698	9,594,698
Total Investment Companies (cost of $18,565,284)		18,565,284
Total Investments – 98.8% (cost of $425,119,120) (g)		438,302,923
Other Assets & Liabilities, Net – 1.2%		5,452,419
Net Assets – 100.0%		443,755,342

Notes to Investment Portfolio:

(a)  Zero coupon bond.

(b)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws or in transactions exempt from registration. At August 31, 2009, the value of this security amounted to $2,903,464, which represents 0.7% of net assets.

Security	Acquisition Date	Acquisition Cost
OR Health, Housing, Educational & Cultural Facilities Authority, Goodwill Industries Lane County, Series 1998 A, 6.650% 11/15/22	06/17/98	$3,245,000

(c)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(d)  Parenthetical date represents the next reset date for the security.

(e)  Investments in affiliates during the year ended August 31, 2009:

Security name: Columbia Tax-Exempt Reserves, Capital Class (7 day yield of 0.220%).
Shares as of 08/31/08:	–
Shares purchased:	75,766,222
Shares sold:	(66,795,636)
Shares as of 08/31/09:	8,970,586
Net realized gain/loss:	$–
Dividend income earned:	$35,973
Value at end of period:	$8,970,586

(f)  Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC or one of its affiliates.

(g)  Cost for federal income tax purposes is $424,953,999.

The following table summarizes the inputs used, as of August 31, 2009 in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal Bonds
Education	$—	$24,087,968	$—	$24,087,968
Health Care	—	36,602,366	—	36,602,366
Housing	—	17,864,225	—	17,864,225
Other	—	92,672,141	—	92,672,141
Other Revenue	—	9,708,861	—	9,708,861
Tax-Backed	—	198,222,091	—	198,222,091
Transportation	—	3,039,103	—	3,039,103
Utilities	—	37,540,884	—	37,540,884
Total Municipal Bonds	—	419,737,639	—	419,737,639
Investment Companies	18,565,284	—	—	18,565,284
Total Investments	$18,565,284	$419,737,639	$—	$438,302,923

The Fund's assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements

At August 31, 2009, the composition of the Fund by revenue source is as follows:

Holdings By Revenue Source (Unaudited)	% of Net Assets
Tax-Backed	44.7
Other	20.9
Utilities	8.5
Health Care	8.2
Education	5.4
Housing	4.0
Other Revenue	2.2
Transportation	0.7
94.6
Investment Companies	4.2
Other Assets & Liabilities, Net	1.2
100.0

Acronym	Name
AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

FGIC	Financial Guaranty Insurance Co.

FHA	Federal Housing Administration

FSA	Financial Security Assurance, Inc.

IBC	Insured Bond Certificates

LOC	Letter of Credit

NPFGC	National Public Finance Guarantee Corp.

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Conservative High Yield Fund

August 31, 2009

Corporate Fixed-Income Bonds & Notes – 96.6%
	Par ($)(a)		Value ($)
Basic Materials – 12.3%
Chemicals – 1.6%
Agricultural Chemicals – 0.4%
Terra Capital, Inc.
7.000% 02/01/17		2,340,000	2,205,450
			2,205,450
Chemicals-Diversified – 1.2%
Huntsman International LLC
6.875% 11/15/13 (b)	EUR	1,205,000	1,416,540
7.875% 11/15/14		1,310,000	1,165,900
INVISTA
9.250% 05/01/12 (b)		4,805,000	4,714,906
			7,297,346
Chemicals Total			9,502,796
Forest Products & Paper – 3.3%
Paper & Related Products – 3.3%
Cascades, Inc.
7.250% 02/15/13		3,770,000	3,553,225
Clearwater Paper Corp.
10.625% 06/15/16 (b)		675,000	723,094
Domtar Corp.
7.125% 08/15/15		3,740,000	3,599,750
Georgia-Pacific Corp.
8.000% 01/15/24		6,505,000	6,049,650
PE Paper Escrow GmbH
12.000% 08/01/14 (b)		2,075,000	2,126,875
Westvaco Corp.
8.200% 01/15/30		3,490,000	3,429,382
			19,481,976
Forest Products & Paper Total			19,481,976
Iron/Steel – 2.1%
Steel-Producers – 2.1%
Russel Metals, Inc.
6.375% 03/01/14		3,340,000	2,939,200
Steel Dynamics, Inc.
8.250% 04/15/16 (b)		6,135,000	6,027,637
United States Steel Corp.
7.000% 02/01/18		3,165,000	3,019,980
			11,986,817
Iron/Steel Total			11,986,817
Metals & Mining – 5.3%
Diversified Minerals – 2.5%
FMG Finance Ltd.
10.625% 09/01/16 (b)		3,335,000	3,585,125

	Par ($)(a)	Value ($)
Teck Resources Ltd.
10.750% 05/15/19	9,975,000	11,359,031
		14,944,156
Metal-Diversified – 2.8%
Freeport-McMoRan Copper & Gold, Inc.
8.375% 04/01/17	15,645,000	16,309,913
		16,309,913
Metals & Mining Total		31,254,069
Basic Materials Total		72,225,658
Communications – 20.9%
Advertising – 0.4%
Advertising Agencies – 0.4%
Interpublic Group of Companies, Inc.
6.250% 11/15/14	960,000	885,600
10.000% 07/15/17 (b)	1,360,000	1,421,200
		2,306,800
Advertising Total		2,306,800
Media – 4.8%
Broadcast Services/Programs – 0.5%
Liberty Media LLC
8.250% 02/01/30	4,115,000	3,127,400
		3,127,400
Cable TV – 4.3%
Cablevision Systems Corp.
8.000% 04/15/12	1,125,000	1,150,313
CSC Holdings, Inc.
8.500% 06/15/15 (b)	3,200,000	3,232,000
8.625% 02/15/19 (b)	1,070,000	1,080,700
DirecTV Holdings LLC/DirecTV Financing Co., Inc.
6.375% 06/15/15	8,765,000	8,874,562
EchoStar DBS Corp.
6.625% 10/01/14	11,700,000	11,115,000
		25,452,575
Media Total		28,579,975
Telecommunication Services – 15.7%
Cellular Telecommunications – 6.3%
Cricket Communications, Inc.
7.750% 05/15/16 (b)	5,020,000	4,869,400
Digicel Ltd.
9.250% 09/01/12 (b)	3,490,000	3,481,275
MetroPCS Wireless, Inc.
9.250% 11/01/14	2,950,000	2,894,687

See Accompanying Notes to Financial Statements.

Columbia Conservative High Yield Fund

August 31, 2009

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)(a)		Value ($)
Nextel Communications, Inc.
7.375% 08/01/15		11,645,000	9,941,919
NII Capital Corp.
10.000% 08/15/16 (b)		1,790,000	1,772,100
Wind Acquisition Finance SA
10.750% 12/01/15 (b)		3,935,000	4,230,125
11.750% 07/15/17 (b)		6,900,000	7,486,500
11.750% 07/15/17 (b)	EUR	1,500,000	2,225,663
			36,901,669
Media – 0.8%
Quebecor Media, Inc.
7.750% 03/15/16		4,970,000	4,684,225
			4,684,225
Satellite Telecommunications – 1.6%
Inmarsat Finance PLC
7.625% 06/30/12		630,000	623,700
10.375% 11/15/12		4,145,000	4,300,438
Intelsat Corp.
9.250% 06/15/16		4,695,000	4,753,687
			9,677,825
Telecommunication Equipment – 0.6%
Lucent Technologies, Inc.
6.450% 03/15/29		4,960,000	3,372,800
			3,372,800
Telecommunication Services – 1.2%
Nordic Telephone Co. Holdings ApS
8.875% 05/01/16 (b)		1,555,000	1,578,325
SBA Telecommunications, Inc.
8.250% 08/15/19 (b)		3,510,000	3,527,550
Time Warner Telecom Holdings, Inc.
9.250% 02/15/14		1,805,000	1,836,587
			6,942,462
Telephone-Integrated – 4.6%
Citizens Communications Co.
7.875% 01/15/27		7,935,000	6,863,775
Qwest Communications International, Inc.
7.500% 02/15/14		3,035,000	2,928,775
Qwest Corp.
7.500% 10/01/14		5,155,000	5,109,894
7.500% 06/15/23		4,215,000	3,582,750
Windstream Corp.
8.625% 08/01/16		8,820,000	8,853,075
			27,338,269

	Par ($)(a)	Value ($)
Wireless Equipment – 0.6%
CC Holdings GS V LLC/Crown Castle GS III Corp.
7.750% 05/01/17 (b)	3,350,000	3,383,500
		3,383,500
Telecommunication Services Total		92,300,750
Communications Total		123,187,525
Consumer Cyclical – 10.7%
Apparel – 0.4%
Apparel Manufacturers – 0.4%
Levi Strauss & Co.
9.750% 01/15/15	2,395,000	2,448,887
		2,448,887
Apparel Total		2,448,887
Auto Parts & Equipment – 0.6%
Rubber-Tires – 0.6%
Goodyear Tire & Rubber Co.
9.000% 07/01/15	2,661,000	2,700,915
10.500% 05/15/16	895,000	955,412
		3,656,327
Auto Parts & Equipment Total		3,656,327
Entertainment – 1.6%
Casino Services – 0.1%
American Casino & Entertainment Properties LLC
11.000% 06/15/14 (b)	885,000	736,763
		736,763
Gambling (Non-Hotel) – 0.3%
Pinnacle Entertainment, Inc.
8.625% 08/01/17 (b)	1,920,000	1,891,200
		1,891,200
Music – 0.6%
WMG Acquisition Corp.
7.375% 04/15/14	4,075,000	3,677,687
		3,677,687
Racetracks – 0.6%
Penn National Gaming, Inc.
8.750% 08/15/19 (b)	3,215,000	3,190,887
		3,190,887
Entertainment Total		9,496,537

See Accompanying Notes to Financial Statements.

Columbia Conservative High Yield Fund

August 31, 2009

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)(a)	Value ($)
Home Builders – 1.8%
Building-Residential/Commercial – 1.8%
D.R. Horton, Inc.
5.625% 09/15/14	2,955,000	2,777,700
5.625% 01/15/16	2,250,000	2,013,750
KB Home
5.875% 01/15/15	5,110,000	4,624,550
Ryland Group, Inc.
8.400% 05/15/17	1,270,000	1,289,050
		10,705,050
Home Builders Total		10,705,050
Lodging – 3.5%
Casino Hotels – 1.2%
Boyd Gaming Corp.
7.125% 02/01/16	2,200,000	1,831,500
MGM Mirage
13.000% 11/15/13 (b)	1,850,000	2,062,750
Wynn Las Vegas LLC
6.625% 12/01/14	3,670,000	3,376,400
		7,270,650
Gambling (Non-Hotel) – 0.6%
Seminole Indian Tribe of Florida
7.804% 10/01/20 (b)	4,105,000	3,522,542
		3,522,542
Hotels & Motels – 1.7%
Host Hotels & Resorts LP
6.750% 06/01/16	5,505,000	5,119,650
Starwood Hotels & Resorts Worldwide, Inc.
6.750% 05/15/18	5,240,000	4,742,200
		9,861,850
Lodging Total		20,655,042
Retail – 2.3%
Retail-Apparel/Shoe – 0.9%
Limited Brands, Inc.
8.500% 06/15/19 (b)	3,990,000	4,041,994
Phillips-Van Heusen Corp.
8.125% 05/01/13	1,250,000	1,268,750
		5,310,744
Retail-Computer Equipment – 0.3%
GameStop Corp./GameStop, Inc.
8.000% 10/01/12	1,645,000	1,665,563
		1,665,563
Retail-Propane Distributors – 1.1%
AmeriGas Partners LP
7.125% 05/20/16	4,315,000	4,131,612

	Par ($)(a)	Value ($)
Inergy LP/Inergy Finance Corp.
8.250% 03/01/16	1,225,000	1,212,750
8.750% 03/01/15 (b)	1,085,000	1,095,850
		6,440,212
Retail Total		13,416,519
Textiles – 0.5%
Textile-Home Furnishings – 0.5%
Mohawk Industries, Inc.
6.625% 01/15/16	2,975,000	2,791,431
		2,791,431
Textiles Total		2,791,431
Consumer Cyclical Total		63,169,793
Consumer Non-Cyclical – 14.1%
Beverages – 0.9%
Beverages-Wine/Spirits – 0.9%
Constellation Brands, Inc.
8.125% 01/15/12	5,580,000	5,580,000
		5,580,000
Beverages Total		5,580,000
Biotechnology – 0.4%
Medical-Biomedical/Gene – 0.4%
Bio-Rad Laboratories, Inc.
7.500% 08/15/13	2,500,000	2,500,000
		2,500,000
Biotechnology Total		2,500,000
Commercial Services – 2.5%
Commercial Services – 0.8%
ARAMARK Corp.
8.500% 02/01/15	1,185,000	1,149,450
Iron Mountain, Inc.
8.000% 06/15/20	2,910,000	2,811,788
8.375% 08/15/21	835,000	829,781
		4,791,019
Funeral Services & Related Items – 0.2%
Service Corp. International
6.750% 04/01/16	800,000	752,000
7.000% 06/15/17	695,000	649,825
		1,401,825
Private Corrections – 1.1%
Corrections Corp. of America
6.250% 03/15/13	280,000	273,700
7.750% 06/01/17	4,000,000	3,950,000

See Accompanying Notes to Financial Statements.

Columbia Conservative High Yield Fund

August 31, 2009

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)(a)	Value ($)
GEO Group, Inc.
8.250% 07/15/13	2,042,000	2,031,790
		6,255,490
Rental Auto/Equipment – 0.4%
RSC Equipment Rental, Inc.
10.000% 07/15/17 (b)	2,285,000	2,387,825
		2,387,825
Commercial Services Total		14,836,159
Food – 3.2%
Food-Meat Products – 1.9%
JBS USA LLC/JBS USA Finance, Inc.
11.625% 05/01/14 (b)	3,165,000	3,323,250
Smithfield Foods, Inc.
10.000% 07/15/14 (b)	3,525,000	3,595,500
Tyson Foods, Inc.
10.500% 03/01/14	4,000,000	4,460,000
		11,378,750
Food-Miscellaneous/Diversified – 0.6%
Del Monte Corp.
6.750% 02/15/15	3,315,000	3,215,550
		3,215,550
Retail-Hypermarkets – 0.7%
New Albertsons, Inc.
8.000% 05/01/31	4,955,000	4,298,463
		4,298,463
Food Total		18,892,763
Healthcare Products – 0.5%
Medical Products – 0.5%
Biomet, Inc.
PIK, 10.375% 10/15/17	2,630,000	2,741,775
		2,741,775
Healthcare Products Total		2,741,775
Healthcare Services – 4.5%
Medical-HMO – 0.6%
Coventry Health Care, Inc.
5.875% 01/15/12	955,000	954,671
Health Net, Inc.
6.375% 06/01/17	2,895,000	2,504,175
		3,458,846
Medical-Hospitals – 3.3%
Community Health Systems, Inc.
8.875% 07/15/15	2,240,000	2,248,400

	Par ($)(a)	Value ($)
HCA, Inc.
9.250% 11/15/16	3,850,000	3,898,125
PIK, 9.625% 11/15/16	13,022,000	13,152,220
		19,298,745
Physician Practice Management – 0.6%
U.S. Oncology, Inc.
9.125% 08/15/17 (b)	3,455,000	3,593,200
		3,593,200
Healthcare Services Total		26,350,791
Household Products/Wares – 0.3%
Consumer Products-Miscellaneous – 0.3%
American Greetings Corp.
7.375% 06/01/16	1,820,000	1,556,100
		1,556,100
Household Products/Wares Total		1,556,100
Pharmaceuticals – 1.8%
Medical-Drugs – 1.1%
Elan Finance PLC
4.440% 11/15/11 (11/15/09) (c)(d)	885,000	831,900
8.875% 12/01/13	1,560,000	1,505,400
Valeant Pharmaceuticals International
8.375% 06/15/16 (b)	1,890,000	1,918,350
Warner Chilcott Corp.
8.750% 02/01/15	2,025,000	2,014,875
		6,270,525
Pharmacy Services – 0.7%
Omnicare, Inc.
6.750% 12/15/13	4,380,000	4,139,100
		4,139,100
Pharmaceuticals Total		10,409,625
Consumer Non-Cyclical Total		82,867,213
Diversified – 0.6%
Diversified Holding Companies – 0.6%
Diversified Operations – 0.6%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
7.125% 02/15/13	3,630,000	3,448,500
		3,448,500
Diversified Holding Companies Total		3,448,500
Diversified Total		3,448,500

See Accompanying Notes to Financial Statements.

Columbia Conservative High Yield Fund

August 31, 2009

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)(a)	Value ($)
Energy – 12.6%
Coal – 2.0%
Coal – 2.0%
Arch Western Finance LLC
6.750% 07/01/13	6,310,000	6,026,050
Massey Energy Co.
6.875% 12/15/13	6,170,000	5,799,800
		11,825,850
Coal Total		11,825,850
Oil & Gas – 8.8%
Oil Companies-Exploration & Production – 7.7%
Chesapeake Energy Corp.
6.375% 06/15/15	11,700,000	10,661,625
9.500% 02/15/15	595,000	606,900
Cimarex Energy Co.
7.125% 05/01/17	3,890,000	3,598,250
Connacher Oil & Gas Ltd.
11.750% 07/15/14 (b)	2,860,000	2,902,900
Forest Oil Corp.
8.500% 02/15/14 (b)	6,625,000	6,658,125
KCS Energy, Inc.
7.125% 04/01/12	2,455,000	2,418,175
Newfield Exploration Co.
6.625% 09/01/14	6,095,000	5,881,675
6.625% 04/15/16	995,000	950,225
OPTI Canada, Inc.
8.250% 12/15/14	3,255,000	2,115,750
Penn Virginia Corp.
10.375% 06/15/16	2,100,000	2,210,250
PetroHawk Energy Corp.
7.875% 06/01/15	1,150,000	1,115,500
Quicksilver Resources, Inc.
7.125% 04/01/16	2,765,000	2,294,950
Range Resources Corp.
7.500% 05/15/16	1,765,000	1,747,350
Southwestern Energy Co.
7.500% 02/01/18 (b)	2,310,000	2,324,437
		45,486,112
Oil Refining & Marketing – 1.1%
Frontier Oil Corp.
8.500% 09/15/16	1,550,000	1,573,250
Tesoro Corp.
6.625% 11/01/15	5,200,000	4,654,000
		6,227,250
Oil & Gas Total		51,713,362

	Par ($)(a)	Value ($)
Pipelines – 1.8%
Pipelines – 1.8%
El Paso Corp.
6.875% 06/15/14	750,000	731,623
7.250% 06/01/18	2,020,000	1,913,403
Kinder Morgan Finance Co. ULC
5.700% 01/05/16	5,030,000	4,602,450
MarkWest Energy Partners LP
6.875% 11/01/14	2,490,000	2,278,350
8.500% 07/15/16	360,000	340,200
Williams Companies, Inc.
7.875% 09/01/21	925,000	1,001,621
		10,867,647
Pipelines Total		10,867,647
Energy Total		74,406,859
Financials – 4.2%
Banks – 0.2%
Diversified Banking Institutional – 0.2%
Goldman Sachs Capital II
5.793% 12/29/49 (c)	1,790,000	1,288,800
		1,288,800
Banks Total		1,288,800
Diversified Financial Services – 2.8%
Finance-Auto Loans – 0.3%
GMAC, Inc.
8.000% 11/01/31 (b)	2,305,000	1,780,613
		1,780,613
Finance-Consumer Loans – 0.3%
Sears Roebuck Acceptance Corp.
7.000% 02/01/11	1,530,000	1,514,700
		1,514,700
Finance-Credit Card – 0.5%
Discover Financial Services
10.250% 07/15/19	2,895,000	3,170,755
		3,170,755
Finance-Investment Banker/Broker – 0.9%
Lazard Group LLC
7.125% 05/15/15	5,170,000	5,193,456
		5,193,456
Finance-Leasing Company – 0.5%
International Lease Finance Corp.
5.625% 09/15/10	3,200,000	3,005,117
		3,005,117

See Accompanying Notes to Financial Statements.

Columbia Conservative High Yield Fund

August 31, 2009

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)(a)	Value ($)
Special Purpose Entity – 0.3%
Reliance Intermediate Holdings LP
9.500% 12/15/19 (b)	1,965,000	1,920,787
		1,920,787
Diversified Financial Services Total		16,585,428
Insurance – 0.9%
Life/Health Insurance – 0.2%
Provident Companies, Inc.
7.000% 07/15/18	1,435,000	1,269,907
		1,269,907
Multi-Line Insurance – 0.2%
ING Groep NV
5.775% 12/29/49 (c)	2,140,000	1,187,700
		1,187,700
Property/Casualty Insurance – 0.5%
Crum & Forster Holdings Corp.
7.750% 05/01/17	2,935,000	2,656,175
		2,656,175
Insurance Total		5,113,782
Real Estate Investment Trusts (REITs) – 0.3%
REITS-Health Care – 0.3%
Senior Housing Properties Trust
8.625% 01/15/12	1,650,000	1,650,000
		1,650,000
Real Estate Investment Trusts (REITs) Total		1,650,000
Financials Total		24,638,010
Industrials – 12.5%
Aerospace & Defense – 1.9%
Aerospace/Defense-Equipment – 0.7%
BE Aerospace, Inc.
8.500% 07/01/18	4,040,000	3,979,400
		3,979,400
Electronics-Military – 1.2%
L-3 Communications Corp.
5.875% 01/15/15	3,840,000	3,590,400
6.375% 10/15/15	3,845,000	3,623,912
		7,214,312
Aerospace & Defense Total		11,193,712

	Par ($)(a)	Value ($)
Building Materials – 1.0%
Building & Construction Products-Miscellaneous – 0.6%
Owens Corning
6.500% 12/01/16	3,785,000	3,588,275
		3,588,275
Building Products-Cement/Aggregation – 0.4%
Texas Industries, Inc.
7.250% 07/15/13	2,040,000	1,907,400
7.250% 07/15/13	470,000	439,450
		2,346,850
Building Materials Total		5,935,125
Electrical Components & Equipment – 0.7%
Wire & Cable Products – 0.7%
Belden, Inc.
7.000% 03/15/17	2,360,000	2,159,400
General Cable Corp.
7.125% 04/01/17	2,075,000	1,986,812
		4,146,212
Electrical Components & Equipment Total		4,146,212
Electronics – 0.2%
Electronic Components-Miscellaneous – 0.2%
Flextronics International Ltd.
6.250% 11/15/14	1,326,000	1,219,920
		1,219,920
Electronics Total		1,219,920
Environmental Control – 0.5%
Hazardous Waste Disposal – 0.5%
Clean Harbors, Inc.
7.625% 08/15/16 (b)	2,945,000	2,952,363
		2,952,363
Environmental Control Total		2,952,363
Machinery-Construction & Mining – 0.5%
Machinery-Construction & Mining – 0.5%
Terex Corp.
8.000% 11/15/17	3,685,000	3,123,038
		3,123,038
Machinery-Construction & Mining Total		3,123,038
Machinery-Diversified – 0.7%
Machinery-General Industry – 0.7%
CPM Holdings, Inc.
10.625% 09/01/14 (b)	1,425,000	1,439,250

See Accompanying Notes to Financial Statements.

Columbia Conservative High Yield Fund

August 31, 2009

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)(a)	Value ($)
Manitowoc Co., Inc.
7.125% 11/01/13	3,445,000	2,687,100
		4,126,350
Machinery-Diversified Total		4,126,350
Miscellaneous Manufacturing – 2.2%
Diversified Manufacturing Operators – 1.8%
Bombardier, Inc.
6.300% 05/01/14 (b)	6,915,000	6,396,375
Koppers Holdings, Inc.
11/15/14 (e) (9.875% 11/15/09)	1,785,000	1,695,750
Trinity Industries, Inc.
6.500% 03/15/14	2,530,000	2,466,750
		10,558,875
Miscellaneous Manufacturing – 0.4%
American Railcar Industries, Inc.
7.500% 03/01/14	2,455,000	2,277,012
		2,277,012
Miscellaneous Manufacturing Total		12,835,887
Packaging & Containers – 2.2%
Containers-Metal/Glass – 1.4%
Crown Americas LLC & Crown Americas Capital Corp.
7.750% 11/15/15	2,940,000	2,910,600
Crown Americas LLC & Crown Americas Capital Corp. II
7.625% 05/15/17 (b)	1,435,000	1,424,237
Owens-Brockway Glass Container, Inc.
8.250% 05/15/13	3,860,000	3,898,600
		8,233,437
Containers-Paper/Plastic – 0.8%
Solo Cup Co.
10.500% 11/01/13 (b)	2,740,000	2,877,000
Temple-Inland, Inc.
6.625% 01/15/16	1,850,000	1,824,119
		4,701,119
Packaging & Containers Total		12,934,556
Transportation – 2.6%
Transportation-Marine – 1.2%
Navios Maritime Holdings, Inc.
9.500% 12/15/14	2,545,000	2,226,875
Ship Finance International Ltd.
8.500% 12/15/13	460,000	425,500
Stena AB
7.500% 11/01/13	2,540,000	2,286,000

	Par ($)(a)	Value ($)
Teekay Corp.
8.875% 07/15/11	1,836,000	1,826,820
		6,765,195
Transportation-Railroad – 0.8%
Kansas City Southern de Mexico SA de CV
7.375% 06/01/14	3,000,000	2,655,000
RailAmerica, Inc.
9.250% 07/01/17 (b)	2,155,000	2,227,731
		4,882,731
Transportation-Services – 0.6%
Bristow Group, Inc.
7.500% 09/15/17	3,720,000	3,515,400
		3,515,400
Transportation Total		15,163,326
Industrials Total		73,630,489
Technology – 0.3%
Computers – 0.3%
Computers-Memory Devices – 0.3%
Seagate Technology International
10.000% 05/01/14 (b)	1,765,000	1,892,963
		1,892,963
Computers Total		1,892,963
Technology Total		1,892,963
Utilities – 8.4%
Electric – 7.7%
Electric-Generation – 2.7%
AES Corp.
7.750% 03/01/14	3,805,000	3,705,119
8.000% 10/15/17	5,450,000	5,218,375
Edison Mission Energy
7.000% 05/15/17	800,000	611,000
Intergen NV
9.000% 06/30/17 (b)	6,255,000	6,145,537
		15,680,031
Electric-Integrated – 2.3%
Calpine Construction Finance Co. LP & CCFC Finance Corp.
8.000% 06/01/16 (b)	3,205,000	3,188,975
CMS Energy Corp.
6.875% 12/15/15	2,855,000	2,795,685
Ipalco Enterprises, Inc.
7.250% 04/01/16 (b)	2,315,000	2,245,550

See Accompanying Notes to Financial Statements.

Columbia Conservative High Yield Fund

August 31, 2009

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)(a)	Value ($)
TXU Energy Co. LLC (Term Loan)
3.776% 10/10/14 (09/09/09) (d)(f)	2,925,000	2,223,000
3.785% 10/10/14 (09/01/09) (d)(f)	52,500	39,900
PIK, 3.776% 10/10/14 (09/09/09) (d)(f)	3,900,000	2,964,000
		13,457,110
Independent Power Producer – 2.7%
Dynegy Holdings, Inc.
7.125% 05/15/18	1,810,000	1,203,650
Mirant North America LLC
7.375% 12/31/13	4,425,000	4,248,000
NRG Energy, Inc.
7.375% 02/01/16	7,595,000	7,262,719
NSG Holdings LLC/NSG Holdings, Inc.
7.750% 12/15/25 (b)	3,975,000	3,319,125
		16,033,494
Electric Total		45,170,635
Gas – 0.7%
Gas-Distribution – 0.7%
Centerpoint Energy, Inc.
5.950% 02/01/17	3,185,000	3,046,831
6.500% 05/01/18	1,040,000	1,022,967
		4,069,798
Gas Total		4,069,798
Utilities Total		49,240,433
Total Corporate Fixed-Income Bonds & Notes (cost of $561,705,388)		568,707,443
Short-Term Obligation – 2.3%
Repurchase agreement with Fixed Income Clearing Corp., dated 08/31/09, due 09/01/09 at 0.140%, collateralized by a U.S. Government Agency obligation maturing 02/25/11, market value $13,994,175 (repurchase proceeds $13,715,053)	13,715,000	13,715,000
Total Short-Term Obligation (cost of $13,715,000)		13,715,000
Total Investments – 98.9% (cost of $575,420,388) (g)		582,422,443
Other Assets & Liabilities, Net – 1.1%		6,590,113
Net Assets – 100.0%		589,012,556

Notes to Investment Portfolio:

(a)  Principal amount is stated in United States dollars unless otherwise noted.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2009, these securities, which are not illiquid, except for the following, amounted to $137,938,594, which represents 23.4% of net assets.

Security	Acquisition Dates	Par	Cost	Value
Seminole Indian Tribe of Florida 7.804% 10/01/20	09/26/07- 10/04/07	$4,105,000	$4,167,863	$3,522,542

(c)  The interest rate shown on floating rate or variable rate securities reflects the rate at August 31, 2009.

(d)  Parenthetical date represents the next reset date for the security.

(e)  Step bond. This security is currently not paying coupon. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing at this rate.

(f)  Loan participation agreement.

(g)  Cost for federal income tax purposes is $577,244,245.

Significant observable inputs (level 2 measurements), including quoted prices for similar securities, interest rates, prepayment speeds and others, were used in determining value for all securities in the Fund's portfolio as of August 31, 2009.

For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At August 31, 2009, the asset allocation of the fund is as follows:

Assets Allocation (Unaudited)	% of Net Assets
Communications	20.9
Consumer Non-Cyclical	14.1
Energy	12.6
Industrials	12.5
Basic Materials	12.3
Consumer Cyclical	10.7
Utilities	8.4
Financials	4.2
Diversified	0.6
Technology	0.3
96.6
Short-Term Obligation	2.3
Other Assets & Liabilities, Net	1.1
100.0

Forward foreign currency exchange contracts outstanding on August 31, 2009:

Risk Exposure Type – Foreign Exchange Rate Risk

Forward Foreign Currency Exchange Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Depreciation
EUR	$1,419,286	$1,407,097	09/16/09	$(12,189)
EUR	2,143,268	2,116,202	09/17/09	(27,066)
				$(39,255)

Acronym	Name
EUR	Euro

PIK	Payment-In-Kind

See Accompanying Notes to Financial Statements.

Statements of Assets and Liabilities – Columbia Funds
August 31, 2009

	($)	($)	($)	($)
	Columbia International Stock Fund	Columbia Mid Cap Growth Fund	Columbia Small Cap Growth Fund I	Columbia Technology Fund
Assets
Unaffiliated investments, at identified cost	532,378,053	879,612,565	507,396,720	221,571,349
Affiliated investments, at identified cost	—	—	—	—
Total investments, at identified cost	532,378,053	879,612,565	507,396,720	221,571,349
Unaffiliated investments, at value	569,748,290	1,051,634,209	596,253,169	267,753,139
Affiliated investments, at value	—	—	—	—
Total investments, at value	569,748,290	1,051,634,209	596,253,169	267,753,139
Cash	853	35	718	—
Foreign currency (cost of $220,465, $—, $—, $—, $—, $— and $—, respectively)	220,452	—	—	—
Unrealized appreciation on forward foreign currency exchange contracts	2,677,427	—	—	—
Receivable for:
Investments sold	2,962,310	8,328,994	9,591,891	9,865,307
Fund shares sold	119,557	816,613	1,169,449	376,311
Dividends	1,324,437	1,207,153	101,698	283,900
Interest	17	16	85	—
Futures variation margin	—	—	—	—
Foreign tax reclaims	1,378,120	—	—	—
Expense reimbursement due from investment advisor	—	—	49,880	—
Trustees' deferred compensation plan	87,357	56,053	19,062	15,670
Prepaid expenses	7,843	12,691	4,058	3,513
Total Assets	578,526,663	1,062,055,764	607,190,010	278,297,840
Liabilities
Payable to custodian bank	—	—	—	164,359
Written options, at value (premium of $75,067, $—, $—, $—, $—, $— and $—, respectively)	41,310	—	—	—
Unrealized depreciation on forward foreign currency exchange contracts	1,171,957	—	—	—
Expense reimbursement due to investment advisor	24,234	—	—	—
Payable for:
Investments purchased	5,704,735	7,830,529	14,917,773	9,471,436
Investments purchased on a delayed delivery basis	—	—	—	—
Fund shares repurchased	748,188	1,290,334	739,772	614,779
Distributions	—	—	—	—
Investment advisory fee	416,654	700,973	424,189	196,970
Pricing and bookkeeping fees	13,838	13,412	10,572	7,470
Transfer agent fee	97,399	158,115	125,326	102,850
Trustees' fees	155	30,545	43	1,812
Audit fee	44,250	43,575	39,575	27,273
Custody fee	41,000	5,654	4,571	1,889
Distribution and service fees	47,256	32,844	22,240	43,062
Chief compliance officer expenses	123	148	120	106
Interest payable	100	—	—	—
Trustees' deferred compensation plan	87,357	56,053	19,062	15,670
Other liabilities	73,229	76,427	53,474	25,036
Total Liabilities	8,511,785	10,238,609	16,356,717	10,672,712
Net Assets	570,014,878	1,051,817,155	590,833,293	267,625,128
Net Assets Consist of
Paid-in capital	800,036,177	1,211,632,062	633,336,868	388,229,762
Undistributed (overdistributed) net investment income	8,468,703	347,574	—	—
Accumulated net investment loss	—	—	(251,701)	(22,060)
Accumulated net realized loss	(277,443,183)	(332,184,125)	(131,108,323)	(166,764,364)
Net unrealized appreciation (depreciation) on:
Investments	37,370,237	172,021,644	88,856,449	46,181,790
Foreign currency translations	1,549,187	—	—	—
Futures contracts	—	—	—	—
Written options	33,757	—	—	—
Net Assets	570,014,878	1,051,817,155	590,833,293	267,625,128

See Accompanying Notes to Financial Statements.

	($)	($)	($)
	Columbia Balanced Fund	Columbia Oregon Intermediate Municipal Bond Fund	Columbia Conservative High Yield Fund
Assets
Unaffiliated investments, at identified cost	213,087,559	416,148,534	575,420,388
Affiliated investments, at identified cost	249,781	8,970,586	—
Total investments, at identified cost	213,337,340	425,119,120	575,420,388
Unaffiliated investments, at value	234,385,278	429,332,337	582,422,443
Affiliated investments, at value	260,505	8,970,586	—
Total investments, at value	234,645,783	438,302,923	582,422,443
Cash	905	689	68
Foreign currency (cost of $220,465, $—, $—, $—, $—, $— and $—, respectively)	—	—	—
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—
Receivable for:
Investments sold	1,271,635	871,445	7,075,766
Fund shares sold	2,147,363	682,725	645,651
Dividends	217,885	—	—
Interest	632,054	4,907,170	11,346,822
Futures variation margin	6,000	—	—
Foreign tax reclaims	1,021	—	—
Expense reimbursement due from investment advisor	—	65,913	—
Trustees' deferred compensation plan	19,176	23,810	50,342
Prepaid expenses	1,981	4,090	5,494
Total Assets	238,943,803	444,858,765	601,546,586
Liabilities
Payable to custodian bank	—	—	—
Written options, at value (premium of $75,067, $—, $—, $—, $—, $— and $—, respectively)	—	—	—
Unrealized depreciation on forward foreign currency exchange contracts	—	—	39,255
Expense reimbursement due to investment advisor	—	—	—
Payable for:
Investments purchased	2,973,405	—	8,642,051
Investments purchased on a delayed delivery basis	5,283,827	—	—
Fund shares repurchased	528,115	377,618	1,454,334
Distributions	—	374,563	1,789,789
Investment advisory fee	92,387	186,681	304,641
Pricing and bookkeeping fees	9,225	16,116	12,616
Transfer agent fee	39,542	54,729	93,033
Trustees' fees	1,383	183	7
Audit fee	43,603	41,700	42,550
Custody fee	2,557	2,999	2,967
Distribution and service fees	18,276	9,771	70,899
Chief compliance officer expenses	128	127	123
Interest payable	—	—	—
Trustees' deferred compensation plan	19,176	23,810	50,342
Other liabilities	12,894	15,126	31,423
Total Liabilities	9,024,518	1,103,423	12,534,030
Net Assets	229,919,285	443,755,342	589,012,556
Net Assets Consist of
Paid-in capital	226,640,196	430,347,115	731,484,965
Undistributed (overdistributed) net investment income	713,516	458,365	—
Accumulated net investment loss	—	—	(519,212)
Accumulated net realized loss	(18,751,550)	(233,941)	(148,916,917)
Net unrealized appreciation (depreciation) on:
Investments	21,308,443	13,183,803	7,002,055
Foreign currency translations	—	—	(38,335)
Futures contracts	8,680	—	—
Written options	—	—	—
Net Assets	229,919,285	443,755,342	589,012,556

See Accompanying Notes to Financial Statements.

Statements of Assets and Liabilities (continued) – Columbia Funds
August 31, 2009

	Columbia International Stock Fund	Columbia Mid Cap Growth Fund	Columbia Small Cap Growth Fund I	Columbia Technology Fund
Class A
Net assets	$150,742,750	$53,880,907	$54,383,719	$81,320,856
Shares outstanding	13,517,658	3,064,199	2,611,776	10,732,786
Net asset value per share (a)(b)	$11.15	$17.58	$20.82	$7.58
Maximum sales charge	5.75%	5.75%	5.75%	5.75%
Maximum offering price per share (c)	$11.83	$18.65	$22.09	$8.04
Class B
Net assets	$6,391,760	$8,322,472	$2,619,905	$6,562,206
Shares outstanding	596,034	501,779	128,749	903,725
Net asset value and offering price per share (a)(b)	$10.72	$16.59	$20.35	$7.26
Class C
Net assets	$12,614,943	$9,105,936	$10,092,996	$24,409,660
Shares outstanding	1,169,879	547,500	496,091	3,355,376
Net asset value and offering price per share (a)(b)	$10.78	$16.63	$20.35	$7.27
Class R
Net assets	—	$3,875,856	—	—
Shares outstanding	—	222,492	—	—
Net asset value and offering price per share	—	$17.42	—	—
Class T
Net assets	—	$18,846,973	—	—
Shares outstanding	—	1,071,815	—	—
Net asset value per share (a)	—	$17.58	—	—
Maximum sales charge	—	5.75%	—	—
Maximum offering price per share (c)	—	$18.65	—	—
Class Y (d)
Net assets	$30,817,905	$3,066,853	$14,222,339	—
Shares outstanding	2,727,686	170,582	677,177	—
Net asset value and offering price per share (b)	$11.30	$17.98	$21.00	—
Class Z
Net assets	$369,447,520	$954,718,158	$509,514,334	$155,332,406
Shares outstanding	32,708,634	53,095,652	24,261,343	20,184,227
Net asset value and offering price per share (b)	$11.30	$17.98	$21.00	$7.70

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  Redemption price per share is equal to net asset value less any applicable redemption fees.

(c)  On sales of $50,000 or more the offering price is reduced.

(d)  Class Y shares commenced operations on July 15, 2009.

See Accompanying Notes to Financial Statements.

	Columbia Balanced Fund	Columbia Oregon Intermediate Municipal Bond Fund	Columbia Conservative High Yield Fund
Class A
Net assets	$19,151,790	$15,507,304	$77,819,705
Shares outstanding	852,828	1,274,324	10,966,737
Net asset value per share (a)(b)	$22.46	$12.17	$7.10
Maximum sales charge	5.75%	3.25%	4.75%
Maximum offering price per share (c)	$23.83	$12.58	$7.45
Class B
Net assets	$6,934,001	$641,057	$29,524,787
Shares outstanding	309,384	52,678	4,160,779
Net asset value and offering price per share (a)(b)	$22.41	$12.17	$7.10
Class C
Net assets	$11,014,355	$11,331,518	$29,379,525
Shares outstanding	491,311	931,160	4,140,344
Net asset value and offering price per share (a)(b)	$22.42	$12.17	$7.10
Class R
Net assets	—	—	—
Shares outstanding	—	—	—
Net asset value and offering price per share	—	—	—
Class T
Net assets	—	—	—
Shares outstanding	—	—	—
Net asset value per share (a)	—	—	—
Maximum sales charge	—	—	—
Maximum offering price per share (c)	—	—	—
Class Y (d)
Net assets	—	—	$18,373,074
Shares outstanding	—	—	2,589,232
Net asset value and offering price per share (b)	—	—	$7.10
Class Z
Net assets	$192,819,139	$416,275,463	$433,915,465
Shares outstanding	8,594,973	34,207,137	61,149,669
Net asset value and offering price per share (b)	$22.43	$12.17	$7.10

See Accompanying Notes to Financial Statements.

Statements of Operations – Columbia Funds
For the Year Ended August 31, 2009

	($)	($)	($)	($)
	Columbia International Stock Fund(a)	Columbia Mid Cap Growth Fund(a)	Columbia Small Cap Growth Fund I(a)	Columbia Technology Fund
Investment Income
Dividends	20,781,414	9,664,125	1,270,825	1,598,107
Dividends from affiliates	—	—	—	—
Interest	9,381	69,916	57,205	47,785
Interest from affiliates	—	—	—	—
Foreign taxes withheld	(1,877,803)	(67,249)	(4,788)	(66,537)
Total Investment Income	18,912,992	9,666,792	1,323,242	1,579,355
Expenses
Investment advisory fee	4,361,396	7,193,675	3,216,309	2,084,965
Distribution fee:
Class B	50,417	66,028	16,228	46,683
Class C	86,383	61,884	57,126	177,969
Class R	—	9,280	—	—
Service fee:
Class A	334,086	113,283	99,304	195,193
Class B	16,802	22,009	5,409	15,601
Class C	28,794	20,628	19,042	59,410
Shareholder services fee—Class T	—	50,991	—	—
Pricing and bookkeeping fees	122,775	145,117	97,227	77,395
Transfer agent fee:
Class A, Class B, Class C, Class Z	912,210	—	533,538	583,249
Class A, Class B, Class C, Class R, Class T, Class Z	—	1,272,967	—	—
Class Y	6	6	5	—
Trustees' fees	42,140	41,475	25,947	23,133
Custody fee	241,805	37,017	28,183	12,477
Chief compliance officer expenses	748	902	705	586
Other expenses	434,086	512,595	338,029	273,718
Expenses before interest expense	6,631,648	9,547,857	4,437,052	3,550,379
Interest expense	3,282	—	—	—
Total Expenses	6,634,930	9,547,857	4,437,052	3,550,379
Fees waived by transfer agent	(211,614)	—	—	—
Fees waived or expenses reimbursed by investment advisor	(83,891)	—	(109,017)	(169,244)
Fees waived by distributor—Class C	—	—	—	—
Expense reductions	— *	(160)	(1,139)	(348)
Net Expenses	6,339,425	9,547,697	4,326,896	3,380,787
Net Investment Income (Loss)	12,573,567	119,095	(3,003,654)	(1,801,432)

(a)  Class Y shares commenced operation on July 15, 2009.

*  Rounds to less than $1.00.

See Accompanying Notes to Financial Statements.

	($)	($)	($)
	Columbia Balanced Fund	Columbia Oregon Intermediate Municipal Bond Fund	Columbia Conservative High Yield Fund(a)
Investment Income
Dividends	2,188,239	53,294	—
Dividends from affiliates	—	35,973	—
Interest	3,840,522	18,370,698	42,754,605
Interest from affiliates	15,125	—	—
Foreign taxes withheld	(3,254)	—	—
Total Investment Income	6,040,632	18,459,965	42,754,605
Expenses
Investment advisory fee	884,961	2,043,052	2,918,130
Distribution fee:
Class B	46,858	4,457	220,870
Class C	45,017	67,266	164,122
Class R	—	—	—
Service fee:
Class A	28,651	30,442	154,799
Class B	15,620	1,486	73,623
Class C	15,006	22,422	54,631
Shareholder services fee—Class T	—	—	—
Pricing and bookkeeping fees	80,304	128,479	122,442
Transfer agent fee:
Class A, Class B, Class C, Class Z	227,539	193,107	691,922
Class A, Class B, Class C, Class R, Class T, Class Z	—	—	—
Class Y	—	—	—
Trustees' fees	17,859	29,089	21,243
Custody fee	18,778	16,457	17,188
Chief compliance officer expenses	638	731	731
Other expenses	177,638	197,928	210,430
Expenses before interest expense	1,558,869	2,734,916	4,650,131
Interest expense	—	—	41
Total Expenses	1,558,869	2,734,916	4,650,172
Fees waived by transfer agent	—	—	—
Fees waived or expenses reimbursed by investment advisor	—	(564,350)	—
Fees waived by distributor—Class C	—	(31,391)	(32,778)
Expense reductions	(7)	(2,264)	(134)
Net Expenses	1,558,862	2,136,911	4,617,260
Net Investment Income (Loss)	4,481,770	16,323,054	38,137,345

See Accompanying Notes to Financial Statements.

Statements of Operations (continued) – Columbia Funds
For the Year Ended August 31, 2009

	($)	($)	($)	($)
	Columbia International Stock Fund	Columbia Mid Cap Growth Fund	Columbia Small Cap Growth Fund I	Columbia Technology Fund
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Futures Contracts, Written Options and Credit Default Swap Contracts
Net realized gain (loss) on:
Investments	(238,374,677)	(323,366,092)	(118,706,282)	(120,369,300)
Foreign currency transactions and forward foreign currency exchange contracts	(14,362,028)	(3,571)	—	606
Futures contracts	312,044	—	—	—
Written options	721,003	250,550	—	—
Credit default swap contracts	—	—	—	—
Net realized gain (loss)	(251,703,658)	(323,119,113)	(118,706,282)	(120,368,694)
Net change in unrealized appreciation (depreciation) on:
Investments	40,238,614	(2,756,022)	43,575,198	24,800,916
Foreign currency translations and forward foreign currency exchange contracts	6,546,806	459	—	230
Futures contracts	—	—	—	—
Written options	(103,334)	(20,300)	—	—
Net change in unrealized appreciation (depreciation)	46,682,086	(2,775,863)	43,575,198	24,801,146
Net Gain (Loss)	(205,021,572)	(325,894,976)	(75,131,084)	(95,567,548)
Net Increase (Decrease) Resulting from Operations	(192,448,005)	(325,775,881)	(78,134,738)	(97,368,980)

See Accompanying Notes to Financial Statements.

	($)	($)	($)
	Columbia Balanced Fund	Columbia Oregon Intermediate Municipal Bond Fund	Columbia Conservative High Yield Fund
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Futures Contracts, Written Options and Credit Default Swap Contracts
Net realized gain (loss) on:
Investments	(17,486,926)	(245,683)	(75,944,512)
Foreign currency transactions and forward foreign currency exchange contracts	(187)	—	99,978
Futures contracts	(176,021)	176,711	—
Written options	—	—	—
Credit default swap contracts	—	—	(177,056)
Net realized gain (loss)	(17,663,134)	(68,972)	(76,021,590)
Net change in unrealized appreciation (depreciation) on:
Investments	6,355,029	3,804,182	43,418,393
Foreign currency translations and forward foreign currency exchange contracts	—	—	(32,831)
Futures contracts	7,980	—	—
Written options	—	—	—
Net change in unrealized appreciation (depreciation)	6,363,009	3,804,182	43,385,562
Net Gain (Loss)	(11,300,125)	3,735,210	(32,636,028)
Net Increase (Decrease) Resulting from Operations	(6,818,355)	20,058,264	5,501,317

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Columbia Funds

Increase (Decrease) in Net Assets	Columbia International Stock Fund		Columbia Mid Cap Growth Fund
	Year Ended August 31,		Year Ended August 31,
	2009 ($)	2008 ($)	2009 ($)	2008 ($)
Operations
Net investment income (loss)	12,573,567	26,230,017	119,095	(4,034,375)
Net realized gain (loss) on investments, foreign currency transactions, forward foreign currency exchange contracts, futures contracts and written options	(251,703,658)	41,658,043	(323,119,113)	73,654,134
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, forward foreign currency exchange contracts, futures contracts and written options	46,682,086	(271,209,838)	(2,775,863)	(86,939,898)
Net decrease resulting from operations	(192,448,005)	(203,321,778)	(325,775,881)	(17,320,139)
Distributions to Shareholders
From net investment income:
Class A	—	(9,432,860)	—	—
Class B	—	(671,765)	—	—
Class C	—	(704,627)	—	—
Class Z	—	(34,647,077)	—	—
From net realized gains:
Class A	(6,159,742)	(32,176,830)	(1,358,266)	(7,449,915)
Class B	(334,111)	(2,998,328)	(314,199)	(2,671,575)
Class C	(536,917)	(3,138,414)	(263,576)	(1,418,104)
Class R	—	—	(39,054)	(125,444)
Class T	—	—	(545,428)	(4,023,387)
Class Z	(15,741,630)	(109,632,234)	(25,919,329)	(198,592,083)
Total distributions to shareholders	(22,772,400)	(193,402,135)	(28,439,852)	(214,280,508)
Net Capital Stock Transactions	(110,942,583)	(81,735,879)	(2,385,092)	79,545,772
Redemption Fees	8,875	32,159	—	—
Increase from regulatory settlements	7,166,056	—	253,476	—
Total increase (decrease) in net assets	(318,988,057)	(478,427,633)	(356,347,349)	(152,054,875)
Net Assets
Beginning of period	889,002,935	1,367,430,568	1,408,164,504	1,560,219,379
End of period	570,014,878	889,002,935	1,051,817,155	1,408,164,504
Undistributed (Overdistributed) net investment income, at end of period	8,468,703	2,368,803	347,574	(63,002)
Accumulated net investment loss, at end of period	—	—	—	—

See Accompanying Notes to Financial Statements.

Increase (Decrease) in Net Assets	Columbia Small Cap Growth Fund I		Columbia Technology Fund
	Year Ended August 31,		Year Ended August 31,
	2009 ($)	2008 ($)	2009 ($)	2008 ($)
Operations
Net investment income (loss)	(3,003,654)	(1,914,834)	(1,801,432)	(2,728,745)
Net realized gain (loss) on investments, foreign currency transactions, forward foreign currency exchange contracts, futures contracts and written options	(118,706,282)	(4,868,937)	(120,368,694)	(35,387,716)
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, forward foreign currency exchange contracts, futures contracts and written options	43,575,198	4,243,839	24,801,146	(26,425,433)
Net decrease resulting from operations	(78,134,738)	(2,539,932)	(97,368,980)	(64,541,894)
Distributions to Shareholders
From net investment income:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class Z	—	—	—	—
From net realized gains:
Class A	—	(2,852,442)	—	(8,118,379)
Class B	—	(179,710)	—	(570,106)
Class C	—	(349,068)	—	(2,475,187)
Class R	—	—	—	—
Class T	—	—	—	—
Class Z	—	(28,831,023)	—	(10,480,382)
Total distributions to shareholders	—	(32,212,243)	—	(21,644,054)
Net Capital Stock Transactions	259,444,727	201,401,030	(36,348,719)	193,663,602
Redemption Fees	—	—	—	—
Increase from regulatory settlements	—	—	—	—
Total increase (decrease) in net assets	181,309,989	166,648,855	(133,717,699)	107,477,654
Net Assets
Beginning of period	409,523,304	242,874,449	401,342,827	293,865,173
End of period	590,833,293	409,523,304	267,625,128	401,342,827
Undistributed (Overdistributed) net investment income, at end of period	—	—	—	—
Accumulated net investment loss, at end of period	(251,701)	(33,301)	(22,060)	(18,676)

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (continued) – Columbia Funds

Increase (Decrease) in Net Assets	Columbia Balanced Fund		Columbia Oregon Intermediate Municipal Bond Fund
	Year Ended August 31,		Year Ended August 31,
	2009 ($)	2008 ($)	2009 ($)	2008 ($)
Operations
Net investment income	4,481,770	4,769,381	16,323,054	15,601,337
Net realized gain (loss) on investments, foreign currency transactions, forward foreign currency exchange contracts, futures contracts and credit default swap contracts	(17,663,134)	148,613	(68,972)	2,710
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, forward foreign currency exchange contracts and futures contracts	6,363,009	(4,604,672)	3,804,182	1,580,839
Net increase (decrease) resulting from operations	(6,818,355)	313,322	20,058,264	17,184,886
Distributions to Shareholders
From net investment income:
Class A	(280,981)	(181,589)	(455,891)	(244,762)
Class B	(115,048)	(108,589)	(17,932)	(21,708)
Class C	(98,834)	(36,152)	(299,764)	(165,652)
Class Y	—	—	—	—
Class Z	(4,322,287)	(4,759,119)	(15,530,146)	(15,146,964)
From net realized gains:
Class A	—	(42,359)	—	—
Class B	—	(41,396)	—	—
Class C	—	(11,431)	—	—
Class Z	—	(1,153,447)	—	—
Total distributions to shareholders	(4,817,150)	(6,334,082)	(16,303,733)	(15,579,086)
Net Capital Stock Transactions	43,969,754	(8,432,031)	40,028,648	22,433,776
Increase from regulatory settlements	—	—	182,996	—
Total increase (decrease) in net assets	32,334,249	(14,452,791)	43,966,175	24,039,576
Net Assets
Beginning of period	197,585,036	212,037,827	399,789,167	375,749,591
End of period	229,919,285	197,585,036	443,755,342	399,789,167
Undistributed (Overdistributed) net investment income, at end of period	713,516	887,913	458,365	119,582
Accumulated net investment loss, at end of period	—	—	—	—

(a)  Class Y shares commenced operations on July 15, 2009.

(b)  Class Y shares reflect activity for the period July 15, 2009 through August 31, 2009.

See Accompanying Notes to Financial Statements.

Increase (Decrease) in Net Assets	Columbia Conservative High Yield Fund
	Year Ended August 31,
	2009 ($)(a)(b)	2008 ($)
Operations
Net investment income	38,137,345	44,653,217
Net realized gain (loss) on investments, foreign currency transactions, forward foreign currency exchange contracts, futures contracts and credit default swap contracts	(76,021,590)	(32,866,454)
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, forward foreign currency exchange contracts and futures contracts	43,385,562	(9,037,506)
Net increase (decrease) resulting from operations	5,501,317	2,749,257
Distributions to Shareholders
From net investment income:
Class A	(4,836,008)	(5,617,372)
Class B	(2,089,701)	(2,594,827)
Class C	(1,576,170)	(1,633,855)
Class Y	(140,707)	—
Class Z	(30,149,732)	(35,546,349)
From net realized gains:
Class A	—	—
Class B	—	—
Class C	—	—
Class Z	—	—
Total distributions to shareholders	(38,792,318)	(45,392,403)
Net Capital Stock Transactions	49,489,148	(186,827,688)
Increase from regulatory settlements	97,269	—
Total increase (decrease) in net assets	16,295,416	(229,470,834)
Net Assets
Beginning of period	572,717,140	802,187,974
End of period	589,012,556	572,717,140
Undistributed (Overdistributed) net investment income, at end of period	—	—
Accumulated net investment loss, at end of period	(519,212)	(1,361,166)

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Capital Stock Activity

	Columbia International Stock Fund
	Year Ended August 31, 2009 (a)(b)		Year Ended August 31, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	516,883	4,695,613	975,202	16,730,687
Distributions reinvested	637,490	5,520,581	2,202,887	37,096,606
Redemptions	(3,223,832)	(29,220,643)	(2,503,358)	(42,265,055)
Net increase (decrease)	(2,069,459)	(19,004,449)	674,731	11,562,238
Class B
Subscriptions	53,826	477,504	70,938	1,181,285
Distributions reinvested	34,698	290,772	185,273	3,044,038
Redemptions	(490,621)	(4,372,977)	(800,526)	(13,109,714)
Net decrease	(402,097)	(3,604,701)	(544,315)	(8,884,391)
Class C
Subscriptions	60,419	547,251	95,461	1,579,479
Distributions reinvested	48,757	410,531	179,202	2,958,629
Redemptions	(397,869)	(3,664,430)	(311,754)	(5,191,712)
Net increase (decrease)	(288,693)	(2,706,648)	(37,091)	(653,604)
Class R
Subscriptions	—	—	—	—
Distributions reinvested	—	—	—	—
Redemptions	—	—	—	—
Net increase	—	—	—	—
Class T
Subscriptions	—	—	—	—
Distributions reinvested	—	—	—	—
Redemptions	—	—	—	—
Net increase (decrease)	—	—	—	—
Class Y
Subscriptions	2,967,379	31,160,000	—	—
Redemptions	(239,693)	(2,583,893)	—	—
Net increase	2,727,686	28,576,107	—	—
Class Z
Subscriptions	5,611,403	52,602,683	3,255,835	56,183,125
Distributions reinvested	826,429	7,239,240	3,044,744	51,669,244
Redemptions	(18,754,823)	(174,044,815)	(11,607,704)	(191,612,491)
Net increase (decrease)	(12,316,991)	(114,202,892)	(5,307,125)	(83,760,122)

(a)  Class Y shares commenced operations on July 15, 2009.

(b)  Class Y shares reflect activity for the period July 15, 2009 through August 31, 2009.

See Accompanying Notes to Financial Statements.

	Columbia Mid Cap Growth Fund
	Year Ended August 31, 2009 (a)(b)		Year Ended August 31, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	1,325,611	20,942,358	1,189,780	30,192,118
Distributions reinvested	92,517	1,247,914	263,684	6,958,613
Redemptions	(1,052,807)	(15,739,486)	(558,061)	(13,959,242)
Net increase (decrease)	365,321	6,450,786	895,403	23,191,489
Class B
Subscriptions	110,528	1,579,437	91,800	2,208,736
Distributions reinvested	22,692	290,458	97,190	2,456,004
Redemptions	(339,719)	(4,808,540)	(216,194)	(5,193,517)
Net decrease	(206,499)	(2,938,645)	(27,204)	(528,777)
Class C
Subscriptions	247,147	3,434,668	390,973	9,599,134
Distributions reinvested	16,018	205,511	44,557	1,128,627
Redemptions	(319,840)	(4,881,049)	(141,809)	(3,297,549)
Net increase (decrease)	(56,675)	(1,240,870)	293,721	7,430,212
Class R
Subscriptions	210,812	3,285,912	52,197	1,293,922
Distributions reinvested	2,133	28,557	4,120	108,221
Redemptions	(67,669)	(1,075,077)	(12,260)	(298,056)
Net increase	145,276	2,239,392	44,057	1,104,087
Class T
Subscriptions	14,049	212,279	15,680	404,273
Distributions reinvested	39,726	536,305	149,423	3,947,762
Redemptions	(123,232)	(1,878,375)	(87,386)	(2,241,391)
Net increase (decrease)	(69,457)	(1,129,791)	77,717	2,110,644
Class Y
Subscriptions	266,736	4,450,800	—	—
Redemptions	(96,154)	(1,696,154)	—	—
Net increase	170,582	2,754,646	—	—
Class Z
Subscriptions	9,977,319	157,271,217	6,345,510	161,605,779
Distributions reinvested	1,250,287	17,216,609	4,848,079	130,170,927
Redemptions	(11,924,613)	(183,008,436)	(9,407,154)	(245,538,589)
Net increase (decrease)	(697,007)	(8,520,610)	1,786,435	46,238,117

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (continued) – Capital Stock Activity

	Columbia Small Cap Growth Fund I
	Year Ended August 31, 2009 (a)(b)		Year Ended August 31, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	1,943,857	34,901,719	1,300,483	37,263,371
Distributions reinvested	—	—	88,853	2,726,015
Redemptions	(920,396)	(17,183,781)	(382,678)	(10,694,676)
Net increase (decrease)	1,023,461	17,717,938	1,006,658	29,294,710
Class B
Subscriptions	66,830	1,233,954	74,312	2,095,819
Distributions reinvested	—	—	5,795	176,045
Redemptions	(40,755)	(731,949)	(17,548)	(487,833)
Net increase (decrease)	26,075	502,005	62,559	1,784,031
Class C
Subscriptions	404,657	7,692,600	254,182	7,075,964
Distributions reinvested	—	—	11,411	346,671
Redemptions	(214,776)	(3,870,815)	(33,081)	(898,404)
Net increase (decrease)	189,881	3,821,785	232,512	6,524,231
Class Y
Subscriptions	726,438	14,786,726	—	—
Redemptions	(49,261)	(1,011,823)	—	—
Net increase	677,177	13,774,903	—	—
Class Z
Subscriptions	16,638,266	317,334,603	6,765,958	192,384,904
Distributions reinvested	—	—	733,603	22,602,322
Redemptions	(5,031,679)	(93,706,507)	(1,778,786)	(51,189,168)
Net increase (decrease)	11,606,587	223,628,096	5,720,775	163,798,058

(a)  Class Y shares commenced operations on July 15, 2009.

(b)  Class Y shares reflect activity for the period July 15, 2009 through August 31, 2009.

See Accompanying Notes to Financial Statements.

	Columbia Technology Fund
	Year Ended August 31, 2009		Year Ended August 31, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	4,349,034	29,339,307	9,909,915	113,413,674
Distributions reinvested	—	—	524,254	6,306,776
Redemptions	(7,726,142)	(49,825,236)	(5,750,661)	(59,634,796)
Net increase (decrease)	(3,377,108)	(20,485,929)	4,683,508	60,085,654
Class B
Subscriptions	143,829	927,078	447,305	4,894,865
Distributions reinvested	—	—	40,585	474,030
Redemptions	(392,198)	(2,436,019)	(276,613)	(2,839,009)
Net increase (decrease)	(248,369)	(1,508,941)	211,277	2,529,886
Class C
Subscriptions	522,506	3,405,023	2,841,735	32,444,710
Distributions reinvested	—	—	115,830	1,356,366
Redemptions	(1,892,006)	(12,137,396)	(1,455,517)	(14,746,150)
Net increase (decrease)	(1,369,500)	(8,732,373)	1,502,048	19,054,926
Class Y
Subscriptions	—	—	—	—
Redemptions	—	—	—	—
Net increase	—	—	—	—
Class Z
Subscriptions	9,291,739	61,587,346	14,754,503	165,653,340
Distributions reinvested	—	—	795,555	9,689,861
Redemptions	(10,291,563)	(67,208,822)	(6,036,452)	(63,350,065)
Net increase (decrease)	(999,824)	(5,621,476)	9,513,606	111,993,136

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (continued) – Capital Stock Activity

	Columbia Balanced Fund
	Year Ended August 31, 2009		Year Ended August 31, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	708,774	14,496,979	234,243	5,750,552
Distributions reinvested	12,409	243,487	7,632	190,439
Redemptions	(314,065)	(6,131,842)	(61,892)	(1,526,712)
Net increase	407,118	8,608,624	179,983	4,414,279
Class B
Subscriptions	145,116	2,867,407	109,424	2,682,377
Distributions reinvested	5,350	104,942	5,366	134,645
Redemptions	(155,841)	(3,021,067)	(81,305)	(2,008,400)
Net increase (decrease)	(5,375)	(48,718)	33,485	808,622
Class C
Subscriptions	449,324	9,081,085	85,196	2,081,093
Distributions reinvested	4,417	85,684	1,568	39,110
Redemptions	(96,186)	(1,823,294)	(29,299)	(722,081)
Net increase	357,555	7,343,475	57,465	1,398,122
Class Z
Subscriptions	2,436,622	51,173,961	575,998	14,167,692
Distributions reinvested	210,989	4,140,192	230,027	5,759,342
Redemptions	(1,385,254)	(27,247,780)	(1,416,000)	(34,980,088)
Net increase (decrease)	1,262,357	28,066,373	(609,975)	(15,053,054)

See Accompanying Notes to Financial Statements.

	Columbia Oregon Intermediate Municipal Bond Fund
	Year Ended August 31, 2009		Year Ended August 31, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	645,220	7,740,369	534,896	6,468,236
Distributions reinvested	27,514	328,090	13,577	163,573
Redemptions	(244,240)	(2,938,693)	(161,887)	(1,955,965)
Net increase	428,494	5,129,766	386,586	4,675,844
Class B
Subscriptions	12,812	151,232	3,769	45,316
Distributions reinvested	1,103	13,131	1,199	14,466
Redemptions	(8,431)	(100,630)	(27,814)	(334,529)
Net increase (decrease)	5,484	63,733	(22,846)	(274,747)
Class C
Subscriptions	344,664	4,130,110	585,163	7,095,783
Distributions reinvested	10,716	127,847	5,168	62,225
Redemptions	(74,243)	(878,119)	(31,559)	(380,864)
Net increase	281,137	3,379,838	558,772	6,777,144
Class Z
Subscriptions	4,984,227	59,336,743	3,436,233	41,557,481
Distributions reinvested	969,877	11,543,269	938,095	11,317,742
Redemptions	(3,322,767)	(39,424,701)	(3,442,463)	(41,619,688)
Net increase (decrease)	2,631,337	31,455,311	931,865	11,255,535

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (continued) – Capital Stock Activity

	Columbia Conservative High Yield Fund
	Year Ended August 31, 2009 (a)(b)		Year Ended August 31, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	7,347,134	47,177,159	1,848,022	14,702,780
Distributions reinvested	629,430	4,106,780	612,446	4,859,130
Redemptions	(6,015,382)	(39,077,085)	(6,227,566)	(49,559,113)
Net increase (decrease)	1,961,182	12,206,854	(3,767,098)	(29,997,203)
Class B
Subscriptions	308,521	1,950,860	122,459	967,631
Distributions reinvested	224,041	1,452,365	230,065	1,824,137
Redemptions	(1,390,908)	(9,027,660)	(1,558,840)	(12,351,913)
Net decrease	(858,346)	(5,624,435)	(1,206,316)	(9,560,145)
Class C
Subscriptions	1,788,700	11,592,043	95,162	750,825
Distributions reinvested	167,490	1,094,947	137,201	1,088,045
Redemptions	(840,135)	(5,421,856)	(1,352,814)	(10,813,809)
Net increase (decrease)	1,116,055	7,265,134	(1,120,451)	(8,974,939)
Class Y
Subscriptions	2,586,030	18,015,831	—	—
Distributions reinvested	3,202	22,730	—	—
Net increase	2,589,232	18,038,561	—	—
Class Z
Subscriptions	24,712,911	158,824,736	7,934,712	63,102,454
Distributions reinvested	1,849,969	12,099,935	1,543,670	12,239,087
Redemptions	(23,662,625)	(153,321,637)	(26,827,150)	(213,636,942)
Net increase (decrease)	2,900,255	17,603,034	(17,348,768)	(138,295,401)

(a)  Class Y shares commenced operations on July 15, 2009.

(b)  Class Y shares reflect activity for the period July 15, 2009 through August 31, 2009.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia International Stock Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class A Shares	2009		2008		2007		2006		2005
Net Asset Value, Beginning of Period	$14.02		$19.93		$18.89		$15.76		$13.04
Income from Investment Operations:
Net investment income (a)	0.22		0.37	(b)	0.26		0.26		0.25
Net realized and unrealized gain (loss) on investments, foreign currency, foreign capital gains tax and written options	(2.81)		(3.43)		3.04		3.17		2.47
Total from investment operations	(2.59)		(3.06)		3.30		3.43		2.72
Less Distributions to Shareholders:
From net investment income	—		(0.64)		(0.29)		(0.13)		— (c)
From net realized gains	(0.42)		(2.21)		(1.97)		(0.17)		—
Total distributions to shareholders	(0.42)		(2.85)		(2.26)		(0.30)		— (c)
Redemption Fees:
Redemption fees added to paid-in-capital (a)(c)	—		—		—		—		—
Increase from regulatory settlements	0.14		—		—		—		—
Net Asset Value, End of Period	$11.15		$14.02		$19.93		$18.89		$15.76
Total return (d)(e)	(16.59)%		(17.74)%		18.46	%(f)	21.98%		20.89%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.41%		1.23%		1.24%		1.19%		1.25%
Interest expense	—	%(h)	—	%(h)	—	%(h)	—	%(h)	—
Net expenses (g)	1.41%		1.23%		1.24%		1.19%		1.25%
Waiver/Reimbursement	0.06%		0.09%		0.10%		0.08%		0.09%
Net investment income (g)	2.37%		2.17%		1.33%		1.49%		1.71%
Portfolio turnover rate	118%		63%		65%		95%		66%
Net assets, end of period (000s)	$150,743		$218,484		$297,149		$277,295		$71,270

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.04 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia International Stock Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class B Shares	2009		2008		2007		2006		2005
Net Asset Value, Beginning of Period	$13.61		$19.40		$18.44		$15.37		$12.81
Income from Investment Operations:
Net investment income (a)	0.14		0.20	(b)	0.09		0.11		0.07
Net realized and unrealized gain (loss) on investments, foreign currency, foreign capital gains tax and written options	(2.73)		(3.29)		2.99		3.14		2.49
Total from investment operations	(2.59)		(3.09)		3.08		3.25		2.56
Less Distributions to Shareholders:
From net investment income	—		(0.49)		(0.15)		(0.01)		—
From net realized gains	(0.42)		(2.21)		(1.97)		(0.17)		—
Total distributions to shareholders	(0.42)		(2.70)		(2.12)		(0.18)		—
Redemption Fees:
Redemption fees added to paid-in-capital (a)(c)	—		—		—		—		—
Increase from regulatory settlements	0.12		—		—		—		—
Net Asset Value, End of Period	$10.72		$13.61		$19.40		$18.44		$15.37
Total return (d)(e)	(17.26)%		(18.31)%		17.54	%(f)	21.30%		19.98%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	2.16%		1.98%		1.99%		1.94%		2.01%
Interest expense	—	%(h)	—	%(h)	—	%(h)	—	%(h)	—
Net expenses (g)	2.16%		1.98%		1.99%		1.94%		2.01%
Waiver/Reimbursement	0.06%		0.09%		0.10%		0.08%		0.10%
Net investment income (g)	1.57%		1.18%		0.49%		0.62%		0.47%
Portfolio turnover rate	118%		63%		65%		95%		66%
Net assets, end of period (000s)	$6,392		$13,580		$29,925		$42,585		$12,026

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.04 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia International Stock Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class C Shares	2009		2008		2007		2006		2005
Net Asset Value, Beginning of Period	$13.68		$19.49		$18.51		$15.43		$12.86
Income from Investment Operations:
Net investment income (a)	0.15		0.23	(b)	0.11		0.13		0.07
Net realized and unrealized gain (loss) on investments, foreign currency, foreign capital gains tax and written options	(2.76)		(3.34)		2.99		3.13		2.50
Total from investment operations	(2.61)		(3.11)		3.10		3.26		2.57
Less Distributions to Shareholders:
From net investment income	—		(0.49)		(0.15)		(0.01)		—
From net realized gains	(0.42)		(2.21)		(1.97)		(0.17)		—
Total distributions to shareholders	(0.42)		(2.70)		(2.12)		(0.18)		—
Redemption Fees:
Redemption fees added to paid-in-capital (a)(c)	—		—		—		—		—
Increase from regulatory settlements	0.13		—		—		—		—
Net Asset Value, End of Period	$10.78		$13.68		$19.49		$18.51		$15.43
Total return (d)(e)	(17.24)%		(18.33)%		17.59	%(f)	21.28%		19.98%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	2.16%		1.98%		1.99%		1.94%		2.01%
Interest expense	—	%(h)	—	%(h)	—	%(h)	—	%(h)	—
Net expenses (g)	2.16%		1.98%		1.99%		1.94%		2.01%
Waiver/Reimbursement	0.06%		0.09%		0.10%		0.08%		0.10%
Net investment income (g)	1.63%		1.38%		0.57%		0.75%		0.46%
Portfolio turnover rate	118%		63%		65%		95%		66%
Net assets, end of period (000s)	$12,615		$19,946		$29,144		$27,806		$904

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.04 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia International Stock Fund

Selected data for a share outstanding throughout the period is as follows:

Class Y Shares	Period Ended August 31, 2009 (a)
Net Asset Value, Beginning of Period	$10.06
Income from Investment Operations:
Net investment income (b)	0.03
Net realized and unrealized gain on investments, foreign currency and written options	1.21
Total from investment operations	1.24
Redemption Fees:
Redemption fees added to paid-in-capital (b)(c)	—
Net Asset Value, End of Period	$11.30
Total return (d)(e)	12.33%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)(g)	0.99%
Interest expense (f)(h)	—%
Net expenses (f)(g)	0.99%
Net investment income (f)(g)	2.05%
Portfolio turnover rate (e)	118%
Net assets, end of period (000s)	$30,818

(a)  Class Y shares commenced operations on July 15, 2009. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value.

(e)  Not annualized.

(f)  Annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia International Stock Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class Z Shares	2009		2008		2007		2006		2005
Net Asset Value, Beginning of Period	$14.15		$20.09		$19.03		$15.85		$13.14
Income from Investment Operations:
Net investment income (a)	0.24		0.40	(b)	0.31		0.29		0.25
Net realized and unrealized gain (loss) on investments, foreign currency, foreign capital gains tax and written options	(2.80)		(3.44)		3.06		3.23		2.53
Total from investment operations	(2.56)		(3.04)		3.37		3.52		2.78
Less Distributions to Shareholders:
From net investment income	—		(0.69)		(0.34)		(0.17)		(0.07)
From net realized gains	(0.42)		(2.21)		(1.97)		(0.17)		—
Total distributions to shareholders	(0.42)		(2.90)		(2.31)		(0.34)		(0.07)
Redemption Fees:
Redemption fees added to paid-in-capital (a)(c)	—		—		—		—		—
Increase from regulatory settlements	0.13		—		—		—		—
Net Asset Value, End of Period	$11.30		$14.15		$20.09		$19.03		$15.85
Total return (d)(e)	(16.29)%		(17.52)%		18.73	%(f)	22.45%		21.20%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.16%		0.98%		0.99%		0.94%		1.00%
Interest expense	—	%(h)	—	%(h)	—	%(h)	—	%(h)	—
Net expenses (g)	1.16%		0.98%		0.99%		0.94%		1.00%
Waiver/Reimbursement	0.06%		0.09%		0.10%		0.08%		0.10%
Net investment income (g)	2.60%		2.32%		1.55%		1.63%		1.71%
Portfolio turnover rate	118%		63%		65%		95%		66%
Net assets, end of period (000s)	$369,448		$636,992		$1,011,212		$1,005,878		$964,495

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.04 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Mid Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class A Shares	2009	2008		2007		2006		2005
Net Asset Value, Beginning of Period	$23.47	$27.51		$24.01		$22.16		$16.99
Income from Investment Operations:
Net investment loss (a)	(0.03)	(0.12)		(0.01	)(b)	(0.10)		(0.15)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(5.37)	(0.06)		4.97		2.26		5.32
Total from investment operations	(5.40)	(0.18)		4.96		2.16		5.17
Less Distributions to Shareholders:
From net realized gains	(0.49)	(3.86)		(1.46)		(0.31)		—
Increase from regulatory settlements	— (c)	—		—		—		—
Net Asset Value, End of Period	$17.58	$23.47		$27.51		$24.01		$22.16
Total return (d)	(22.38)%	(2.21)%		21.24%		9.76	%(e)	30.43	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	1.26%	1.18%		1.17%		1.21%		1.23%
Interest expense	—	—	%(g)	—	%(g)	—		—	%(g)
Net expenses (f)	1.26%	1.18%		1.17%		1.21%		1.23%
Waiver/Reimbursement	—	—		—		0.01%		0.05%
Net investment loss (f)	(0.20)%	(0.48)%		(0.05)%		(0.43)%		(0.76)%
Portfolio turnover rate	160%	149%		171%		67%		104%
Net assets, end of period (000s)	$53,881	$63,337		$49,614		$12,654		$6,078

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects special dividends. The effect of these dvidends amounted to $0.07 per share.

(c)  Rounds to less than $0.01.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Mid Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class B Shares	2009	2008		2007		2006		2005
Net Asset Value, Beginning of Period	$22.35	$26.47		$23.32		$21.69		$16.75
Income from Investment Operations:
Net investment loss (a)	(0.14)	(0.30)		(0.20	)(b)	(0.28)		(0.30)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(5.13)	(0.04)		4.81		2.22		5.24
Total from investment operations	(5.27)	(0.34)		4.61		1.94		4.94
Less Distributions to Shareholders:
From net realized gains	(0.49)	(3.78)		(1.46)		(0.31)		—
Increase from regulatory settlements	— (c)	—		—		—		—
Net Asset Value, End of Period	$16.59	$22.35		$26.47		$23.32		$21.69
Total return (d)	(22.93)%	(2.92)%		20.33%		8.95	%(e)	29.49	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	2.01%	1.93%		1.92%		1.96%		1.98%
Interest expense	—	—	%(g)	—	%(g)	—		—	%(g)
Net expenses (f)	2.01%	1.93%		1.92%		1.96%		1.98%
Waiver/Reimbursement	—	—		—		0.01%		0.05%
Net investment loss (f)	(0.95)%	(1.23)%		(0.79)%		(1.19)%		(1.51)%
Portfolio turnover rate	160%	149%		171%		67%		104%
Net assets, end of period (000s)	$8,322	$15,829		$19,472		$7,452		$6,377

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects special dividends. The effect of these dvidends amounted to $0.07 per share.

(c)  Rounds to less than $0.01.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Mid Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class C Shares	2009	2008		2007		2006		2005
Net Asset Value, Beginning of Period	$22.41	$26.53		$23.37		$21.74		$16.79
Income from Investment Operations:
Net investment loss (a)	(0.14)	(0.30)		(0.21	)(b)	(0.28)		(0.30)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(5.15)	(0.04)		4.83		2.22		5.25
Total from investment operations	(5.29)	(0.34)		4.62		1.94		4.95
Less Distributions to Shareholders:
From net realized gains	(0.49)	(3.78)		(1.46)		(0.31)		—
Increase from regulatory settlements	— (c)	—		—		—		—
Net Asset Value, End of Period	$16.63	$22.41		$26.53		$23.37		$21.74
Total return (d)	(22.96)%	(2.91)%		20.33%		8.93	%(e)	29.48	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	2.01%	1.93%		1.92%		1.96%		1.98%
Interest expense	—	—	%(g)	—	%(g)	—		—	%(g)
Net expenses (f)	2.01%	1.93%		1.92%		1.96%		1.98%
Waiver/Reimbursement	—	—		—		0.01%		0.05%
Net investment loss (f)	(0.95)%	(1.23)%		(0.81)%		(1.16)%		(1.52)%
Portfolio turnover rate	160%	149%		171%		67%		104%
Net assets, end of period (000s)	$9,106	$13,540		$8,237		$2,454		$674

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects special dividends. The effect of these dvidends amounted to $0.07 per share.

(c)  Rounds to less than $0.01.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Mid Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,					Period Ended August 31,
Class R Shares	2009	2008		2007		2006 (a)
Net Asset Value, Beginning of Period	$23.32	$27.39		$23.97		$24.44
Income from Investment Operations:
Net investment loss (b)	(0.07)	(0.18)		(0.15	)(c)	(0.10)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(5.34)	(0.06)		5.03		(0.37)
Total from investment operations	(5.41)	(0.24)		4.88		(0.47)
Less Distributions to Shareholders:
From net realized gains	(0.49)	(3.83)		(1.46)		—
Increase from regulatory settlements	— (d)	—		—		—
Net Asset Value, End of Period	$17.42	$23.32		$27.39		$23.97
Total return (e)	(22.57)%	(2.44)%		20.93%		(1.92	)%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.51%	1.43%		1.42%		1.47	%(h)
Interest expense	—	—	%(i)	—	%(i)	—
Net expenses (g)	1.51%	1.43%		1.42%		1.47	%(h)
Net investment loss (g)	(0.45)%	(0.74)%		(0.57)%		(0.66	)%(h)
Portfolio turnover rate	160%	149%		171%		67%
Net assets, end of period (000s)	$3,876	$1,800		$908		$57

(a)  Class R shares were initially offered on January 23, 2006. Total return reflects activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects special dividends. The effect of these dvidends amounted to $0.07 per share.

(d)  Rounds to less than $0.01.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Mid Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class T Shares	2009	2008		2007		2006		2005
Net Asset Value, Beginning of Period	$23.48	$27.53		$24.04		$22.20		$17.03
Income from Investment Operations:
Net investment loss (a)	(0.04)	(0.14)		(0.03	)(b)	(0.12)		(0.16)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(5.37)	(0.06)		4.98		2.27		5.33
Total from investment operations	(5.41)	(0.20)		4.95		2.15		5.17
Less Distributions to Shareholders:
From net realized gains	(0.49)	(3.85)		(1.46)		(0.31)		—
Increase from regulatory settlements	— (c)	—		—		—		—
Net Asset Value, End of Period	$17.58	$23.48		$27.53		$24.04		$22.20
Total return (d)	(22.41)%	(2.27)%		21.17%		9.70	%(e)	30.36	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	1.31%	1.23%		1.22%		1.26%		1.28%
Interest expense	—	—	%(g)	—	%(g)	—		—	%(g)
Net expenses (f)	1.31%	1.23%		1.22%		1.26%		1.28%
Waiver/Reimbursement	—	—		—		0.01%		0.05%
Net investment loss (f)	(0.25)%	(0.53)%		(0.10)%		(0.50)%		(0.82)%
Portfolio turnover rate	160%	149%		171%		67%		104%
Net assets, end of period (000s)	$18,847	$26,801		$29,282		$27,101		$27,969

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects special dividends. The effect of these dvidends amounted to $0.07 per share.

(c)  Rounds to less than $0.01.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Mid Cap Growth Fund

Selected data for a share outstanding throughout the period is as follows:

Class Y Shares	Period Ended August 31, 2009 (a)
Net Asset Value, Beginning of Year	$16.18
Income from Investment Operations:
Net investment income (b)	0.01
Net realized and unrealized gain on investments and foreign currency	1.79
Total from investment operations	1.80
Net Asset Value, End of Period	$17.98
Total return (c)(d)	11.12%
Ratios to Average Net Assets:
Net expenses (e)(f)	0.86%
Net investment income (e)(f)	0.31%
Portfolio turnover rate (d)	160%
Net assets, end of period (000s)	$3,067

(a)  Class Y shares commenced operations on July 15, 2009. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value.

(d)  Not annualized.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Mid Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class Z Shares	2009	2008		2007		2006		2005
Net Asset Value, Beginning of Period	$23.92	$27.93		$24.35		$22.41		$17.14
Income from Investment Operations:
Net investment income (loss) (a)	0.01	(0.06)		0.05	(b)	(0.05)		(0.10)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(5.46)	(0.07)		5.04		2.30		5.37
Total from investment operations	(5.45)	(0.13)		5.09		2.25		5.27
Less Distributions to Shareholders:
From net investment income	—	—		(0.05)		—		—
From net realized gains	(0.49)	(3.88)		(1.46)		(0.31)		—
Total distributions to shareholders	(0.49)	(3.88)		(1.51)		(0.31)		—
Increase from regulatory settlements	— (c)	—		—		—		—
Net Asset Value, End of Period	$17.98	$23.92		$27.93		$24.35		$22.41
Total return (d)	(22.16)%	(1.97)%		21.49%		10.06	%(e)	30.75	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	1.01%	0.93%		0.92%		0.96%		0.98%
Interest expense	—	—	%(g)	—	%(g)	—		—	%(g)
Net expenses (f)	1.01%	0.93%		0.92%		0.96%		0.98%
Waiver/Reimbursement	—	—		—		0.01%		0.05%
Net investment income (loss) (f)	0.05%	(0.23)%		0.20%		(0.20)%		(0.52)%
Portfolio turnover rate	160%	149%		171%		67%		104%
Net assets, end of period (000s)	$954,718	$1,286,857		$1,452,707		$807,089		$799,505

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects special dividends. The effect of these dvidends amounted to $0.07 per share.

(c)  Rounds to less than $0.01.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Growth Fund I

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,						Period Ended August 31,
Class A Shares	2009		2008		2007		2006 (a)
Net Asset Value, Beginning of Period	$27.82		$31.69		$30.29		$27.47
Income from Investment Operations:
Net investment loss (b)	(0.19)		(0.24)		(0.25)		(0.30)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(6.81)		0.17		6.38		4.01
Total from investment operations	(7.00)		(0.07)		6.13		3.71
Less Distributions to Shareholders:
From net realized gains	—		(3.80)		(4.73)		(0.89)
Net Asset Value, End of Period	$20.82		$27.82		$31.69		$30.29
Total return (c)	(25.16	)%(d)	(1.34	)%(e)	21.96%		13.73	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.37%		1.37%		1.40%		1.46	%(h)
Interest expense	—		—		—	%(i)	—	%(h)(i)
Net expenses (g)	1.37%		1.37%		1.40%		1.46	%(h)
Waiver/Reimbursement	0.03%		—		—		—
Net investment loss (g)	(1.01)%		(0.82)%		(0.82)%		(1.15	)%(h)
Portfolio turnover rate	149%		165%		151%		109	%(f)
Net assets, end of period (000s)	$54,384		$44,184		$18,430		$2,836

(a)  Class A shares were initially offered on November 1, 2005.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Growth Fund I

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,						Period Ended August 31,
Class B Shares	2009		2008		2007		2006 (a)
Net Asset Value, Beginning of Period	$27.39		$31.26		$30.14		$27.47
Income from Investment Operations:
Net investment loss (b)	(0.32)		(0.45)		(0.48)		(0.50)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(6.72)		0.14		6.33		4.06
Total from investment operations	(7.04)		(0.31)		5.85		3.56
Less Distributions to Shareholders:
From net realized gains	—		(3.56)		(4.73)		(0.89)
Net Asset Value, End of Period	$20.35		$27.39		$31.26		$30.14
Total return (c)	(25.70	)%(d)	(2.10	)%(e)	21.05%		13.17	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	2.12%		2.12%		2.15%		2.21	%(h)
Interest expense	—		—		—	%(i)	—	%(h)(i)
Net expenses (g)	2.12%		2.12%		2.15%		2.21	%(h)
Waiver/Reimbursement	0.03%		—		—		—
Net investment loss (g)	(1.75)%		(1.57)%		(1.57)%		(1.92	)%(h)
Portfolio turnover rate	149%		165%		151%		109	%(f)
Net assets, end of period (000s)	$2,620		$2,812		$1,254		$521

(a)  Class B shares were initially offered on November 1, 2005.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Growth Fund I

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,						Period Ended August 31,
Class C Shares	2009		2008		2007		2006 (a)
Net Asset Value, Beginning of Period	$27.37		$31.25		$30.14		$27.47
Income from Investment Operations:
Net investment loss (b)	(0.32)		(0.44)		(0.48)		(0.49)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(6.70)		0.12		6.32		4.05
Total from investment operations	(7.02)		(0.32)		5.84		3.56
Less Distributions to Shareholders:
From net realized gains	—		(3.56)		(4.73)		(0.89)
Net Asset Value, End of Period	$20.35		$27.37		$31.25		$30.14
Total return (c)	(25.65	)%(d)	(2.14	)%(e)	21.02%		13.17	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	2.12%		2.12%		2.15%		2.21	%(h)
Interest expense	—		—		—	%(i)	—	%(h)(i)
Net expenses (g)	2.12%		2.12%		2.15%		2.21	%(h)
Waiver/Reimbursement	0.03%		—		—		—
Net investment loss (g)	(1.75)%		(1.57)%		(1.56)%		(1.92	)%(h)
Portfolio turnover rate	149%		165%		151%		109	%(f)
Net assets, end of period (000s)	$10,093		$8,382		$2,303		$427

(a)  Class C shares were initially offered on November 1, 2005.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Growth Fund I

Selected data for a share outstanding throughout the period is as follows:

Class Y Shares	Period Ended August 31, 2009 (a)
Net Asset Value, Beginning of Period	$19.21
Income from Investment Operations:
Net investment loss (b)	(0.03)
Net realized and unrealized gain on investments and foreign currency	1.82
Total from investment operations	1.79
Net Asset Value, End of Period	$21.00
Total return (c)(d)	9.32%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)(f)	1.03%
Net investment loss (e)(f)	(0.96)%
Portfolio turnover rate (d)	149%
Net assets, end of period (000s)	$14,222

(a)  Class Y shares commenced operations on July 15, 2009. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value.

(d)  Not annualized.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Growth Fund I

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class Z Shares	2009		2008		2007		2006		2005
Net Asset Value, Beginning of Period	$27.99		$31.86		$30.36		$27.80		$21.32
Income from Investment Operations:
Net investment loss (a)	(0.14)		(0.17)		(0.18)		(0.29)		(0.24)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(6.85)		0.18		6.41		3.74		6.72
Total from investment operations	(6.99)		0.01		6.23		3.45		6.48
Less Distributions to Shareholders:
From net investment income	—		—		—	(b)	—		—
From net realized gains	—		(3.88)		(4.73)		(0.89)		—
Total distributions to shareholders	—		(3.88)		(4.73)		(0.89)		—
Net Asset Value, End of Period	$21.00		$27.99		$31.86		$30.36		$27.80
Total return (c)	(24.97	)%(d)	(1.09	)%(e)	22.28%		12.64	%(d)	30.39	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.12%		1.12%		1.15%		1.20%		1.16%
Interest expense	—		—		—	%(h)	—	%(h)	—	%(h)
Net expenses (g)	1.12%		1.12%		1.15%		1.20%		1.16%
Waiver/Reimbursement	0.03%		—		—		—	%(h)	—
Net investment loss (g)	(0.76)%		(0.57)%		(0.59)%		(0.96)%		(0.99)%
Portfolio turnover rate	149%		165%		151%		109%		114%
Net assets, end of period (000s)	$509,514		$354,145		$220,887		$193,493		$214,659

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(f)  Total return includes a reimbursement of loss experienced by the Fund due to compliance violation. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Technology Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class A Shares	2009		2008	2007		2006		2005
Net Asset Value, Beginning of Period	$9.72		$11.62	$9.33		$8.77		$6.50
Income from Investment Operations:
Net investment loss (a)	(0.05)		(0.07)	(0.10)		(0.09)		(0.04)
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and written options	(2.09)		(1.22)	2.39		1.21		2.31
Total from investment operations	(2.14)		(1.29)	2.29		1.12		2.27
Less Distributions to Shareholders:
From net realized gains	—		(0.61)	—		(0.56)		—
Net Asset Value, End of Period	$7.58		$9.72	$11.62		$9.33		$8.77
Total return (b)	(22.02	)%(c)	(12.13)%	24.54%		12.78	%(c)	34.92	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (d)	1.46%		1.36%	1.46%		1.45%		1.85%
Interest expense	—		—	—	%(e)	—	%(e)	—
Net expenses (d)	1.46%		1.36%	1.46%		1.45%		1.85%
Waiver/Reimbursement	0.07%		—	—		—	%(e)	0.06%
Net investment loss (d)	(0.80)%		(0.69)%	(0.96)%		(0.95)%		(1.47)%
Portfolio turnover rate	284%		263%	210%		350%		328%
Net assets, end of period (000s)	$81,321		$137,181	$109,541		$75,996		$14,696

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Technology Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class B Shares	2009		2008	2007		2006		2005
Net Asset Value, Beginning of Period	$9.39		$11.25	$9.10		$8.57		$6.40
Income from Investment Operations:
Net investment loss (a)	(0.10)		(0.15)	(0.17)		(0.16)		(0.17)
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and written options	(2.03)		(1.19)	2.32		1.19		2.34
Total from investment operations	(2.13)		(1.34)	2.15		1.03		2.17
Less Distributions to Shareholders:
From net realized gains	—		(0.52)	—		(0.50)		—
Net Asset Value, End of Period	$7.26		$9.39	$11.25		$9.10		$8.57
Total return (b)	(22.68	)%(c)	(12.80)%	23.63%		11.98	%(c)	33.91	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (d)	2.21%		2.11%	2.21%		2.20%		2.60%
Interest expense	—		—	—	%(e)	—	%(e)	—
Net expenses (d)	2.21%		2.11%	2.21%		2.20%		2.60%
Waiver/Reimbursement	0.07%		—	—		—	%(e)	0.06%
Net investment loss (d)	(1.55)%		(1.43)%	(1.70)%		(1.70)%		(2.29)%
Portfolio turnover rate	284%		263%	210%		350%		328%
Net assets, end of period (000s)	$6,562		$10,812	$10,580		$7,823		$3,183

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Technology Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class C Shares	2009		2008	2007		2006		2005
Net Asset Value, Beginning of Period	$9.41		$11.27	$9.12		$8.59		$6.41
Income from Investment Operations:
Net investment loss (a)	(0.10)		(0.15)	(0.17)		(0.16)		(0.17)
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and written options	(2.04)		(1.19)	2.32		1.19		2.35
Total from investment operations	(2.14)		(1.34)	2.15		1.03		2.18
Less Distributions to Shareholders:
From net realized gains	—		(0.52)	—		(0.50)		—
Net Asset Value, End of Period	$7.27		$9.41	$11.27		$9.12		$8.59
Total return (b)	(22.74	)%(c)	(12.78)%	23.57%		11.95	%(c)	34.01	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (d)	2.21%		2.11%	2.21%		2.20%		2.60%
Interest expense	—		—	—	%(e)	—	%(e)	—
Net expenses (d)	2.21%		2.11%	2.21%		2.20%		2.60%
Waiver/Reimbursement	0.07%		—	—		—	%(e)	0.06%
Net investment loss (d)	(1.55)%		(1.45)%	(1.70)%		(1.70)%		(2.23)%
Portfolio turnover rate	284%		263%	210%		350%		328%
Net assets, end of period (000s)	$24,410		$44,466	$36,325		$21,018		$1,972

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Technology Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class Z Shares	2009		2008	2007		2006		2005
Net Asset Value, Beginning of Period	$9.86		$11.78	$9.43		$8.86		$6.55
Income from Investment Operations:
Net investment loss (a)	(0.04)		(0.05)	(0.08)		(0.07)		(0.10)
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and written options	(2.12)		(1.23)	2.43		1.22		2.41
Total from investment operations	(2.16)		(1.28)	2.35		1.15		2.31
Less Distributions to Shareholders:
From net realized gains	—		(0.64)	—		(0.58)		—
Net Asset Value, End of Period	$7.70		$9.86	$11.78		$9.43		$8.86
Total return (b)	(21.91	)%(c)	(11.93)%	24.92%		13.01	%(c)	35.27	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (d)	1.21%		1.11%	1.21%		1.20%		1.60%
Interest expense	—		—	—	%(e)	—	%(e)	—
Net expenses (d)	1.21%		1.11%	1.21%		1.20%		1.60%
Waiver/Reimbursement	0.07%		—	—		—	%(e)	0.06%
Net investment loss (d)	(0.54)%		(0.45)%	(0.70)%		(0.71)%		(1.29)%
Portfolio turnover rate	284%		263%	210%		350%		328%
Net assets, end of period (000s)	$155,332		$208,883	$137,420		$70,767		$40,947

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Balanced Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class A Shares	2009	2008	2007	2006		2005
Net Asset Value, Beginning of Period	$24.03	$24.77	$22.51	$21.75		$19.86
Income from Investment Operations:
Net investment income (a)	0.47	0.53	0.48	0.38		0.02 (b)
Net realized and unrealized gain (loss) on investments and futures contracts	(1.52)	(0.56)	2.26	0.78		2.28
Total from investment operations	(1.05)	(0.03)	2.74	1.16		2.30
Less Distributions to Shareholders:
From net investment income	(0.52)	(0.56)	(0.48)	(0.40)		(0.41)
From net realized gains	—	(0.15)	—	—		—
Total distributions to shareholders	(0.52)	(0.71)	(0.48)	(0.40)		(0.41)
Net Asset Value, End of Period	$22.46	$24.03	$24.77	$22.51		$21.75
Total return (c)	(4.03)%	(0.22)%	12.26%	5.40	%(d)	11.72%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	1.04%	0.99%	1.02%	0.98%		1.02%
Interest expense	—	—	—	—	%(f)	—
Net expenses (e)	1.04%	0.99%	1.02%	0.98%		1.02%
Waiver/Reimbursement	—	—	—	0.01%		—
Net investment income (e)	2.33%	2.14%	1.98%	1.71%		1.80%
Portfolio turnover rate	102%	94%	78%	59%		63%
Net assets, end of period (000s)	$19,152	$10,712	$6,582	$4,137		$3,378

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.06 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Balanced Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class B Shares	2009	2008	2007	2006		2005
Net Asset Value, Beginning of Period	$23.99	$24.73	$22.47	$21.72		$19.83
Income from Investment Operations:
Net investment income (a)	0.32	0.34	0.29	0.21		0.01 (b)
Net realized and unrealized gain (loss) on investments and futures contracts	(1.53)	(0.56)	2.27	0.78		2.14
Total from investment operations	(1.21)	(0.22)	2.56	0.99		2.15
Less Distributions to Shareholders:
From net investment income	(0.37)	(0.37)	(0.30)	(0.24)		(0.26)
From net realized gains	—	(0.15)	—	—		—
Total distributions to shareholders	(0.37)	(0.52)	(0.30)	(0.24)		(0.26)
Net Asset Value, End of Period	$22.41	$23.99	$24.73	$22.47		$21.72
Total return (c)	(4.82)%	(0.97)%	11.45%	4.57	%(d)	10.91%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	1.79%	1.74%	1.77%	1.73%		1.77%
Interest expense	—	—	—	—	%(f)	—
Net expenses (e)	1.79%	1.74%	1.77%	1.73%		1.77%
Waiver/Reimbursement	—	—	—	0.01%		—
Net investment income (e)	1.63%	1.37%	1.20%	0.95%		1.07%
Portfolio turnover rate	102%	94%	78%	59%		63%
Net assets, end of period (000s)	$6,934	$7,551	$6,955	$7,213		$8,149

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.06 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Balanced Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class C Shares	2009	2008	2007	2006		2005
Net Asset Value, Beginning of Period	$23.99	$24.73	$22.48	$21.72		$19.83
Income from Investment Operations:
Net investment income (a)	0.31	0.34	0.29	0.21		0.01 (b)
Net realized and unrealized gain (loss) on investments and futures contracts	(1.51)	(0.56)	2.26	0.79		2.14
Total from investment operations	(1.20)	(0.22)	2.55	1.00		2.15
Less Distributions to Shareholders:
From net investment income	(0.37)	(0.37)	(0.30)	(0.24)		(0.26)
From net realized gains	—	(0.15)	—	—		—
Total distributions to shareholders	(0.37)	(0.52)	(0.30)	(0.24)		(0.26)
Net Asset Value, End of Period	$22.42	$23.99	$24.73	$22.48		$21.72
Total return (c)	(4.77)%	(0.97)%	11.40%	4.62	%(d)	10.91%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	1.79%	1.74%	1.77%	1.73%		1.77%
Interest expense	—	—	—	—	%(f)	—
Net expenses (e)	1.79%	1.74%	1.77%	1.73%		1.77%
Waiver/Reimbursement	—	—	—	0.01%		—
Net investment income (e)	1.57%	1.39%	1.20%	0.98%		1.06%
Portfolio turnover rate	102%	94%	78%	59%		63%
Net assets, end of period (000s)	$11,014	$3,209	$1,887	$1,491		$952

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.06 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Balanced Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class Z Shares	2009	2008	2007	2006		2005
Net Asset Value, Beginning of Period	$24.02	$24.75	$22.50	$21.74		$19.84
Income from Investment Operations:
Net investment income (a)	0.52	0.58	0.53	0.43		0.01 (b)
Net realized and unrealized gain (loss) on investments and futures contracts	(1.54)	(0.54)	2.26	0.79		2.36
Total from investment operations	(1.02)	0.04	2.79	1.22		2.37
Less Distributions to Shareholders:
From net investment income	(0.57)	(0.62)	(0.54)	(0.46)		(0.47)
From net realized gains	—	(0.15)	—	—		—
Total distributions to shareholders	(0.57)	(0.77)	(0.54)	(0.46)		(0.47)
Net Asset Value, End of Period	$22.43	$24.02	$24.75	$22.50		$21.74
Total return (c)	(3.87)%	0.07%	12.49%	5.66	%(d)	12.06%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	0.79%	0.74%	0.77%	0.73%		0.77%
Interest expense	—	—	—	—	%(f)	—
Net expenses (e)	0.79%	0.74%	0.77%	0.73%		0.77%
Waiver/Reimbursement	—	—	—	0.01%		—
Net investment income (e)	2.62%	2.35%	2.19%	1.94%		2.11%
Portfolio turnover rate	102%	94%	78%	59%		63%
Net assets, end of period (000s)	$192,819	$176,113	$196,615	$226,694		$301,109

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.06 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Oregon Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class A Shares	2009		2008		2007	2006		2005
Net Asset Value, Beginning of Period	$12.07		$12.02		$12.24	$12.45		$12.45
Income from Investment Operations:
Net investment income (a)	0.45		0.46		0.46	0.45		0.46
Net realized and unrealized gain (loss) on investments and futures contracts	0.09		0.05		(0.23)	(0.20)		0.03
Total from investment operations	0.54		0.51		0.23	0.25		0.49
Less Distributions to Shareholders:
From net investment income	(0.45)		(0.46)		(0.45)	(0.46)		(0.45)
From net realized gains	—		—		—	—		(0.04)
Total distributions to shareholders	(0.45)		(0.46)		(0.45)	(0.46)		(0.49)
Increase from regulatory settlements	0.01		—		—	—		—
Net Asset Value, End of Period	$12.17		$12.07		$12.02	$12.24		$12.45
Total return (b)	4.70	%(c)	4.31	%(c)	1.92%	2.05	%(c)	4.05%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	0.75%		0.77%		0.88%	0.89%		0.89%
Waiver/Reimbursement	0.14%		0.10%		—	—	%(e)	—
Net investment income (d)	3.74%		3.78%		3.73%	3.72%		3.71%
Portfolio turnover rate	8%		5%		16%	2%		9%
Net assets, end of period (000s)	$15,507		$10,210		$5,519	$6,507		$4,300

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Oregon Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class B Shares	2009		2008		2007	2006		2005
Net Asset Value, Beginning of Period	$12.07		$12.02		$12.24	$12.45		$12.45
Income from Investment Operations:
Net investment income (a)	0.36		0.37		0.36	0.37		0.37
Net realized and unrealized gain (loss) on investments and futures contracts	0.09		0.05		(0.22)	(0.22)		0.03
Total from investment operations	0.45		0.42		0.14	0.15		0.40
Less Distributions to Shareholders:
From net investment income	(0.36)		(0.37)		(0.36)	(0.36)		(0.36)
From net realized gains	—		—		—	—		(0.04)
Total distributions to shareholders	(0.36)		(0.37)		(0.36)	(0.36)		(0.40)
Increase from regulatory settlements	0.01		—		—	—		—
Net Asset Value, End of Period	$12.17		$12.07		$12.02	$12.24		$12.45
Total return (b)	3.92	%(c)	3.56	%(c)	1.16%	1.29	%(c)	3.26%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	1.50%		1.52%		1.63%	1.64%		1.64%
Waiver/Reimbursement	0.14%		0.10%		—	—	%(e)	—
Net investment income (d)	3.02%		3.08%		2.98%	3.00%		2.96%
Portfolio turnover rate	8%		5%		16%	2%		9%
Net assets, end of period (000s)	$641		$570		$842	$913		$1,226

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Oregon Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class C Shares	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$12.07	$12.02	$12.24	$12.45	$12.45
Income from Investment Operations:
Net investment income (a)	0.40	0.41	0.40	0.41	0.41
Net realized and unrealized gain (loss) on investments and futures contracts	0.09	0.05	(0.21)	(0.21)	0.03
Total from investment operations	0.49	0.46	0.19	0.20	0.44
Less Distributions to Shareholders:
From net investment income	(0.40)	(0.41)	(0.41)	(0.41)	(0.40)
From net realized gains	—	—	—	—	(0.04)
Total distributions to shareholders	(0.40)	(0.41)	(0.41)	(0.41)	(0.44)
Increase from regulatory settlements	0.01	—	—	—	—
Net Asset Value, End of Period	$12.17	$12.07	$12.02	$12.24	$12.45
Total return (b)(c)	4.28%	3.88%	1.52%	1.64%	3.64%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	1.15%	1.17%	1.28%	1.29%	1.29%
Waiver/Reimbursement	0.49%	0.45%	0.35%	0.35%	0.35%
Net investment income (d)	3.34%	3.36%	3.33%	3.33%	3.31%
Portfolio turnover rate	8%	5%	16%	2%	9%
Net assets, end of period (000s)	$11,332	$7,847	$1,097	$616	$601

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Oregon Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class Z Shares	2009		2008		2007	2006		2005
Net Asset Value, Beginning of Period	$12.07		$12.02		$12.24	$12.45		$12.45
Income from Investment Operations:
Net investment income (a)	0.48		0.49		0.49	0.49		0.49
Net realized and unrealized gain (loss) on investments and futures contracts	0.09		0.05		(0.23)	(0.21)		0.03
Total from investment operations	0.57		0.54		0.26	0.28		0.52
Less Distributions to Shareholders:
From net investment income	(0.48)		(0.49)		(0.48)	(0.49)		(0.48)
From net realized gains	—		—		—	—		(0.04)
Total distributions to shareholders	(0.48)		(0.49)		(0.48)	(0.49)		(0.52)
Increase from regulatory settlements	0.01		—		—	—		—
Net Asset Value, End of Period	$12.17		$12.07		$12.02	$12.24		$12.45
Total return (b)	4.96	%(c)	4.59	%(c)	2.18%	2.31	%(c)	4.31%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	0.50%		0.52%		0.63%	0.64%		0.64%
Waiver/Reimbursement	0.14%		0.10%		—	—	%(e)	—
Net investment income (d)	4.02%		4.07%		3.98%	3.99%		3.96%
Portfolio turnover rate	8%		5%		16%	2%		9%
Net assets, end of period (000s)	$416,275		$381,162		$368,292	$380,653		$410,706

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Conservative High Yield Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class A Shares	2009		2008	2007		2006		2005
Net Asset Value, Beginning of Period	$7.61		$8.12	$8.27		$8.62		$8.69
Income from Investment Operations:
Net investment income (a)	0.50		0.51	0.52		0.50		0.48
Net realized and unrealized loss on investments, foreign currency and credit default swap contracts	(0.50)		(0.50)	(0.13)		(0.32)		(0.03)
Total from investment operations	—		0.01	0.39		0.18		0.45
Less Distributions to Shareholders:
From net investment income	(0.51)		(0.52)	(0.54)		(0.53)		(0.52)
Increase from regulatory settlements	—	(b)	—	—		—		—
Net Asset Value, End of Period	$7.10		$7.61	$8.12		$8.27		$8.62
Total return (c)	0.91%		0.07%	4.75%		2.16	%(d)	5.31%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	1.07%		1.07%	1.03%		0.97%		0.95%
Interest expense	—	%(f)	—	—	%(f)	—		—
Net expenses (e)	1.07%		1.07%	1.03%		0.97%		0.95%
Waiver/Reimbursement	—		—	—		—	%(f)	—
Net investment income (e)	7.68%		6.46%	6.25%		5.97%		5.55%
Portfolio turnover rate	67%		29%	42%		31%		40%
Net assets, end of period (000s)	$77,820		$68,496	$103,769		$170,575		$321,402

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Conservative High Yield Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class B Shares	2009		2008	2007		2006		2005
Net Asset Value, Beginning of Period	$7.61		$8.12	$8.27		$8.62		$8.69
Income from Investment Operations:
Net investment income (a)	0.45		0.45	0.46		0.44		0.42
Net realized and unrealized loss on investments, foreign currency and credit default swap contracts	(0.50)		(0.50)	(0.13)		(0.32)		(0.03)
Total from investment operations	(0.05)		(0.05)	0.33		0.12		0.39
Less Distributions to Shareholders:
From net investment income	(0.46)		(0.46)	(0.48)		(0.47)		(0.46)
Increase from regulatory settlements	—	(b)	—	—		—		—
Net Asset Value, End of Period	$7.10		$7.61	$8.12		$8.27		$8.62
Total return (c)	0.17%		(0.67)%	3.97%		1.40	%(d)	4.53%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	1.82%		1.82%	1.78%		1.72%		1.70%
Interest expense	—	%(f)	—	—	%(f)	—		—
Net expenses (e)	1.82%		1.82%	1.78%		1.72%		1.70%
Waiver/Reimbursement	—		—	—		—	%(f)	—
Net investment income (e)	6.96%		5.71%	5.50%		5.21%		4.80%
Portfolio turnover rate	67%		29%	42%		31%		40%
Net assets, end of period (000s)	$29,525		$38,175	$50,577		$66,886		$89,101

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Conservative High Yield Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class C Shares	2009		2008	2007		2006	2005
Net Asset Value, Beginning of Period	$7.61		$8.12	$8.27		$8.62	$8.69
Income from Investment Operations:
Net investment income (a)	0.46		0.47	0.47		0.45	0.43
Net realized and unrealized loss on investments, foreign currency and credit default swap contracts	(0.50)		(0.51)	(0.13)		(0.32)	(0.03)
Total from investment operations	(0.04)		(0.04)	0.34		0.13	0.40
Less Distributions to Shareholders:
From net investment income	(0.47)		(0.47)	(0.49)		(0.48)	(0.47)
Increase from regulatory settlements	—	(b)	—	—		—	—
Net Asset Value, End of Period	$7.10		$7.61	$8.12		$8.27	$8.62
Total return (c)(d)	0.31%		(0.52)%	4.13%		1.55%	4.69%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	1.67%		1.67%	1.63%		1.57%	1.55%
Interest expense	—	%(f)	—	—	%(f)	—	—
Net expenses (e)	1.67%		1.67%	1.63%		1.57%	1.55%
Waiver/Reimbursement	0.15%		0.15%	0.15%		0.15%	0.15%
Net investment income (e)	7.08%		5.88%	5.69%		5.37%	4.95%
Portfolio turnover rate	67%		29%	42%		31%	40%
Net assets, end of period (000s)	$29,380		$23,003	$33,673		$11,653	$18,002

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Conservative High Yield Fund

Selected data for a share outstanding throughout the period is as follows:

Class Y Shares	Period Ended August 31, 2009 (a)
Net Asset Value, Beginning of Period	$6.81
Income from Investment Operations:
Net investment income (b)	0.06
Net realized and unrealized gain on investments, foreign currency and credit default swap contracts	0.30
Total from investment operations	0.36
Less Distributions to Shareholders:
From net investment income	(0.07)
Net Asset Value, End of Period	$7.10
Total return (c)(d)	5.28%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)(f)	0.65%
Interest expense (e)(g)	—%
Net expenses (e)(f)	0.65%
Net investment income (e)(f)	6.92%
Portfolio turnover rate (d)	67%
Net assets, end of period (000s)	$18,373

(a)  Class Y shares commenced operations on July 15, 2009. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Not annualized.

(e)  Annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Conservative High Yield Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class Z Shares	2009		2008	2007		2006		2005
Net Asset Value, Beginning of Period	$7.61		$8.12	$8.27		$8.62		$8.69
Income from Investment Operations:
Net investment income (a)	0.52		0.53	0.54		0.52		0.50
Net realized and unrealized loss on investments, foreign currency and credit default swap contracts	(0.50)		(0.50)	(0.13)		(0.32)		(0.03)
Total from investment operations	0.02		0.03	0.41		0.20		0.47
Less Distributions to Shareholders:
From net investment income	(0.53)		(0.54)	(0.56)		(0.55)		(0.54)
Increase from regulatory settlements	—	(b)	—	—		—		—
Net Asset Value, End of Period	$7.10		$7.61	$8.12		$8.27		$8.62
Total return (c)	1.17%		0.32%	5.01%		2.42	%(d)	5.54%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	0.82%		0.82%	0.78%		0.72%		0.70%
Interest expense	—	%(f)	—	—	%(f)	—		—
Net expenses (e)	0.82%		0.82%	0.78%		0.72%		0.70%
Waiver/Reimbursement	—		—	—		—	%(f)	—
Net investment income (e)	7.94%		6.71%	6.49%		6.20%		5.80%
Portfolio turnover rate	67%		29%	42%		31%		40%
Net assets, end of period (000s)	$433,915		$443,043	$614,168		$801,811		$1,073,894

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements – Columbia Funds
August 31, 2009

Note 1. Organization

Columbia Funds Series Trust I (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Information presented in these financial statements pertains to the following series of the Trust (each a "Fund" and collectively, the "Funds"):

Columbia International Stock Fund

Columbia Mid Cap Growth Fund

Columbia Small Cap Growth Fund I

Columbia Technology Fund

Columbia Balanced Fund

Columbia Oregon Intermediate Municipal Bond Fund

Columbia Conservative High Yield Fund

All Funds currently operate as diversified funds.

Investment Objectives

Columbia International Stock Fund seeks long-term capital appreciation. Columbia Mid Cap Growth Fund seeks significant capital appreciation by investing, under normal market conditions, at least 80% of its total net assets (plus any borrowings for investment purposes) in stocks of companies with a market capitalization, at the time of initial purchase, equal to or less than the largest stock in the Russell Midcap Index. Columbia Small Cap Growth Fund I seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies with a market capitalization, at the time of initial purchase, equal to or less than the largest stock in the Standard & Poor's SmallCap 600 Index. Columbia Technology Fund seeks capital appreciation by investing, under normal market conditions, at least 80% of its total net assets (plus any borrowings for investment purposes) in stocks of technology companies that may benefit from technological improvements, advancements or developments. Columbia Balanced Fund seeks high total return by investing in common stocks and debt securities. Columbia Oregon Intermediate Municipal Bond Fund seeks a high level of income exempt from federal and Oregon income tax by investing at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities issued by the State of Oregon (and its political subdivisions, agencies, authorities and instrumentalities). Columbia Conservative High Yield Fund seeks a high level of income, with capital appreciation as a secondary goal, by investing in non-investment-grade, corporate debt securities, commonly referred to as "junk" or "high-yield" bonds.

Fund Shares

The Trust may issue an unlimited number of shares. Columbia Technology Fund, Columbia Balanced Fund and Columbia Oregon Intermediate Municipal Bond Fund each offer four classes of shares: Class A, Class B, Class C and Class Z. Columbia International Stock Fund, Columbia Small Cap Growth Fund I and Columbia Conservative High Yield Fund each offer five classes of shares: Class A, Class B, Class C, Class Y and Class Z. Columbia Mid Cap Growth Fund offers seven classes of shares: Class A, Class B, Class C, Class R, Class T, Class Y and Class Z. Each share class has its own expense structure and sales charges, as applicable. Class Y shares commenced operations effective July 15, 2009.

Effective June 22, 2009, the Funds no longer accept investments from new or existing investors in the Funds' Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of each Fund and exchanges by existing Class B shareholders of the other Columbia Funds.

With the exception of Class A shares of Columbia Oregon Intermediate Municipal Bond Fund and Columbia Conservative High Yield Fund, Class A and Class T shares are subject to a front-end sales charge of up to 5.75% based on the amount of initial investment. Class A shares of Columbia Oregon Intermediate Municipal Bond Fund and Columbia Conservative High Yield Fund are subject to a front-end sales charge of up to 3.25% and 4.75%, respectively, based on the amount of initial investment. Class A and Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year after purchase. With the exception of Class B shares of Columbia Oregon Intermediate Municipal Bond Fund, which are subject to a maximum CDSC of 3.00%, Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after

Columbia Funds, August 31, 2009 (continued)

purchase. Class R, Class Y and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class R, Class Y and Class Z shares, as described in the Funds' prospectuses.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through October 22, 2009, the date the financial statements were issued, and except as disclosed in Note 13, and noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security Valuation

Equity securities, exchange-traded funds and securities of certain investments companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Purchased options are valued at the last reported sale price, or in the absence of a sale, at the last quoted bid price. Written options are valued at the last reported sale price, or in the absence of a sale, at the last quoted ask price.

Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Credit default swap contracts are marked to market daily based upon quotations from market makers. Quotations obtained from independent pricing services use information provided by market makers.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Funds' shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be

Columbia Funds, August 31, 2009 (continued)

reflected in the computation of the Funds' net asset values. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Various inputs are used to determine the value of the Funds' investments. Management establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Management is required to provide disclosures regarding the Funds' derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their derivative contracts. For additional information on derivative instruments, please see Note 6.

Management is required to provide disclosures regarding the Funds' credit derivatives and hybrid financial instruments containing embedded credit derivatives by disclosing: (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, (iv) the nature of any recourse provisions and assets held either as collateral or by third parties, and (v) the current status of the payment/performance risk of a guarantee.

Repurchase Agreements

Each Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Funds' investment advisor, has determined are creditworthy. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A

Columbia Funds, August 31, 2009 (continued)

repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

Loan Participations and Commitments

Columbia Conservative High Yield Fund may invest in loan participations. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participation ("Selling Participant"), but not the borrower. However, the Fund assumes the credit risk of the borrower, Selling Participant and any other persons interpositioned between the Fund and the borrower. The Fund may not directly benefit from the collateral supporting the senior loan which it has purchased from the Selling Participant.

Delayed Delivery Securities

Certain Funds may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Funds to subsequently invest at less advantageous prices. Each Fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount equal to the delayed delivery commitment.

Treasury Inflation Protected Securities

Columbia Balanced Fund may invest in treasury inflation protected securities ("TIPS"). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. Interest payments are based on the adjusted principal at the time the interest is paid. These adjustments are recorded as interest income on the Statements of Operations.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statements of Operations.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis.

Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Funds become aware of such, net of any non-reclaimable tax withholdings.

Awards from class action litigation are recorded as a reduction of cost if the Funds still own the applicable securities on the payment date. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

The value of additional securities received as an income payment is recorded as income and as the cost basis of such securities.

Columbia Funds, August 31, 2009 (continued)

Expenses

General expenses of the Trust are allocated to the Funds and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to a Fund are charged to such Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statements of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class for Columbia Oregon Intermediate Municipal Bond Fund and Columbia Conservative High Yield Fund. For the remaining Funds, income, expenses (other than class-specific expenses, as shown on the Statements of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund based on the relative net assets of each class of that Fund.

Federal Income Tax Status

Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax-exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Capital Gains Taxes

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Funds accrue for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders

Distributions from net investment income for Columbia International Stock Fund, Columbia Mid Cap Growth Fund, Columbia Small Cap Growth Fund I and Columbia Technology Fund, if any, are declared and paid annually. Distributions from net investment income for Columbia Balanced Fund, if any, are declared and paid quarterly. Distributions from net investment income for Columbia Oregon Intermediate Municipal Bond Fund and Columbia Conservative High Yield Fund are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown because this would involve future claims against a Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to each Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended August 31, 2009, permanent book and tax basis differences resulting primarily from differing treatments for net operating loss reclassifications, foreign currency transactions, expiring capital loss carryforwards, paydown reclassifications, distribution reclassifications, Passive Foreign Investment Company adjustments, proceeds from litigation settlements, market discount reclassifications and

Columbia Funds, August 31, 2009 (continued)

discount accretion/premium amortization on debt securities were identified and reclassified among the components of each Funds' net assets as follows:

	Undistributed (Overdistributed) Net Investment Income/ Accumulated Net Investment Loss	Accumulated Net Realized Gain (Loss)	Paid-In Capital
Columbia International Stock Fund	$(6,473,667)	$27,791,121	$(21,317,454)
Columbia Mid Cap Growth Fund	291,481	1,278,063	(1,569,544)
Columbia Small Cap Growth Fund I	2,785,254	(1)	(2,785,253)
Columbia Technology Fund	1,798,048	(606)	(1,797,442)
Columbia Balanced Fund	160,983	(160,983)	—
Columbia Oregon Intermediate Municipal Bond Fund	319,462	(136,464)	(182,998)
Columbia Conservative High Yield Fund	1,496,927	(1,399,654)	(97,273)

Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years ended August 31, 2009 and August 31, 2008 was as follows:

	August 31, 2009
	Tax-Exempt Income	Ordinary Income*	Long-Term Capital Gains	Total
Columbia International Stock Fund	$—	$39,369	$22,733,031	$22,772,400
Columbia Mid Cap Growth Fund	—	250	28,439,602	28,439,852
Columbia Small Cap Growth Fund I	—	—	—	—
Columbia Technology Fund	—	—	—	—
Columbia Balanced Fund	—	4,817,150	—	4,817,150
Columbia Oregon Intermediate Municipal Bond Fund	16,013,698	290,035	—	16,303,733
Columbia Conservative High Yield Fund	—	38,792,318	—	38,792,318

Columbia Funds, August 31, 2009 (continued)

	August 31, 2008
	Tax-Exempt Income	Ordinary Income*	Long-Term Capital Gains	Total
Columbia International Stock Fund	$—	$72,484,263	$120,917,872	$193,402,135
Columbia Mid Cap Growth Fund	—	67,860,029	146,420,479	214,280,508
Columbia Small Cap Growth Fund I	—	7,557,491	24,654,752	32,212,243
Columbia Technology Fund	—	6,856,684	14,787,370	21,644,054
Columbia Balanced Fund	—	5,285,251	1,048,831	6,334,082
Columbia Oregon Intermediate Municipal Bond Fund	15,579,086	—	—	15,579,086
Columbia Conservative High Yield Fund	—	45,392,403	—	45,392,403

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of August 31, 2009, the components of distributable earnings on a tax basis were as follows:

	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
Columbia International Stock Fund	$—	$14,290,496	$—	$29,249,249
Columbia Mid Cap Growth Fund	—	418,848	—	162,350,264
Columbia Small Cap Growth Fund I	—	—	—	83,307,359
Columbia Technology Fund	—	—	—	44,357,038
Columbia Balanced Fund	—	844,205	—	19,664,212
Columbia Oregon Intermediate Municipal Bond Fund	693,883	—	—	13,348,924
Columbia Conservative High Yield Fund	—	2,087,603	—	5,178,198

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales, PFIC adjustments, discount accretion/premium amortization on debt securities and identified straddle loss deferrals.

Unrealized appreciation and depreciation at August 31, 2009, based on cost of investments for federal income tax purposes, excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, were:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
Columbia International Stock Fund	$73,904,493	$(44,655,244)	$29,249,249
Columbia Mid Cap Growth Fund	193,890,245	(31,539,981)	162,350,264
Columbia Small Cap Growth Fund I	99,956,379	(16,649,020)	83,307,359
Columbia Technology Fund	47,030,505	(2,673,467)	44,357,038
Columbia Balanced Fund	26,736,629	(7,072,417)	19,664,212
Columbia Oregon Intermediate Municipal Bond Fund	18,929,134	(5,580,210)	13,348,924
Columbia Conservative High Yield Fund	23,936,436	(18,758,238)	5,178,198

Columbia Funds, August 31, 2009 (continued)

The following capital loss carryforwards, determined as of August 31, 2009, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	2010	2013	2014	2015	2016	2017	Total
Columbia International Stock Fund	$36,290,283	$—	$—	$—	$—	$59,458,342	$95,748,625
Columbia Mid Cap Growth Fund	—	—	—	—	—	106,558,441	106,558,441
Columbia Small Cap Growth Fund I	—	—	—	—	—	50,644,545	50,644,545
Columbia Technology Fund	—	—	—	—	—	89,694,106	89,694,106
Columbia Balanced Fund	—	—	—	—	—	5,769,283	5,769,283
Columbia Oregon Intermediate Municipal Bond Fund	—	19,562	—	—	—	68,683	88,245
Columbia Conservative High Yield Fund	9,535,110	—	975,147	22,859,341	5,603,050	40,533,191	79,505,839

Capital loss carryforwards that were utilized and/or expired during the year ended August 31, 2009 were as follows:

Columbia International Stock Fund	$14,151,400
Columbia Mid Cap Growth Fund	1,376,842

Of the remaining capital loss carryforwards attributable to Columbia International Stock Fund, $36,290,283 ($36,290,283 expiring August 31, 2010) remain from Columbia International Stock Fund's merger with Columbia International Equity Fund. The availability of the remaining capital loss carryforwards may be limited in a given year.

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of August 31, 2009, post-October capital losses attributed to security transactions were deferred to September 1, 2009, as follows:

Capital Losses
Columbia International Stock Fund	$177,793,391
Columbia Mid Cap Growth Fund	215,954,307
Columbia Small Cap Growth Fund I	75,137,911
Columbia Technology Fund	75,245,506
Columbia Balanced Fund	11,402,987
Columbia Oregon Intermediate Municipal Bond Fund	136,753
Columbia Conservative High Yield Fund	68,230,698

Management is required to determine whether a tax position of the Funds is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by each Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Funds' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory, administrative and other services to the Funds. In rendering investment advisory services to the Funds with the exception of Columbia Oregon Intermediate Municipal Bond Fund, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd, an affiliate of

Columbia Funds, August 31, 2009 (continued)

Columbia. Columbia receives a monthly investment advisory fee based on each Fund's average daily net assets at the following annual rates:

	First $500 Million	$500 Million to $1 Billion	$1 Billion to $1.5 Billion	$1.5 Billion to $3 Billion	$3 Billion to $6 Billion	Over $6 Billion
Columbia International Stock Fund	0.87%	0.82%	0.77%	0.72%	0.70%	0.68%
Columbia Mid Cap Growth Fund	0.82%	0.75%	0.72%	0.67%	0.67%	0.67%
Columbia Small Cap Growth Fund I	0.87%	0.82%	0.77%	0.77%	0.77%	0.77%
Columbia Technology Fund	0.87%	0.82%	0.77%	0.77%	0.77%	0.77%
Columbia Balanced Fund	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Columbia Oregon Intermediate Municipal Bond Fund	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Columbia Conservative High Yield Fund	0.60%	0.55%	0.52%	0.49%	0.49%	0.49%

For the year ended August 31, 2009, the effective investment advisory fee rates for the Funds, as a percentage of each Fund's average daily net assets, were as follows:

Effective Fee Rate
Columbia International Stock Fund	0.87%
Columbia Mid Cap Growth Fund	0.79%
Columbia Small Cap Growth Fund I	0.87%
Columbia Technology Fund	0.87%
Columbia Balanced Fund	0.50%
Columbia Oregon Intermediate Municipal Bond Fund	0.50%
Columbia Conservative High Yield Fund	0.60%

Pricing and Bookkeeping Fees

The Funds have entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Funds. The Funds have also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Funds. Under the State Street Agreements, each Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of each Fund for the month. The aggregate fee per Fund will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Funds also reimburse State Street for certain out-of-pocket expenses and charges.

The Funds have entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Funds reimburse Columbia for out-of-pocket expenses.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent.

Columbia Funds, August 31, 2009 (continued)

The Funds pay a monthly fee to the Transfer Agent for its services. All share classes with the exception of Class Y shares (the "Other Share Classes"), pay a monthly service fee (the "aggregate fee") based on the following:

(i)  An annual rate of $17.34 is applied to the aggregate number of open accounts for the Other Share Classes, and

(ii)  An allocated portion of fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

The aggregate fee is allocated to the Other Share Classes based on the relative average daily net assets of each share class.

The Class Y shares of Columbia International Stock Fund, Columbia Mid Cap Growth Fund, Columbia Small Cap Growth Fund I and Columbia Conservative High Yield Fund pay a monthly service fee based on the following:

(i)  An annual rate of $17.34 is applied to the aggregate number of open accounts for Class Y shares, and

(ii)  An allocated portion of fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

The Transfer Agent is also entitled to receive reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on the combined assets held in the Other Share Classes in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Such fees are allocated to the Other Share Classes based on the relative average daily net assets of each share class. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Funds.

Prior to January 12, 2009, the Transfer Agent voluntarily waived transfer agent fees up to 0.10% of Columbia International Stock Fund's average daily net assets. For the year ended August 31, 2009, the Transfer Agent waived transfer agent fees of $211,614.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below each Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statements of Operations. For the year ended August 31, 2009, no minimum account balance fees were charged by the Funds.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Funds' shares. For the year ended August 31, 2009, the Distributor has retained net underwriting discounts on sales of Class A and Class T shares and received net CDSC fees on Class A, Class B, Class C and Class T share redemptions as follows:

	Front-End Sales Charge		CDSC
	Class A	Class T	Class A	Class B	Class C	Class T
Columbia International Stock Fund	$5,544	$—	$518	$11,608	$340	$—
Columbia Mid Cap Growth Fund	7,851	126	136	9,579	1,459	—
Columbia Small Cap Growth Fund I	15,319	—	1,794	4,599	13,038	—
Columbia Technology Fund	16,620	—	6,561	45,466	14,176	—
Columbia Balanced Fund	19,806	—	1	9,543	423	—
Columbia Oregon Intermediate Municipal Bond Fund	5,749	—	—	839	3,336	—
Columbia Conservative High Yield Fund	14,276	—	3	40,997	2,360	—

Columbia Funds, August 31, 2009 (continued)

The Funds have adopted distribution and shareholder servicing plans pursuant to Rule 12b-1 under the 1940 Act (the "Plans") which require the payment of a monthly service and distribution fee to the Distributor based on the average daily net assets of each Fund at the following annual rates:

	Distribution Fee
	Class A (a)	Class B	Class C	Class R
Columbia International Stock Fund	—	0.75%	0.75%	—
Columbia Mid Cap Growth Fund	0.10%	0.75%	0.75%	0.50%
Columbia Small Cap Growth Fund I	0.10%	0.75%	0.75%	—
Columbia Technology Fund	0.10%	0.75%	0.75%	—
Columbia Balanced Fund	0.10%	0.75%	0.75%	—
Columbia Oregon Intermediate Municipal Bond Fund	0.10%	0.75%	0.75%	—
Columbia Conservative High Yield Fund	0.10%	0.75%	0.75%	—

	Service Fee
	Class A (a)	Class B	Class C
Columbia International Stock Fund	0.25%	0.25%	0.25%
Columbia Mid Cap Growth Fund	0.25%	0.25%	0.25%
Columbia Small Cap Growth Fund I	0.25%	0.25%	0.25%
Columbia Technology Fund	0.25%	0.25%	0.25%
Columbia Balanced Fund	0.25%	0.25%	0.25%
Columbia Oregon Intermediate Municipal Bond Fund	0.25%	0.25%	0.25%
Columbia Conservative High Yield Fund	0.25%	0.25%	0.25%

(a)  Except for Columbia International Stock Fund, the Funds may pay distribution and service fees up to a maximum of 0.35% of each Fund's average daily net assets attributable to Class A shares (comprised of up to 0.25% for shareholder liaison services and up to 0.10% for distribution services), but currently limit such fees to an aggregate fee of not more than 0.25% of each Fund's average daily net assets attributable to Class A shares.

The Distributor has voluntarily agreed to waive a portion of the distribution and service fees for Class C shares so that the combined fees do not exceed the annual rate of 0.65% of the average daily net assets of the Class C shares of Columbia Oregon Intermediate Municipal Bond Fund, and 0.85% of the average daily net assets of the Class C shares of Columbia Conservative High Yield Fund. These arrangements may be modified or terminated by the Distributor at any time.

The CDSC and the distribution fees received from the Plans are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Shareholder Services Fees

Columbia Mid Cap Growth Fund has adopted shareholder services plans that permit the Fund to pay for certain services provided to Class T shareholders by its financial advisors. The Fund may pay shareholder service fees up to an aggregate annual rate of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of an annual rate of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but such fees will not exceed the Fund's net investment income attributable to Class T shares. Columbia Mid Cap Growth Fund limits such fees to an aggregate annual rate of not more than 0.30% of the Fund's average daily net assets attributable to Class T shares for shareholder liaison services and administrative support services.

Expense Limits and Fee Reimbursements

Effective January 1, 2009, Columbia has voluntarily agreed to reimburse a portion of the Funds' expenses so that the Funds' ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges

Columbia Funds, August 31, 2009 (continued)

relating to overdrafts, if any), after giving effect to any balance credits from the Funds' custodian, do not exceed the following annual rates, based on each Fund's average daily net assets:

Annual Rate
Columbia International Stock Fund	1.15%
Columbia Mid Cap Growth Fund	1.05%
Columbia Small Cap Growth Fund I	1.10%
Columbia Technology Fund	1.20%
Columbia Balanced Fund	0.95%
Columbia Conservative High Yield Fund	0.80%

Columbia, in its discretion, may revise or discontinue these arrangements at any time.

Columbia has contractually agreed to bear a portion of Columbia Oregon Intermediate Municipal Bond Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.50% of the Fund's average daily net assets through December 31, 2009. There is no guarantee that this arrangement will continue after December 31, 2009.

Prior to January 1, 2009, Columbia voluntarily agreed to bear a portion of Columbia Technology Fund's expenses so that the Fund's total operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, did not exceed the annual rate of 1.65% of the Fund's average daily net assets.

Fees Paid to Officers and Trustees

All officers of the Funds are employees of Columbia or its affiliates and, with the exception of the Funds' Chief Compliance Officer, receive no compensation from the Funds. The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Chief Compliance Officer. Each Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

As a result of fund mergers, certain Funds assumed the liabilities of the deferred compensation plan of the acquired fund, which are included in "Trustees' fees" on the Statements of Assets and Liabilities. The deferred compensation plan may be terminated at any time. Any payments to plan participants are paid solely out of the Funds' assets.

Other Related Party Transactions

In connection with the purchase and sale of its securities during the period, the Funds used several brokers that are affiliates of BOA. Total brokerage commissions paid to affiliated brokers for the year ended August 31, 2009 were as follows:

Columbia International Stock Fund	$112,358
Columbia Mid Cap Growth Fund	17,764
Columbia Small Cap Growth Fund I	19,273
Columbia Technology Fund	11,300
Columbia Balanced Fund	945

Note 5. Custody Credits

Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statements of Operations. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

For the year ended August 31, 2009, these custody credits reduced total expenses for the Funds as follows:

	Custody Credits
Columbia International Stock Fund	$—	*
Columbia Mid Cap Growth Fund	160
Columbia Small Cap Growth Fund I	1,139
Columbia Technology Fund	348
Columbia Balanced Fund	7
Columbia Oregon Intermediate
Municipal Bond Fund	2,264
Columbia Conservative High Yield Fund	134

*  Rounds to less than $1.

Columbia Funds, August 31, 2009 (continued)

Note 6. Objectives and Strategies for Investing in Derivatives Instruments

Columbia International Stock Fund, Columbia Mid Cap Growth Fund, Columbia Balanced Fund and Columbia Conservative High Yield Fund use derivatives instruments, including futures contracts, options, credit default swaps and forwards contracts, in order to meet each fund's objectives. Each Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on analysis of various risk factors, and if the strategies for investment do not work as intended, each Fund may not achieve its objectives.

In pursuit of the Funds' investment objectives, the Funds are exposed to the following market risks:

Equity Risk: Equity risk relates to change in value of equity securities such as common stocks due to general market conditions, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, or adverse investor sentiment. Equity securities generally have greater price volatility than fixed income securities.

Interest Rate Risk: Interest rate risk refers to the fluctuation in value of fixed income securities because of the inverse relationship of price and yield. Fixed income securities generally will decline in value upon an increase in general interest rates, and their value generally will increase upon a decline in general interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security that is denominated in a foreign currency. The U.S. dollar value of a foreign-currency-denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

The following notes provide more detailed information about each derivative type held by the Funds:

Futures Contracts—Each of Columbia Balanced Fund and Columbia Oregon Intermediate Municipal Bond Fund entered into interest rate futures contracts and Columbia International Stock Fund entered into stock index futures contracts to manage the Funds' exposure to the securities markets and/or movements in interest rates.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, or (3) an inaccurate prediction of the future direction of interest rates by Columbia. Upon entering into a futures contract, the Funds pledge cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Funds' Statements of Assets and Liabilities.

Options—Each of Columbia International Stock Fund and Columbia Mid Cap Growth Fund had written covered call options to decrease the Funds' exposure to equity risk and to increase return on instruments. A written covered call option becomes more valuable as the price of the underlying instruments depreciate relative to the strike price.

Writing put options tends to increase the Funds' exposure to the underlying instrument. When the Funds write a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security transaction to determine the realized gain or loss. The Funds, as writers of an option, have no control over whether the underlying security may be sold (call) or purchased (put) and as a result bear the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk that the Funds may not be able to enter into a closing transaction because of an illiquid market. The Funds' custodian will set aside cash or liquid portfolio securities

Columbia Funds, August 31, 2009 (continued)

equal to the amount of the written options contract commitment in a separate account.

The Funds may also purchase put and call options. Purchasing call options tends to increase the Funds' exposure to the underlying instrument. Purchasing put options tends to decrease the Funds' exposure to the underlying instrument. The Funds may pay a premium, which is included in the Funds' Statements of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the amounts paid (call) or offset against the proceeds (put) on the underlying security to determine the realized gain or loss. If the Funds enter into a closing transaction, the Funds will realize a gain or loss, depending on whether the proceeds from the closing transaction are greater or less than the cost of the option.

Forward Foreign Currency Exchange Contracts—Columbia International Stock Fund entered into forward foreign currency exchange contracts to shift its investment exposure from one currency to another. The Fund used forward contracts to shift its U.S. dollar exposure in order to achieve a representative weighted mix of major currencies in it benchmark and/or to recover an underweight country exposure in its portfolio.

Columbia Conservative High Yield Fund entered into forward foreign currency exchange contracts for the purpose of shifting foreign currency exposure back to U.S. dollars.

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Funds may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Funds may also enter into these contracts to reduce the exposure to adverse price movements in certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are generally used to reduce the exposure to foreign exchange rate fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Funds' portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Funds could also be exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

Credit Default Swaps—During the reporting period, Columbia Conservative High Yield Fund entered into credit default swap transactions as a protection provider to increase exposure to a credit or basket of credits that could not be established efficiently and economically through purchase of individual bonds. At August 31, 2009, the Fund did not have any open credit default swap contracts.

Credit default swaps are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a negative credit event take place. The Fund may receive an upfront payment as the protection seller or make an upfront payment as the protection buyer. Credit default swaps are marked to market daily based on quotations from market makers and any change is recorded as unrealized appreciation/depreciation on the Statements of Assets and Liabilities. Periodic payments received or made are recorded as a realized gain or loss and premiums received or made are amortized on the Statements of Operations.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Columbia Funds, August 31, 2009 (continued)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

The following table is a summary of the Funds' value of derivative investments as of August 31, 2009.

	Fair Value of Derivative Instruments
	Assets			Liabilities
	Statements of Assets and Liabilities Fair Value			Statements of Assets and Liabilities Fair Value
Funds	Futures Variation Margin*	Written Options	Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	Unrealized Depreciation on Forward Foreign Currency Exchange Contracts
Columbia International Stock Fund	$—	$41,310	$2,677,427	$1,171,957
Columbia Balanced Fund	6,000	—	—	—
Columbia Conservative High Yield Fund	—	—	—	39,255

*  Includes only the current day's variation margin.

The Effect of Derivative Instruments on the Statements of Operations for the year ended August 31, 2009.

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income					Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Funds	Risk Exposure	Futures Contracts	Written Options	Credit Default Swaps	Unrealized Appreciation (Depreciation) on Forward Foreign Currency Exchange Contracts	Futures Contracts	Written Options	Credit Default Swaps	Unrealized Depreciation on Forward Foreign Currency Exchange Contracts
Columbia International Stock Fund	Equity and Foreign Exchange Rate	$312,044	$721,003	$—	$(13,519,447)	$—	$(103,334)	$—	$6,447,130
Columbia Mid Cap Growth Fund	Equity and Foreign Exchange Rate	—	250,550	—	—	—	(20,300)	—	—

Columbia Funds, August 31, 2009 (continued)

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income				Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Funds	Risk Exposure	Futures Contracts	Credit Default Swaps	Unrealized Appreciation (Depreciation) on Forward Foreign Currency Exchange Contracts	Futures Contracts	Unrealized Depreciation on Forward Foreign Currency Exchange Contracts
Columbia Balanced Fund	Interest Rate	$(176,021)	$—	$—	$7,980	$—
Columbia Oregon Intermediate Municipal Bond Fund	Interest Rate	176,711	—	—	—	—
Columbia Conservative High Yield Fund	Credit and Foreign Exchange Rate	—	(177,056)	107,952	—	(36,980)

Note 7. Portfolio Information

For the year ended August 31, 2009, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Funds were as follows:

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Columbia International Stock Fund	$—	$—	$617,860,021	$734,524,344
Columbia Mid Cap Growth Fund	—	—	1,495,536,394	1,505,548,006
Columbia Small Cap Growth Fund I	—	—	801,973,396	544,455,022
Columbia Technology Fund	—	—	673,759,934	699,651,285
Columbia Balanced Fund	30,745,012	26,580,339	192,431,855	152,770,141
Columbia Oregon Intermediate Municipal Bond Fund	—	—	57,971,315	31,400,595
Columbia Conservative High Yield Fund	—	—	372,234,470	308,521,666

Note 8. Regulatory Settlements

As of August 31, 2009, the following Funds had received payments relating to certain regulatory settlements with third parties that the Funds had participated in during the year. The payments have been included in "Increase from regulatory settlements" on the Statements of Changes in Net Assets. The payments were as follows:

Columbia International Stock Fund	$7,166,056
Columbia Mid Cap Growth Fund	253,476
Columbia Oregon Intermediate Municipal Bond Fund	182,996
Columbia Conservative High Yield Fund	97,269

Columbia Funds, August 31, 2009 (continued)

Note 9. Redemption Fees

Columbia International Stock Fund may impose a 2.00% redemption fee on the proceeds of fund shares that are redeemed within 60 days of purchase. The redemption fee is designed to offset brokerage commissions and other costs associated with short term trading of fund shares. The redemption fees, which are retained by the Fund, are accounted for as an addition to paid-in capital and are allocated to each class based on the relative net assets at the time of the redemption. For the year ended August 31, 2009, the redemption fees for Class A, Class B, Class C, Class Y and Class Z shares of Columbia International Stock Fund amounted to $2,367, $123, $203, $14 and $6,168, respectively.

Note 10. Line of Credit

The Funds and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum are accrued and apportioned among the participating funds pro rata based on their relative net assets. Prior to October 16, 2008, the Funds and other affiliated funds participated in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Interest on the committed line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets. Interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charged an annual operations agency fee of $40,000 for the committed line of credit and was able to charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended August 31, 2009, the average daily loan balance outstanding on days where borrowing existed, and the weighted average interest rate of each Fund that borrowed were as follows:

	Average Borrowings	Weighted Average Interest Rate
Columbia International Stock Fund	$2,074,359	1.27%
Columbia Conservative High Yield Fund	1,900,000	0.78%

Note 11. Shares of Beneficial Interest

As of August 31, 2009, six Funds had shareholders whose shares were beneficially owned by participant accounts over which BOA and/or any of its affiliates had either sole or joint investment discretion. The percentages of shares of beneficial interest outstanding held therein are as follows:

% of Shares Outstanding Held
Columbia International Stock Fund	55.7
Columbia Mid Cap Growth Fund	38.6
Columbia Small Cap Growth Fund I	38.2
Columbia Technology Fund	10.1
Columbia Balanced Fund	14.6
Columbia Conservative High Yield Fund	39.0

Columbia Funds, August 31, 2009 (continued)

As of August 31, 2009, six Funds had shareholders that held greater than 5% of the shares outstanding of a Fund, over which BOA and/or any of its affiliates did not have investment discretion. The number of accounts and the percentages of shares of beneficial interest outstanding held therein are as follows:

	Number of Shareholders	% of Shares Outstanding Held
Columbia Mid Cap Growth Fund	1	6.2
Columbia Small Cap Growth Fund I	2	17.1
Columbia Technology Fund	3	27.9
Columbia Balanced Fund	1	7.9
Columbia Oregon Intermediate Municipal Bond Fund	1	17.1
Columbia Conservative High Yield Fund	1	12.8

Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds.

Note 12. Significant Risks and Contingencies

Sector Focus Risk

Certain Funds may focus their investments in certain sectors, subjecting them to greater risk than a fund that is less focused.

High-Yield Securities Risk

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Foreign Securities Risk

There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Geographic Concentration Risk

Columbia Oregon Intermediate Municipal Bond Fund had greater than 5% of its total net assets on August 31, 2009, invested in debt obligations issued by the state of Oregon and its political subdivisions, agencies and public authorities. This Fund is more susceptible to economic and political factors adversely affecting issuers of the state's municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

Concentration of Credit Risk

Columbia Oregon Intermediate Municipal Bond Fund holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. At August 31, 2009, private insurers who insured greater than 5% of the total investments of Columbia Oregon Intermediate Municipal Bond Fund were as follows:

Insurer	% of Total Net Assets
National Public Finance Guarantee Corp.	13.3
Financial Security Assurance, Inc.	10.1
Financial Guaranty Insurance Corp.	11.2
Ambac Assurance Corp.	5.0

Columbia Funds, August 31, 2009 (continued)

At October 13, 2009, National Public Finance Guarantee Corp., Financial Guaranty Insurance Corp., Ambac Assurance Corp. and Financial Security Assurance, Inc. were rated by Standard & Poor's A, non rated, CC and AAA, respectively.

Tax Development Risk

Columbia Oregon Intermediate Municipal Bond Fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of Columbia Oregon Intermediate Municipal Bond Fund, you may be required to file an amended tax return as a result.

Legal Proceedings

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the SEC (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $140 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to reduce management fees for certain funds in the Columbia family of mutual funds in a projected total of $160 million over five years through November 30, 2009 and to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $140 million in settlement amounts described above has been substantially distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia"), Columbia Funds Distributor, Inc. (now named Columbia Management Distributors, Inc.) (the "Distributor"), the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the United States District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

Columbia Funds, August 31, 2009 (continued)

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

Note 13. Subsequent Events

Bank of America Corporation, the indirect parent company of Columbia, entered into an agreement dated September 29, 2009 to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. The transaction ("Transaction") includes a sale of the part of the asset management business that advises long-term mutual funds, including the Funds. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010.

On October 15, 2009, the committed line of credit discussed in Note 10 was renewed on amended terms. Pursuant to the amended terms, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets. The annual operations agency fee of $20,000 was waived.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareholders of Columbia Funds Series Trust I

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia International Stock Fund, Columbia Mid Cap Growth Fund, Columbia Small Cap Growth Fund I, Columbia Technology Fund, Columbia Balanced Fund, Columbia Oregon Intermediate Municipal Bond Fund and Columbia Conservative High Yield Fund (constituting part of Columbia Funds Series Trust I, hereafter collectively referred to as the "Funds") at August 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 22, 2009

Federal Income Tax Information (Unaudited)

Columbia International Stock Fund

Foreign taxes paid during the fiscal year ended August 31, 2009, of $1,876,804 are being passed through to shareholders. This represents $0.04 per share. Eligible shareholders may claim this amount as a foreign tax credit.

Gross income derived from sources within foreign countries was $17,758,569 ($0.35 per share) for the fiscal year ended August 31, 2009.

The Fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Columbia Balanced Fund

For non-corporate shareholders 39.98% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Fund for the fiscal year ended August 31, 2009 may represent qualified dividend income.

39.14% of the ordinary income distributed by the Fund for the fiscal year ended August 31, 2009, qualifies for the corporate dividends received deduction.

The Fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Columbia Oregon Intermediate Municipal Bond Fund

98.22% of the distributions from net investment income will be treated as exempt income for federal income tax purposes.

The Fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
John D. Collins (Born 1938)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 66, Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007) and Chairman of the Board (since 2009)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 66, Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); and The Helios Funds (exchange-traded funds)

Douglas A. Hacker (Born 1955)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President—Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 66, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason&Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 66, None

Charles R. Nelson (Born 1942)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008 Consultant on econometric and statistical matters. Oversees 66, None

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
John J. Neuhauser (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael's College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 66, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children's Environmental Health Center, New York. Oversees 66, None

Patrick J. Simpson (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 66, None

Thomas C. Theobald (Born 1937)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004; Managing Director, William Blair Capital Partners (private equity investing) from September 1994 to September 2004. Oversees 66, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager—Global Education Industry (from 1994 to 1997), President-Application Systems Division (from 1991 to 1994), Chief Financial Officer—US Marketing&Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 66, None

Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William E. Mayer[1] (Born 1940)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997. Oversees 66, Lee Enterprises (print media),WRHambrecht + Co. (financial (investment company) service provider); BlackRock Kelso Capital Corporation

1  The Funds currently treat Mr. Mayer as an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Officers

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer—Columbia Funds, from June 2008 to January 2009; Treasurer—Columbia Funds, from October 2003 to May 2008; Treasurer—the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000-December 2006; Senior Vice President—Columbia Management Advisors, LLC, from April 2003 to December 2004; President—Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer—Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004—Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)

One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Fund Governance (continued)

Officers (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Chief Accounting Officer and Treasurer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

Julian Quero (Born 1967)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969)

One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President—Fund Treasury of the Advisor since October 2004; Vice President—Trustee Reporting of the Advisor from April 2002 to October 2004.

Stephen T. Welsh (Born 1957)

One Financial Center Boston, MA 02111 Vice President (since 1996)	President, Columbia Management Services, Inc. since July 2004; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

Important Information About This Report – Columbia Funds

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of the Columbia Funds.

A description of the policies and procedures that each fund uses to determine how to vote proxies and a copy of each fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how each fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how each fund voted proxies relating to portfolio securities is also available from the funds' website, www.columbiamanagement.com.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, contact your Columbia Management representative or financial advisor or go to www.columbiafunds.com.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC
100 Federal Street
Boston, MA 02110

Columbia Management®

One Financial Center
Boston, MA 02111-2621

PRSRT STD
U.S. Postage
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Holliston, MA
Permit NO. 20

Columbia Management®

Columbia Funds

Annual Report, August 31, 2009

©2009 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-42/23528-0809 (10/09) 09/90896

Annual Report

August 31, 2009

Columbia Federal Securities Fund

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

[1]

The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

President’s Message

Dear Shareholder:

We are pleased to provide this shareholder report detailing your fund’s performance, portfolio holdings and financial statements. We hope this information is helpful in monitoring your investments as we work through these challenging economic times. We recognize that you have entrusted us with your money and want you to know that our professional investment teams work to interpret the latest economic and market trends with the goal of optimizing portfolio construction for our clients.

The first half of 2009 was defined by extremes. The multiyear lows we witnessed in the early months gave way to a stunning rally for the U.S. financial markets in the spring. A global market rebound may be underway, thanks to the massive fiscal and aggressive monetary policies of governments around the world. As of the June 30 market close, the S&P 500 Index1 was trading at nearly 16.6 times its 2009 Wall Street consensus earnings estimates with a sharp increase of nearly 36% since March 9. More mixed economic news has yet to provide the all-clear signal for investors, although economic activity has started to firm up. We believe this challenging economic environment makes it even more important to work with professional money managers while continuing to invest for life events like retirement, college planning, home improvements and career changes.

Retirement income planning has become an increasingly significant focus in the lives of millions of Americans. Recent economic conditions make it even more important to manage short-term obligations such as mortgages, monthly bills and credit card debt while also taking the steps necessary to prepare for or maximize retirement benefits. Better nutrition and medical services can result in U.S. citizens living longer, healthier lives. This means the risk of outliving one’s assets in retirement is very real without proper planning. Financial security and retirement planning is an ongoing process that requires active management of your savings, investments and risks. We encourage you to review your retirement plan regularly so you’ll be better able to meet your retirement needs in the future.

We recognize that economic uncertainty creates great challenges for many investors. Our professional investment teams work diligently to help investors navigate through difficult markets. Thank you for your business and for the opportunity to work together towards your investment goals.

Sincerely,

J. Kevin Connaughton

President, Columbia Funds

On September 29, 2009, Bank of America Corporation entered into an agreement to sell a portion of the asset management business of Columbia Management Group, LLC. Please see Note 13 of the Notes to Financial Statements for additional information.

Past performance is no guarantee of future results.

Fund Profile – Columbia Federal Securities Fund

Summary

■	For the 12-month period that ended August 31, 2009, the fund’s Class A shares returned 6.04% without sales charge.
■

In a period that was generally volatile for all financial assets, the returns of the fund, its benchmark, the Citigroup Government/Mortgage Index[1], and the average fund in its peer group—the Lipper General U.S. Government Funds Classification[2]—were all solidly positive.

■

The fund lost ground against its benchmark during the first half of the period, when a flight-to-quality market prevailed, and had a modest shortfall against its competition in the second half of the period, when the market rewarded risk-taking.

Portfolio Management

Jonathan P. Carlson has co-managed the fund since June 2007 and has been with the advisor since June 2007.

Michael Zazzarino has co-managed the fund since December 2007 and has been with the advisor since July 2007.

[1]

The Citigroup Government/Mortgage Index is a combination of the Citigroup U.S. Government Index and the Citigroup Mortgage Index. The Government Index tracks the performance of the Treasury and government-sponsored indices within the U.S. Broad Investment Grade (BIG) Bond Index. The Mortgage Index tracks the performance of the mortgage component of the U.S. BIG Bond Index, comprising 30- and 15-year GNMA, FNMA and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 08/31/09

+6.04% Class A Shares (without sales charge)

+8.29% Citigroup Government/Mortgage Index

Morningstar Style BoxTM

Fixed Income Maturity

The Morningstar Style Box™ reveals a fund’s investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate or long). Information shown is based on the most recent data provided by Morningstar.

1

Economic Update – Columbia Federal Securities Fund

During the 12-month period that began September 1, 2008 and ended August 31, 2009, the U.S. economy faced the worst financial crisis since the Great Depression, then steadied itself as steps taken by a new administration began to show results in the second half of the period. Economic growth, as measured by gross domestic product, contracted by more than 6% in the second half of 2008. The decline for the first half of 2009 is expected to be less severe, and hopes for a late 2009 recovery have been encouraged by the Federal Reserve Board (the Fed) Chairman Bernanke. The lapse from growth has resulted in the longest — and most severe — recession in nearly three decades.

The labor market shed more than six million jobs between 2008 and 2009, raising the unemployment rate to 9.7% and virtually wiping out all of the jobs gained since the last recession. Manufacturing activity slowed and consumer spending declined. The beleaguered housing market continued to lose ground as prices fell and inventories rose. However, mortgage purchase applications increased late in the period, buoyed by low interest rates and an $8,000 first-time home buyer tax credit. Late in 2008, consumer confidence, as measured by the Conference Board, plummeted to its lowest point ever. However, it has since stabilized and turned higher near the end of the period.

Troubles that began in the U.S. subprime mortgage market resulted in a meltdown within the U.S. financial sector that claimed several major institutions in 2008 and led others to seek bailouts, restructuring or both. New rigorous lending standards severely limited access to credit, further hampering economic growth. In this environment, a new administration sought to stabilize the financial system, address economic woes and introduce sweeping health care reform. Stimulus spending began to flow into the economy, raising hopes that growth would be restored in the second half of 2009. In December 2008, the Fed lowered a key short-term borrowing rate — the federal funds rate — to between zero and 0.25% — a record low. In light of protracted economic weakness, we believe the Fed is unlikely to tighten its reins on money until the economy and the labor markets stabilize.

Summary

For the 12-month period that ended August 31, 2009

■	Stocks lost ground, as measured by the S&P 500 Index and the MSCI EAFE Index, but cut their losses in a rebound that began half way through the period.

S&P Index	MSCI EAFE Index

–18.25%	–14.95%

■

As investors appeared to exhibit more tolerance for risk, the Barclays Capital Aggregate Bond Index delivered positive results. High-yield bonds rebounded strongly, as measured by the JPMorgan Developed BB High Yield Index.

Barclays Aggregate Index	JPMorgan Index

7.94%	6.51%

2

Economic Update (continued) – Columbia Federal Securities Fund

Bonds outperformed stocks

As investors sought refuge from a volatile stock market, the highest quality sectors of the U.S. bond market delivered modest gains. During the first half of the period, Treasury prices rose and yields declined sharply as the economy faltered and stock market volatility increased. As hopes for a recovery materialized in the second half of the period, yields rose and Treasuries lagged riskier segments of the bond market. The benchmark 10-year U.S. Treasury yield began the period at 3.8%, declined to 2.2% in December 2008, then rose to end the period at 3.4%. In this environment, the Barclays Capital Aggregate Bond Index1 (formerly the Lehman Brothers U.S. Aggregate Bond Index) returned 7.94%. High-yield bond prices fell sharply in 2008 as economic prospects weakened and default fears rose, then rebounded strongly in 2009. For the 12-month period, the JPMorgan Developed BB High Yield Index2 returned 6.51%.

Stocks retreated, then rebounded

Against a weakening economic backdrop, the U.S. stock market lost 18.25% for the 12-month period, as measured by the S&P 500 Index. 3 Losses affected the stocks of companies of all sizes and investment style categories, as measured by their respective Russell indices.4 Stock markets outside the U.S. suffered losses that were nearly as substantial. The MSCI EAFE Index,5 a broad gauge of stock market performance in foreign developed markets, lost 14.95% (in U.S. dollars) for the period. Emerging stock markets were also caught in the downdraft, but bounced back stronger than domestic or developed world markets in 2009. The MSCI Emerging Markets Index6 returned negative 9.95% (in U.S. dollars).

Past performance is no guarantee of future results.

[1]

The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

[2]	The JPMorgan Developed BB High Yield Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market.

[3]	The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

[4]

The Russell 1000 Index tracks the performance of 1,000 of the largest U.S. companies, based on market capitalization. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

[5]

The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australasia and the Far East.

[6]

The Morgan Stanley Capital International Emerging Markets Index (MSCI EMI) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of June 2006, the MSCI Emerging Markets Index consisted of the following 25 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia Federal Securities Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.98
Class B	1.73
Class C	1.73
Class Z	0.73

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Net asset value per share

as of 08/31/09 ($)
Class A	10.72
Class B	10.72
Class C	10.72
Class Z	10.72
Distributions declared per share

09/01/08 – 08/31/09 ($)
Class A	0.37
Class B	0.29
Class C	0.31
Class Z	0.40

Performance of a $10,000 investment 09/01/99 – 08/31/09

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Federal Securities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Citigroup Government/Mortgage Index is a combination of the Citigroup U.S. Government Index and the Citigroup Mortgage Index. The Government Index tracks the performance of the Treasury and government-sponsored indices within the U.S. Broad Investment Grade (BIG) Bond Index. The Mortgage Index tracks the performance of the mortgage component of the U.S. BIG Bond Index, comprising 30- and 15-year GNMA, FNMA and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 09/01/99 – 08/31/09 ($)

Sales charge	without	with
Class A	16,905	16,102
Class B	15,693	15,693
Class C	15,926	15,926
Class Z	17,330	n/a

Average annual total return as of 08/31/09 (%)

Share class	A		B		C		Z
Inception	03/30/84		06/08/92		08/01/97		01/11/99
Sales charge	without	with	without	with	without	with	without
1-year	6.04	1.01	5.25	0.25	5.40	4.40	6.31
5-year	4.17	3.16	3.39	3.04	3.55	3.55	4.43
10-year	5.39	4.88	4.61	4.61	4.76	4.76	5.65

Average annual total return as of 09/30/09 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
1-year	6.32	1.27	5.52	0.52	5.68	4.68	6.58
5-year	4.27	3.26	3.49	3.14	3.64	3.64	4.53
10-year	5.33	4.82	4.55	4.55	4.71	4.71	5.59

The “with sales charge” returns include the maximum initial sales charge of 4.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or expense reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes a shareholder may pay on fund distributions or on the redemption of fund shares.

4

Understanding Your Expenses – Columbia Federal Securities Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their Financial intermediary firm, contact your Financial intermediary firm to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

03/01/09 – 08/31/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,023.39	1,020.42	4.85	4.84	0.95
Class B	1,000.00	1,000.00	1,019.61	1,016.64	8.65	8.64	1.70
Class C	1,000.00	1,000.00	1,020.42	1,017.39	7.89	7.88	1.55
Class Z	1,000.00	1,000.00	1,024.70	1,021.68	3.57	3.57	0.70

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Manager’s Report – Columbia Federal Securities Fund

For the 12-month period that ended August 31, 2009, Columbia Federal Securities Fund Class A shares returned 6.04% without sales charge. The fund’s benchmark, the Citigroup Government/Mortgage Index, returned 8.29%. The fund underperformed its benchmark because it had less exposure to Treasury securities than its benchmark, which consists exclusively of Treasury and government agency securities. Treasuries and agencies were strong performers in the risk-averse environment of late 2008.

Relative performance in the fixed-income market over the past twelve months was largely determined by risk exposure within a particular index or fund. In September 2008, following the collapse of Lehman Brothers, investors flocked to the safety of Treasury securities, making the Citigroup Government/Mortgage Index a difficult benchmark to compete with, given the broader diversification of most funds in the peer group.

The fund also gave up some ground to the benchmark in the first half of 2009 because of rising interest rates. When rates rise, it is desirable to keep a bond portfolio’s duration as low as possible. (Duration is a measure of a portfolio’s interest-rate sensitivity, determined by the maturities and coupons of the portfolio’s combined holdings.) While we kept the fund’s duration at or near its statutory minimum of three years, the benchmark had dipped well below that level when rates fell to historic lows in late 2008. Although we changed the fund’s prospectus in the first quarter of 2009 to allow for durations as low as one year, the fund’s performance lagged the benchmark until this change was effected.

Risk aversion trend reversed in 2009

The market’s aversion to risk in 2008 was a powerful trend, but it eventually reversed itself in 2009, aided by the federal government. By directing multi-billion dollar investments into specific market segments, federal programs such as TALF (Term Asset-Backed Loan Facility) and PPIP (Public-Private Investment Program) provided liquidity to markets and confidence to investors. In that spirit, we upped the fund’s commitment to agency mortgages as early as December 2008. The fund added steadily to its risk exposure, continuing the theme of targeting those sectors receiving government support. We invested in asset-backed securities because of TALF and invested in Commercial Mortgage-Backed securities (CMBS) when a new version of TALF came out in March. We retained both overweight positions through the end of the period, but we divested much of the fund’s agency mortgage position when we judged that sector’s relative valuation had become too rich. We also increased the fund’s corporate bond position beginning in March 2009, on the belief that improved market conditions would also benefit banks, brokers, insurance companies and other companies that owned these assets. To offset the potential riskiness of these holdings in the finance sector, we invested heavily in defensive sectors, such as utilities, which also performed nicely.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

30-day SEC yields

as of 08/31/09 (%)
Class A	2.97
Class B	2.37
Class C	2.52
Class Z	3.36

The 30-day SEC yields reflect the fund’s earning power net of expenses, expressed as an annualized percentage of the public offering price at the end of the period.

Average life breakdown

as of 08/31/09 (%)
0-1 year	3.6
1-5 years	55.3
5-10 years	33.6
10-20 years	4.1
20+ years	3.4

Average life is the expected maturity of a bond and is calculated as a percentage of senior securities.

Top 5 Sectors

as of 08/31/09 (%)
Mortgage backed securities	41.5
Government & agency obligations	39.1
Asset backed securities	6.1
Commercial mortgage backed securities	5.0
Corporate fixed-income bonds & note	4.3

Table excludes investments in collateral for securities lending and short-term obligation.

6

Portfolio Manager’s Report (continued) – Columbia Federal Securities Fund

Despite our efforts to reintroduce risk into the portfolio, which were clearly additive to returns, we believe that the fund had generally less risk than funds in its peer group for the 12-month period. Some competitors were able to devote more portfolio space to riskier sectors compared to the fund, which cannot allocate more than 20% of total assets to non-Treasury, i.e. sectors riskier than Treasuries, and the fund’s exposure at the end of the period was 15.5%. Others were willing to anticipate or even speculate in 2008, which runs contrary to this fund’s conservative investment style. While the slight shortfall is disappointing, we decided early in 2009 that the portfolio would be managed versus the benchmark, not its competition, and on that basis its relative performance in 2009 was quite strong.

Looking ahead

As we look ahead, we remain comfortable with the fund’s risk exposure. We have made no decisive bets on the future course of interest rates, although the portfolio’s current duration is slightly longer than the index as something of a hedge: If there is another flight to quality, the fund’s corporate and CMBS positions would be vulnerable, but lower interest rates would presumably reward a longer duration. Mindful of the potential risks of inflation, we have avoided longer maturities and have instead concentrated the fund’s investments in the five to 10-year segment of the market.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

7

Investment Portfolio – Columbia Federal Securities Fund

August 31, 2009

Mortgage-Backed Securities – 41.5%

	Par ($)	Value ($)
Federal Home Loan Mortgage Corp.
3.652% 05/01/18 (a)	14,797	14,824
3.792% 07/01/19 (a)	32,118	32,235
4.359% 02/01/18 (a)	16,326	16,347
5.599% 08/01/37 (a)	4,789,003	5,025,095
5.703% 06/01/37 (a)	4,357,017	4,581,166
5.714% 06/01/36 (a)	5,651,095	5,946,154
6.000% 03/01/38	46,005,188	48,561,531
6.000% 05/01/38	13,381,205	14,113,544
7.000% 08/01/29	9	10
7.500% 03/01/16	356	359
8.000% 09/01/09	292	295
8.000% 12/01/11	623	635
8.000% 05/01/16	29	31
8.000% 04/01/17	43,539	47,135
8.500% 06/01/17	288	312
8.500% 09/01/17	8,027	8,684
8.500% 09/01/20	39,670	42,915
9.000% 12/01/16	2,376	2,623
9.000% 12/01/18	3,893	4,290
9.000% 01/01/22	58,677	65,390
9.250% 07/01/10	75	76
9.250% 10/01/19	12,449	13,822
9.500% 04/01/11	485	517
9.500% 05/01/12	961	1,041
9.500% 04/01/16	614	681
9.500% 07/01/16	721	804
9.500% 09/01/16	688	766
9.500% 10/01/16	3,520	3,910
9.500% 09/01/20	270	300
9.500% 06/01/21	8,878	9,869
9.750% 09/01/16	4,519	4,983
10.000% 09/01/18	496	520
10.000% 11/01/19	36,017	40,494
10.250% 09/01/09	150	152
10.250% 06/01/10	189	192
10.250% 10/01/10	3,013	3,111
10.500% 01/01/16	41,473	46,314
10.500% 06/01/17	57,684	62,639
10.500% 08/01/19	7,628	8,545
10.500% 09/01/19	4,967	5,052
10.500% 01/01/20	23,356	26,093
10.500% 04/01/21	2,107	2,233
11.250% 10/01/09	42	42
11.250% 02/01/10	111	112
11.250% 04/01/11	7,617	8,310
11.250% 10/01/12	1,383	1,411
11.250% 08/01/13	9,903	10,060
11.250% 02/01/15	306	311
11.250% 09/01/15	5,554	6,428

	Par ($)	Value ($)
11.250% 12/01/15	21,447	24,755
11.500% 02/01/15	25,315	27,010

Federal National Mortgage Association
2.700% 07/01/27 (a)	16,427	16,333
3.000% 11/01/19 (a)	2,624	2,606
3.125% 06/01/19 (a)	12,608	12,719
3.145% 07/01/20 (a)	6,009	6,022
3.276% 12/01/17 (a)	12,253	12,286
3.349% 06/01/20 (a)	17,312	17,302
3.478% 03/01/18 (a)	80,788	80,878
3.959% 08/01/19 (a)	21,342	21,086
5.030% 05/01/24	3,545,000	3,564,393
5.157% 12/01/31 (a)	34,117	35,179
5.199% 08/01/36 (a)	14,818	14,980
5.500% 04/01/36	24,813,548	25,944,212
5.500% 02/01/37	55,973,361	58,375,187
5.637% 10/01/37 (a)	3,966,501	4,163,472
6.000% 01/01/24	141,716	150,130
6.000% 02/01/24	102,654	108,702
6.000% 03/01/24	643,073	680,963
6.000% 04/01/24	510,262	540,369
6.000% 05/01/24	232,062	245,736
6.000% 08/01/24	63,935	67,702
6.000% 01/01/26	1,849	1,963
6.000% 03/01/26	33,526	35,594
6.000% 04/01/26	1,390	1,476
6.000% 05/01/26	5,430	5,765
6.500% 08/01/10	2,949	3,055
6.500% 12/01/10	200	207
6.500% 04/01/11	3,858	4,111
6.500% 10/01/22	22,370	23,976
6.500% 09/01/25	22,357	24,227
6.500% 11/01/25	95,695	103,700
6.500% 05/01/26	169,435	183,608
6.500% 09/01/28	9,891	10,712
6.500% 12/01/28	12,591	13,637
6.500% 01/01/29	94,392	102,229
6.500% 06/01/29	86,722	93,814
6.565% 07/01/16	4,492,702	5,016,484
7.000% 07/01/10	1,048	1,064
7.000% 09/01/10	1,968	1,997
7.000% 10/01/10	773	784
7.000% 10/01/12	7,347	7,729
7.000% 08/01/23	87,540	96,375
7.000% 10/01/23	23,647	26,034
7.000% 11/01/23	37,790	41,603
7.000% 02/01/27	4,735	5,207
7.500% 12/01/09	622	626
7.500% 02/01/10	58	59
7.500% 06/01/10	507	515

See Accompanying Notes to Financial Statements.

8

Columbia Federal Securities Fund

August 31, 2009

Mortgage-Backed Securities (continued)

	Par ($)	Value ($)
7.500% 11/01/11	385	395
7.500% 12/01/14	265	288
7.500% 01/01/17	26,661	29,744
7.500% 02/01/18	9,996	11,157
7.500% 10/01/23	11,388	12,618
7.500% 12/01/23	49,414	54,751
8.000% 03/01/13	1,147	1,257
8.000% 11/01/15	794	897
8.000% 06/01/25	1,697	1,915
8.000% 08/01/27	23,154	26,151
8.000% 02/01/30	1,635	1,850
8.000% 03/01/30	3,167	3,583
8.000% 08/01/30	1,860	2,104
8.000% 10/01/30	29,572	33,452
8.000% 11/01/30	141,736	160,332
8.000% 12/01/30	45,070	50,984
8.000% 01/01/31	225,198	254,720
8.000% 02/01/31	729	824
8.000% 04/01/31	21,822	24,686
8.000% 05/01/31	34,185	38,673
8.000% 08/01/31	1,379	1,560
8.000% 09/01/31	50,243	56,837
8.000% 12/01/31	10,002	11,315
8.000% 04/01/32	81,437	92,124
8.000% 05/01/32	298,771	337,973
8.000% 06/01/32	290,897	329,066
8.000% 07/01/32	4,464	5,050
8.000% 08/01/32	6,931	7,840
8.000% 10/01/32	22,574	25,536
8.000% 11/01/32	63,831	72,206
8.000% 02/01/33	86,952	98,361
8.000% 03/01/33	28,917	32,505
8.500% 06/01/15	1,615	1,736
8.500% 02/01/17	1,535	1,679
8.500% 09/01/21	11,714	11,835
9.000% 12/01/09	115	117
9.000% 04/01/15	3,722	3,841
9.000% 04/01/16	186	190
9.000% 07/01/16	2,326	2,547
9.000% 09/01/16	413	417
9.000% 01/01/17	18	19
9.000% 08/01/17	1,205	1,218
9.000% 05/01/18	11,678	12,783
9.000% 09/01/19	751	759
9.000% 11/01/19	24	25
9.000% 07/01/20	89	91
9.000% 08/01/21	58,895	59,551
9.000% 06/01/22	2,503	2,583
9.000% 09/01/24	14,535	15,983
9.500% 12/01/10	64	65
9.500% 06/01/16	28,352	31,194

	Par ($)	Value ($)
9.500% 02/01/17	1,546	1,645
9.500% 01/01/19	111,336	121,698
9.500% 04/01/20	86,214	94,667
9.500% 07/15/21	272,815	306,949
9.500% 08/01/21	126,115	142,105
10.500% 03/01/14	391	395
10.500% 12/01/15	3,580	3,762
11.000% 08/01/15	2,289	2,340
TBA,
4.500% 12/01/39 (b)	18,900,000	19,000,397

Government National Mortgage Association
4.375% 05/20/22 (a)	23,427	23,936
4.375% 06/20/23 (a)	15,702	16,051
4.625% 08/20/22 (a)	4,591	4,718
5.000% 04/20/39	50,844,506	52,415,776
6.000% 12/15/10	8,747	9,090
6.500% 06/15/23	9,230	9,835
6.500% 08/15/23	1,388	1,479
6.500% 09/15/23	11,966	12,751
6.500% 10/15/23	26,395	28,126
6.500% 11/15/23	99,440	105,964
6.500% 12/15/23	42,028	44,785
6.500% 01/15/24	35,340	37,893
6.500% 02/15/24	30,325	32,516
6.500% 03/15/24	73,457	78,765
6.500% 04/15/24	15,240	16,341
6.500% 05/15/24	20,786	22,232
6.500% 07/15/24	83,087	88,585
6.500% 09/15/25	29,024	31,151
6.500% 12/15/25	23,564	25,290
6.500% 01/15/28	19,428	21,038
6.500% 02/15/28	29,986	32,472
6.500% 07/15/28	83,312	90,218
6.500% 08/15/28	55,926	60,562
6.500% 10/15/28	53,710	58,162
6.500% 11/15/28	15,107	16,360
6.500% 12/15/28	160,844	174,177
6.500% 01/15/29	108,836	117,790
6.500% 02/15/29	31,174	33,739
7.000% 03/15/22	7,863	8,648
7.000% 04/15/22	1,152	1,267
7.000% 10/15/22	2,026	2,228
7.000% 10/15/22	921	1,013
7.000% 11/15/22	7,529	8,280
7.000% 01/15/23	116,067	127,613
7.000% 03/15/23	1,179	1,297
7.000% 05/15/23	73,030	80,295
7.000% 06/15/23	16,611	18,263
7.000% 07/15/23	4,106	4,514
7.000% 10/15/23	43,032	47,312

See Accompanying Notes to Financial Statements.

9

Columbia Federal Securities Fund

August 31, 2009

Mortgage-Backed Securities (continued)

	Par ($)	Value ($)
7.000% 12/15/23	37,790	41,555
7.000% 01/15/24	1,758	1,936
7.000% 03/15/24	617	679
7.000% 10/15/24	31,762	34,931
7.000% 09/15/25	2,997	3,299
7.000% 10/15/25	77,862	85,702
7.000% 12/15/25	31,680	34,870
7.000% 01/15/26	30,471	33,530
7.000% 02/15/26	34,604	38,078
7.000% 03/15/26	5,001	5,505
7.000% 04/15/26	3,504	3,857
7.000% 05/15/26	1,495	1,645
7.000% 06/15/26	46,175	50,811
7.000% 11/15/26	46,453	51,127
7.000% 12/15/26	731	805
7.000% 01/15/27	3,149	3,467
7.000% 02/15/27	348	383
7.000% 04/15/27	3,823	4,208
7.000% 09/15/27	32,319	35,581
7.000% 10/15/27	52,685	58,004
7.000% 11/15/27	132,265	145,617
7.000% 12/15/27	229,554	252,729
7.000% 01/15/28	10,127	11,155
7.000% 02/15/28	39,229	43,184
7.000% 03/15/28	135,655	149,409
7.000% 04/15/28	69,840	76,931
7.000% 05/15/28	19,642	21,637
7.000% 06/15/28	5,277	5,813
7.000% 07/15/28	296,810	326,940
7.000% 07/15/28	11,242	12,383
7.000% 09/15/28	17,440	19,210
7.000% 12/15/28	89,475	98,558
7.000% 01/15/29	1,112	1,227
7.000% 03/15/29	19,113	21,090
7.000% 04/15/29	32,129	35,450
7.000% 05/15/29	19,485	21,499
7.000% 06/15/29	14,884	16,422
7.000% 07/15/29	53,195	58,696
7.000% 08/15/29	32,247	35,580
7.000% 09/15/29	18,377	20,276
7.000% 10/15/29	7,610	8,397
7.500% 04/15/22	17,386	19,382
7.500% 10/15/23	30,003	33,492
7.500% 08/15/25	122,870	137,422
7.500% 10/15/25	10,698	11,965
7.500% 12/15/25	44,067	49,285
8.000% 11/15/14	11,673	12,581
8.000% 06/20/17	120,706	132,992
8.000% 06/15/22	63,167	71,327
8.000% 02/15/23	74,943	84,760
8.000% 03/20/23	396	447

	Par ($)	Value ($)
8.000% 06/15/23	1,285	1,453
8.000% 07/15/26	29,284	33,229
8.000% 07/15/29	2,773	3,153
8.500% 12/15/21	3,794	4,329
8.500% 01/15/22	61,482	70,222
8.500% 09/15/22	2,856	3,253
8.500% 11/20/22	38,596	43,926
8.500% 12/15/22	3,358	3,830
8.750% 12/15/21	101,779	115,509
8.850% 01/15/19	33,558	37,432
8.850% 05/15/19	58,832	65,625
9.000% 05/15/16	19,012	20,787
9.000% 06/15/16	8,233	9,001
9.000% 07/15/16	21,326	23,317
9.000% 08/15/16	698	763
9.000% 09/15/16	19,251	21,048
9.000% 10/15/16	24,586	26,882
9.000% 11/15/16	7,132	7,799
9.000% 11/20/16	56,232	61,254
9.000% 12/15/16	737	807
9.000% 01/15/17	54,520	60,587
9.000% 02/15/17	1,385	1,540
9.000% 03/20/17	21,602	23,918
9.000% 05/15/17	2,444	2,716
9.000% 06/15/17	17,994	19,996
9.000% 06/20/17	89,542	99,145
9.000% 07/15/17	460	510
9.000% 09/15/17	5,470	6,079
9.000% 10/15/17	8,036	8,765
9.000% 12/15/17	4,998	5,568
9.000% 04/20/18	73,756	81,893
9.000% 05/20/18	26,205	29,096
9.000% 12/15/19	327	366
9.000% 04/15/20	975	1,113
9.000% 05/20/21	1,783	2,034
9.000% 09/15/21	179	205
9.000% 02/15/25	81,578	94,090
9.250% 10/15/16	64,724	71,278
9.250% 05/15/18	14,209	15,790
9.250% 07/15/21	33,960	38,568
9.250% 09/15/21	30,803	34,982
9.500% 10/15/09	466	472
9.500% 12/20/24	10,926	12,494
9.500% 01/20/25	7,183	8,430
10.000% 12/15/17	1,194	1,329
10.000% 07/20/18	17,083	19,013
10.000% 11/15/18	486	541
10.000% 03/15/19	349	390
10.000% 11/15/20	11,274	12,695
10.500% 02/15/10	286	296
10.500% 09/15/10	130	135

See Accompanying Notes to Financial Statements.

10

Columbia Federal Securities Fund

August 31, 2009

Mortgage-Backed Securities (continued)

	Par ($)	Value ($)
10.500% 06/15/11	6,857	7,297
10.500% 06/15/12	7,748	8,272
10.500% 11/15/13	8,508	9,310
10.500% 08/15/15	1,210	1,342
10.500% 09/15/15	16,510	18,306
10.500% 10/15/15	5,759	6,379
10.500% 12/15/15	82	91
10.500% 01/15/16	11,663	13,011
10.500% 01/20/16	121	134
10.500% 02/15/16	5,404	6,029
10.500% 03/15/16	3,869	4,311
10.500% 07/15/17	11,561	12,914
10.500% 10/15/17	843	941
10.500% 11/15/17	38,227	42,702
10.500% 12/15/17	22,689	25,345
10.500% 01/15/18	7,710	8,628
10.500% 02/15/18	19,756	22,161
10.500% 03/15/18	12,641	14,180
10.500% 04/15/18	22,387	25,111
10.500% 06/15/18	5,971	6,688
10.500% 07/15/18	42,610	47,797
10.500% 09/15/18	5,039	5,652
10.500% 10/15/18	4,933	5,535
10.500% 12/15/18	9,270	10,415
10.500% 02/15/19	7,245	8,156
10.500% 03/15/19	2,241	2,522
10.500% 04/15/19	35,185	39,609
10.500% 05/15/19	31,932	35,931
10.500% 06/15/19	41,365	46,525
10.500% 06/20/19	7,511	8,425
10.500% 07/15/19	80,946	91,122
10.500% 07/20/19	3,569	4,004
10.500% 08/15/19	20,251	22,796
10.500% 08/20/19	10,440	11,618
10.500% 09/15/19	8,692	9,738
10.500% 09/20/19	7,778	8,724
10.500% 10/15/19	3,904	4,395
10.500% 12/15/19	22,541	25,376
10.500% 03/15/20	8,034	9,045
10.500% 05/15/20	6,749	7,598
10.500% 07/15/20	16,379	18,440
10.500% 08/15/20	10,609	11,944
10.500% 09/15/20	10,589	11,919
10.500% 11/15/20	1,922	2,164
10.500% 12/15/20	716	805
10.500% 01/15/21	2,546	2,860
10.500% 08/15/21	88,309	98,723
11.000% 12/15/09	55	55
11.000% 01/15/10	6	6
11.000% 02/15/10	252	259
11.000% 03/15/10	216	217

	Par ($)	Value ($)
11.000% 07/15/10	2,131	2,200
11.000% 08/15/10	2,048	2,112
11.000% 09/15/10	8,203	8,448
11.000% 10/15/10	95	97
11.000% 11/15/10	1,057	1,088
11.000% 04/15/11	2,177	2,315
11.000% 02/15/13	661	694
11.000% 07/15/13	7,470	8,173
11.000% 08/15/15	21,601	24,174
11.000% 09/15/15	14,556	16,229
11.000% 10/15/15	6,936	7,763
11.000% 11/15/15	43,159	47,826
11.000% 12/15/15	38,595	43,192
11.000% 01/15/16	20,050	22,297
11.000% 02/15/16	2,416	2,701
11.000% 03/15/16	3,074	3,431
11.000% 07/15/16	32,818	36,496
11.000% 08/15/18	2,131	2,372
11.000% 09/15/18	52,214	58,496
11.000% 11/15/18	8,387	9,396
11.000% 12/15/18	29,791	33,375
11.000% 06/20/19	4,856	5,406
11.000% 07/20/19	166	184
11.000% 09/20/19	2,819	3,142
11.000% 12/15/20	10,621	11,949
11.500% 03/15/10	309	322
11.500% 04/15/10	618	643
11.500% 07/15/10	1,449	1,508
11.500% 09/15/10	8,063	8,393
11.500% 10/15/10	3,413	3,554
11.500% 01/15/13	14,800	16,336
11.500% 02/15/13	37,953	42,052
11.500% 03/15/13	66,509	73,705
11.500% 04/15/13	51,596	56,933
11.500% 05/15/13	79,847	88,023
11.500% 06/15/13	48,239	53,275
11.500% 07/15/13	39,755	44,143
11.500% 08/15/13	13,115	14,473
11.500% 09/15/13	12,717	14,121
11.500% 11/15/13	5,488	6,095
11.500% 01/15/14	2,904	3,249
11.500% 02/15/14	4,635	5,186
11.500% 08/15/15	2,757	3,112
11.500% 09/15/15	7,804	8,468
11.500% 10/15/15	15,660	17,702
11.500% 11/15/15	5,802	6,551
11.500% 12/15/15	4,352	4,914
11.500% 01/15/16	5,940	6,746
11.500% 02/15/16	4,427	4,840
11.500% 02/20/16	7,489	8,370
11.500% 11/15/17	7,178	8,188

See Accompanying Notes to Financial Statements.

11

Columbia Federal Securities Fund

August 31, 2009

Mortgage-Backed Securities (continued)

	Par ($)	Value ($)
11.500% 12/15/17	3,152	3,595
11.500% 01/15/18	1,936	2,202
11.500% 02/15/18	2,807	3,193
11.500% 02/20/18	668	712
11.500% 05/15/18	4,175	4,749
11.500% 11/15/19	3,505	3,998
11.750% 07/15/13	7,074	7,799
11.750% 07/15/15	33,558	37,740
12.000% 11/15/12	2,598	2,847
12.000% 12/15/12	58,557	64,275
12.000% 01/15/13	53,748	59,479
12.000% 02/15/13	32,339	35,849
12.000% 03/15/13	5,736	6,312
12.000% 05/15/13	5,096	5,621
12.000% 08/15/13	10,289	11,368
12.000% 09/15/13	43,060	47,478
12.000% 09/20/13	1,516	1,677
12.000% 10/15/13	5,067	5,621
12.000% 12/15/13	8,396	9,321
12.000% 01/15/14	8,779	9,676
12.000% 01/20/14	694	769
12.000% 02/15/14	26,013	28,950
12.000% 02/20/14	12,873	14,191
12.000% 03/15/14	68,374	76,293
12.000% 03/20/14	5,853	6,479
12.000% 04/15/14	45,019	50,413
12.000% 05/15/14	70,280	78,693
12.000% 06/15/14	22,062	24,801
12.000% 07/15/14	6,998	7,836
12.000% 08/20/14	957	1,061
12.000% 01/15/15	10,693	11,981
12.000% 02/15/15	30,687	34,786
12.000% 03/15/15	21,269	23,745
12.000% 03/20/15	171	191
12.000% 04/15/15	27,579	31,191
12.000% 05/15/15	10,654	11,986
12.000% 06/15/15	16,229	18,266
12.000% 07/15/15	15,198	16,881
12.000% 09/20/15	7,967	8,999
12.000% 10/15/15	6,347	7,059
12.000% 11/15/15	5,815	6,592
12.000% 12/20/15	1,115	1,244
12.000% 02/15/16	5,008	5,827
12.000% 02/20/16	797	887
12.250% 02/15/14	9,071	10,319
12.250% 03/15/14	4,011	4,563
12.250% 04/15/14	13,141	14,947
12.500% 04/15/10	5,768	6,025
12.500% 05/15/10	9,034	9,362
12.500% 06/15/10	15,774	16,456
12.500% 07/15/10	4,954	5,178

	Par ($)	Value ($)
12.500% 08/15/10	2,915	3,022
12.500% 10/15/10	6,221	6,507
12.500% 11/15/10	17,226	17,950
12.500% 12/15/10	29,870	31,242
12.500% 01/15/11	3,010	3,221
12.500% 05/15/11	6,052	6,555
12.500% 10/15/13	21,114	23,875
12.500% 10/20/13	15,412	17,365
12.500% 11/15/13	78,469	88,723
12.500% 12/15/13	16,482	18,270
12.500% 01/15/14	18,044	20,677
12.500% 05/15/14	55,478	63,114
12.500% 06/15/14	31,054	35,500
12.500% 07/20/14	1,835	1,962
12.500% 08/15/14	5,386	6,172
12.500% 09/20/14	1,426	1,628
12.500% 12/15/14	32,798	37,584
12.500% 01/15/15	40,353	46,434
12.500% 04/15/15	1,881	2,161
12.500% 05/15/15	9,557	10,991
12.500% 05/20/15	2,237	2,565
12.500% 06/15/15	5,428	6,247
12.500% 07/15/15	12,972	14,930
12.500% 07/20/15	2,388	2,701
12.500% 08/15/15	18,088	20,818
12.500% 10/15/15	25,980	29,901
12.500% 11/20/15	7,187	8,243
13.000% 01/15/11	12,384	12,876
13.000% 02/15/11	9,551	10,238
13.000% 03/15/11	9,751	10,492
13.000% 04/15/11	21,027	22,569
13.000% 06/15/11	5,018	5,370
13.000% 06/15/12	2,804	2,913
13.000% 10/15/12	8,499	9,463
13.000% 11/15/12	4,528	5,062
13.000% 12/15/12	1,656	1,838
13.000% 02/15/13	9,097	10,319
13.000% 05/15/13	2,282	2,600
13.000% 09/15/13	2,738	3,067
13.000% 09/20/13	6,736	7,645
13.000% 10/15/13	28,980	32,905
13.000% 06/15/14	20,511	23,738
13.000% 07/15/14	12,221	14,150
13.000% 07/20/14	1,381	1,563
13.000% 09/15/14	16,880	19,505
13.000% 10/15/14	2,902	3,339
13.000% 11/15/14	21,777	25,243
13.000% 12/15/14	6,099	7,061
13.000% 03/15/15	2,432	2,795
13.000% 06/15/15	4,024	4,777
13.500% 05/15/10	1,727	1,831

See Accompanying Notes to Financial Statements.

12

Columbia Federal Securities Fund

August 31, 2009

Mortgage-Backed Securities (continued)

	Par ($)	Value ($)
13.500% 06/15/10	284	301
13.500% 07/15/10	396	420
13.500% 10/15/10	2,933	3,108
13.500% 04/15/11	2,016	2,224
13.500% 05/15/11	13,359	14,696
13.500% 10/15/12	625	711
13.500% 11/15/12	16,485	18,764
13.500% 06/15/13	2,583	3,012
13.500% 07/15/14	1,421	1,684
13.500% 08/15/14	1,217	1,442
13.500% 08/20/14	4,261	4,960
13.500% 09/15/14	3,090	3,661
13.500% 09/20/14	3,849	4,544
13.500% 10/15/14	3,181	3,769
13.500% 11/15/14	9,194	10,893
13.500% 11/20/14	12,698	14,963
13.500% 12/15/14	2,990	3,542
13.500% 12/20/14	4,036	4,765
13.500% 01/15/15	4,506	5,398
13.500% 02/20/15	6,957	8,196
13.500% 04/15/15	3,212	3,848
13.500% 06/15/15	3,903	4,675
14.000% 06/15/11	1,707	1,891
15.000% 09/15/11	7,810	8,751
15.000% 07/15/12	1,059	1,226

Total Mortgage-Backed Securities (cost of $255,081,307)		261,186,924

Government & Agency Obligations – 39.1%

U.S. Government Agencies – 6.5%
Federal Home Loan Bank
5.375% 03/11/16	8,130,000	9,065,608
5.375% 06/10/16	28,020,000	31,249,417

Small Business Administration
8.200% 10/01/11	42,463	43,493
8.250% 11/01/11	87,180	89,657
9.150% 07/01/11	27,895	28,705

U.S. Government Agencies Total		40,476,880

U.S. Government Obligations – 32.6%
U.S. Treasury Bonds
4.500% 02/15/36 (c)	11,080,000	11,658,243
8.750% 08/15/20 (c)	7,946,000	11,506,801

U.S. Treasury Notes
0.875% 03/31/11 (c)	12,205,000	12,232,181
0.875% 05/31/11 (c)	16,288,000	16,303,913
1.375% 03/15/12 (c)	49,378,000	49,497,594
1.750% 03/31/14 (c)	1,330,000	1,302,152

	Par ($)	Value ($)
1.875% 02/28/14 (c)	32,970,000	32,514,091
1.875% 04/30/14 (c)	3,000	2,948
2.625% 04/30/16	39,480,000	38,681,162
2.750% 02/15/19 (c)	18,393,000	17,411,568
3.125% 09/30/13 (c)	7,775,000	8,118,196

U.S. Treasury STRIPS
11/15/21 (c)(d)	10,000,000	5,986,590

U.S. Government Obligations Total		205,215,439

Total Government & Agency Obligations (cost of $244,487,793)		245,692,319

Asset-Backed Securities – 6.1%
American Express Credit Account Master Trust
0.303% 12/15/13 (a)	1,415,000	1,397,726

BMW Vehicle Lease Trust
2.040% 04/15/11	2,185,000	2,194,781

Capital One Multi-Asset Execution Trust
0.343% 05/15/13 (a)	1,985,000	1,973,146
4.700% 06/15/15	125,000	131,909

Chase Issuance Trust
2.400% 06/17/13	3,300,000	3,341,855
4.260% 05/15/13	3,210,000	3,352,861

Citibank Credit Card Issuance Trust
0.623% 08/20/14 (a)	4,415,000	4,343,510
2.023% 03/17/14 (a)	4,415,000	4,511,316

CPL Transition Funding LLC
5.960% 07/15/15	585,000	638,385

Discover Card Master Trust
0.969% 06/15/15 (a)	4,415,000	4,262,513
1.573% 12/15/14 (a)	4,415,000	4,421,137

Entergy Gulf States Reconstruction Funding LLC
5.510% 10/01/13	366,609	389,563

Ford Credit Auto Owner Trust
5.150% 11/15/11	159,082	162,880

Honda Auto Receivables Owner Trust
2.310% 05/15/13	2,475,000	2,484,508
2.790% 01/15/13	1,370,000	1,389,292

Massachusetts RRB Special Purpose Trust WMECO-1
6.530% 06/01/15	72,270	78,833

Nissan Auto Receivables Owner Trust
3.800% 10/15/10	2,032,781	2,044,422

See Accompanying Notes to Financial Statements.

13

Columbia Federal Securities Fund

August 31, 2009

Asset-Backed Securities (continued)

	Par ($)	Value ($)
Small Business Administration
7.600% 01/01/12	49,476	50,930
8.650% 11/01/14	201,191	211,129
8.850% 08/01/11	4,073	4,235

West Penn Funding LLC Transition Bonds
4.460% 12/27/10 (e)	980,733	992,144

Total Asset-Backed Securities (cost of $38,086,624)		38,377,075

Commercial Mortgage-Backed Securities – 5.0%
Bear Stearns Commercial Mortgage Securities
4.740% 03/13/40	1,225,000	1,259,983
4.933% 02/13/42 (a)	1,260,000	1,202,107

Citigroup Commercial Mortgage Trust
4.733% 10/15/41	765,000	708,613

GMAC Commercial Mortgage Securities, Inc.
5.668% 05/10/40 (a)	815,000	836,899

Greenwich Capital Commercial Funding Corp.
5.317% 06/10/36 (a)	2,620,000	2,628,717
6.116% 07/10/38 (a)	1,440,000	1,257,457

GS Mortgage Securities Corp. II
4.751% 07/10/39	1,205,000	1,116,488

JPMorgan Chase Commercial Mortgage Securities Corp.
4.393% 07/12/37	2,123,385	2,164,869

LB-UBS Commercial Mortgage Trust
4.853% 09/15/31	885,000	905,049
5.124% 11/15/32 (a)	715,000	724,476
5.279% 11/15/38	3,698,074	3,770,455

Merrill Lynch Mortgage Investors, Inc.
I.O.,
0.579% 12/15/30 (a)(f)	2,988,797	47,883

Morgan Stanley Capital I
4.970% 12/15/41	895,000	892,069
5.150% 06/13/41	260,000	262,659

Morgan Stanley Dean Witter Capital I
4.180% 03/12/35	1,879,545	1,905,564
5.080% 09/15/37	2,995,000	3,036,402
5.980% 01/15/39	1,430,000	1,498,241

PNC Mortgage Acceptance Corp.
5.910% 03/12/34	164,796	164,643

	Par ($)	Value ($)
Wachovia Bank Commercial Mortgage Trust
4.980% 11/15/34	2,030,000	2,078,588
5.037% 03/15/42	3,420,000	3,468,944
5.384% 10/15/44 (a)	265,000	261,262
5.726% 06/15/45	1,280,520	1,300,266

Total Commercial Mortgage-Backed Securities (cost of $29,298,728)		31,491,634

Corporate Fixed-Income Bonds & Notes – 4.3%

Communications – 0.5%
Media – 0.3%
Comcast Corp.
6.550% 07/01/39	985,000	1,066,359
6.950% 08/15/37	475,000	537,607

Time Warner, Inc.
6.500% 11/15/36	35,000	35,246

Media Total		1,639,212

Telecommunication Services – 0.2%
New Cingular Wireless Services, Inc.
8.750% 03/01/31	225,000	299,050

Verizon Wireless Capital LLC
5.550% 02/01/14 (e)	1,050,000	1,135,457

Telecommunication Services Total		1,434,507

Communications Total		3,073,719

Consumer Cyclical – 0.2%
Retail – 0.2%
CVS Pass-Through Trust
8.353% 07/10/31 (e)	1,093,532	1,169,051

Retail Total		1,169,051

Consumer Cyclical Total		1,169,051

Consumer Non-cyclical – 0.0%
Food – 0.0%
Campbell Soup Co.
4.500% 02/15/19	120,000	121,659

Food Total		121,659

Consumer Non-cyclical Total		121,659

Energy – 0.6%
Oil & Gas – 0.1%
Marathon Oil Corp.
7.500% 02/15/19	220,000	251,209

Oil & Gas Total		251,209

See Accompanying Notes to Financial Statements.

14

Columbia Federal Securities Fund

August 31, 2009

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Oil & Gas Services – 0.0%
Smith International, Inc.
9.750% 03/15/19	50,000	60,615

Weatherford International Ltd.
5.150% 03/15/13	175,000	182,357

Oil & Gas Services Total		242,972

Pipelines – 0.5%
Energy Transfer Partners LP
6.000% 07/01/13	875,000	921,784
6.625% 10/15/36	925,000	969,956

Kinder Morgan Energy Partners LP
5.625% 02/15/15	120,000	126,951

Plains All American Pipeline LP
6.500% 05/01/18	1,050,000	1,110,366

Pipelines Total		3,129,057

Energy Total		3,623,238

Financials – 2.6%
Banks – 1.0%
Bank of New York Mellon Corp.
5.450% 05/15/19	1,140,000	1,211,526

Capital One Capital IV
6.745% 02/17/37 (a)	105,000	75,600

Capital One Capital V
10.250% 08/15/39	95,000	96,598

Citigroup, Inc.
6.875% 03/05/38	55,000	49,674
8.125% 07/15/39	1,245,000	1,279,732
8.500% 05/22/19	825,000	901,789

JPMorgan Chase Capital XX
6.550% 09/29/36	1,005,000	875,911

Morgan Stanley
7.300% 05/13/19	390,000	434,316

USB Capital IX
6.189% 10/29/49 (a)	850,000	612,000

Wachovia Capital Trust III
5.800% 03/29/49 (a)	110,000	70,950

Wachovia Corp.
5.500% 05/01/13	475,000	504,684

Banks Total		6,112,780

Diversified Financial Services – 0.4%
Ameriprise Financial, Inc.
7.300% 06/28/19	210,000	231,588

	Par ($)	Value ($)
Discover Financial Services
10.250% 07/15/19	110,000	120,478

General Electric Capital Corp.
6.000% 08/07/19	1,480,000	1,491,218

International Lease Finance Corp.
4.875% 09/01/10	785,000	734,960

Diversified Financial Services Total		2,578,244

Insurance – 0.9%
Lincoln National Corp.
8.750% 07/01/19	1,290,000	1,442,548

MetLife Capital Trust X
9.250% 04/08/38 (a)(e)	312,000	303,420

MetLife, Inc.
6.750% 06/01/16	1,490,000	1,629,902
10.750% 08/01/39	835,000	939,608

Principal Life Income Funding Trusts
5.300% 04/24/13	15,000	15,296

Prudential Financial, Inc.
7.375% 06/15/19	1,205,000	1,309,603

Insurance Total		5,640,377

Real Estate Investment Trusts (REITs) – 0.3%
Duke Realty LP
7.375% 02/15/15	805,000	825,331
8.250% 08/15/19	840,000	847,033

Simon Property Group LP
5.750% 12/01/15	355,000	367,701

Real Estate Investment Trusts (REITs) Total		2,040,065

Financials Total		16,371,466

Industrials – 0.0%
Miscellaneous Manufacturing – 0.0%
Ingersoll-Rand Global Holding Co., Ltd.
9.500% 04/15/14	135,000	158,297

Miscellaneous Manufacturing Total		158,297

Industrials Total		158,297

Technology – 0.1%
Software – 0.1%
Oracle Corp.
4.950% 04/15/13	410,000	438,782

Software Total		438,782

Technology Total		438,782

See Accompanying Notes to Financial Statements.

15

Columbia Federal Securities Fund

August 31, 2009

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Utilities – 0.3%
Electric – 0.3%
Niagara Mohawk Power Corp.
4.881% 08/15/19 (e)	835,000	843,506

Pacific Gas & Electric Co.
5.800% 03/01/37	1,050,000	1,112,297

Southern Co.
4.150% 05/15/14	20,000	20,567

Electric Total		1,976,370

Gas – 0.0%
Sempra Energy
6.500% 06/01/16	25,000	27,496

Gas Total		27,496

Utilities Total		2,003,866

Total Corporate Fixed-Income Bonds & Notes (cost of $26,206,499)		26,960,078

Collateralized Mortgage Obligations – 2.2%

Agency – 2.1%
Federal Home Loan Mortgage Corp.
6.000% 05/15/29	8,812,000	9,064,727
I.O., 5.500% 05/15/27 (f)	24,466	154
FN Dus Broken Arrow
TBA, 4.420% 10/15/19 (b)	4,415,000	4,415,000
Vendee Mortgage Trust
I.O.: 0.301% 03/15/29 (a)(f)	5,696,214	27,989
0.439% 03/15/28 (a)(f)	4,772,948	33,406

Agency Total		13,541,276

Non-Agency – 0.1%
Nomura Asset Acceptance Corp.
6.664% 05/25/36	406,930	2,354

Tryon Mortgage Funding, Inc.
7.500% 02/20/27	17,932	15,697

Washington Mutual Mortgage Loan Trust
1.566% 01/25/40 (a)	439,060	422,742

Non-Agency Total		440,793

Total Collateralized Mortgage Obligations (cost of $15,015,084)		13,982,069

Securities Lending Collateral – 19.9%

	Shares	Value ($)
State Street Navigator Securities Lending Prime Portfolio (7 day yield of 0.416%) (g)	125,244,371	125,244,371

Total Securities Lending Collateral (cost of $125,244,371)		125,244,371

Short-Term Obligation – 2.1%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 08/31/09, due 09/01/09 at 0.140%, collateralized by a U.S. Government Agency obligation maturing 12/03/13, market value $13,660,731 (repurchase proceeds $13,388,052)	13,388,000	13,388,000

Total Short-Term Obligation (cost of $13,388,000)		13,388,000

Total Investments – 120.2% (cost of $746,808,406) (h)		756,322,470

Obligation to Return Collateral for Securities Loaned – (19.9)%		(125,244,371)

Other Assets & Liabilities, Net – (0.3)%		(1,951,854)

Net Assets – 100.0%		629,126,245

Notes to Investment Portfolio:

(a)	The interest rate shown on floating rate or variable rate securities reflects the rate at August 31, 2009.

(b)	Security purchased on a delayed delivery basis.

(c)	All or a portion of this security was on loan at August 31, 2009. The total market value of securities on loan at August 31, 2009 is $122,964,096.

(d)	Zero coupon bond.

(e)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2009, these securities, which are not illiquid, amounted to $4,443,578, which represents 0.7% of net assets.

(f)	Accrued interest accumulates in the value of this security and is payable at redemption.

(g)	Investment made with cash collateral received from securities lending activity.

(h)	Cost for federal income tax purposes is $746,808,406.

Investment in affiliate during the year ended August 31, 2009:

Security name: MBNA Credit Card Master Note Trust, 4.450%, 08/15/16

Par as of 08/31/08:	$5,000,000
Par purchased:	$—
Par sold:	$(5,000,000)
Par as of 8/31/09:	$—
Net realized gain/(loss):	$(2,735,000)
Interest income earned:	$81,583
Value at end of period:	$—

See Accompanying Notes to Financial Statements.

16

Columbia Federal Securities Fund

August 31, 2009

The following table summarizes the inputs used, as of August 31, 2009 in valuing the Fund’s assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Mortgage-Backed Securities	$19,000,397	$242,186,527	$—	$261,186,924

Government & Agency Obligations	199,228,849	46,463,470	—	245,692,319

Asset-Backed Securities	—	38,377,075	—	38,377,075

Commercial Mortgage-Backed Securities	—	31,491,634	—	31,491,634

Corporate Fixed-Income Bonds & Notes
Communications	—	3,073,719	—	3,073,719
Consumer Cyclical	—	1,169,051	—	1,169,051
Consumer Non Cyclical	—	121,659	—	121,659
Energy	—	3,623,238	—	3,623,238
Financials	—	16,371,466	—	16,371,466
Industrials	—	158,297	—	158,297
Technology	—	438,782	—	438,782
Utilities	—	2,003,866	—	2,003,866

Total Corporate Fixed-Income Bonds & Notes	—	26,960,078	—	$26,960,078

Total Collateralized Mortgage Obligations	—	13,982,069	—	$13,982,069

Total Short-Term Obligation	—	13,388,000	—	$13,388,000

Total Securities Lending Collateral	125,244,371	—	—	$125,244,371

Total Investments	$343,473,617	$412,848,853	$—	$756,322,470

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At August 31, 2009, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Mortgage-Backed Securities	41.5%
Government & Agency Obligations	39.1
Asset-Backed Securities	6.1
Commercial Mortgage-Backed Securities	5.0
Corporate Fixed-Income Bonds & Notes	4.3
Collateralized Mortgage Obligations	2.2

98.2
Securities Lending Collateral	19.9
Short-Term Obligation	2.1
Obligation to Return Collateral for Securities Loaned	(19.9)
Other Assets & Liabilities, Net	(0.3)

100.0%

Acronym	Name
I.O.	Interest Only
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

See Accompanying Notes to Financial Statements.

17

Statement of Assets and Liabilities – Columbia Federal Securities Fund

August 31, 2009

		($)
Assets	Investments, at cost	746,808,406

	Investments, at value (including securities on loan of $122,964,096)	756,322,470
	Receivable for:
	Investments sold	23,791,582
	Fund shares sold	104,029
	Interest	3,715,742
	Securities lending income	24,613
	Dollar roll income	25,588
	Expense reimbursement due from investment advisor	21,054
	Trustees’ deferred compensation plan	75,961
	Other assets	76,560

	Total Assets	784,157,599

Liabilities	Payable to custodian bank	2,866,057
	Collateral on securities loaned	125,244,371
	Payable for:
	Investments purchased	1,883,055
	Investments purchased on delayed delivery basis	23,096,802
	Fund shares repurchased	609,409
	Distributions	563,927
	Investment advisory fee	277,764
	Pricing and bookkeeping fees	29,223
	Transfer agent fee	99,920
	Trustees’ fees	29,958
	Custody fee	17,356
	Distribution and service fees	147,898
	Chief compliance officer expenses	145
	Trustees’ deferred compensation plan	75,961
	Other liabilities	89,508

	Total Liabilities	155,031,354

	Net Assets	629,126,245

Net Assets Consist of	Paid-in capital	644,288,305
	Overdistributed net investment income	(685,288)
	Accumulated net realized loss	(23,990,836)
	Net unrealized appreciation (depreciation) on investments	9,514,064

	Net Assets	629,126,245

See Accompanying Notes to Financial Statements.

18

Statement of Assets and Liabilities (continued) – Columbia Federal Securities Fund

August 31, 2009

Class A	Net assets	$515,927,639
	Shares outstanding	48,146,304
	Net asset value per share	$10.72	(a)
	Maximum sales charge	4.75%
	Maximum offering price per share	$11.25	(b)

Class B	Net assets	$26,133,740
	Shares outstanding	2,438,797
	Net asset value and offering price per share	$10.72	(a)

Class C	Net assets	$14,205,341
	Shares outstanding	1,325,641
	Net asset value and offering price per share	$10.72	(a)

Class Z	Net assets	$72,859,525
	Shares outstanding	6,799,241
	Net asset value, offering and redemption price per share	$10.72

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

19

Statement of Operations – Columbia Federal Securities Fund

For the Year Ended August 31, 2009

		($)
Investment Income	Interest	26,302,684
	Interest from affiliates	81,583
	Securities lending income	1,636,173
	Dollar roll fee income	1,007,151

	Total Investment Income	29,027,591

Expenses	Investment advisory fee	3,446,020
	Distribution fee:
	Class B	247,438
	Class C	119,925
	Service fee:
	Class A	1,350,282
	Class B	82,479
	Class C	39,990
	Pricing and bookkeeping fees	212,818
	Transfer agent fee	755,300
	Trustees’ fees	25,215
	Custody fee	103,662
	Reports to shareholders	146,903
	Chief compliance officer expenses	862
	Other expenses	194,929

	Expenses before interest expense	6,725,823
	Interest expense	421

	Total Expenses	6,726,244

	Fees waived or expenses reimbursed by investment advisor	(129,672)
	Fees waived by distributor – Class C	(23,948)
	Expense reductions	(4)

	Net Expenses	6,572,620

	Net Investment Income	22,454,971

Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts	Net realized gain (loss) on:
	Unaffiliated investments	18,730,112
	Affiliated investments	(2,735,000)
	Futures contracts	(1,433,501)

	Net realized gain	14,561,611

	Net change in unrealized appreciation (depreciation) on:
	Investments	1,849,104
	Futures contracts	(132,953)

	Net change in unrealized appreciation (depreciation)	1,716,151

	Net Gain	16,277,762

	Net Increase Resulting from Operations	38,732,733

See Accompanying Notes to Financial Statements.

20

Statement of Changes in Net Assets – Columbia Federal Securities Fund

		Year Ended August 31,
Increase (Decrease) in Net Assets		2009 ($)	2008 ($)
Operations	Net investment income	22,454,971	30,407,909
	Net realized gain on investments and futures contracts	14,561,611	7,778,041
	Net change in unrealized appreciation (depreciation) on investments and futures contracts	1,716,151	4,235,086

	Net increase resulting from operations	38,732,733	42,421,036

Distributions to Shareholders	From net investment income:
	Class A	(18,982,480)	(25,018,770)
	Class B	(918,131)	(1,434,983)
	Class C	(460,568)	(323,241)
	Class Z	(2,887,362)	(3,855,707)

	Total distributions to shareholders	(23,248,541)	(30,632,701)

	Net Capital Stock Transactions	(49,705,001)	(93,534,106)
	Increase from regulatory settlements	69,270	—

	Total decrease in net assets	(34,151,539)	(81,745,771)

Net Assets	Beginning of period	663,277,784	745,023,555
	End of period	629,126,245	663,277,784
	Overdistributed net investment income at end of period	(685,288)	(1,882,825)

See Accompanying Notes to Financial Statements.

21

Statement of Changes in Net Assets – Capital Stock Activity

	Columbia Federal Securities Fund
	Year Ended August 31, 2009		Year Ended August 31, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	3,556,008	37,812,023	2,227,145	23,586,061
Distributions reinvested	1,277,998	13,595,455	1,657,646	17,432,337
Redemptions	(9,159,108)	(97,530,319)	(8,589,620)	(90,278,887)

Net decrease	(4,325,102)	(46,122,841)	(4,704,829)	(49,260,489)

Class B
Subscriptions	924,207	9,820,780	557,421	5,926,478
Distributions reinvested	66,978	712,144	111,320	1,170,699
Redemptions	(1,869,251)	(19,910,268)	(1,655,664)	(17,401,449)

Net decrease	(878,066)	(9,377,344)	(986,923)	(10,304,272)

Class C
Subscriptions	1,309,558	13,904,546	493,239	5,221,115
Distributions reinvested	21,008	223,615	21,327	224,441
Redemptions	(851,908)	(9,049,658)	(351,910)	(3,700,058)

Net increase	478,658	5,078,503	162,656	1,745,498

Class Z
Subscriptions	2,295,644	24,441,990	1,983,908	20,660,872
Distributions reinvested	42,909	456,821	77,044	805,807
Redemptions	(2,274,304)	(24,182,130)	(5,468,486)	(57,181,522)

Net increase (decrease)	64,249	716,681	(3,407,534)	(35,714,843)

See Accompanying Notes to Financial Statements.

22

Financial Highlights – Columbia Federal Securities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class A Shares	2009		2008	2007		2006		2005
Net Asset Value, Beginning of Period	$10.47		$10.30	$10.38		$10.73		$10.75

Income from Investment Operations:
Net investment income (a)	0.36		0.46	0.46		0.44		0.41
Net realized and unrealized gain (loss) on investments and futures contracts	0.26		0.17	(0.08)		(0.32)		— (b)

Total from investment operations	0.62		0.63	0.38		0.12		0.41

Less Distributions to Shareholders:
From net investment income	(0.37)		(0.46)	(0.46)		(0.46)		(0.43)
From return of capital	—		—	—	(b)	(0.01)		—

Total distributions to shareholders	(0.37)		(0.46)	(0.46)		(0.47)		(0.43)

Increase from regulatory settlements	—	(b)	—	—		—		—

Net Asset Value, End of Period	$10.72		$10.47	$10.30		$10.38		$10.73
Total return (c)	6.04	%(d)	6.18%	3.73	%(d)	1.07	%(d)	3.91%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	0.96%		0.98%	0.95%		0.97%		1.08%
Interest expense	—	%(f)	—	—		—		—
Net expenses (e)	0.96%		0.98%	0.95%		0.97%		1.08%
Waiver/Reimbursement	0.02%		—	0.02%		0.01%		—
Net investment income (e)	3.39%		4.33%	4.43%		4.24%		3.87%
Portfolio turnover rate (g)	253%		135%	121%		92%		80%
Net assets, end of period (000s)	$515,928		$549,203	$589,124		$665,283		$754,026

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	The benefits derived from expense reductions had an impact of less than 0.01% except for the year ended August 31, 2007 which had a 0.01% impact.

(f)	Rounds to less than 0.01% per share.

(g)	Portfolio turnover excludes dollar roll transactions.

See Accompanying Notes to Financial Statements.

23

Financial Highlights – Columbia Federal Securities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class B Shares	2009		2008	2007		2006		2005
Net Asset Value, Beginning of Period	$10.47		$10.30	$10.38		$10.73		$10.75

Income from Investment Operations:
Net investment income (a)	0.28		0.38	0.38		0.36		0.33
Net realized and unrealized gain (loss) on investments and futures contracts	0.26		0.17	(0.08)		(0.32)		— (b)

Total from investment operations	0.54		0.55	0.30		0.04		0.33

Less Distributions to Shareholders:
From net investment income	(0.29)		(0.38)	(0.38)		(0.38)		(0.35)
From return of capital	—		—	—	(b)	(0.01)		—

Total distributions to shareholders	(0.29)		(0.38)	(0.38)		(0.39)		(0.35)

Increase from regulatory settlements	—	(b)	—	—		—		—

Net Asset Value, End of Period	$10.72		$10.47	$10.30		$10.38		$10.73
Total return (c)	5.25	%(d)	5.39%	2.96	%(d)	0.32	%(d)	3.13%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	1.71%		1.73%	1.70%		1.72%		1.83%
Interest expense	—	%(f)	—	—		—		—
Net expenses (e)	1.71%		1.73%	1.70%		1.72%		1.83%
Waiver/Reimbursement	0.02%		—	0.02%		0.01%		—
Net investment income (e)	2.67%		3.59%	3.68%		3.49%		3.12%
Portfolio turnover rate (g)	253%		135%	121%		92%		80%
Net assets, end of period (000s)	$26,134		$34,716	$44,345		$65,896		$69,452

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	The benefits derived from expense reductions had an impact of less than 0.01% except for the year ended August 31, 2007 which had a 0.01% impact.

(f)	Rounds to less than 0.01% per share.

(g)	Portfolio turnover excludes dollar roll transactions.

See Accompanying Notes to Financial Statements.

24

Financial Highlights – Columbia Federal Securities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class C Shares	2009		2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.47		$10.30	$10.38	$10.73	$10.75

Income from Investment Operations:
Net investment income (a)	0.29		0.39	0.40	0.38	0.35
Net realized and unrealized gain (loss) on investments and futures contracts	0.27		0.18	(0.08)	(0.33)	— (b)

Total from investment operations	0.56		0.57	0.32	0.05	0.35

Less Distributions to Shareholders:
From net investment income	(0.31)		(0.40)	(0.40)	(0.39)	(0.37)
From return of capital	—		—	— (b)	(0.01)	—

Total distributions to shareholders	(0.31)		(0.40)	(0.40)	(0.40)	(0.37)

Increase from regulatory settlements	—	(b)	—	—	—	—

Net Asset Value, End of Period	$10.72		$10.47	$10.30	$10.38	$10.73
Total return (c)(d)	5.40%		5.54%	3.11%	0.47%	3.29%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	1.56%		1.58%	1.55%	1.57%	1.68%
Interest expense	—	%(f)	—	—	—	—
Net expenses (e)	1.56%		1.58%	1.55%	1.57%	1.68%
Waiver/Reimbursement	0.17%		0.15%	0.17%	0.16%	0.15%
Net investment income (e)	2.76%		3.73%	3.83%	3.65%	3.27%
Portfolio turnover rate (g)	253%		135%	121%	92%	80%
Net assets, end of period (000s)	$14,205		$8,865	$7,051	$8,231	$8,547

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	The benefits derived from expense reductions had an impact of less than 0.01% except for the year ended August 31, 2007 which had a 0.01% impact.

(f)	Rounds to less than 0.01% per share.

(g)	Portfolio turnover excludes dollar roll transactions.

See Accompanying Notes to Financial Statements.

25

Financial Highlights – Columbia Federal Securities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class Z Shares	2009		2008	2007		2006		2005
Net Asset Value, Beginning of Period	$10.47		$10.30	$10.38		$10.73		$10.75

Income from Investment Operations:
Net investment income (a)	0.39		0.48	0.48		0.46		0.44
Net realized and unrealized gain (loss) on investments and futures contracts	0.26		0.18	(0.07)		(0.32)		— (b)

Total from investment operations	0.65		0.66	0.41		0.14		0.44

Less Distributions to Shareholders:
From net investment income	(0.40)		(0.49)	(0.49)		(0.48)		(0.46)
From return of capital	—		—	—	(b)	(0.01)		—

Total distributions to shareholders	(0.40)		(0.49)	(0.49)		(0.49)		(0.46)

Increase from regulatory settlements	—	(b)	—	—		—		—

Net Asset Value, End of Period	$10.72		$10.47	$10.30		$10.38		$10.73
Total return (c)	6.31	%(d)	6.45%	3.99	%(d)	1.33	%(d)	4.16%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	0.71%		0.73%	0.70%		0.72%		0.83%
Interest expense	—	%(f)	—	—		—		—
Net expenses (e)	0.71%		0.73%	0.70%		0.72%		0.83%
Waiver/Reimbursement	0.02%		—	0.02%		0.01%		—
Net investment income (e)	3.63%		4.58%	4.68%		4.51%		4.12%
Portfolio turnover rate (g)	253%		135%	121%		92%		80%
Net assets, end of period (000s)	$72,860		$70,493	$104,504		$109,187		$39,680

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	The benefits derived from expense reductions had an impact of less than 0.01% except for the year ended August 31, 2007 which had a 0.01% impact.

(f)	Rounds to less than 0.01% per share.

(g)	Portfolio turnover excludes dollar roll transactions.

See Accompanying Notes to Financial Statements.

26

Notes to Financial Statements – Columbia Federal Securities Fund

August 31, 2009

Note 1. Organization

Columbia Federal Securities Fund (the “Fund”), a series of Columbia Funds Series Trust I (the “Trust”), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective

The Fund seeks total return, consisting of current income and capital appreciation.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund’s prospectus.

Effective June 22, 2009, the Fund no longer accepts investments in Class B shares from new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund, and exchanges by existing Class B shareholders of other Columbia Funds.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through October 22, 2009, the date the financial statements were issued, and except as disclosed in Note 13, noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust’s Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value,

27

Columbia Federal Securities Fund

August 31, 2009

management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Various inputs are used to determine the value of the Fund’s investments. Management establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

■	Level 1 — quoted prices in active markets for identical securities

■	Level 2 — prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

■

Level 3 — prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management’s own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Management is required to provide disclosures regarding the Fund’s derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their derivative contracts. For additional information on derivative instruments, please see Note 6.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund will hold and maintain in a segregated account until the settlement date, cash or liquid securities in an amount equal to the forward purchase price.

The Fund’s policy is to record the components of mortgage dollar rolls using “to be announced” mortgage-backed securities. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently

28

Columbia Federal Securities Fund

August 31, 2009

enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the securities becomes insolvent, the Fund’s right to purchase or repurchase the mortgage-related securities may be restricted and the instruments which the Fund is required to repurchase may be worth less than instruments which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the investment advisor’s ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount equal to the delayed delivery commitment.

Income Recognition

Interest income is recorded on an accrual basis and includes accretion of discounts, amortization of premiums and paydown gains and losses. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction. The value of additional securities received as an income payment is recorded as income and as the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

29

Columbia Federal Securities Fund

August 31, 2009

For the year ended August 31, 2009, permanent book and tax basis differences resulting primarily from differing treatments for amortization/accretion adjustments, paydown reclassifications, proceeds from litigation settlements and expired capital loss carryforwards were identified and reclassified among the components of the Fund’s net assets as follows:

Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$1,991,107	$16,094,573	$(18,085,680)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended August 31, 2009 and August 31, 2008 was as follows:

	August 31, 2009	August 31, 2008
Ordinary Income*	$23,248,541	$30,632,701
Long-Term Capital Gains	—	—
*	For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of August 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Depreciation*
$—	$—	$9,514,064

Unrealized appreciation and depreciation at August 31, 2009, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$12,936,589
Unrealized depreciation	(3,422,525)

Net unrealized appreciation	$9,514,064

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2012	$24,359
2014	10,286,822
2015	7,609,058

Total	$17,920,239

Capital loss carryforwards of $29,849,094 expired during the year ended August 31, 2009. Any capital loss carryforwards acquired as part of a merger that are permanently lost due to provisions under the Internal Revenue Code are included as being expired. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

Of the capital loss carryforwards attributable to the Fund, $24,359 (expiring on 08/31/12) remains from Nations Government Securities Fund’s merger with the Fund.

Under current tax rules, certain currency (and capital) losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of August 31, 2009, post-October capital losses of $6,070,597 attributed to security transactions were deferred to September 1, 2009.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

30

Columbia Federal Securities Fund

August 31, 2009

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”), provides investment advisory, administrative and other services to the Fund. In rendering investment advisory services to the Fund, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd, an affiliate of Columbia. Columbia receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.53%
$500 million to $1 billion	0.48%
$1 billion to $1.5 billion	0.45%
$1.5 billion to $3 billion	0.42%
$3 billion to $6 billion	0.41%
Over $6 billion	0.40%

For the year ended August 31, 2009, the Fund’s effective investment advisory fee rate was 0.52% of the Fund’s average daily net assets.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the “Financial Reporting Services Agreement”) with State Street Bank & Trust Company (“State Street”) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

Transfer Agent Fee

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account (“IRA”) trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended August 31, 2009, no minimum account balance fees were charged by the Fund.

31

Columbia Federal Securities Fund

August 31, 2009

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund’s shares. For the year ended August 31, 2009, the Distributor has retained net underwriting discounts of $23,576 on sales of the Fund’s Class A shares and received net CDSC fees of $6,042, $44,909 and $5,057 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted plans pursuant to Rule 12b-1 under the 1940 Act (the “Plans”) which require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares. The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that it will not exceed 0.60% annually of the average daily net assets attributable to the Class C shares. This agreement may be modified or terminated by the Distributor at any time.

The CDSC and the distribution fees received from the Plans are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Expense Limits and Fee Waivers

Effective January 1, 2009, Columbia has voluntarily agreed to reimburse a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed 0.70% annually of the Fund’s average daily net assets. Columbia, in its discretion, may revise or discontinue this arrangement at any time.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

As a result of a fund merger, the Fund assumed the liabilities of the deferred compensation plan of the acquired fund, which are included in “Trustees’ fee” on the Statement of Assets and Liabilities. The deferred compensation plan may be terminated at any time. Any payments to plan participants are paid solely out of the Fund’s assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

For the year ended August 31, 2009, these custody credits reduced total expenses by $4 for the Fund.

Note 6. Objectives and Strategies for Investing in Derivatives Instruments

The Fund uses derivative instruments including futures contracts in order to meet its objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on analysis of various risk factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

In pursuit of its investment objectives, the Fund is exposed to the following market risks:

Interest Rate Risk: Interest rate risk refers to the fluctuation in value of fixed income securities because of the inverse relationship of price and yield. Fixed income securities will

32

Columbia Federal Securities Fund

August 31, 2009

decline in value because of an increase in general interest rate and their value will increase because of a decline in general interest rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

The following notes provide more detailed information about each derivative type held by the Fund:

Futures Contracts – The Fund entered into stock index futures contracts to manage its exposure to the securities markets and/or to movements in interest rates.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, or (3) an inaccurate prediction of the future direction of interest rates by Columbia. Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Fund’s Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended August 31, 2009:

	Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Risk Exposure	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Futures Contracts	Interest Rate Risk	(1,433,501)	(132,953)

Note 7. Portfolio Information

For the year ended August 31, 2009, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $1,547,514,468 and $1,637,432,753, respectively, of which $1,359,936,986 and $2,075,324,942, respectively, were U.S. Government securities.

Note 8. Regulatory Settlements

As of August 31, 2009, the Fund had received payments of $69,270 relating to certain regulatory settlements with third parties that the Fund had participated in during the year. The payments have been included in “Increase from regulatory settlements” on the Statement of Changes in Net Assets.

Note 9. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum are accrued and apportioned among the participating funds pro rata based on their relative net assets. Prior to October 16, 2008, the Fund and other affiliated funds participated in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Interest on the committed line of credit was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets. Interest on the uncommitted line of credit was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charged an annual operations agency fee of $40,000 for the committed line of credit and was able to charge an annual administration fee of $15,000 for the uncommitted line of

33

Columbia Federal Securities Fund

August 31, 2009

credit. The commitment fee, the operations agency fee and the administration fee were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended August 31, 2009, the average daily loan balance outstanding on days where borrowing existed was $3,416,667 at a weighted average interest rate of 0.76%

Note 10. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 11. Shares of Beneficial Interest

As of August 31, 2009, 10.6% of the Fund’s shares outstanding were beneficially owned by one participant account over which BOA and/or any of its affiliates had either sole or joint investment discretion.

Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 12. Significant Risks and Contingencies

Asset-Backed Securities Risk

The value of asset-backed securities may be affected by, among other factors, changes in interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, factors concerning the interests in and structure of the issuer or the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.

Mortgage-Backed Securities Risk

The value of mortgage-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the quality of underlying assets or the market’s assessment thereof. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Funds to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

Legal Proceedings

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the “Columbia Group”) are subject to a settlement agreement with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and a settlement order with the SEC (the “SEC Order”) on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $140 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies

34

Columbia Federal Securities Fund

August 31, 2009

and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to reduce management fees for certain funds in the Columbia family of mutual funds in a projected total of $160 million over five years through November 30, 2009 and to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $140 million in settlement amounts described above has been substantially distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”), Columbia Funds Distributor, Inc. (now named Columbia Management Distributors, Inc.) (the “Distributor”), the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court’s memoranda dated November 3, 2005, the United States District Court for the District of Maryland granted in part and denied in part the defendants’ motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (“ICA”) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the “CDSC Lawsuit”). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

Note 13. Subsequent Events

Bank of America Corporation, the indirect parent company of Columbia, entered into an agreement dated September 29, 2009 to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. The transaction (“Transaction”) includes a sale of the part of the asset management business that advises long-term mutual funds, including the Fund. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010.

On October 15, 2009, the committed line of credit discussed in Note 9 was renewed on amended terms. Pursuant to the amended terms, interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets. The annual operations agency fee of $20,000 was waived.

35

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Federal Securities Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Federal Securities Fund (the “Fund”) (a series of Columbia Funds Series Trust I) at August 31, 2009, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 22, 2009

36

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

John D. Collins (Born 1938)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 66; Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (underwriting firm)

Rodman L. Drake (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007) and Chairman of the Board (since 2009)

Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 66; Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); Apex Silver Mines Ltd. (mining); and Helios Total Return Fund, Inc. and Helios Strategic Mortgage Income Fund, Inc.

(exchange-traded funds)

Douglas A. Hacker (Born 1955)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President–Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 66; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel–Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 66; None

Charles R. Nelson (Born 1942)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; Consultant on econometric and statistical matters. Oversees 66; None

37

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

John J. Neuhauser (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael’s College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 66; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children’s Environmental Health Center, New York. Oversees 66; None

Patrick J. Simpson (Born 1944)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 66; None

Thomas C. Theobald (Born 1937)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004; Managing Director, William Blair Capital Partners (private equity investing) from September 1994 to September 2004. Oversees 66; Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry (from 1994 to 1997), President–Application Systems Division (from 1991 to 1994), Chief Financial Officer–US Marketing & Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 66; None

Interested Trustee

William E. Mayer[1] (Born 1940)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997. Oversees 66; Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

[1]

The Funds currently treat Mr. Mayer as an “interested person” (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

38

Fund Governance (continued)

Officers

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

J. Kevin Connaughton (Born 1964)
One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer–Columbia Funds, from June 2008 to January 2009; Treasurer–Columbia Funds, from October 2003 to May 2008; Treasurer–the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000–December 2006; Senior Vice President–Columbia Management Advisors, LLC, from April 2003 to December 2004; President–Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer–Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004–Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)
One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)
One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968)
One Financial Center Boston, MA 02111 Chief Accounting Officer and Treasurer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

39

Fund Governance (continued)

Officers (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Julian Quero (Born 1967)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969)
One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President–Fund Treasury of the Advisor since October 2004; Vice President–Trustee Reporting of the Advisor from April 2002 to October 2004.

Stephen T. Welsh (Born 1957)
One Financial Center Boston, MA 02111 Vice President (since 1996)	President, Columbia Management Services, Inc. since July 2004; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

40

Important Information About This Report

Transfer Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC

100 Federal Street

Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Federal Securities Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission’s website at www.sec.gov; and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC (“Columbia Management”) is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

41

One Financial Center

Boston, MA 02111-2621

Columbia Federal Securities Fund

Annual Report, August 31, 2009

©2009 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

SHC-42/23530-0809 (10/09) 09/90509

Annual Report

August 31, 2009

Columbia Greater China Fund

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

[1]

The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

President’s Message

Dear Shareholder:

We are pleased to provide this shareholder report detailing your fund’s performance, portfolio holdings and financial statements. We hope this information is helpful in monitoring your investments as we work through these challenging economic times. We recognize that you have entrusted us with your money and want you to know that our professional investment teams work to interpret the latest economic and market trends with the goal of optimizing portfolio construction for our clients.

The first half of 2009 was defined by extremes. The multiyear lows we witnessed in the early months gave way to a stunning rally for the U.S. financial markets in the spring. A global market rebound may be underway, thanks to the massive fiscal and aggressive monetary policies of governments around the world. As of the June 30 market close, the S&P 500 Index1 was trading at nearly 16.6 times its 2009 Wall Street consensus earnings estimates with a sharp increase of nearly 36% since March 9. More mixed economic news has yet to provide the all-clear signal for investors, although economic activity has started to firm up. We believe this challenging economic environment makes it even more important to work with professional money managers while continuing to invest for life events like retirement, college planning, home improvements and career changes.

Retirement income planning has become an increasingly significant focus in the lives of millions of Americans. Recent economic conditions make it even more important to manage short-term obligations such as mortgages, monthly bills and credit card debt while also taking the steps necessary to prepare for or maximize retirement benefits. Better nutrition and medical services can result in U.S. citizens living longer, healthier lives. This means the risk of outliving one’s assets in retirement is very real without proper planning. Financial security and retirement planning is an ongoing process that requires active management of your savings, investments and risks. We encourage you to review your retirement plan regularly so you’ll be better able to meet your retirement needs in the future.

We recognize that economic uncertainty creates great challenges for many investors. Our professional investment teams work diligently to help investors navigate through difficult markets. Thank you for your business and for the opportunity to work together towards your investment goals.

Sincerely,

J. Kevin Connaughton

President, Columbia Funds

On September 29, 2009, Bank of America Corporation entered into an agreement to sell a portion of the asset management business of Columbia Management Group, LLC. Please see Note 12 of the Notes to Financial Statements for additional information.

Past	performance is no guarantee of future results.

Fund Profile – Columbia Greater China Fund

Summary

■	For the 12-month period that ended August 31, 2009, the fund’s Class A shares returned negative 3.30% without sales charge.

■

The MSCI China Index[1] GD (gross of dividends) and MSCI China Index ND (net of dividends) returned 0.76% and 0.59%, respectively. The Hang Seng Index[2] returned negative 9.08%. The average fund in its peer group, the Lipper China Region Funds Classification,[3] returned negative 3.07%.

■	As the equity markets rebounded, the fund’s defensive positioning generally accounted for its shortfall against its MSCI benchmarks.

Portfolio Management

Jasmine Huang has co-managed the fund since May 2005 and has been associated with the advisor or its predecessors since September 2003.

Fred Copper has co-managed the fund since October 2005 and has been associated with the advisor or its predecessors since September 2005.

[1]

The Morgan Stanley Capital International (MSCI) China Index is designed to broadly and fairly represent the full diversity of business activities in China. This index aims to capture 85% of the free float adjusted market capitalization in each industry group.

[2]	The Hang Seng Stock Index tracks the performance of approximately 70% of the total market capitalization of the Stock Exchange of Hong Kong.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

[3]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 08/31/09

–3.30% Class A shares
(without sales charge)

+0.59% MSCI China Index (ND)

+0.76% MSCI China Index (GD)

–9.08% Hang Seng Index

Morningstar Style Box™

Equity Style

The Morningstar Style Box™ reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

1

Economic Update – Columbia Greater China Fund

The pace of global economic growth slowed during the 12-month period that began September 1, 2008 and ended August 31, 2009. Most major developed economies had slipped into recession late in 2007 or early in 2008. In the United States, the downturn was sharper than anticipated. The economies of the United Kingdom, parts of Europe, Japan, South Korea and Singapore also contracted. Although emerging markets such as China largely avoided recession, the global slowdown took the steam out of their economic growth early in the period as exports fell off sharply in export-driven economies.

Ambitious growth target still within reach

Yet, recent economic data have sparked optimism around the world. And in China, the government’s ambitious 8% growth target may be within reach. China was quick to implement stimulus measures that helped its economy stabilize in relatively short order. Gross domestic product (GDP) expanded at an annualized pace of 7.1% in the first half of 2009.

China’s rebound has been on all fronts, except for exports, and economic data improved as the period wore on. Fixed asset investment continued at a robust pace, manufacturing activity has been relatively solid and retail sales have expanded. Domestic demand has strengthened, which is good news for China’s policymakers, who have stepped up efforts to provide stimulus, subsidies and other initiatives to drive consumption higher in rural areas. Auto sales in rural areas, for example, rose steadily throughout the period, in response to government subsidies for small-car purchases. Yet, private consumption accounts for only 40% of China’s GDP, compared to 65% to 70% for most developed countries.

Continued construction activity, the result of significant stimulus spending, has been a win-win for China and its trading partners. Countries, such as Taiwan and South Korea, that provide external resources benefit from China’s spending while the technology enhancements they provide help China become more efficient — and more competitive — in the global marketplace.

Growth sparks a market rebound

Although stock market returns were mostly negative around the world, they rebounded as economic prospects improved. The U.S. stock market lost 18.25%, as measured by the S&P 500 Index.1 Developed foreign markets returned negative 14.95%, as measured by the MSCI EAFE Index.2 Emerging markets lost less ground, returning negative 9.95% as measured by the MSCI Emerging Market Index.3

China’s stock market managed a modest gain for the period, returning 0.59% as measured by the MSCI China Index4 ND (net of dividends) as a second half rebound offset sharp losses incurred in the first half of the period.

[1]	The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

[2]

The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australasia and the Far East.

[3]

The Morgan Stanley Capital International Emerging Markets Index (MSCI EMI) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of June 2006, the MSCI Emerging Markets Index consisted of the following 25 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

[4]

The Morgan Stanley Capital International (MSCI) China Index is designed to broadly and fairly represent the full diversity of business activities in China. This index aims to capture 85% of the free float adjusted market capitalization in each industry group.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Past	performance is no guarantee of future results.

Summary

For the 12-month period that ended August 31, 2009

■	Most stock markets in developed countries lost ground, as measured by the MSCI EAFE Index. However, China’s stock market managed a small gain as economic growth gained momentum throughout the period.

MSCI EAFE Index	MSCI China Index

–14.95%	0.59%

2

Performance Information – Columbia Greater China Fund

Performance of a $10,000 investment 09/01/99 – 08/31/09

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Greater China Fund during the stated time, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Morgan Stanley Capital International (MSCI) China Index is designed to broadly and fairly represent the full diversity of business activities in China. This index aims to capture 85% of the free float adjusted market capitalization in each industry group. The Hang Seng Stock Index tracks the performance of approximately 70% of the total market capitalization of the stock exchange of Hong Kong. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 09/01/99 – 08/31/09 ($)

Sales charge:	without	with
Class A	34,325	32,351
Class B	31,872	31,872
Class C	31,793	31,793
Class Z	36,087	n/a

Average annual total return as of 08/31/09 (%)

Share class	A		B		C		Z
Inception	05/16/97		05/16/97		05/16/97		05/16/97
Sales charge	without	with	without	with	without	with	without
1-year	–3.30	–8.86	–4.02	–8.74	–3.99	–4.93	–3.05
5-year	17.81	16.42	16.94	16.72	16.94	16.94	18.12
10-year	13.13	12.46	12.29	12.29	12.26	12.26	13.69

Average annual total return as of 09/30/09 (%)
Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
1-year	25.87	18.64	24.92	19.92	24.98	23.98	26.17
5-year	18.29	16.90	17.41	17.19	17.41	17.41	18.59
10-year	14.32	13.64	13.47	13.47	13.45	13.45	14.89

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.54
Class B	2.29
Class C	2.29
Class Z	1.29
*	The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report and includes the expenses incurred by the investment companies in which the fund invests. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Net asset value per share

As of 08/31/09 ($)
Class A	44.30
Class B	42.77
Class C	43.36
Class Z	46.20
Distributions declared per share
09/01/08 – 08/31/09 ($)
Class A	0.54
Class B	0.54
Class C	0.54
Class Z	0.54

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

3

Understanding Your Expenses – Columbia Greater China Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

03/01/09 – 08/31/09 Columbia Greater China Fund

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,564.80	1,017.09	10.41	8.19	1.61
Class B	1,000.00	1,000.00	1,558.70	1,013.31	15.22	11.98	2.36
Class C	1,000.00	1,000.00	1,559.21	1,013.31	15.22	11.98	2.36
Class Z	1,000.00	1,000.00	1,566.62	1,018.35	8.80	6.92	1.36

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

4

Portfolio Manager’s Report – Columbia Greater China Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Top 10 holdings

as of 08/31/09 (%)
China Mobile	9.0
China Life Insurance	7.7
Industrial & Commercial Bank of China	6.6
CNOOC	6.2
Petrochina	5.9
Bank of China	5.8
China Merchants Bank	4.9
China Shenhua Energy	3.3
Tencent Holdings	3.1
Ping An Insurance	2.9

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

For the 12-month period that ended August 31, 2009, Columbia Greater China Fund Class A shares returned negative 3.30% without sales charge. This was less than the 0.76% return of the MSCI China Index GD. The fund’s return was also less than the 0.59% return of the MSCI China Index ND. As of August 31, 2009 and going forward, fund performance will only be compared to the index net of dividends, a figure that includes the impact of an estimated withholding tax on dividend reinvestment in its return. In a volatile year for China’s stock market, the fund held up better than the Hang Seng Stock Index, which returned negative 9.08%. The fund performed generally in line with the average fund in its peer group, the Lipper China Region Funds Classification, which returned negative 3.07%. The fund’s defensive positioning early in the period when the equity markets began to recover generally accounted for its shortfall against its benchmark.

Emphasis on mainland China

We focused on mainland China because, unlike Taiwan and Hong Kong, its economy is less dependent on exports to the West and, therefore, on an economic recovery in the West. After declining dramatically, the Chinese stock market stabilized in November and December 2008 and rose sharply during the first eight months of 2009, as the government instituted monetary and fiscal stimulus programs that loosened credit and pumped large amounts of money into the economy. In this environment, we emphasized areas that we believed would benefit from the government’s initiatives, many of which aimed to increase consumer demand. In the financials sector, real estate companies benefited from lower mortgage rates and a decline in home down-payment requirements.

The easing of mortgage regulations sparked a new housing cycle, and the transaction volume for real estate purchases rose 100% over the prior year. To capitalize on these developments, we added real estate companies to the portfolio, such as China Overseas Land & Investment, a nationwide property developer, which was a strong contributor to performance. As the housing market improved, inventories for home building supplies declined, and we boosted holdings in the materials sector. We also invested in insurance companies, such as China Life Insurance, which helped enhance returns. The insurance market is relatively new in China and, as such, we believe it has good prospects going forward.

As the labor markets improved, we began adding consumer discretionary stocks to the portfolio, including Golden Eagle Retail, a department store chain, and Belle International, a women’s footwear retailer, both of which had positive returns. With the consumer in mind, we also boosted the technology weight in the portfolio, favoring companies whose products are popular with consumers, rather than pure technology names. We added Internet service providers Tencent Holdings and Baidu.

Targeting infrastructure development and rising exports

We boosted investment in the industrials sector, because a substantial portion of government stimulus money is slated for fixed-asset development, such as the building of railroads, bridges and highways. We believe that industrial companies could also benefit from a rise in exports, as increased numbers of goods are transported by ship

5

Portfolio Manager’s Report (continued) – Columbia Greater China Fund

Holdings discussed in this report

as of 8/31/09 (%)
China Overseas Land & Investment	0.9
China Life Insurance	7.7
Golden Eagle Retail	1.3
Belle International	0.7
Tencent Holdings	3.1
Baidu	0.3
China South Locomotive & Rolling Stock	1.3

Information provided is calculated as a percentage of net assets.

and rail. We added China South Locomotive & Rolling Stock, a locomotive and railway equipment manufacturing company, which posted a strong return.

We avoided telecommunications companies and certain energy companies that had come under increased government regulation. Telecommunications, a sector that did poorly, was the biggest underweight in the portfolio.

On track for solid economic growth

We believe that the Chinese government has done a good job of maintaining solid economic growth. In this environment, we plan to continue to focus on companies that could benefit from infrastructure development, the growth of the middle class and rising consumer spending. We believe that these will be long-term trends in the Greater China region.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Some of the countries in which the fund invests are considered emerging economies, which means there may be greater risks associated with investing there than in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

6

Investment Portfolio – Columbia Greater China Fund

August 31, 2009

Common Stocks – 99.8%

	Shares	Value ($)
Consumer Discretionary – 6.0%
Automobiles – 1.0%
Dongfeng Motor Group Co., Ltd., Class H	536,000	556,716
Great Wall Motor Co., Ltd., Class H	1,947,500	1,676,009

Automobiles Total		2,232,725

Distributors – 0.9%
Li & Fung Ltd.	607,600	2,038,282

Distributors Total		2,038,282

Diversified Consumer Services – 0.5%
New Oriental Education & Technology Group, ADR (a)	15,047	1,063,071

Diversified Consumer Services Total		1,063,071

Hotels, Restaurants & Leisure – 0.8%
Ctrip.com International Ltd., ADR (a)	23,449	1,147,594
Formosa International Hotels Corp.	61,600	731,718

Hotels, Restaurants & Leisure Total		1,879,312

Multiline Retail – 1.3%
Golden Eagle Retail Group Ltd.	1,974,000	2,923,897

Multiline Retail Total		2,923,897

Specialty Retail – 0.7%
Belle International Holdings Ltd.	1,717,000	1,557,395

Specialty Retail Total		1,557,395

Textiles, Apparel & Luxury Goods – 0.8%
China Dongxiang Group Co.	2,761,675	1,724,610

Textiles, Apparel & Luxury Goods Total		1,724,610

Consumer Discretionary Total		13,419,292

Consumer Staples – 1.9%
Beverages – 0.4%
Yantai Changyu Pioneer Wine Co., Class B	148,310	881,197

Beverages Total		881,197

Food Products – 1.5%
Tingyi Cayman Islands Holding Corp.	388,000	697,859
Want Want China Holdings Ltd.	4,850,000	2,571,915

Food Products Total		3,269,774

Consumer Staples Total		4,150,971

	Shares	Value ($)
Energy – 19.3%
Oil, Gas & Consumable Fuels – 19.3%
China Petroleum & Chemical Corp., Class H	5,560,000	4,641,434
China Shenhua Energy Co., Ltd., Class H	1,846,000	7,478,843
CNOOC Ltd.	10,681,500	13,947,162
PetroChina Co., Ltd., Class H	12,002,000	13,317,575
Yanzhou Coal Mining Co., Ltd., Class H	2,752,000	3,927,142

Oil, Gas & Consumable Fuels Total		43,312,156

Energy Total		43,312,156

Financials – 35.7%
Commercial Banks – 18.2%
Bank of China Ltd., Class H	26,544,000	12,911,622
China Citic Bank, Class H	3,324,000	2,011,439
China Merchants Bank Co., Ltd., Class H	5,036,590	10,982,378
Industrial & Commercial Bank of China, Class H	21,704,000	14,813,870

Commercial Banks Total		40,719,309

Diversified Financial Services – 0.4%
Hong Kong Exchanges & Clearing Ltd.	54,600	950,337

Diversified Financial Services Total		950,337

Insurance – 10.6%
China Life Insurance Co., Ltd., Class H	4,090,000	17,229,774
Ping An Insurance (Group) Company of China, Ltd., Class H	862,000	6,450,722

Insurance Total		23,680,496

Real Estate Management & Development – 6.5%
China Overseas Land & Investment Ltd.	968,320	1,951,520
China Vanke Co., Ltd., Class B	4,437,110	5,152,474
Guangzhou R&F Properties Co. Ltd., Class H	2,336,000	3,809,720
Yanlord Land Group Ltd.	2,235,000	3,567,438

Real Estate Management & Development Total		14,481,152

Financials Total		79,831,294

See Accompanying Notes to Financial Statements.

7

Columbia Greater China Fund

August 31, 2009

Common Stocks (continued)

	Shares	Value ($)
Health Care – 0.5%
Pharmaceuticals – 0.5%
China Shineway Pharmaceutical Group Ltd.	1,282,000	1,200,875

Pharmaceuticals Total		1,200,875

Health Care Total		1,200,875

Industrials – 12.4%
Construction & Engineering – 2.7%
China Railway Construction Corp., Ltd., Class H	2,027,000	2,976,248
China Railway Group Ltd., Class H (a)	1,258,000	1,093,990
CTCI Corp.	2,199,000	2,064,287

Construction & Engineering Total		6,134,525

Electrical Equipment – 2.3%
Harbin Electric, Inc. (a)	165,989	2,059,924
Shanghai Electric Group Co., Ltd., Class H	892,000	408,570
Zhuzhou CSR Times Electric Co., Ltd., Class H	1,593,000	2,708,970

Electrical Equipment Total		5,177,464

Industrial Conglomerates – 0.8%
Beijing Enterprises Holdings Ltd.	190,500	945,071
Chongqing Machinery & Electric Co., Ltd., Class H (a)	4,998,964	909,436

Industrial Conglomerates Total		1,854,507

Machinery – 2.8%
China National Materials Co., Ltd., Class H	2,380,000	1,971,447
China South Locomotive and Rolling Stock Corp., Class H	5,168,707	3,067,699
Duoyuan Global Water, Inc., ADR (a)	37,616	1,123,214

Machinery Total		6,162,360

Marine – 0.6%
China Shipping Development Co., Ltd., Class H	1,040,000	1,301,602

Marine Total		1,301,602

Transportation Infrastructure – 3.2%
China Merchants Holdings International Co., Ltd.	722,000	2,347,528
Jiangsu Expressway Co., Ltd., Class H	1,014,000	798,070
Sichuan Expressway Co., Ltd., Class H (a)	6,250,000	2,532,111

	Shares	Value ($)
Zhejiang Expressway Co., Ltd., Class H	1,428,000	1,361,588

Transportation Infrastructure Total		7,039,297

Industrials Total		27,669,755

Information Technology – 5.1%
Internet Software & Services – 4.6%
Baidu, Inc., ADR (a)	2,234	737,354
Sohu.com, Inc. (a)	42,779	2,613,797
Tencent Holdings Ltd.	470,400	7,016,140

Internet Software & Services Total		10,367,291

Software – 0.5%
Kingdee International Software Group Co., Ltd.	6,794,000	1,095,743

Software Total		1,095,743

Information Technology Total		11,463,034

Materials – 5.8%
Chemicals – 0.7%
Huabao International Holdings Ltd.	1,510,000	1,570,309

Chemicals Total		1,570,309

Metals & Mining – 5.1%
Angang Steel Co., Ltd., Class H	735,376	1,398,556
China Metal Recycling Holdings Ltd. (a)	1,916,400	1,926,179
China Zhongwang Holdings Ltd. (a)	4,992,191	5,449,224
Hidili Industry International Development Ltd. (a)	2,019,000	2,013,673
Maanshan Iron & Steel, Class H (a)	1,050,247	646,373

Metals & Mining Total		11,434,005

Materials Total		13,004,314

Telecommunication Services – 10.7%
Diversified Telecommunication Services – 1.7%
China Telecom Corp., Ltd., Class H	7,494,000	3,848,308

Diversified Telecommunication Services Total		3,848,308

Wireless Telecommunication Services – 9.0%
China Mobile Ltd.	2,069,500	20,133,063

Wireless Telecommunication Services Total		20,133,063

Telecommunication Services Total		23,981,371

See Accompanying Notes to Financial Statements.

8

Columbia Greater China Fund

August 31, 2009

Common Stocks (continued)

	Shares	Value ($)
Utilities – 2.4%
Gas Utilities – 1.7%
Xinao Gas Holdings Ltd.	2,384,000	3,801,875

Gas Utilities Total		3,801,875

Independent Power Producers & Energy Traders – 0.5%
China Resources Power Holdings Co., Ltd.	446,000	1,078,394

Independent Power Producers & Energy Traders Total		1,078,394

Water Utilities – 0.2%
Guangdong Investment Ltd.	902,000	459,702

Water Utilities Total		459,702

Utilities Total		5,339,971

Total Common Stocks (Cost of $144,454,973)		223,373,033

Short-Term Obligation – 0.4%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 08/31/09, due 09/01/09 at 0.130%, collateralized by a U.S. Treasury obligation maturing 08/15/23, market value $782,574 (repurchase proceeds $763,003)	763,000	763,000

Total Short-Term Obligation (cost of $763,000)		763,000

Total Investments – 100.2% (cost of $145,217,973)(b)		224,136,033

Other Assets & Liabilities, Net – (0.2)%		(347,687)

Net Assets – 100.0%		223,788,346

Notes to Investment Portfolio:

(a)	Non-income producing security.

(b)	Cost for federal income tax purposes is $145,217,973.

The following table summarizes the inputs used, as of August 31, 2009 in valuing the Fund’s assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$2,210,665	$11,208,627	$—	$13,419,292
Consumer Staples	—	4,150,971	—	4,150,971
Energy	—	43,312,156	—	43,312,156
Financials	—	79,831,294	—	79,831,294
Health Care	—	1,200,875	—	1,200,875
Industrials	3,183,138	24,486,617	—	27,669,755
Information Technology	3,351,151	8,111,883	—	11,463,034
Materials	—	13,004,314	—	13,004,314
Telecommunication Services	—	23,981,371	—	23,981,371
Utilities	—	5,339,971	—	5,339,971

Total Common Stocks	8,744,954	214,628,079	—	223,373,033

Total Short-Term Obligation	—	763,000	—	763,000

Total Investments	$8,744,954	$215,391,079	$—	$224,136,033

The Fund’s assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

The Fund was invested in the following countries at August 31, 2009:

Summary of Securities by Country (Unaudited)	Value	% of Total Investments
China	$214,020,971	95.5
Singapore	3,567,438	1.6
Hong Kong	2,988,619	1.3
Taiwan	2,796,005	1.3
United States*	763,000	0.3

	$224,136,033	100.0

* Includes short-term obligation.

Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

At August 31, 2009, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	35.7
Energy	19.3
Industrials	12.4
Telecommunication Services	10.7
Consumer Discretionary	6.0
Materials	5.8
Information Technology	5.1
Utilities	2.4
Consumer Staples	1.9
Health Care	0.5

99.8
Short-Term Obligation	0.4
Other Assets & Liabilities, Net	(0.2)

100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

9

Statement of Assets and Liabilities – Columbia Greater China Fund

August 31, 2009

		($)
Assets	Investments, at cost	145,217,973

	Investments, at value	224,136,033
	Cash	518
	Foreign currency (cost of $168,003)	168,045
	Receivable for:
	Fund shares sold	396,579
	Dividends	161,004
	Interest	3
	Trustees’ deferred compensation plan	17,905
	Other assets	2,079

	Total Assets	224,882,166

Liabilities	Payable for:
	Fund shares repurchased	635,787
	Investment advisory fee	192,255
	Pricing and bookkeeping fees	9,588
	Transfer agent fee	55,162
	Trustees’ fees	1,334
	Custody fee	34,947
	Distribution and service fees	76,295
	Chief compliance officer expenses	106
	Trustees' deferred compensation plan	17,905
	Other liabilities	70,441

	Total Liabilities	1,093,820

	Net Assets	223,788,346

Net Assets Consist of	Paid-in capital	159,535,627
	Undistributed net investment income	882,784
	Accumulated net realized loss	(15,548,074)
	Net unrealized appreciation (depreciation) on:
	Investments	78,918,060
	Foreign currency translations	(51)

	Net Assets	223,788,346

See Accompanying Notes to Financial Statements.

10

Statement of Assets and Liabilities (continued) – Columbia Greater China Fund

August 31, 2009

Class A	Net assets	$122,313,921
	Shares outstanding	2,760,878
	Net asset value per share	$44.30	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share	$47.00	(b)

Class B	Net assets	$17,813,209
	Shares outstanding	416,504
	Net asset value and offering price per share	$42.77	(a)

Class C	Net assets	$36,395,192
	Shares outstanding	839,434
	Net asset value and offering price per share	$43.36	(a)

Class Z	Net assets	$47,266,024
	Shares outstanding	1,023,184
	Net asset value and offering price per share	$46.20	(a)

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge and/or any applicable redemption fees.

(b)	On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

11

Statement of Operations – Columbia Greater China Fund

For the Year Ended August 31, 2009

		($)
Investment Income	Dividends	5,024,631
	Interest	8,891
	Foreign taxes withheld	(361,282)

	Total Investment Income	4,672,240

Expenses	Investment advisory fee	1,676,914
	Distribution fee:
	Class B	110,601
	Class C	205,395
	Service fee:
	Class A	254,096
	Class B	36,867
	Class C	68,465
	Pricing and bookkeeping fees	73,816
	Transfer agent fee	371,232
	Trustees’ fees	22,443
	Custody fee	168,477
	Reports to shareholders	96,564
	Chief compliance officer expenses	631
	Other expenses	135,005

	Expenses before interest expense	3,220,506

	Interest expense	837

	Total Expenses	3,221,343

	Expense reductions	(31)

	Net Expenses	3,221,312

	Net Investment Income	1,450,928

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Net realized loss on:
	Investments	(15,109,856)
	Foreign currency transactions	(1,460)

	Net realized loss	(15,111,316)

	Net change in unrealized appreciation (depreciation) on:
	Investments	(6,774,595)
	Foreign currency translations	242

	Net change in unrealized appreciation (depreciation)	(6,774,353)

	Net Loss	(21,885,669)

	Net Decrease Resulting from Operations	(20,434,741)

See Accompanying Notes to Financial Statements.

12

Statement of Changes in Net Assets – Columbia Greater China Fund

		Year Ended August 31,
Increase (Decrease) in Net Assets		2009 ($)	2008 ($)
Operations	Net investment income	1,450,928	711,482
	Net realized gain (loss) on investments and foreign currency transactions	(15,111,316)	3,455,222
	Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(6,774,353)	(77,324,107)

	Net decrease resulting from operations	(20,434,741)	(73,157,403)

Distributions to Shareholders	From net investment income:
	Class A	—	(1,533,100)
	Class B	—	(37,622)
	Class C	—	(60,761)
	Class Z	—	(558,619)
	From net realized gains:
	Class A	(1,483,663)	(110,894)
	Class B	(223,819)	(18,405)
	Class C	(392,226)	(31,737)
	Class Z	(436,493)	(31,891)

	Total distributions to shareholders	(2,536,201)	(2,383,029)

	Net Capital Stock Transactions	(12,519,342)	16,096,246
	Increase from regulatory settlements	103,255	—
	Redemption fees	93,566	281,680

	Total decrease in net assets	(35,293,463)	(59,162,506)

Net Assets	Beginning of period	259,081,809	318,244,315
	End of period	223,788,346	259,081,809
	Undistributed (overdistributed) net investment income at end of period	882,784	(1,091,745)

See Accompanying Notes to Financial Statements.

13

Statement of Changes in Net Assets – Capital Stock Activity

	Columbia Greater China Fund
	Year Ended August 31, 2009		Year Ended August 31, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	640,144	24,692,423	1,730,069	104,544,490
Distributions reinvested	38,179	1,286,612	19,701	1,325,719
Redemptions	(1,235,383)	(43,562,423)	(1,492,314)	(87,305,080)

Net increase (decrease)	(557,060)	(17,583,388)	257,456	18,565,129

Class B
Subscriptions	61,424	2,316,583	131,288	8,339,012
Distributions reinvested	5,032	164,581	622	40,941
Redemptions	(133,056)	(4,376,447)	(233,622)	(13,754,705)

Net decrease	(66,600)	(1,895,283)	(101,712)	(5,374,752)

Class C
Subscriptions	295,539	11,096,474	413,269	26,697,199
Distributions reinvested	8,529	282,747	1,022	68,125
Redemptions	(328,054)	(11,076,276)	(445,649)	(26,526,154)

Net increase (decrease)	(23,986)	302,945	(31,358)	239,170

Class Z
Subscriptions	515,855	20,827,817	529,511	33,769,297
Distributions reinvested	9,309	326,574	5,749	401,400
Redemptions	(394,270)	(14,498,007)	(509,570)	(31,503,998)

Net increase	130,894	6,656,384	25,690	2,666,699

See Accompanying Notes to Financial Statements.

14

Financial Highlights – Columbia Greater China Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class A Shares	2009		2008		2007		2006		2005
Net Asset Value, Beginning of Period	$46.54		$58.78		$31.90		$24.68		$20.64

Income from Investment Operations:
Net investment income (a)	0.34		0.22		0.26		0.26		0.31
Net realized and unrealized gain (loss) on investments and foreign currency	(2.08)		(12.02)		26.86		7.41		3.94

Total from investment operations	(1.74)		(11.80)		27.12		7.67		4.25

Less Distributions to Shareholders:
From net investment income	—		(0.46)		(0.24)		(0.45)		(0.21)
From net realized gains	(0.54)		(0.03)		—		—		—

Total distributions to shareholders	(0.54)		(0.49)		(0.24)		(0.45)		(0.21)

Increase from regulatory settlements	0.02		—		—		—		—

Redemption Fees:
Redemption fees added to paid-in-capital (a)	0.02		0.05		—	(b)	—	(b)	— (b)

Net Asset Value, End of Period	$44.30		$46.54		$58.78		$31.90		$24.68
Total return (c)	(3.30)%		(20.24)%		85.39%		31.55	%(d)(e)	20.66%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	1.69%		1.55%		1.59%		1.73%		1.76%
Interest expense	—	%(g)	—	%(g)	—	%(g)	—		—
Net expenses (f)	1.69%		1.55%		1.59%		1.73%		1.76%
Waiver/Reimbursement	—		—		—		0.01%		—
Net investment income (f)	0.96%		0.37%		0.61%		0.93%		1.35%
Portfolio turnover rate	39%		16%		36%		32%		24%
Net assets, end of period (000s)	$122,314		$154,413		$179,902		$84,492		$53,975

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by 0.03% and $0.01, respectively.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

15

Financial Highlights – Columbia Greater China Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class B Shares	2009		2008		2007		2006		2005
Net Asset Value, Beginning of Period	$45.29		$57.29		$31.14		$24.11		$20.18

Income from Investment Operations:
Net investment income (loss) (a)	0.07		(0.23)		(0.06)		0.05		0.14
Net realized and unrealized gain (loss) on investments and foreign currency	(2.09)		(11.73)		26.22		7.25		3.85

Total from investment operations	(2.02)		(11.96)		26.16		7.30		3.99

Less Distributions to Shareholders:
From net investment income	—		(0.06)		(0.01)		(0.27)		(0.06)
From net realized gains	(0.54)		(0.03)		—		—		—

Total distributions to shareholders	(0.54)		(0.09)		(0.01)		(0.27)		(0.06)

Increase from regulatory settlements	0.02		—		—		—		—

Redemption Fees:
Redemption fees added to paid-in-capital (a)	0.02		0.05		—	(b)	—	(b)	— (b)

Net Asset Value, End of Period	$42.77		$45.29		$57.29		$31.14		$24.11
Total return (c)	(4.02)%		(20.83)%		84.01%		30.57	%(d)(e)	19.77%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	2.44%		2.30%		2.34%		2.48%		2.51%
Interest expense	—	%(g)	—	%(g)	—	%(g)	—		—
Net expenses (f)	2.44%		2.30%		2.34%		2.48%		2.51%
Waiver/Reimbursement	—		—		—		0.01%		—
Net investment income (loss) (f)	0.21%		(0.40)%		(0.14)%		0.19%		0.60%
Portfolio turnover rate	39%		16%		36%		32%		24%
Net assets, end of period (000s)	$17,813		$21,880		$33,502		$17,176		$12,680

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by 0.03% and $0.01, respectively.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

16

Financial Highlights – Columbia Greater China Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class C Shares	2009		2008		2007		2006		2005
Net Asset Value, Beginning of Period	$45.89		$58.05		$31.56		$24.43		$20.45

Income from Investment Operations:
Net investment income (loss) (a)	0.09		(0.22)		(0.07)		0.05		0.14
Net realized and unrealized gain (loss) on investments and foreign currency	(2.12)		(11.90)		26.57		7.35		3.90

Total from investment operations	(2.03)		(12.12)		26.50		7.40		4.04

Less Distributions to Shareholders:
From net investment income	—		(0.06)		(0.01)		(0.27)		(0.06)
From net realized gains	(0.54)		(0.03)		—		—		—

Total distributions to shareholders	(0.54)		(0.09)		(0.01)		(0.27)		(0.06)

Increase from regulatory settlements	0.02		—		—		—		—

Redemption Fees:
Redemption fees added to paid-in-capital (a)	0.02		0.05		—	(b)	—	(b)	— (b)

Net Asset Value, End of Period	$43.36		$45.89		$58.05		$31.56		$24.43
Total return (c)	(3.99)%		(20.84)%		83.97%		30.58	%(d)(e)	19.75%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	2.44%		2.30%		2.34%		2.48%		2.51%
Interest expense	—	%(g)	—	%(g)	—	%(g)	—		—
Net expenses (f)	2.44%		2.30%		2.34%		2.48%		2.51%
Waiver/Reimbursement	—		—		—		0.01%		—
Net investment income (loss) (f)	0.24%		(0.38)%		(0.17)%		0.20%		0.60%
Portfolio turnover rate	39%		16%		36%		32%		24%
Net assets, end of period (000s)	$36,395		$39,620		$51,938		$22,229		$13,853

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by 0.03% and $0.01, respectively.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia Greater China Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class Z Shares	2009		2008		2007		2006		2005
Net Asset Value, Beginning of Period	$48.38		$61.05		$33.10		$25.59		$21.38

Income from Investment Operations:
Net investment income (a)	0.44		0.38		0.37		0.37		0.40
Net realized and unrealized gain (loss) on investments and foreign currency	(2.12)		(12.47)		27.90		7.65		4.07

Total from investment operations	(1.68)		(12.09)		28.27		8.02		4.47

Less Distributions to Shareholders:
From net investment income	—		(0.60)		(0.32)		(0.51)		(0.26)
From net realized gains	(0.54)		(0.03)		—		—		—

Total distributions to shareholders	(0.54)		(0.63)		(0.32)		(0.51)		(0.26)

Increase from regulatory settlements	0.02		—		—		—		—

Redemption Fees:
Redemption fees added to paid-in-capital (a)	0.02		0.05		—	(b)	—	(b)	— (b)

Net Asset Value, End of Period	$46.20		$48.38		$61.05		$33.10		$25.59
Total return (c)	(3.05)%		(20.04)%		85.88%		31.86	%(d)(e)	21.00%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	1.44%		1.30%		1.34%		1.48%		1.51%
Interest expense	—	%(g)	—	%(g)	—	%(g)	—		—
Net expenses (f)	1.44%		1.30%		1.34%		1.48%		1.51%
Waiver/Reimbursement	—		—		—		0.01%		—
Net investment income (f)	1.17%		0.62%		0.82%		1.25%		1.60%
Portfolio turnover rate	39%		16%		36%		32%		24%
Net assets, end of period (000s)	$47,266		$43,170		$52,903		$19,821		$9,012

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by 0.03% and $0.01, respectively.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

18

Notes to Financial Statements – Columbia Greater China Fund

August 31, 2009

Note 1. Organization

Columbia Greater China Fund (the “Fund”), a series of Columbia Funds Series Trust I (the “Trust”), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective

The Fund seeks long-term capital appreciation.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund’s prospectus.

Effective June 22, 2009, the Fund no longer accepts investments in Class B shares from new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund, and exchanges by existing Class B shareholders of other Columbia Funds.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through October 22, 2009, the date the financial statements were issued, and except as disclosed in Note 12, noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund’s net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

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Columbia Greater China Fund

August 31, 2009

The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Various inputs are used to determine the value of the Fund’s investments. Management establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

■	Level 1 — quoted prices in active markets for identical securities

■	Level 2 — prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

■

Level 3 — prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management’s own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC (“Columbia”), the Fund’s investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

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Columbia Greater China Fund

August 31, 2009

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are declared and distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended August 31, 2009, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions, distribution reclassifications, fair fund settlements, litigation proceeds and passive foreign investment company (“PFIC”) adjustments were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$523,601	$(420,348)	$(103,253)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended August 31, 2009 and August 31, 2008 was as follows:

	August 31, 2009	August 31, 2008
Distributions paid from:
Ordinary Income*	$16,410	$2,190,102
Long-Term Capital Gains	2,519,791	192,927

*	For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

21

Columbia Greater China Fund

August 31, 2009

As of August 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation
$908,872	$—	$78,918,060

Unrealized appreciation and depreciation at August 31, 2009, based on cost of investments for federal income tax purposes and excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, were:

Unrealized appreciation	$82,683,492
Unrealized depreciation	(3,765,432)
Net unrealized appreciation	$78,918,060

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2017	$11,181,842

Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of August 31, 2009, post-October capital losses of $4,366,233 attributed to security transactions were deferred to September 1, 2009.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”), provides investment advisory, administrative and other services to the Fund. In rendering investment advisory services to the Fund, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd, an affiliate of Columbia. Columbia receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.95%
$1 billion to $1.5 billion	0.87%
$1.5 billion to $3 billion	0.82%
$3 billion to $6 billion	0.77%
Over $6 billion	0.72%

For the year ended August 31, 2009, the Fund’s effective investment advisory fee rate was 0.95% of the Fund’s average daily net assets.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the “Financial Reporting Services Agreement”) with State Street Bank & Trust Company (“State Street”) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage

22

Columbia Greater China Fund

August 31, 2009

rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

Transfer Agent Fee

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account (“IRA”) trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended August 31, 2009, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund’s shares. For the year ended August 31, 2009, the Distributor has retained net underwriting discounts of $46,382 on sales of the Fund’s Class A shares and received net CDSC fees of $1,663, $48,758 and $20,840 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted plans pursuant to Rule 12b-1 under the 1940 Act (the “Plans”) which require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

The CDSC and the distribution fees received from the Plans are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Expense Limits and Fee Waivers

Effective January 1, 2009, Columbia has voluntarily agreed to reimburse a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed 1.40% annually of the Fund’s average daily net assets. Columbia, in its discretion, may revise or discontinue this arrangement at any time.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance

23

Columbia Greater China Fund

August 31, 2009

Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

For the year ended August 31, 2009, these custody credits reduced total expenses by $31 for the Fund.

Note 6. Portfolio Information

For the year ended August 31, 2009, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $70,264,051 and $76,958,408, respectively.

Note 7. Redemption Fees

The Fund may impose a 2.00% redemption fee on the proceeds of fund shares that are redeemed within 60 days of purchase. The redemption fee is designed to offset brokerage commissions and other costs associated with short term trading of fund shares. The redemption fees, which are retained by the Fund, are accounted for as an addition to paid-in capital and are allocated to each class based on the relative net assets at the time of the redemption. For the year ended August 31, 2009, the redemption fees for Class A, Class B, Class C and Class Z of the Fund amounted to $53,772, $7,827, $14,526 and $17,441, respectively.

Note 8. Regulatory Settlements

As of August 31, 2009, the Fund had received payments of $103,255 relating to certain regulatory settlements with third parties the Fund had participated in during the year. The payments have been included in “Increase from regulatory settlements” on the Statement of Changes in Net Assets.

Note 9. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum are accrued and apportioned among the participating funds pro rata based on their relative net assets. Prior to October 16, 2008, the Fund and other affiliated funds participated in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Interest on the committed line of credit was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets. Interest on the uncommitted line of credit was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charged an annual operations agency fee of $40,000 for the committed line of credit and was able to charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended August 31, 2009, the average daily loan balance outstanding on days where borrowing existed was $2,000,000 at a weighted average interest rate of 2.56%.

24

Columbia Greater China Fund

August 31, 2009

Note 10. Shares of Beneficial Interest

As of August 31, 2009, 14.9% of the Fund’s shares outstanding were beneficially owned by one participant account over which BOA and/or any of its affiliates had either sole or joint investment discretion.

Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 11. Significant Risks and Contingencies

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Non-Diversification Risk

As a non-diversified mutual fund, the Fund is permitted to invest a greater percentage of its total assets in the securities of fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Foreign Securities Risk

There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Geographic Concentration Risk

Because the Fund’s investments are concentrated in the Greater China region, events within the region will have a greater effect on the Fund than if the Fund were more geographically diversified. In addition, events in any one country within the region may impact the other countries or the region as a whole. Markets in the region can experience significant volatility due to social, regulatory and political uncertainties.

Legal Proceedings

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the “Columbia Group”) are subject to a settlement agreement with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and a settlement order with the SEC (the “SEC Order”) on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $140 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to reduce management fees for certain funds in the Columbia family of mutual funds in a projected total of $160 million over five years through November 30, 2009 and to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $140 million in settlement amounts described above has been substantially distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On

25

Columbia Greater China Fund

August 31, 2009

September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”), Columbia Funds Distributor, Inc. (now named Columbia Management Distributors, Inc.) (the “Distributor”), the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court’s memoranda dated November 3, 2005, the United States District Court for the District of Maryland granted in part and denied in part the defendants’ motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (“ICA”) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the “CDSC Lawsuit”). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

Note 12. Subsequent Events

On October 15, 2009 the committed line of credit discussed in Note 9 was renewed on amended terms. Pursuant to the amended terms, interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets. The annual operations agency fee of $20,000 was waived.

Bank of America Corporation, the indirect parent company of Columbia, entered into an agreement dated September 29, 2009 to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. The transaction (“Transaction”) includes a sale of the part of the asset management business that advises long-term mutual funds, including the Fund. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010.

26

Report of Independent Registered Public Accounting Firm

To the Trustees of the Columbia Funds Series Trust I and the Shareholders of Columbia Greater China Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Greater China Fund (the “Fund”) (a series of Columbia Funds Series Trust I), at August 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 22, 2009

27

Federal Income Tax Information (Unaudited)

Foreign taxes paid during the fiscal year ended August 31, 2009, of $361,282 are being passed through to shareholders. This represents $0.07 per share. Eligible shareholders may claim this amount as a foreign tax credit.

Gross income derived from sources within foreign countries amounted to $5,024,631 ($1.00 per share) for the period ended August 31, 2009.

The Fund will notify shareholders in January 2010, of amounts for use in preparing 2009 income tax returns.

28

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

John D. Collins (Born 1938)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 66; Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (underwriting firm)

Rodman L. Drake (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007) and Chairman of the Board (since 2009)

Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 66; Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); Apex Silver Mines Ltd. (mining); and Helios Total Return Fund, Inc. and Helios Strategic Mortgage Income Fund, Inc.

(exchange-traded funds)

Douglas A. Hacker (Born 1955)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President–Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 66; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel–Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 66; None

Charles R. Nelson (Born 1942)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; Consultant on econometric and statistical matters. Oversees 66; None

29

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

John J. Neuhauser (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael’s College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 66; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children’s Environmental Health Center, New York. Oversees 66; None

Patrick J. Simpson (Born 1944)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 66; None

Thomas C. Theobald (Born 1937)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004; Managing Director, William Blair Capital Partners (private equity investing) from September 1994 to September 2004. Oversees 66; Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry (from 1994 to 1997), President–Application Systems Division (from 1991 to 1994), Chief Financial Officer–US Marketing & Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 66; None

Interested Trustee

William E. Mayer[1] (Born 1940)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997. Oversees 66; Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

[1]

The Funds currently treat Mr. Mayer as an “interested person” (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

30

Fund Governance (continued)

Officers

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

J. Kevin Connaughton (Born 1964)
One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer–Columbia Funds, from June 2008 to January 2009; Treasurer–Columbia Funds, from October 2003 to May 2008; Treasurer–the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000–December 2006; Senior Vice President–Columbia Management Advisors, LLC, from April 2003 to December 2004; President–Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer–Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004–Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)
One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)
One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968)
One Financial Center Boston, MA 02111 Chief Accounting Officer and Treasurer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

31

Fund Governance (continued)

Officers (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Julian Quero (Born 1967)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969)
One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President–Fund Treasury of the Advisor since October 2004; Vice President–Trustee Reporting of the Advisor from April 2002 to October 2004.

Stephen T. Welsh (Born 1957)
One Financial Center Boston, MA 02111 Vice President (since 1996)	President, Columbia Management Services, Inc. since July 2004; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

32

Important Information About This Report

Transfer Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC

100 Federal Street

Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Greater China Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission’s website at www.sec.gov; and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC (“Columbia Management”) is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

33

One Financial Center

Boston, MA 02111-2621

Columbia Greater China Fund

Annual Report, August 31, 2009

©2009 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

SHC-42/23317-0809 (10/09) 09/90511

Annual Report

August 31, 2009

Columbia Strategic Investor Fund

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

We are pleased to provide this shareholder report detailing your fund’s performance, portfolio holdings and financial statements. We hope this information is helpful in monitoring your investments as we work through these challenging economic times. We recognize that you have entrusted us with your money and want you to know that our professional investment teams work to interpret the latest economic and market trends with the goal of optimizing portfolio construction for our clients.

The first half of 2009 was defined by extremes. The multiyear lows we witnessed in the early months gave way to a stunning rally for the U.S. financial markets in the spring. A global market rebound may be underway, thanks to the massive fiscal and aggressive monetary policies of governments around the world. As of the June 30 market close, the S&P 500® Index1 was trading at nearly 16.6 times its 2009 Wall Street consensus earnings estimates with a sharp increase of nearly 36% since March 9. More mixed economic news has yet to provide the all-clear signal for investors, although economic activity has started to firm up. We believe this challenging economic environment makes it even more important to work with professional money managers while continuing to invest for life events like retirement, college planning, home improvements and career changes.

Retirement income planning has become an increasingly significant focus in the lives of millions of Americans. Recent economic conditions make it even more important to manage short-term obligations such as mortgages, monthly bills and credit card debt while also taking the steps necessary to prepare for or maximize retirement benefits. Better nutrition and medical services can result in U.S. citizens living longer, healthier lives. This means the risk of outliving one’s assets in retirement is very real without proper planning. Financial security and retirement planning is an ongoing process that requires active management of your savings, investments and risks. We encourage you to review your retirement plan regularly so you’ll be better able to meet your retirement needs in the future.

We recognize that economic uncertainty creates great challenges for many investors. Our professional investment teams work diligently to help investors navigate through difficult markets. Thank you for your business and for the opportunity to work together towards your investment goals.

Sincerely,

J. Kevin Connaughton

President, Columbia Funds

On September 29, 2009, Bank of America Corporation entered into an agreement to sell a portion of the asset management business of Columbia Management Group, LLC. Please see Note 11 of the Notes to Financial Statements for additional information.

Past performance is no guarantee of future results.

[1]

The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Fund Profile – Columbia Strategic Investor Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 08/31/09

–18.44% Class A shares (without sales charge)

–18.39% Russell 1000 Index

Summary

■	For the 12-month period that ended August 31, 2009, the fund’s Class A shares returned negative 18.44% without sales charge.

■

The fund, its benchmark — the Russell 1000 Index[1] — and the average fund in its peer group — the Lipper Multi-Cap Core Funds Classification[2] — all suffered double-digit declines in a difficult environment for the equity markets.

■

Solid results relative to the index from the financials, technology and consumer staples sectors were offset by disappointments in the health care, industrials, materials and telecommunication service sectors.

Portfolio Management

Emil A. Gjester, lead manager of the fund, has managed or co-managed the fund since May 2002 and has been with the advisor or its predecessors or affiliate organizations since 1996.

Jonas Patrikson has co-managed the fund since February 2006 and has been with the advisor or its predecessors or affiliate organizations since September 2004.

Michael T. Welter has co-managed the fund since July 2006 and has been with the advisor or its predecessors or affiliate organizations since 2006.

Mary-Ann Ward has co-managed the fund since April 2008 and has been with the advisor or its predecessors or affiliate organizations since 1997.

[1]

The Russell 1000 Index tracks the performance of 1,000 of the largest U.S. companies, based on market capitalization. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

Economic Update – Columbia Strategic Investor Fund

Summary

For the 12-month period that ended August 31, 2009

■	Stocks lost ground, as measured by the S&P 500® Index and the MSCI EAFE Index, but cut their losses in a rebound that began half way through the period.

S&P Index	MSCI Index

-18.25%	-14.95%

■

As investors appeared to exhibit more tolerance for risk, the Barclays Capital Aggregate Bond Index delivered positive results. High-yield bonds rebounded strongly, as measured by the JPMorgan Developed BB High Yield Index.

Barclays Aggregate Index	JPMorgan Index

7.94%	6.51%

During the 12-month period that began September 1, 2008 and ended August 31, 2009, the U.S. economy faced the worst financial crisis since the Great Depression, then steadied itself as steps taken by a new administration began to show results in the second half of the period. Economic growth, as measured by gross domestic product, contracted by more than 6% in the second half of 2008. The decline for the first half of 2009 is expected to have been less severe, and hopes for a late 2009 recovery have been encouraged by Fed Chairman Bernanke. The lapse from growth has resulted in the longest — and most severe — recession in nearly three decades.

The labor market shed more than six million jobs between 2008 and 2009, raising the unemployment rate to 9.7% and virtually wiping out all of the jobs gained since the last recession. Manufacturing activity slowed and consumer spending declined. The beleaguered housing market continued to lose ground as prices fell and inventories rose. However, mortgage purchase applications increased late in the period, buoyed by low interest rates and an $8,000 first-time home buyer tax credit. Late in 2008, consumer confidence, as measured by the Conference Board, plummeted to its lowest point ever. However, it has since stabilized and turned higher near the end of the period.

Troubles that began in the U.S. subprime mortgage market resulted in a meltdown within the U.S. financial sector that claimed several major institutions in 2008 and led others to seek bailouts, restructuring or both. New rigorous lending standards severely limited access to credit, further hampering economic growth. In this environment, a new administration sought to stabilize the financial system, address economic woes and introduce sweeping health care reform. Stimulus spending began to flow into the economy, raising hopes that growth would be restored in the second half of 2009. In December 2008, the Federal Reserve Board (the Fed) lowered a key short-term borrowing rate — the federal funds rate — to between zero and 0.25% — a record low. In light of protracted economic weakness, we believe the Fed is unlikely to tighten its reins on money until the economy and the labor markets stabilize.

Stocks retreated, then rebounded

Against a weakening economic backdrop, the U.S. stock market lost 18.25% for the 12-month period, as measured by the S&P 500® Index. Losses affected the stocks of companies of all sizes and investment style categories, as measured by their respective Russell indices.1 Stock markets outside the U.S. suffered losses that were nearly as substantial. The MSCI EAFE Index,2 a broad gauge of stock market performance in foreign developed markets, lost 14.95% (in U.S. dollars) for the period. Emerging stock markets were also caught in the downdraft, but bounced back stronger than domestic or developed world markets in 2009. The MSCI Emerging Markets Index3 returned negative 9.95% (in U.S. dollars).

Bonds outperformed stocks

As investors sought refuge from a volatile stock market, the highest quality sectors of the U.S. bond market delivered modest gains. During the first half of the period, Treasury prices rose and yields declined sharply as the economy faltered and stock

2

Economic Update (continued) – Columbia Strategic Investor Fund market volatility increased. As hopes for a recovery materialized in the second half of the period, yields rose and Treasuries lagged behind riskier segments of the bond market. The benchmark 10-year U.S. Treasury yield began the period at 3.8%, declined to 2.2% in December 2008, then rose to end the period at 3.4%. In this environment, the Barclays Capital Aggregate Bond Index4 (formerly the Lehman Brothers U.S. Aggregate Bond Index) returned 7.94%. High-yield bond prices fell sharply in 2008 as economic prospects weakened and default fears rose, then rebounded strongly in 2009. For the 12-month period, the JPMorgan Developed BB High Yield Index5 returned 6.51%.

[1]

The Russell 1000 Index tracks the performance of 1,000 of the largest U.S. companies, based on market capitalization. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

[2]

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the U.S. and Canada.

[3]	The MSCI Emerging Markets Index is composed of a sample of companies from 22 countries representing the global emerging stock markets.

[4]

The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment-grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

[5]	The JPMorgan Developed BB High Yield Index is designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Past performance is no guarantee of future results.

3

Performance Information – Columbia Strategic Investor Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.50
Class B	2.25
Class C	2.25
Class Y	0.89
Class Z	1.25

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Net asset value per share

as of 08/31/09 ($)
Class A	14.62
Class B	14.12
Class C	14.13
Class Y	14.64
Class Z	14.64

Distributions declared per share

09/01/08 – 08/31/09 ($)
Class A	0.06
Class B	0.00
Class C	0.00
Class Y	0.00
Class Z	0.10

Performance of a $10,000 investment 11/09/00 – 08/31/09

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Strategic Investor Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Russell 1000 Index tracks the performance of 1,000 of the largest U.S. companies, based on market capitalization. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 11/09/00 – 08/31/09 ($)

Sales charge	without	with
Class A	20,850	19,653
Class B	19,782	19,782
Class C	19,793	19,793
Class Y	21,205	n/a
Class Z	21,205	n/a

Average annual total return as of 08/31/09 (%)

Share class	A		B		C		Y	Z
Inception	11/01/02		11/01/02		10/13/03		07/15/09	11/09/00
Sales charge	without	with	without	with	without	with	without	without
1-year	–18.44	–23.14	–19.08	–23.13	–19.07	–19.88	–18.26	–18.26
5-year	2.21	1.00	1.44	1.15	1.44	1.44	2.45	2.45
Life	8.70	7.97	8.05	8.05	8.06	8.06	8.91	8.91

Average annual total return as of 09/30/09 (%)
Share class	A		B		C		Y	Z
Sales charge	without	with	without	with	without	with	without	without
1-year	–3.41	–8.96	–4.11	–8.91	–4.11	–5.07	–3.11	–3.17
5-year	2.84	1.63	2.09	1.79	2.09	2.09	3.12	3.10
Life	9.29	8.57	8.65	8.65	8.65	8.65	9.52	9.51

4

Performance Information (continued) – Columbia Strategic Investor Fund

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Y and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Y shares and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B, Class C and Class Y are newer classes of shares. Class A and Class B share performance information includes the performance of Class Z shares (the oldest existing share class) for periods prior to their inception. Class C share performance information includes returns of Class B shares for the period from November 1, 2002 through October 12, 2003, and the returns of Class Z shares for periods prior thereto. Class Y share performance information includes the performance of Class Z shares for periods prior to its inception. These returns reflect differences in sales charges, but have not been restated to reflect any differences in expenses such as distribution and service (Rule 12b-1) fees between Class Z shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of Class A, Class B and Class C shares would have been lower, since these classes of shares are subject to distribution and service (Rule 12b-1) fees and the returns shown for Class Y share for periods prior to its inception would have been higher. Class A and Class B shares were initially offered on November 1, 2002, Class C shares were initially offered on October 13, 2003, Class Y shares were initially offered on July 15, 2009 and Class Z shares were initially offered on November 9, 2000.

5

Understanding Your Expenses – Columbia Strategic Investor Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

03/01/09 – 08/31/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)			Expenses paid during the period ($)			Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,419.42		1,018.90	7.62		6.36	1.25
Class B	1,000.00	1,000.00	1,414.78		1,015.12	12.17		10.16	2.00
Class C	1,000.00	1,000.00	1,414.38		1,015.12	12.17		10.16	2.00
Class Y	1,000.00	1,000.00	1,099.10	*	1,021.58	0.99	*	3.67	0.72
Class Z	1,000.00	1,000.00	1,421.39		1,020.16	6.10		5.09	1.00

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses for all Classes except Class Y, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

* For the period July 15, 2009 through August 31, 2009. Class Y shares commenced operations on July 15, 2009.

6

Portfolio Managers’ Report – Columbia Strategic Investor Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Top 5 equity sectors

as of 08/31/09 (%)
Information Technology	18.9
Financials	16.6
Energy	13.3
Health Care	10.4
Industrials	10.2

Top 10 holdings

as of 08/31/09 (%)
Microsoft	2.5
JP Morgan Chase & Co.	2.5
Wells Fargo	2.1
Apple	2.0
Exxon Mobil	1.9
Hewlett-Packard	1.8
International Business Machines	1.8
Google	1.4
PepsiCo	1.3
Goldman Sachs Group	1.3

Holdings discussed in this report

as of 08/31/09 (%)
JPMorgan Chase	2.5
Goldman Sachs	1.3
Fifth Third Bancorp	0.9
Herbalife	0.5
Brocade Communications Systems	0.4
Agilent Technologies	0.7
Jo-Ann Stores	0.5
Bally Technologies	0.7
Life Technologies	0.5
PT Perusahaan Gas Negara	0.4
Hypermarcas	0.5

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

For the 12-month period that ended August 31, 2009, Columbia Strategic Investor Fund Class A shares returned negative 18.44% without sales charge. The fund’s benchmark, the Russell 1000 Index, returned negative 18.39%, and the average return of its peer group, the Lipper Multi-Cap Core Funds Classification, was negative 17.36%. Good relative performance from the financials, technology and consumer staples sectors was offset by poor performance relative to the benchmark from the industrials, health care, materials and telecom services sectors.

Stock selection within the financials, technology and consumer staples sectors aided the fund’s relative performance. In financials, we held quality names, such as JPMorgan Chase and Goldman Sachs, and avoided some of the more troubled institutions in insurance and other financial subsectors. In May, we invested in Fifth Third Bancorp — which has registered positive returns. Although the consumer staples sector declined for the period, we owned several stocks that added value relative to the index, including Herbalife, Green Mountain Coffee Roasters, Hansen Natural and United Natural Foods. Herbalife remains in the portfolio while the other three were sold. In information technology, Brocade Communications Systems and Agilent Technologies registered positive returns.

Relative performance suffered in the health care, industrials, materials and telecom services sectors. Although the health care sector as a whole outperformed the market, the fund sustained large percentage losses in some holdings, including Alcon, Covance and Sequenom, each of which was eliminated from the portfolio during the period. In the industrials sector, the fund also experienced several disappointments — among these were McDermott, SPX and AGCO, all of which were sold during the period.

Looking ahead

In our report of six months ago, we indicated that we were finding many compelling investment opportunities in the United States. Our purchases in 2009 have included small to medium-sized companies, such as Jo-Ann Stores, Bally Technologies and Life Technologies.

As the new reporting period begins, we are finding compelling emerging markets investments even after a strong rally in that arena in 2009. Investments in this category include the Indonesian company PT Perusahaan Gas Negara and Brazilian company Hypermarcas.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small- and mid-cap stocks may present special risks. They tend to be more volatile and less liquid than the stocks of larger companies. Small-cap stocks often have narrower markets, limited financial resources and tend to be more thinly traded than stocks of larger companies. Value stocks may also be subject to specific business risks that have caused the stocks to be out of favor. The price of the company’s stock may not approach the value the manager has placed on it.

7

Investment Portfolio – Columbia Strategic Investor Fund

August 31, 2009

Common Stocks – 97.7%

	Shares	Value ($)
Consumer Discretionary – 9.7%
Auto Components – 0.5%
Nokian Renkaat Oyj	170,967	3,845,590

Auto Components Total		3,845,590

Distributors – 0.4%
LKQ Corp. (a)	198,347	3,443,304

Distributors Total		3,443,304

Hotels, Restaurants & Leisure – 1.4%
Bally Technologies, Inc. (a)	135,754	5,488,534
Burger King Holdings, Inc.	148,952	2,670,709
WMS Industries, Inc. (a)	65,768	2,783,960

Hotels, Restaurants & Leisure Total		10,943,203

Leisure Equipment & Products – 0.4%
Polaris Industries, Inc.	77,445	2,920,451

Leisure Equipment & Products Total		2,920,451

Media – 1.3%
DIRECTV Group, Inc. (a)	158,956	3,935,751
John Wiley & Sons, Inc., Class A	95,768	3,071,280
Time Warner Cable, Inc.	90,956	3,358,095

Media Total		10,365,126

Multiline Retail – 1.9%
Big Lots, Inc. (a)	166,572	4,234,260
J.C. Penney Co., Inc.	97,479	2,928,269
Target Corp.	164,781	7,744,707

Multiline Retail Total		14,907,236

Specialty Retail – 2.5%
Best Buy Co., Inc.	110,332	4,002,845
Collective Brands, Inc. (a)	233,227	3,694,316
Jo-Ann Stores, Inc. (a)	147,172	4,020,739
Lowe’s Companies, Inc.	228,363	4,909,804
Urban Outfitters, Inc. (a)	109,426	3,110,981

Specialty Retail Total		19,738,685

Textiles, Apparel & Luxury Goods – 1.3%
Hanesbrands, Inc. (a)	190,916	4,020,691
NIKE, Inc., Class B	107,714	5,966,279

Textiles, Apparel & Luxury Goods Total		9,986,970

Consumer Discretionary Total		76,150,565

Consumer Staples – 8.4%
Beverages – 2.5%
Carlsberg A/S, Class B	72,625	5,217,424
Molson Coors Brewing Co., Class B	79,121	3,748,753
PepsiCo, Inc.	186,749	10,583,066

Beverages Total		19,549,243

	Shares	Value ($)
Food & Staples Retailing – 1.6%
BJ’s Wholesale Club, Inc. (a)	84,187	2,744,496
Safeway, Inc.	248,692	4,737,583
Walgreen Co.	149,536	5,066,280

Food & Staples Retailing Total		12,548,359

Food Products – 0.9%
Archer-Daniels-Midland Co.	167,611	4,832,225
Sanderson Farms, Inc.	63,977	2,661,443

Food Products Total		7,493,668

Household Products – 0.5%
Hypermarcas SA (a)	241,500	3,841,550

Household Products Total		3,841,550

Personal Products – 1.7%
Avon Products, Inc.	179,882	5,732,839
Herbalife Ltd.	118,180	3,578,491
Mead Johnson Nutrition Co., Class A	96,644	3,832,901

Personal Products Total		13,144,231

Tobacco – 1.2%
Philip Morris International, Inc.	209,210	9,562,989

Tobacco Total		9,562,989

Consumer Staples Total		66,140,040

Energy – 13.3%
Energy Equipment & Services – 5.2%
BJ Services Co.	309,621	4,972,513
Cameron International Corp. (a)	160,738	5,739,954
CARBO Ceramics, Inc.	117,893	5,075,294
National-Oilwell Varco, Inc. (a)	144,873	5,266,134
Noble Corp.	90,141	3,157,639
Pioneer Drilling Co. (a)	346,954	1,977,638
Schlumberger Ltd.	77,010	4,327,962
Tenaris SA, ADR	132,776	3,847,848
Transocean Ltd. (a)	37,615	2,852,722
Wellstream Holdings PLC	411,891	3,273,799

Energy Equipment & Services Total		40,491,503

Oil, Gas & Consumable Fuels – 8.1%
Apache Corp.	60,917	5,174,899
Cimarex Energy Co.	141,399	5,520,217
Comstock Resources, Inc. (a)	73,025	2,579,973
Continental Resources, Inc. (a)	78,660	2,776,698
Devon Energy Corp.	79,499	4,879,649
EOG Resources, Inc.	71,603	5,155,416
Exxon Mobil Corp.	210,922	14,585,256
Hess Corp.	70,592	3,571,249
Occidental Petroleum Corp.	109,768	8,024,041

See Accompanying Notes to Financial Statements.

8

Columbia Strategic Investor Fund

August 31, 2009

Common Stocks (continued)

	Shares	Value ($)
Energy (continued)
Oil, Gas & Consumable Fuels (continued)
Peabody Energy Corp.	78,207	2,555,805
Petroleo Brasileiro SA, ADR	116,038	4,599,746
StatoilHydro ASA, ADR	198,152	4,327,640

Oil, Gas & Consumable Fuels Total		63,750,589

Energy Total		104,242,092

Financials – 16.6%
Capital Markets – 5.4%
Ameriprise Financial, Inc.	212,835	6,391,435
Charles Schwab Corp.	343,434	6,202,418
Credit Suisse Group AG, ADR	55,305	2,814,471
Goldman Sachs Group, Inc.	60,640	10,033,494
Invesco Ltd.	214,633	4,453,635
Raymond James Financial, Inc.	245,151	5,577,185
TD Ameritrade Holding Corp. (a)	203,923	3,923,479
Waddell & Reed Financial, Inc., Class A	115,311	3,059,201

Capital Markets Total		42,455,318

Commercial Banks – 3.9%
Fifth Third Bancorp	667,867	7,306,465
Glacier Bancorp, Inc.	146,812	2,188,967
TCF Financial Corp.	315,264	4,338,033
Wells Fargo & Co.	608,320	16,740,966

Commercial Banks Total		30,574,431

Consumer Finance – 0.9%
American Express Co.	215,439	7,286,147

Consumer Finance Total		7,286,147

Diversified Financial Services – 3.2%
Hong Kong Exchanges & Clearing Ltd.	203,700	3,545,489
JPMorgan Chase & Co.	444,607	19,322,620
Portfolio Recovery Associates, Inc. (a)	39,675	1,742,526

Diversified Financial Services Total		24,610,635

Insurance – 2.5%
ACE Ltd.	54,005	2,817,981
Aon Corp.	90,096	3,762,409
Axis Capital Holdings Ltd.	80,629	2,457,572
Principal Financial Group, Inc.	140,765	3,997,726
Prudential Financial, Inc.	129,998	6,575,299

Insurance Total		19,610,987

Real Estate Investment Trusts (REITs) – 0.7%
Digital Realty Trust, Inc.	65,511	2,854,969
Redwood Trust, Inc.	180,962	2,900,821

Real Estate Investment Trusts (REITs) Total		5,755,790

Financials Total		130,293,308

	Shares	Value ($)
Health Care – 10.4%
Biotechnology – 1.1%
Celgene Corp. (a)	63,253	3,299,909
Gilead Sciences, Inc. (a)	115,208	5,191,273

Biotechnology Total		8,491,182

Health Care Equipment & Supplies – 2.3%
Baxter International, Inc.	121,088	6,892,329
Covidien PLC	80,069	3,168,330
Hospira, Inc. (a)	71,283	2,786,452
NuVasive, Inc. (a)	70,780	2,836,155
Smith & Nephew PLC, ADR	58,646	2,477,794

Health Care Equipment & Supplies Total		18,161,060

Health Care Providers & Services – 1.7%
Express Scripts, Inc. (a)	64,417	4,652,196
Mednax, Inc. (a)	53,021	2,760,803
UnitedHealth Group, Inc.	212,587	5,952,436

Health Care Providers & Services Total		13,365,435

Health Care Technology – 0.3%
MedAssets, Inc. (a)	82,219	1,835,950

Health Care Technology Total		1,835,950

Life Sciences Tools & Services – 1.1%
Illumina, Inc. (a)	69,296	2,444,070
Life Technologies Corp. (a)	94,058	4,188,403
QIAGEN N.V. (a)	106,009	2,178,485

Life Sciences Tools & Services Total		8,810,958

Pharmaceuticals – 3.9%
Abbott Laboratories	157,036	7,102,738
Allergan, Inc.	82,797	4,630,008
AstraZeneca PLC, ADR	77,962	3,635,368
Novo Nordisk A/S, ADR	62,792	3,830,940
Sanofi-Aventis SA, ADR	219,727	7,486,099
Teva Pharmaceutical Industries Ltd., ADR	73,748	3,798,022

Pharmaceuticals Total		30,483,175

Health Care Total		81,147,760

Industrials – 10.2%
Aerospace & Defense – 0.8%
United Technologies Corp.	100,172	5,946,210

Aerospace & Defense Total		5,946,210

Air Freight & Logistics – 0.8%
Expeditors International of Washington, Inc.	101,791	3,324,494
UTI Worldwide, Inc. (a)	197,813	2,541,897

Air Freight & Logistics Total		5,866,391

See Accompanying Notes to Financial Statements.

9

Columbia Strategic Investor Fund

August 31, 2009

Common Stocks (continued)

	Shares	Value ($)
Industrials (continued)
Construction & Engineering – 0.9%
EMCOR Group, Inc. (a)	151,846	3,518,272
Insituform Technologies, Inc., Class A (a)	164,755	3,155,058

Construction & Engineering Total		6,673,330

Electrical Equipment – 0.3%
GrafTech International Ltd. (a)	184,886	2,630,928

Electrical Equipment Total		2,630,928

Industrial Conglomerates – 2.3%
Barloworld Ltd.	372,392	2,278,535
General Electric Co.	399,068	5,547,045
Siemens AG, ADR	78,318	6,801,135
Tyco International Ltd.	109,822	3,480,259

Industrial Conglomerates Total		18,106,974

Machinery – 2.6%
Caterpillar, Inc.	119,082	5,395,605
Dover Corp.	94,102	3,254,988
Joy Global, Inc.	101,047	3,925,676
Kubota Corp.	189,000	1,561,967
Navistar International Corp. (a)	47,288	2,044,733
Parker Hannifin Corp.	85,303	4,150,844

Machinery Total		20,333,813

Marine – 1.4%
A.P. Moller-Maersk A/S, Class B	770	5,546,557
Diana Shipping, Inc.	198,121	2,573,592
Genco Shipping & Trading Ltd.	153,674	2,976,665

Marine Total		11,096,814

Professional Services – 0.2%
Monster Worldwide, Inc. (a)	109,021	1,768,321

Professional Services Total		1,768,321

Road & Rail – 0.9%
Landstar System, Inc.	80,663	2,812,719
Union Pacific Corp.	76,301	4,563,562

Road & Rail Total		7,376,281

Industrials Total		79,799,062

Information Technology – 18.9%
Communications Equipment – 1.8%
Adtran, Inc.	157,752	3,587,281
Brocade Communications Systems, Inc. (a)	427,192	3,088,598
CommScope, Inc. (a)	140,360	3,784,106
Nokia Oyj, ADR	227,142	3,182,259

Communications Equipment Total		13,642,244

	Shares	Value ($)
Computers & Peripherals – 5.6%
Apple, Inc. (a)	94,357	15,871,791
Hewlett-Packard Co.	317,890	14,270,082
International Business Machines Corp.	117,649	13,888,464

Computers & Peripherals Total		44,030,337

Electronic Equipment, Instruments & Components – 1.5%
Agilent Technologies, Inc. (a)	211,071	5,420,303
Brightpoint, Inc. (a)	273,343	2,006,338
Tyco Electronics Ltd.	188,053	4,291,369

Electronic Equipment, Instruments & Components Total		11,718,010

Internet Software & Services – 2.4%
Equinix, Inc. (a)	33,075	2,786,900
Google, Inc., Class A (a)	23,498	10,848,322
Yahoo!, Inc. (a)	374,322	5,468,844

Internet Software & Services Total		19,104,066

IT Services – 2.0%
Fiserv, Inc. (a)	55,608	2,683,086
Hewitt Associates, Inc., Class A (a)	100,032	3,603,153
MasterCard, Inc., Class A	14,513	2,940,769
Redecard SA	268,100	3,670,069
Western Union Co.	168,130	3,033,065

IT Services Total		15,930,142

Semiconductors & Semiconductor Equipment – 2.3%
Amkor Technology, Inc. (a)	268,872	1,489,551
Fairchild Semiconductor International, Inc. (a)	238,597	2,400,286
Intel Corp.	367,427	7,466,117
Micron Technology, Inc. (a)	608,535	4,484,903
Texas Instruments, Inc.	100,409	2,469,057

Semiconductors & Semiconductor Equipment Total		18,309,914

Software – 3.3%
Microsoft Corp.	810,610	19,981,537
Oracle Corp.	157,321	3,440,610
Symantec Corp. (a)	146,658	2,217,469

Software Total		25,639,616

Information Technology Total		148,374,329

Materials – 5.7%
Chemicals – 1.5%
Albemarle Corp.	73,568	2,371,097
Monsanto Co.	76,220	6,393,334
Potash Corp. of Saskatchewan, Inc.	34,556	3,058,551

Chemicals Total		11,822,982

See Accompanying Notes to Financial Statements.

10

Columbia Strategic Investor Fund

August 31, 2009

Common Stocks (continued)

	Shares	Value ($)
Materials (continued)
Containers & Packaging – 0.4%
Owens-Illinois, Inc. (a)	85,200	2,891,688

Containers & Packaging Total		2,891,688

Metals & Mining – 3.8%
ArcelorMittal	92,214	3,285,585
Cliffs Natural Resources, Inc.	90,042	2,278,963
Freeport-McMoRan Copper & Gold, Inc.	127,517	8,031,021
Kaiser Aluminum Corp.	103,223	3,337,199
Nucor Corp.	91,326	4,067,660
Thompson Creek Metals Co., Inc. (a)	449,440	5,168,560
Vale SA, ADR	204,471	3,927,888

Metals & Mining Total		30,096,876

Materials Total		44,811,546

Telecommunication Services – 1.6%
Diversified Telecommunication Services – 0.4%
Verizon Communications, Inc.	100,120	3,107,725

Diversified Telecommunication Services Total		3,107,725

Wireless Telecommunication Services – 1.2%
American Tower Corp., Class A (a)	97,546	3,087,331
Millicom International Cellular SA (a)	45,996	3,245,477
Mobile TeleSystems OJSC, ADR	62,276	2,701,533

Wireless Telecommunication Services Total		9,034,341

Telecommunication Services Total		12,142,066

Utilities – 2.9%
Electric Utilities – 1.1%
Entergy Corp.	61,265	4,839,935
Exelon Corp.	78,593	3,931,222

Electric Utilities Total		8,771,157

Gas Utilities – 0.4%
PT Perusahaan Gas Negara	10,198,000	3,515,679

Gas Utilities Total		3,515,679

Independent Power Producers & Energy Traders – 0.8%
AES Corp. (a)	441,460	6,034,758

Independent Power Producers & Energy Traders Total		6,034,758

	Shares	Value ($)
Multi-Utilities – 0.6%
Public Service Enterprise Group, Inc.	150,564	4,768,362

Multi-Utilities Total		4,768,362

Utilities Total		23,089,956

Total Common Stocks (cost of $661,458,644)		766,190,724

Short-Term Obligation – 2.2%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 08/31/09, due on 09/01/09, at 0.130%, collateralized by U.S. Treasury obligations with various maturities to 11/30/10, market value $17,969,250 (repurchase proceeds $17,614,064)	17,614,000	17,614,000

Total Short-Term Obligation (cost of $17,614,000)		17,614,000

Total Investments – 99.9% (cost of $679,072,644)(b)		783,804,724

Other Assets & Liabilities, Net – 0.1%		430,481

Net Assets – 100.0%		784,235,205

Notes to Investment Portfolio:

(a)	Non-income producing security.

(b)	Cost for federal income tax purposes is $682,147,120.

The following table summarizes the inputs used, as of August 31, 2009 in valuing the Fund’s assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$72,304,975	$3,845,590	$—	$76,150,565
Consumer Staples	60,922,616	5,217,424	—	66,140,040
Energy	100,968,293	3,273,799	—	104,242,092
Financials	126,747,819	3,545,489	—	130,293,308
Health Care	81,147,760	—	—	81,147,760
Industrials	70,412,003	9,387,059	—	79,799,062
Information Technology	148,374,329	—	—	148,374,329
Materials	44,811,546	—	—	44,811,546
Telecommunication Services	12,142,066	—	—	12,142,066
Utilities	19,574,277	3,515,679	—	23,089,956

Total Common Stocks	737,405,684	28,785,040	—	766,190,724

Total Short-Term Obligation	—	17,614,000	—	17,614,000

Total Investments	$737,405,684	$46,399,040	$—	$783,804,724

See Accompanying Notes to Financial Statements.

11

Columbia Strategic Investor Fund

August 31, 2009

The Fund’s assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At August 31, 2009, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Information Technology	18.9
Financials	16.6
Energy	13.3
Health Care	10.4
Industrials	10.2
Consumer Discretionary	9.7
Consumer Staples	8.4
Materials	5.7
Utilities	2.9
Telecommunication Services	1.6

97.7
Short-Term Obligation	2.2
Other Assets & Liabilities, Net	0.1

100.0

The Fund was invested in the following countries at August 31, 2009:

Summary of Securities by Country (Unaudited)	Value	% of Total Investments
United States*	$680,386,141	86.8
Brazil	16,039,254	2.0
Denmark	14,594,920	1.9
United Kingdom	9,386,960	1.2
Germany	8,979,620	1.1
Canada	8,227,112	1.1
France	7,486,099	0.9
Finland	7,027,850	0.9
Norway	4,327,640	0.6
Italy	3,847,848	0.5
Israel	3,798,022	0.5
Hong Kong	3,545,488	0.5
Indonesia	3,515,680	0.4
Netherlands	3,285,585	0.4
Switzerland	2,814,471	0.4
Russia	2,701,533	0.3
South Africa	2,278,534	0.3
Japan	1,561,967	0.2

	$783,804,724	100.0

* Includes short-term obligation.

Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

12

Statement of Assets and Liabilities – Columbia Strategic Investor Fund

August 31, 2009

		($)
Assets	Investments, at cost	679,072,644

	Investments, at value	783,804,724
	Cash	1,591
	Receivable for:
	Investments sold	22,992,615
	Fund shares sold	69,029
	Dividends	935,069
	Interest	64
	Foreign tax reclaims	43,806
	Trustees’ deferred compensation plan	71,028
	Prepaid expenses	9,958

	Total Assets	807,927,884

Liabilities	Expense reimbursement due to investment advisor	60,668
	Payable for:
	Investments purchased	21,384,926
	Fund shares repurchased	1,087,799
	Investment advisory fee	388,795
	Administration fee	100,244
	Transfer agent fee	273,931
	Pricing and bookkeeping fees	13,458
	Trustees’ fees	238
	Custody fee	9,000
	Distribution and service fees	72,189
	Chief compliance officer expenses	141
	Reports to shareholders	177,000
	Trustees’ deferred compensation plan	71,028
	Other liabilities	53,262

	Total Liabilities	23,692,679

	Net Assets	784,235,205

Net Assets Consist of	Paid-in capital	908,183,637
	Undistributed net investment income	3,910,097
	Accumulated net realized loss	(232,589,664)
	Net unrealized appreciation (depreciation) on:
	Investments	104,732,080
	Foreign currency translations	(945)

	Net Assets	784,235,205

See Accompanying Notes to Financial Statements.

13

Statement of Assets and Liabilities (continued) – Columbia Strategic Investor Fund

August 31, 2009

Class A	Net assets	$158,624,054
	Shares outstanding	10,852,351
	Net asset value per share	$14.62	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($14.62/0.9425)	$15.51	(b)

Class B
	Net assets	$24,932,781
	Shares outstanding	1,765,845
	Net asset value and offering price per share	$14.12	(a)

Class C
	Net assets	$19,873,507
	Shares outstanding	1,406,953
	Net asset value and offering price per share	$14.13	(a)

Class Y (c)
	Net assets	$9,629,839
	Shares outstanding	657,726
	Net asset value, offering and redemption price per share	$14.64

Class Z
	Net assets	$571,175,024
	Shares outstanding	39,017,329
	Net asset value, offering and redemption price per share	$14.64

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

(c)	Class Y shares commenced operations on July 15, 2009.

See Accompanying Notes to Financial Statements.

14

Statement of Operations – Columbia Strategic Investor Fund

For the Year Ended August 31, 2009

		($) (a)
Investment Income	Dividends	13,840,881
	Interest	17,478
	Foreign taxes withheld	(186,911)

	Total Investment Income	13,671,448

Expenses	Investment advisory fee	4,131,661
	Administration fee	1,058,644
	Distribution fee:
	Class B	188,336
	Class C	147,985
	Service fee:
	Class A	370,260
	Class B	62,779
	Class C	49,328
	Transfer agent fee – Class A, Class B, Class C and Class Z	2,488,953
	Transfer agent fee – Class Y	5
	Pricing and bookkeeping fees	143,423
	Trustees’ fees	48,177
	Custody fee	50,070
	Reports to shareholders	458,121
	Chief compliance officer expenses	831
	Other expenses	224,967

	Total Expenses	9,423,540

	Fees waived or expenses reimbursed by investment advisor	(1,606,165)
	Expense reductions	(214)

	Net Expenses	7,817,161

	Net Investment Income	5,854,287

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Net realized loss on:
	Investments	(157,672,633)
	Foreign currency transactions	(85,074)

	Net realized loss	(157,757,707)

	Net change in unrealized appreciation (depreciation) on:
	Investments	(54,363,040)
	Foreign currency translations	5,231

	Net change in unrealized appreciation (depreciation)	(54,357,809)

	Net Loss	(212,115,516)

	Net Decrease Resulting from Operations	(206,261,229)

(a)	Class Y shares commenced operations on July 15, 2009.

See Accompanying Notes to Financial Statements.

15

Statement of Changes in Net Assets – Columbia Strategic Investor Fund

		Year Ended August 31,
Increase (Decrease) in Net Assets		2009 ($)	2008 ($)
Operations	Net investment income	5,854,287	4,888,993
	Net realized loss on investments and foreign currency transactions	(157,757,707)	(46,655,894)
	Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(54,357,809)	(37,426,421)

	Net decrease resulting from operations	(206,261,229)	(79,193,322)

Distributions to Shareholders	From net investment income:
	Class A	(665,483)	(773,956)
	Class Z	(4,034,658)	(4,698,098)
	From net realized gains:
	Class A	—	(25,957,054)
	Class B	—	(5,475,529)
	Class C	—	(4,393,348)
	Class Z	—	(86,866,170)

	Total distributions to shareholders	(4,700,141)	(128,164,155)

	Net Capital Stock Transactions	(62,182,505)	51,027,510
	Increase from regulatory settlements	176,191	—

	Total decrease in net assets	(272,967,684)	(156,329,967)

Net Assets	Beginning of period	1,057,202,889	1,213,532,856
	End of period	784,235,205	1,057,202,889
	Undistributed net investment income at end of period	3,910,097	2,664,833

See Accompanying Notes to Financial Statements.

16

Statement of Changes in Net Assets (continued) – Columbia Strategic Investor Fund

	Capital Stock Activity
	Year Ended August 31,
	2009		2008
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	1,198,938	15,494,350	1,770,936	34,839,825
Distributions reinvested	53,211	631,609	1,207,017	25,419,789
Redemptions	(2,913,464)	(36,422,408)	(2,371,293)	(46,749,332)

Net increase (decrease)	(1,661,315)	(20,296,449)	606,660	13,510,282

Class B
Subscriptions	90,795	1,125,543	209,919	3,963,170
Distributions reinvested	—	—	246,493	5,055,566
Redemptions	(744,915)	(9,113,095)	(611,433)	(11,688,371)

Net decrease	(654,120)	(7,987,552)	(155,021)	(2,669,635)

Class C
Subscriptions	155,332	1,885,688	218,592	4,229,781
Distributions reinvested	—	—	190,801	3,915,246
Redemptions	(707,882)	(8,714,088)	(581,094)	(11,340,571)

Net decrease	(552,550)	(6,828,400)	(171,701)	(3,195,544)

Class Y (a)
Subscriptions	657,726	9,266,434	—	—

Net increase	657,726	9,266,434	—	—

Class Z
Subscriptions	2,698,045	33,794,489	2,899,426	57,635,847
Distributions reinvested	334,033	3,961,625	4,275,497	90,127,466
Redemptions	(5,835,211)	(74,092,652)	(5,258,470)	(104,380,906)

Net increase (decrease)	(2,803,133)	(36,336,538)	1,916,453	43,382,407

(a)	Class Y shares commenced operations on July 15, 2009.

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia Strategic Investor Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class A Shares	2009		2008		2007		2006		2005
Net Asset Value, Beginning of Period	$18.01		$21.48		$21.22		$21.21		$18.37

Income from Investment Operations:
Net investment income (a)	0.09		0.06		0.07		0.13		0.01
Net realized and unrealized gain (loss) on investments and foreign currency	(3.42)		(1.25)		2.97		1.54		3.08

Total from investment operations	(3.33)		(1.19)		3.04		1.67		3.09

Less Distributions to Shareholders:
From net investment income	(0.06)		(0.07)		(0.10)		(0.14)		(0.03)
From net realized gains	—		(2.21)		(2.68)		(1.52)		(0.22)

Total distributions to shareholders	(0.06)		(2.28)		(2.78)		(1.66)		(0.25)
Increase from regulatory settlements	—	(b)	—		—		—		—

Net Asset Value, End of Period	$14.62		$18.01		$21.48		$21.22		$21.21
Total return (c)(d)	(18.44)%		(7.09)%		16.33%		8.26%		16.88%

Ratios to Average Net Assets/Supplemental Data:
Net expenses	1.24	%(e)	1.22	%(f)	1.23	%(g)	1.24	%(e)	1.24	%(e)
Waiver/Reimbursement	0.23%		0.03%		0.02%		0.01%		0.03%
Net investment income	0.70	%(e)	0.30	%(f)	0.36	%(g)	0.65	%(e)	0.64	%(e)
Portfolio turnover rate	117%		88%		139%		82%		80%
Net assets, end of period (000s)	$158,624		$225,418		$255,743		$170,201		$169,340

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	The benefits derived from expense reductions had an impact of 0.04%.

(g)	The benefits derived from expense reductions had an impact of 0.06%.

See Accompanying Notes to Financial Statements.

18

Financial Highlights – Columbia Strategic Investor Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class B Shares	2009		2008		2007		2006		2005
Net Asset Value, Beginning of Period	$17.45		$20.96		$20.81		$20.84		$18.17

Income from Investment Operations:
Net investment loss (a)	(0.01)		(0.09)		(0.08)		(0.02)		—	(b)
Net realized and unrealized gain (loss) on investments and foreign currency	(3.32)		(1.21)		2.91		1.51		2.89

Total from investment operations	(3.33)		(1.30)		2.83		1.49		2.89

Less Distributions to Shareholders:
From net realized gains	—		(2.21)		(2.68)		(1.52)		(0.22)
Increase from regulatory settlements	—	(b)	—		—		—		—

Net Asset Value, End of Period	$14.12		$17.45		$20.96		$20.81		$20.84
Total return (c)(d)	(19.08)%		(7.77)%		15.50%		7.47%		15.97%

Ratios to Average Net Assets/Supplemental Data:
Net expenses	1.99	%(e)	1.97	%(f)	1.98	%(g)	1.99	%(e)	1.99	%(e)
Waiver/Reimbursement	0.23%		0.03%		0.02%		0.01%		0.03%
Net investment loss	(0.05	)%(e)	(0.46	)%(f)	(0.39	)%(g)	(0.10	)%(e)	(0.09	)%(e)
Portfolio turnover rate	117%		88%		139%		82%		80%
Net assets, end of period (000s)	$24,933		$42,229		$53,965		$51,446		$49,318

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	The benefits derived from expense reductions had an impact of 0.04%.

(g)	The benefits derived from expense reductions had an impact of 0.06%.

See Accompanying Notes to Financial Statements.

19

Financial Highlights – Columbia Strategic Investor Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class C Shares	2009		2008		2007		2006		2005
Net Asset Value, Beginning of Period	$17.46		$20.96		$20.82		$20.85		$18.18

Income from Investment Operations:
Net investment loss (a)	(0.01)		(0.09)		(0.08)		(0.02)		—	(b)
Net realized and unrealized gain (loss) on investments and foreign currency	(3.32)		(1.20)		2.90		1.51		2.89

Total from investment operations	(3.33)		(1.29)		2.82		1.49		2.89

Less Distributions to Shareholders:
From net realized gains	—		(2.21)		(2.68)		(1.52)		(0.22)
Increase from regulatory settlements	—	(b)	—		—		—		—

Net Asset Value, End of Period	$14.13		$17.46		$20.96		$20.82		$20.85
Total return (c)(d)	(19.07)%		(7.72)%		15.43%		7.46%		15.96%

Ratios to Average Net Assets/Supplemental Data:
Net expenses	1.99	%(e)	1.97	%(f)	1.98	%(g)	1.99	%(e)	1.99	%(e)
Waiver/Reimbursement	0.23%		0.03%		0.02%		0.01%		0.03%
Net investment loss	(0.05	)%(e)	(0.46	)%(f)	(0.40	)%(g)	(0.10	)%(e)	(0.09	)%(e)
Portfolio turnover rate	117%		88%		139%		82%		80%
Net assets, end of period (000s)	$19,874		$34,208		$44,682		$43,881		$39,253

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	The benefits derived from expense reductions had an impact of 0.04%.

(g)	The benefits derived from expense reductions had an impact of 0.06%.

See Accompanying Notes to Financial Statements.

20

Financial Highlights – Columbia Strategic Investor Fund

Selected data for a share outstanding throughout the period is as follows:

Class Y Shares	Period Ended August 31, 2009 (a)
Net Asset Value, Beginning of Period	$13.32

Income from Investment Operations:
Net investment income (b)	0.02
Net realized and unrealized gain on investments and foreign currency	1.30

Total from investment operations	1.32

Net Asset Value, End of Period	$14.64
Total return (c)(d)(e)	9.91%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)(g)	0.72%
Net investment income (f)(g)	0.99%
Portfolio turnover rate (e)	117%
Net assets, end of period (000s)	$9,630

(a)	Class Y shares commenced operations on July 15, 2009. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value assuming all distributions reinvested.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Not annualized.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Annualized.

See Accompanying Notes to Financial Statements.

21

Financial Highlights – Columbia Strategic Investor Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class Z Shares	2009		2008		2007		2006		2005
Net Asset Value, Beginning of Period	$18.06		$21.53		$21.28		$21.27		$18.42

Income from Investment Operations:
Net investment income (a)	0.12		0.11		0.13		0.18		0.01
Net realized and unrealized gain (loss) on investments and foreign currency	(3.44)		(1.25)		2.96		1.54		3.13

Total from investment operations	(3.32)		(1.14)		3.09		1.72		3.14

Less Distributions to Shareholders:
From net investment income	(0.10)		(0.12)		(0.16)		(0.19)		(0.07)
From net realized gains	—		(2.21)		(2.68)		(1.52)		(0.22)

Total distributions to shareholders	(0.10)		(2.33)		(2.84)		(1.71)		(0.29)
Increase from regulatory settlements	—	(b)	—		—		—		—

Net Asset Value, End of Period	$14.64		$18.06		$21.53		$21.28		$21.27
Total return (c)(d)	(18.26)%		(6.85)%		16.62%		8.50%		17.16%

Ratios to Average Net Assets/Supplemental Data:
Net expenses	0.99	%(e)	0.97	%(f)	0.98	%(g)	0.99	%(e)	0.99	%(e)
Waiver/Reimbursement	0.23%		0.03%		0.02%		0.01%		0.03%
Net investment income	0.94	%(e)	0.55	%(f)	0.63	%(g)	0.89	%(e)	0.86	%(e)
Portfolio turnover rate	117%		88%		139%		82%		80%
Net assets, end of period (000s)	$571,175		$755,348		$859,142		$179,027		$267,380

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	The benefits derived from expense reductions had an impact of 0.04%.

(g)	The benefits derived from expense reductions had an impact of 0.06%.

See Accompanying Notes to Financial Statements.

22

Notes to Financial Statements – Columbia Strategic Investor Fund

August 31, 2009

Note 1. Organization

Columbia Strategic Investor Fund (the “Fund”), a series of Columbia Funds Series Trust I (the “Trust”), is a diversified fund. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Investment Objective

The Fund seeks long-term growth of capital by using a “value” approach to investing primarily in common stocks.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers five classes of shares: Class A, Class B, Class C, Class Y and Class Z. Each share class has its own expense structure and sales charges, as applicable. Class Y shares commenced operations effective July 15, 2009. Effective June 22, 2009, the Fund no longer accepts investments in Class B shares from new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund, and exchanges by existing Class B shareholders of other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Y and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Y and Class Z shares, as described in the Fund’s prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through October 22, 2009, the date the financial statements were issued, and except as disclosed in Note 11, noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund’s net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market

23

Columbia Strategic Investor Fund

August 31, 2009

quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Various inputs are used to determine the value of the Fund’s investments. Management establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•

Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management’s own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC (“Columbia”), the Fund’s investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition

Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings.

24

Columbia Strategic Investor Fund

August 31, 2009

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended August 31, 2009, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions and expired capital loss carryforward were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$91,118	$85,073	$(176,191)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended August 31, 2009 and August 31, 2008 was as follows:

	August 31,
	2009	2008
Ordinary Income*	$4,700,141	$8,110,181
Long-Term Capital Gains	—	120,053,974

*	For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of August 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation*
$4,021,259	$—	$101,657,604

*	The differences between book-basis and tax-basis net unrealized depreciation are primarily due to deferral of losses from wash sales.

25

Columbia Strategic Investor Fund

August 31, 2009

Unrealized appreciation and depreciation at August 31, 2009, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$135,211,118
Unrealized depreciation	(33,553,514)
Net unrealized appreciation	$101,657,604

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2011	$15,870,696
2017	122,751,575

Total	$138,622,271

Of the remaining capital loss carryforwards attributable to the Fund, $15,870,696 expiring August 31, 2011 remains from the Fund’s merger with Columbia Young Investor Fund. Utilization of capital losses from Columbia Young Investor Fund could be subject to limitations imposed by the Internal Revenue Code.

Under current tax rules, certain currency (and capital) losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of August 31, 2009, post-October capital losses of $90,892,917 attributed to security transactions were deferred to September 1, 2009.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”), provides investment advisory services to the Fund. In rendering investment advisory services to the Fund, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of Columbia. Columbia receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.60%
$500 million to $1 billion	0.55%
Over $1 billion	0.50%

For the year ended August 31, 2009, the Fund’s effective investment advisory fee rate was 0.59% of the Fund’s average daily net assets.

Administration Fee

Columbia provides administrative and other services to the Fund for a monthly administration fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rates
First $1 billion	0.150%
Over $1 billion	0.125%

For the year ended August 31, 2009, the effective administration fee rate was 0.15% of the Fund’s average daily net assets.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the “Financial Reporting Services Agreement”) with State Street Bank & Trust Company (“State Street”) and Columbia pursuant to which State Street provides financial

26

Columbia Strategic Investor Fund

August 31, 2009

reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

Transfer Agent Fee

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent.

The Fund pays monthly fees to the Transfer Agent for its services. Class Y shares pay a monthly service fee based on the following:

(i)	An annual rate of $17.34 is applied to the aggregate number of open accounts for Class Y shares,

(ii)	An allocated portion of fees for wire, telephone and redemption orders, Individual Retirement Account (“IRA”) trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

All other share classes of the Fund (the “Other Share Classes”) pay a monthly service fee (the “aggregate fee”) based on the following:

(i)	An annual rate of $17.34 is applied to the aggregate number of open accounts for the Other Share Classes, and

(iii)	An allocated portion of fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

The aggregate fee is allocated to the Other Share Classes based on the relative average daily net assets of each share class.

The Transfer Agent is also entitled to receive reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on the combined assets held in the Other Share Classes in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Such fees are allocated to the Other Share Classes based on the relative average daily net assets of each share class. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended August 31, 2009, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund’s shares. For the year ended August 31, 2009, the Distributor has retained net underwriting discounts of $11,787 on sales of

27

Columbia Strategic Investor Fund

August 31, 2009

the Fund’s Class A shares and received net CDSC fees of $463, $70,039 and $2,303 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted distribution and shareholder servicing plans pursuant to Rule 12b-1 under the 1940 Act (the “Plans”) which require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

The CDSC and the distribution fees received from the Plans are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Expense Limits and Fee Waivers

Effective January 16, 2009, Columbia has voluntarily agreed to reimburse a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed 1.00% annually of the Fund’s average daily net assets. Columbia, in its discretion, may revise or discontinue this arrangement at any time.

Prior to January 16, 2009, Columbia voluntarily waived fees and/or reimbursed the Fund so that total expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, did not exceed 0.98% annually of the Fund’s average daily net assets.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

For the year ended August 31, 2009, these custody credits reduced total expenses by $214 for the Fund.

Note 6. Portfolio Information

For the year ended August 31, 2009, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $842,340,362 and $910,224,590, respectively.

Note 7. Regulatory Settlements

As of August 31, 2009, the Fund had received payments of $176,191 relating to certain regulatory settlements with third parties that the Fund had participated in during the year. The payments have been included in “Increase from regulatory settlements” on the Statement of Changes in Net Assets.

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee

28

Columbia Strategic Investor Fund

August 31, 2009

of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum are accrued and apportioned among the participating funds pro rata based on their relative net assets. Prior to October 16, 2008, the Fund and other affiliated funds participated in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Interest on the committed line of credit was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets. Interest on the uncommitted line of credit was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charged an annual operations agency fee of $40,000 for the committed line of credit and was able to charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended August 31, 2009, the Fund did not borrow under these arrangements.

Note 9. Shares of Beneficial Interest

As of August 31, 2009, the Fund had one shareholder that held 7.2% of the shares outstanding, over which BOA and/or any of its affiliates did not have investment discretion.

Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 10. Significant Risks and Contingencies

Foreign Securities Risk

There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Legal Proceedings

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the “Columbia Group”) are subject to a settlement agreement with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and a settlement order with the SEC (the “SEC Order”) on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $140 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to reduce management fees for certain funds in the Columbia family of mutual funds in a projected total of $160 million over five years through November 30, 2009 and to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $140 million in settlement amounts described above has been substantially distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended

29

Columbia Strategic Investor Fund

August 31, 2009

and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”), Columbia Funds Distributor, Inc. (now named Columbia Management Distributors, Inc.) (the “Distributor”), the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court’s memoranda dated November 3, 2005, the United States District Court for the District of Maryland granted in part and denied in part the defendants’ motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (“ICA”) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the “CDSC Lawsuit”). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

Note 11. Subsequent Events

Bank of America Corporation, the indirect parent company of Columbia, entered into an agreement dated September 29, 2009 to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. The transaction (“Transaction”) includes a sale of the part of the asset management business that advises long-term mutual funds, including the Fund. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010.

On October 15, 2009, the committed line of credit discussed in Note 8 was renewed on amended terms. Pursuant to the amended terms, interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets. The annual operations agency fee of $20,000 was waived.

30

Report of Independent Registered Public Accounting Firm

To the Trustees of the Columbia Funds Series Trust I and the Shareholders of Columbia Strategic Investor Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Strategic Investor Fund (the “Fund”) (a series of Columbia Funds Series Trust I), at August 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 22, 2009

31

Federal Income Tax Information (Unaudited) – Columbia Strategic Investor Fund

For non-corporate shareholders, 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Fund for the fiscal year ended August 31, 2009 may represent qualified dividend income. Final information will be provided in your 2009 Form 1099-DIV.

100.00% of the ordinary income distributed by the Fund, for the fiscal year ended August 31, 2009, qualifies for the corporate dividends received deduction.

The Fund will notify shareholders in January 2010, of amounts used in preparing 2009 income tax return.

32

-

Fund Governance – Columbia Strategic Investor Fund

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and Officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

John D. Collins (Born 1938)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)

Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 66, Mrs. Fields

Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007) and Chairman of the Board (since 2009)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 66, Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); and The Helios Funds (exchange-traded funds)

Douglas A. Hacker (Born 1955)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President–Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 66, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel–

Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 66, None

Charles R. Nelson (Born 1942)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008 Consultant on econometric and statistical matters. Oversees 66, None

33

Fund Governance (continued) – Columbia Strategic Investor Fund

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

John J. Neuhauser (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)

President, Saint Michael’s College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of

Faculties, Boston College from August 1999 to October 2005. Oversees 66, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children’s Environmental Health Center, New York. Oversees 66, None

Patrick J. Simpson (Born 1944)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 66, None

Thomas C. Theobald (Born 1937)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004; Managing Director, William Blair Capital Partners (private equity investing) from September 1994 to September 2004. Oversees 66, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry (from 1994 to 1997), President–Application Systems Division (from 1991 to 1994), Chief Financial Officer–US Marketing & Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 66, None

34

Fund Governance (continued) – Columbia Strategic Investor Fund

Interested Trustee

William E. Mayer[1] (Born 1940)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997. Oversees 66,

Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

[1]

The Funds currently treat Mr. Mayer as an “interested person” (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

35

Fund Governance (continued) – Columbia Strategic Investor Fund

Officers

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

J. Kevin Connaughton (Born 1964)
One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer–Columbia Funds, from June 2008 to January 2009; Treasurer–Columbia Funds, from October 2003 to May 2008; Treasurer–the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000–December 2006; Senior Vice President–Columbia Management Advisors, LLC, from April 2003 to December 2004; President–Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer–Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004–Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)
One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)
One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968)
One Financial Center Boston, MA 02111 Chief Accounting Officer and Treasurer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

36

Fund Governance (continued) – Columbia Strategic Investor Fund

Officers (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Julian Quero (Born 1967)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969)
One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President–Fund Treasury of the Advisor since October 2004; Vice President–Trustee Reporting of the Advisor from April 2002 to October 2004.

Stephen T. Welsh (Born 1957)
One Financial Center Boston, MA 02111 Vice President (since 1996)	President, Columbia Management Services, Inc. since July 2004; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

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40

Important Information About This Report

Transfer Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC

100 Federal Street

Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Strategic Investor Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC (“Columbia Management”) is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

41

One Financial Center

Boston, MA 02111-2621

Columbia Strategic Investor Fund

Annual Report, August 31, 2009

©2009 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

SHC-42/23316-0809 (10/09) 09/90900

Annual Report

August 31, 2009

Columbia Real Estate Equity Fund

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

We are pleased to provide this shareholder report detailing your fund’s performance, portfolio holdings and financial statements. We hope this information is helpful in monitoring your investments as we work through these challenging economic times. We recognize that you have entrusted us with your money and want you to know that our professional investment teams work to interpret the latest economic and market trends with the goal of optimizing portfolio construction for our clients.

The first half of 2009 was defined by extremes. The multiyear lows we witnessed in the early months gave way to a stunning rally for the U.S. financial markets in the spring. A global market rebound may be underway, thanks to the massive fiscal and aggressive monetary policies of governments around the world. As of the June 30 market close, the S&P 500® Index1 was trading at nearly 16.6 times its 2009 Wall Street consensus earnings estimates with a sharp increase of nearly 36% since March 9. More mixed economic news has yet to provide the all-clear signal for investors, although economic activity has started to firm up. We believe this challenging economic environment makes it even more important to work with professional money managers while continuing to invest for life events like retirement, college planning, home improvements and career changes.

Retirement income planning has become an increasingly significant focus in the lives of millions of Americans. Recent economic conditions make it even more important to manage short-term obligations such as mortgages, monthly bills and credit card debt while also taking the steps necessary to prepare for or maximize retirement benefits. Better nutrition and medical services can result in U.S. citizens living longer, healthier lives. This means the risk of outliving one’s assets in retirement is very real without proper planning. Financial security and retirement planning is an ongoing process that requires active management of your savings, investments and risks. We encourage you to review your retirement plan regularly so you’ll be better able to meet your retirement needs in the future.

We recognize that economic uncertainty creates great challenges for many investors. Our professional investment teams work diligently to help investors navigate through difficult markets. Thank you for your business and for the opportunity to work together towards your investment goals.

Sincerely,

J. Kevin Connaughton

President, Columbia Funds

On September 29, 2009, Bank of America Corporation entered into an agreement to sell a portion of the asset management business of Columbia Management Group, LLC. Please see Note 11 of the Notes to Financial Statements for additional information.

Past performance is no guarantee of future results.

[1]

The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Fund Profile – Columbia Real Estate Equity Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 08/31/09

–29.89% Class A shares
(without sales charge)

–32.83% FTSE NAREIT Equity REITs Index

Summary

■	For the 12-month period that ended August 31, 2009, the fund’s Class A shares returned negative 29.89% without sales charge.

■

In a brutal real estate market, the fund held up better than its benchmark, the FTSE NAREIT Equity REITs Index, [1] and the average return of its peer group, the Lipper Real Estate Funds Classification.[2]

■

A lack of available capital for transactions and debt restructuring hurt REITs over the period, resulting in a loss for the sector. Positive security selection drove the fund’s showing relative to the index and peer group.

Portfolio Management

Arthur J. Hurley has managed the fund since September 2006 and has been with the advisor or its predecessors or affiliate organizations since 2006.

[1]

The FTSE National Association of Real Estate Investment Trusts (NAREIT) Equity REITs Index tracks the performance of all publicly traded equity real estate investment trusts (REITs). Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

Economic Update – Columbia Real Estate Equity Fund

Summary

For the 12-month period that ended August 31, 2009

■	Stocks lost ground, as measured by the S&P 500® Index and the MSCI EAFE Index, but cut their losses in a rebound that began half way through the period.

S&P Index	MSCI Index

-18.25%	-14.95%

■

As investors appeared to exhibit more tolerance for risk, the Barclays Capital Aggregate Bond Index delivered positive results. High-yield bonds rebounded strongly, as measured by the JPMorgan Developed BB High Yield Index.

Barclays Aggregate Index	JPMorgan Index

7.94%	6.51%

During the 12-month period that began September 1, 2008 and ended August 31, 2009, the U.S. economy faced the worst financial crisis since the Great Depression, then steadied itself as steps taken by a new administration began to show results in the second half of the period. Economic growth, as measured by gross domestic product, contracted by more than 6% in the second half of 2008. The decline for the first half of 2009 is expected to have been less severe, and hopes for a late 2009 recovery have been encouraged by Fed Chairman Bernanke. The lapse from growth has resulted in the longest — and most severe — recession in nearly three decades.

The labor market shed more than six million jobs between 2008 and 2009, raising the unemployment rate to 9.7% and virtually wiping out all of the jobs gained since the last recession. Manufacturing activity slowed and consumer spending declined. The beleaguered housing market continued to lose ground as prices fell and inventories rose. However, mortgage purchase applications increased late in the period, buoyed by low interest rates and an $8,000 first-time home buyer tax credit. Late in 2008, consumer confidence, as measured by the Conference Board, plummeted to its lowest point ever. However, it has since stabilized and turned higher near the end of the period.

Troubles that began in the U.S. subprime mortgage market resulted in a meltdown within the U.S. financial sector that claimed several major institutions in 2008 and led others to seek bailouts, restructuring or both. New rigorous lending standards severely limited access to credit, further hampering economic growth. In this environment, a new administration sought to stabilize the financial system, address economic woes and introduce sweeping health care reform. Stimulus spending began to flow into the economy, raising hopes that growth would be restored in the second half of 2009. In December 2008, the Federal Reserve Board (the Fed) lowered a key short-term borrowing rate — the federal funds rate — to between zero and 0.25% — a record low. In light of protracted economic weakness, we believe the Fed is unlikely to tighten its reins on money until the economy and the labor markets stabilize.

Stocks retreated, then rebounded

Against a weakening economic backdrop, the U.S. stock market lost 18.25% for the 12-month period, as measured by the S&P 500® Index. Losses affected the stocks of companies of all sizes and investment style categories, as measured by their respective Russell indices.1 Stock markets outside the U.S. suffered losses that were nearly as substantial. The MSCI EAFE Index,2 a broad gauge of stock market performance in foreign developed markets, lost 14.95% (in U.S. dollars) for the period. Emerging stock markets were also caught in the downdraft, but bounced back stronger than domestic or developed world markets in 2009. The MSCI Emerging

Markets Index3 returned negative 9.95% (in U.S. dollars).

Bonds outperformed stocks

As investors sought refuge from a volatile stock market, the highest quality sectors of the U.S. bond market delivered modest gains. During the first half of the period, Treasury prices rose and yields declined sharply as the economy faltered and stock

2

Economic Update (continued) – Columbia Real Estate Equity Fund market volatility increased. As hopes for a recovery materialized in the second half of the period, yields rose and Treasuries lagged behind riskier segments of the bond market. The benchmark 10-year U.S. Treasury yield began the period at 3.8%, declined to 2.2% in December 2008, then rose to end the period at 3.4%. In this environment, the Barclays Capital Aggregate Bond Index4 (formerly the Lehman Brothers U.S. Aggregate Bond Index) returned 7.94%. High-yield bond prices fell sharply in 2008 as economic prospects weakened and default fears rose, then rebounded strongly in 2009. For the 12-month period, the JPMorgan Developed BB High Yield Index5 returned 6.51%.

[1]

The Russell 1000 Index tracks the performance of 1,000 of the largest U.S. companies, based on market capitalization. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

[2]

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the U.S. and Canada.

[3]	The MSCI Emerging Markets Index is composed of a sample of companies from 22 countries representing the global emerging stock markets.

[4]

The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment-grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

[5]	The JPMorgan Developed BB High Yield Index is designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Past performance is no guarantee of future results.

3

Performance Information – Columbia Real Estate Equity Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio*

Class A	1.29%
Class B	2.04%
Class C	2.04%
Class Z	1.04%

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report and includes the expenses incurred by the investment companies in which the fund invests. Differences in expense ratios disclosed elsewhere in this report may result from including expenses incurred by the investment companies, fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Net asset value per share

as of 08/31/09 ($)
Class A	9.11
Class B	9.12
Class C	9.10
Class Z	9.13

Distributions declared per share

09/01/08 – 08/31/09 ($)
Class A	0.50
Class B	0.43
Class C	0.43
Class Z	0.52

Performance of a $10,000 investment 09/01/99 – 08/31/09

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Real Estate Equity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The FTSE National Association of Real Estate Investment Trusts (NAREIT) Equity REITs Index tracks the performance of all publicly traded equity real estate investment trusts (REITs). Indices are not available for investment, do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 09/01/99 – 08/31/09 ($)

Sales charge	without	with
Class A	20,401	19,223
Class B	19,416	19,416
Class C	19,403	19,403
Class Z	20,815	n/a

Average annual total return as of 08/31/09 (%)

Share class	A		B		C		Z
Inception	11/01/02		11/01/02		10/13/03		04/01/94
Sales charge	without	with	without	with	without	with	without
1- year	–29.89	–33.90	–30.38	–33.67	–30.37	–31.03	–29.71
5-year	0.12	–1.06	–0.62	–0.76	–0.62	–0.62	0.38
10-year	7.39	6.75	6.86	6.86	6.85	6.85	7.61

Average annual total return as of 09/30/09 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
1- year	–27.80	–31.94	–28.31	–31.68	–28.30	–28.98	–27.57
5-year	0.50	–0.68	–0.24	–0.38	–0.24	–0.24	0.77
10-year	8.21	7.57	7.67	7.67	7.66	7.66	8.43

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B and Class C are newer classes of shares. Class A and Class B share performance information includes the performance of Class Z shares (the oldest existing share class) for periods prior to their inception. Class C share performance information includes returns of Class B shares for the period from November 1, 2002 through October 12, 2003, and the returns of Class Z shares for periods prior thereto. These returns reflect differences in sales charges, but have not been restated to reflect any differences in expenses (such as distribution and service (Rule 12b-1) fees) between Class Z shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower, since the newer classes of shares are subject to distribution and service (Rule 12b-1) fees. Class A and Class B shares were initially offered on November 1, 2002, Class C shares were initially offered on October 13, 2003 and Class Z shares were initially offered on April 1, 1994.

4

Understanding Your Expenses – Columbia Real Estate Equity Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

03/01/09 – 08/31/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,630.99	1,018.80	8.42	6.46	1.27
Class B	1,000.00	1,000.00	1,626.31	1,015.02	13.37	10.26	2.02
Class C	1,000.00	1,000.00	1,625.60	1,015.02	13.37	10.26	2.02
Class Z	1,000.00	1,000.00	1,633.92	1,020.06	6.77	5.19	1.02

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Manager’s Report – Columbia Real Estate Equity Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Top 10 equity holdings

as of 08/31/09 (%)
Simon Property Group	8.7
Nationwide Health Properties	5.5
Mack-Cali Realty	5.2
Federal Realty Investment Trust	5.0
Digital Realty Trust	4.4
Boston Properties	4.1
Ventas	4.0
Corporate Office Properties Trust	3.8
Potlatch	3.6
Health Care REIT	3.6

For the 12-month period that ended August 31, 2009, the fund’s Class A shares returned negative 29.89% without sales charge. The fund’s benchmark, the FTSE NAREIT Equity REITs Index, returned negative 32.83%. The average return of the fund’s peer group, the Lipper Real Estate Funds Classification, was negative 32.59%. Throughout late 2008, REIT prices sank as the business prospects for commercial real estate were hurt by broad economic weakness and lack of access to capital. During this period, the fund’s defensive positioning helped it hold up better than the index and its peers in a very difficult market environment.

Stock selection aided relative returns

Security selection was more important to performance than property type weights during the downturn, and this played to the fund’s advantage. The fund’s retail property REIT holdings helped relative returns. Mall owner Macerich improved its balance sheet position and benefited as the capital markets became more accommodating later in the period. Residential REIT holdings also aided relative returns. Manufactured home community owner-operator Equity Lifestyle Properties benefited from a defensive business model that generated stable cash flows and the relative low volatility of underlying property values in its communities. Specialized REITs Nationwide Health Properties, Health Care REIT and Omega Healthcare Investors also held up well relative to the index.

Lack of available capital hurt REITs across the board

A lack of available capital for new acquisitions and restructurings brought the commercial real estate industry to a virtual standstill during the period. The fund’s holdings were not immune to the lack of transaction activity, nor were they unaffected by a persistent gap between buyers’ bids and sellers’ asking prices, which seemed out of line with market realities. In addition to general REIT market woes, a few individual securities delivered particularly disappointing performance for the fund. The shutdown in commercial real estate sales activity had a severe effect on the transaction-based business model of Kimco Realty, which was also heavily leveraged. Concerns about near-term debt maturities and capital availability for biotech tenants hurt Alexandria Real Estate Equities, while construction funding issues negatively affected Entertainment Properties.

Conservatively positioned moving forward

Despite limited access to traditional capital sources, the REIT market demonstrated an ability to tap capital in recent months. This has improved REIT balance sheets and figured into the group’s recent rally. We believe that the next turning point for the REIT market could arrive once stronger REITs with access to capital take advantage of distressed pricing to create attractive external growth opportunities. To help the fund benefit from market developments going forward, we have slowly moved the portfolio away from a defensive positioning and towards a slightly more aggressive stance.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

6

Portfolio Manager’s Report (continued) – Columbia Real Estate Equity Fund

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

The fund may be subject to the same types of risks associated with direct ownership of real estate, including the decline of property values due to general, local and regional economic conditions. In addition, the fund’s share price will likely be subject to more volatility than the overall stock market because it concentrates in real estate stocks.

Holdings discussed in this report

as of 08/31/09 (%)
Nationwide Health Properties	5.5
Health Care REIT	3.6
Equity Lifestyle Properties	3.6
Entertainment Properties Trust	3.5
Omega Healthcare Investors	2.6
Kimco Realty	2.3
Macerich	2.0
Alexandria Real Estate Equities	2.0

Top sectors

as of 08/31/09 (%)
Specialized REITs	28.3
Office REITs	26.8
Retail REITs	25.1
Residential REITs	13.1
Unassigned	3.5
Hotel Resorts & Cruise Lines	1.9
Industrial REITs	1.3

The fund is actively managed and the composition of its portfolio will change over time. Top sectors are calculated as a percentage of total investments. Top 10 holdings and holdings discussed in this report are calculated as a percentage of net assets.

7

Investment Portfolio – Columbia Real Estate Equity Fund

August 31, 2009

Common Stocks – 95.3%

	Shares	Value ($)
Consumer Discretionary – 1.8%
Hotels, Restaurants & Leisure – 1.8%
Starwood Hotels & Resorts Worldwide, Inc.	165,198	4,919,597

Hotels, Restaurants & Leisure Total		4,919,597

Consumer Discretionary Total		4,919,597

Financials – 93.5%
Real Estate Investment Trusts (REITs) – 93.5%
Alexandria Real Estate Equities, Inc.	95,100	5,298,021
BioMed Realty Trust, Inc.	514,800	6,939,504
Boardwalk Real Estate Investment Trust	215,108	7,211,202
Boston Properties, Inc.	179,000	10,843,820
Brandywine Realty Trust	470,827	4,995,474
CBL & Associates Properties, Inc.	410,346	3,844,942
Corporate Office Properties Trust SBI MD	268,262	9,888,137
Digital Realty Trust, Inc.	267,565	11,660,483
Duke Realty Corp.	533,286	6,143,455
Entertainment Properties Trust	289,800	9,088,128
Equity Lifestyle Properties, Inc.	234,456	9,436,854
Equity Residential Property Trust	258,738	7,066,135
Federal Realty Investment Trust	212,102	13,228,802
Health Care REIT, Inc.	223,106	9,528,857
Kimco Realty Corp.	480,449	6,029,635
LTC Properties, Inc.	84,600	2,154,762
Macerich Co.	186,091	5,333,368
Mack-Cali Realty Corp.	428,923	13,738,404
Mid-America Apartment Communities, Inc.	201,402	8,817,379
National Retail Properties, Inc.	361,896	7,426,106
Nationwide Health Properties, Inc.	450,587	14,364,713
Omega Healthcare Investors, Inc.	400,660	6,775,160
Potlatch Corp.	327,919	9,542,443
ProLogis	309,917	3,446,277
Public Storage	96,109	6,780,490
Realty Income Corp.	252,685	6,456,102
Simon Property Group, Inc.	357,737	22,759,228
Sun Communities, Inc.	78,031	1,393,634
U-Store-It Trust	713,978	4,619,438
Ventas, Inc.	269,537	10,568,546

Real Estate Investment Trusts (REITs) Total		245,379,499

Financials Total		245,379,499

	Shares	Value ($)
Total Common Stocks (cost of $197,853,357)		250,299,096

Investment Company – 3.4%
iShares Dow Jones U.S. Real Estate Index Fund	220,451	8,952,515

Total Investment Company (cost of $9,582,487)		8,952,515

Short-Term Obligation – 2.1%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 08/31/09, due 09/01/09 at 0.130%, collateralized by a U.S. Treasury obligation maturing 08/26/10, market value $5,544,935 (repurchase proceeds $5,435,020)	5,435,000	5,435,000

Total Short-Term Obligation (cost of $5,435,000)		5,435,000

Total Investments – 100.8% (cost of $212,870,844)(a)		264,686,611

Other Assets & Liabilities, Net – (0.8)%		(2,178,374)

Net Assets – 100.0%		262,508,237

Notes to Investment Portfolio:

(a)	Cost for federal income tax purposes is $215,083,920.

The following table summarizes the inputs used, as of August 31, 2009 in valuing the Fund’s assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$4,919,597	$—	$—	$4,919,597
Financials	245,379,499	—	—	245,379,499

Total Common Stocks	250,299,096	—	—	250,299,096

Investment Company	8,952,515	—	—	8,952,515
Total Short-Term Obligation	—	5,435,000	—	5,435,000

Total Investments	$259,251,611	$5,435,000	$—	$264,686,611

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

8

Columbia Real Estate Equity Fund

August 31, 2009

At August 31, 2009, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Financials	93.5
Consumer Discretionary	1.8

95.3
Investment Company	3.4
Short-Term Obligation	2.1
Other Assets & Liabilities, Net	(0.8)

100.0

See Accompanying Notes to Financial Statements.

9

Statement of Assets and Liabilities – Columbia Real Estate Equity Fund

August 31, 2009

		($)
Assets	Investments, at cost	212,870,844

	Investments, at value	264,686,611
	Cash	660
	Receivable for:
	Fund shares sold	433,916
	Dividends	724,831
	Interest	20
	Trustees’ deferred compensation plan	31,571
	Prepaid expenses	6,158

	Total Assets	265,883,767

Liabilities	Payable for:
	Fund shares repurchased	3,023,398
	Investment advisory fee	164,434
	Transfer agent fee	67,892
	Audit fee	34,875
	Trustees’ fees	179
	Pricing and bookkeeping fees	7,272
	Custody fee	1,720
	Distribution and service fees	9,235
	Chief compliance officer expenses	109
	Trustees’ deferred compensation plan	31,571
	Other liabilities	34,845

	Total Liabilities	3,375,530

	Net Assets	262,508,237

Net Assets Consist of	Paid-in capital	286,487,838
	Overdistributed net investment income	1,268,255
	Accumulated net realized loss	(77,063,654)
	Net unrealized appreciation (depreciation) on:
	Investments	51,815,767
	Foreign currency translations	31

	Net Assets	262,508,237

Class A	Net assets	$17,113,681
	Shares outstanding	1,878,502
	Net asset value per share	$9.11	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($9.11/0.9425)	$9.67	(b)

Class B
	Net assets	$3,355,912
	Shares outstanding	368,024
	Net asset value and offering price per share	$9.12	(a)

Class C
	Net assets	$3,553,459
	Shares outstanding	390,557
	Net asset value and offering price per share	$9.10	(a)

Class Z
	Net assets	$238,485,185
	Shares outstanding	26,125,553
	Net asset value, offering and redemption price per share	$9.13

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

10

Statement of Operations – Columbia Real Estate Equity Fund

For the Year Ended August 31, 2009

		($)
Investment Income	Dividends	8,973,191
	Interest	20,957
	Foreign taxes withheld	(47,168)

	Total Income	8,946,980

Expenses	Investment advisory fee	1,670,236
	Distribution fee:
	Class B	26,912
	Class C	26,164
	Service fee:
	Class A	35,816
	Class B	8,971
	Class C	8,721
	Transfer agent fee	387,916
	Pricing and bookkeeping fees	74,509
	Trustees’ fees	23,322
	Custody fee	8,708
	Reports to shareholders	125,065
	Chief compliance officer expenses	653
	Other expenses	71,846

	Total Expenses	2,468,839
	Expense reductions	(11)

	Net Expenses	2,468,828

	Net Investment Income	6,478,152

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Net realized gain (loss) on:
	Investments	(91,399,705)
	Foreign currency transactions	1,637

	Net realized loss	(91,398,068)

	Net change in unrealized appreciation (depreciation) on:
	Investments	(8,110,583)
	Foreign currency translations	304

	Net change in unrealized appreciation (depreciation)	(8,110,279)

	Net Loss	(99,508,347)

	Net Decrease Resulting from Operations	(93,030,195)

See Accompanying Notes to Financial Statements.

11

Statement of Changes in Net Assets – Columbia Real Estate Equity Fund

		Year Ended August 31,
Increase (Decrease) in Net Assets		2009 ($)	2008 ($)
Operations	Net investment income	6,478,152	7,017,632
	Net realized gain (loss) on investments and foreign currency transactions	(91,398,068)	49,736,685
	Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(8,110,279)	(74,425,849)

	Net decrease resulting from operations	(93,030,195)	(17,671,532)

Distributions to Shareholders	From net investment income:
	Class A	(551,971)	(231,829)
	Class B	(117,661)	(37,874)
	Class C	(110,966)	(32,873)
	Class Z	(8,341,582)	(3,748,998)
	From net realized gains:
	Class A	—	(6,859,068)
	Class B	—	(2,737,380)
	Class C	—	(2,361,785)
	Class Z	—	(93,321,186)
	From return of capital:
	Class A	(299,968)	—
	Class B	(73,441)	—
	Class C	(72,111)	—
	Class Z	(4,249,735)	—

	Total distributions to shareholders	(13,817,435)	(109,330,993)

	Net Capital Stock Transactions	51,156,494	18,819,376

	Total decrease in net assets	(55,691,136)	(108,183,149)

Net Assets	Beginning of period	318,199,373	426,382,522
	End of period	262,508,237	318,199,373
	Undistributed (Overdistributed) net investment income at end of period	1,268,255	1,348,655

See Accompanying Notes to Financial Statements.

12

Statement of Changes in Net Assets (continued) – Columbia Real Estate Equity Fund

	Capital Stock Activity
	Year Ended August 31, 2009		Year Ended August 31, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	897,568	7,501,890	616,079	8,565,733
Distributions reinvested	103,384	796,102	455,084	6,729,883
Redemptions	(733,801)	(5,988,913)	(959,008)	(15,547,187)

Net increase (decrease)	267,151	2,309,079	112,155	(251,571)

Class B
Subscriptions	26,122	254,768	82,549	1,472,374
Distributions reinvested	22,182	170,811	164,393	2,432,022
Redemptions	(194,445)	(1,599,367)	(198,348)	(3,015,576)

Net increase (decrease)	(146,141)	(1,173,788)	48,594	888,820

Class C
Subscriptions	97,202	833,369	106,346	1,756,270
Distributions reinvested	22,330	170,897	151,036	2,229,869
Redemptions	(196,401)	(1,646,317)	(188,638)	(2,822,085)

Net increase (decrease)	(76,869)	(642,051)	68,744	1,164,054

Class Z
Subscriptions	15,480,870	128,665,264	4,334,071	58,822,815
Proceeds received in connection with merger	—	—	1,924,145	25,873,534
Distributions reinvested	976,848	7,579,012	4,827,796	71,469,590
Redemptions	(10,673,077)	(85,581,022)	(8,939,020)	(139,147,866)

Net increase	5,784,641	50,663,254	2,146,992	17,018,073

See Accompanying Notes to Financial Statements.

13

Financial Highlights – Columbia Real Estate Equity Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class A Shares	2009	2008		2007		2006		2005
Net Asset Value, Beginning of Period	$13.85	$20.72		$29.07		$27.84		$25.59

Income from Investment Operations:
Net investment income (a)	0.22	0.29		0.22		0.39		0.79 (b)
Net realized and unrealized gain (loss) on investments and foreign currency	(4.46)	(1.10)		1.24		4.90		4.73

Total from investment operations	(4.24)	(0.81)		1.46		5.29		5.52

Less Distributions to Shareholders:
From net investment income	(0.33)	(0.16)		(0.33)		(0.78)		(0.75)
From net realized gains	—	(5.90)		(9.48)		(3.28)		(2.52)
From return of capital	(0.17)	—		—		—		—

Total distributions to shareholders	(0.50)	(6.06)		(9.81)		(4.06)		(3.27)

Net Asset Value, End of Period	$9.11	$13.85		$20.72		$29.07		$27.84
Total return (c)	(29.89)%	(5.46)%		1.72%		21.66%		22.65%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (d)	1.31%	1.28%		1.21%		1.19%		1.18%
Interest expense	—	—	%(e)	—	%(e)	—	%(e)	—
Net expenses (d)	1.31%	1.28%		1.21%		1.19%		1.18%
Net investment income (d)	2.69%	1.93%		0.84%		1.45%		2.98%
Portfolio turnover rate	110%	78%		67%		10%		10%
Net assets, end of period (000s)	$17,114	$22,321		$31,069		$44,685		$45,756

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.24 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

(e)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

14

Financial Highlights – Columbia Real Estate Equity Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class B Shares	2009	2008		2007		2006		2005
Net Asset Value, Beginning of Period	$13.85	$20.76		$29.09		$27.85		$25.60

Income from Investment Operations:
Net investment income (a)	0.16	0.20		0.03		0.19		0.60 (b)
Net realized and unrealized gain (loss) on investments and foreign currency	(4.46)	(1.14)		1.24		4.90		4.73

Total from investment operations	(4.30)	(0.94)		1.27		5.09		5.33

Less Distributions to Shareholders:
From net investment income	(0.26)	(0.07)		(0.12)		(0.57)		(0.56)
From net realized gains	—	(5.90)		(9.48)		(3.28)		(2.52)
From return of capital	(0.17)	—		—		—		—

Total distributions to shareholders	(0.43)	(5.97)		(9.60)		(3.85)		(3.08)

Net Asset Value, End of Period	$9.12	$13.85		$20.76		$29.09		$27.85
Total return (c)	(30.38)%	(6.21)%		0.99%		20.78%		21.74%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (d)	2.06%	2.03%		1.96%		1.94%		1.93%
Interest expense	—	—	%(e)	—	%(e)	—	%(e)	—
Net expenses (d)	2.06%	2.03%		1.96%		1.94%		1.93%
Net investment income (d)	1.96%	1.30%		0.10%		0.72%		2.26%
Portfolio turnover rate	110%	78%		67%		10%		10%
Net assets, end of period (000s)	$3,356	$7,123		$9,663		$13,309		$14,393

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.24 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

(e)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

15

Financial Highlights – Columbia Real Estate Equity Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class C Shares	2009	2008		2007		2006		2005
Net Asset Value, Beginning of Period	$13.82	$20.72		$29.06		$27.83		$25.58

Income from Investment Operations:
Net investment income (a)	0.16	0.19		0.03		0.18		0.55 (b)
Net realized and unrealized gain (loss) on investments and foreign currency	(4.45)	(1.12)		1.23		4.90		4.78

Total from investment operations	(4.29)	(0.93)		1.26		5.08		5.33

Less Distributions to Shareholders:
From net investment income	(0.26)	(0.07)		(0.12)		(0.57)		(0.56)
From net realized gains	—	(5.90)		(9.48)		(3.28)		(2.52)
From return of capital	(0.17)	—		—		—		—

Total distributions to shareholders	(0.43)	(5.97)		(9.60)		(3.85)		(3.08)

Net Asset Value, End of Period	$9.10	$13.82		$20.72		$29.06		$27.83
Total return (c)	(30.37)%	(6.18)%		0.94%		20.75%		21.75%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (d)	2.06%	2.03%		1.96%		1.94%		1.93%
Interest expense	—	—	%(e)	—	%(e)	—	%(e)	—
Net expenses (d)	2.06%	2.03%		1.96%		1.94%		1.93%
Net investment income (d)	1.95%	1.26%		0.11%		0.66%		2.08%
Portfolio turnover rate	110%	78%		67%		10%		10%
Net assets, end of period (000s)	$3,553	$6,462		$8,263		$5,486		$4,821

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.24 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

(e)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

16

Financial Highlights – Columbia Real Estate Equity Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class Z Shares	2009	2008		2007		2006		2005
Net Asset Value, Beginning of Period	$13.88	$20.74		$29.10		$27.86		$25.60

Income from Investment Operations:
Net investment income (a)	0.24	0.33		0.29		0.48		0.90 (b)
Net realized and unrealized gain (loss) on investments and foreign currency	(4.47)	(1.10)		1.22		4.88		4.70

Total from investment operations	(4.23)	(0.77)		1.51		5.36		5.60

Less Distributions to Shareholders:
From net investment income	(0.35)	(0.19)		(0.39)		(0.84)		(0.82)
From net realized gains	—	(5.90)		(9.48)		(3.28)		(2.52)
From return of capital	(0.17)	—		—		—		—

Total distributions to shareholders	(0.52)	(6.09)		(9.87)		(4.12)		(3.34)

Net Asset Value, End of Period	$9.13	$13.88		$20.74		$29.10		$27.86
Total return (c)	(29.71)%	(5.21)%		1.95%		21.99%		22.99%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (d)	1.06%	1.03%		0.96%		0.94%		0.93%
Interest expense	—	—	%(e)	—	%(e)	—	%(e)	—
Net expenses (d)	1.06%	1.03%		0.96%		0.94%		0.93%
Net investment income (d)	2.96%	2.17%		1.11%		1.78%		3.40%
Portfolio turnover rate	110%	78%		67%		10%		10%
Net assets, end of period (000s)	$238,485	$282,293		$377,388		$578,899		$758,147

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.24 per share.

(c)	Total return at net asset value assuming all distributions reinvested.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

(e)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

17

Notes to Financial Statements – Columbia Real Estate Equity Fund

August 31, 2009

Note 1. Organization

Columbia Real Estate Equity Fund (the “Fund”), a series of Columbia Funds Series Trust I (the “Trust”), is a non-diversified fund. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Investment Objective

The Fund seeks capital appreciation and above-average income by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies principally engaged in the real estate industry, including real estate investment trusts (REITs).

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund’s prospectus.

Effective June 22, 2009, the Fund no longer accepts investments in Class B shares from new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund, and exchanges by existing Class B shareholders of other Columbia Funds.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through October 22, 2009, the date the financial statements were issued, and except as disclosed in Note 11, noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities and securities of certain investment companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Various inputs are used to determine the value of the Fund’s investments. Management establishes a hierarchy that prioritizes the inputs to valuation techniques used to

18

Columbia Real Estate Equity Fund

August 31, 2009

measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

■

Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management’s own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC (“Columbia”), the Fund’s investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis.

Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and

19

Columbia Real Estate Equity Fund

August 31, 2009

warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended August 31, 2009, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions and REIT adjustments were identified and reclassified among the components of the Fund’s net assets as follows:

Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$2,563,628	$(1,950,122)	$(613,506)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended August 31, 2009 and August 31, 2008 was as follows:

	August 31,
	2009	2008
Distributions paid from:
Ordinary Income*	$9,122,180	$4,051,574
Long-Term Capital Gains	—	105,279,419
Return of Capital	4,695,255	—

*	For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of August 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$1,292,499	$—	$49,602,691

*	The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at August 31, 2009, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$59,166,860
Unrealized depreciation	(9,564,169)
Net unrealized appreciation	$49,602,691

The Fund has a tax year end of December 31. The following capital loss carryforwards, determined as of December 31, 2008, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2016	$2,766,637

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2008, post-October capital losses of $23,909,880 attributed to security transactions were deferred to January 1, 2009.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and

20

Columbia Real Estate Equity Fund

August 31, 2009

adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”), provides investment advisory, administrative and other services to the Fund. In rendering investment advisory services to the Fund, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of Columbia. Columbia receives a monthly investment advisory fee at the annual rate of 0.75% of the Fund’s average daily net assets.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the “Financial Reporting Services Agreement”) with State Street Bank & Trust Company (“State Street”) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

Transfer Agent Fee

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account (“IRA”) trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended August 31, 2009, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund’s shares. For the year ended August 31, 2009, the Distributor has retained net underwriting discounts of $5,857 on sales of the Fund’s Class A shares and received net CDSC fees of $7, $6,730 and $1,207 on Class A, Class B and Class C share redemptions, respectively.

21

Columbia Real Estate Equity Fund

August 31, 2009

The Fund has adopted distribution and shareholder servicing plans pursuant to Rule 12b-1 under the 1940 Act (the “Plans”) which require the payment of a monthly service and distribution fee to the Distributor based on the average daily net assets of the Fund at the following annual rates:

Distribution Fee			Service Fee
Class Aa	Class B	Class C	Class Aa	Class B	Class C
0.10%	0.75%	0.75%	0.25%	0.25%	0.25%

[a]

The Fund may pay distribution and service fees up to a maximum of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and 0.25% for shareholder liaison services), but currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.

The CDSC and the distribution fees received from the Plans are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Expense Limits and Fee Waivers

Effective January 1, 2009, Columbia has voluntarily agreed to reimburse a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed 1.20% annually of the Fund’s average daily net assets. Columbia, in its discretion, may revise or discontinue this arrangement at any time.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

For the year ended August 31, 2009, these custody credits reduced total expenses by $11 for the Fund.

Note 6. Portfolio Information

For the year ended August 31, 2009, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $302,709,458 and $246,113,971, respectively.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum are accrued and apportioned among the participating funds pro rata based on their relative net assets. Prior to October 16, 2008, the Fund and other affiliated funds participated in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Interest on the committed line of credit was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets. Interest on the uncommitted line of credit was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal

22

Columbia Real Estate Equity Fund

August 31, 2009

Funds Rate plus 0.375%. State Street charged an annual operations agency fee of $40,000 for the committed line of credit and was able to charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended August 31, 2009, the Fund did not borrow under these arrangements.

Note 8. Shares of Beneficial Interest

As of August 31, 2009, 38.4% of the Fund’s shares outstanding were beneficially owned by one participant account over which BOA and/or any of its affiliates had either sole or joint investment discretion.

Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 9. Significant Risks and Contingencies

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Real Estate Sector Risk

Interests held in REITs and other companies principally engaged in the real estate industry are subject to risks similar to those of direct investments in real estate. These risks include fluctuating property values, locally, regionally and nationally, which are affected by various factors including interest rates, property taxes, operating expenses, occupancy rates, environmental regulations and contamination, availability of credit, uninsured casualty and condemnation. The value of REITs and other companies principally engaged in the real estate industry are also affected by, among other factors, changes in the prospect for earnings and/or cash flow growth of the REIT or such real estate-related company itself. Because the value of REITs and real estate-related companies may fluctuate widely in response to changes in factors affecting the real estate markets, the value of an investment in the Fund may be more volatile than the value of an investment in a fund that is invested in a more diverse range of market sectors.

Legal Proceedings

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the “Columbia Group”) are subject to a settlement agreement with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and a settlement order with the SEC (the “SEC Order”) on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $140 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to reduce management fees for certain funds in the Columbia family of mutual funds in a projected total of $160 million over five years through November 30, 2009 and to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $140 million in settlement amounts described above has been substantially distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On

23

Columbia Real Estate Equity Fund

August 31, 2009

September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”), Columbia Funds Distributor, Inc. (now named Columbia Management Distributors, Inc.) (the “Distributor”), the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court’s memoranda dated November 3, 2005, the United States District Court for the District of Maryland granted in part and denied in part the defendants’ motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (“ICA”) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the “CDSC Lawsuit”). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

Note 10. Business Combinations and Mergers

As of March 24, 2008, Real Estate Fund, a series of Excelsior Funds, Inc., merged into Columbia Real Estate Equity Fund. Columbia Real Estate Equity Fund received a tax-free transfer of assets from Excelsior Real Estate Fund as follows:

Shares Issued	Net Assets Received	Unrealized Depreciation[1]
1,924,145	$25,873,534	$(1,417,264)
Net Assets of Columbia Real Estate Equity Fund Prior to Combination	Net Assets of Real Estate Fund Immediately Prior to Combination	Net Assets of Columbia Real Estate Equity Fund Immediately After Combination
$294,500,389	$25,873,534	$320,373,923

[1]	Unrealized depreciation is included in the Net Assets Received.

Note 11. Subsequent Event

On October 15, 2009 the committed line of credit discussed in Note 7 was renewed on amended terms. Pursuant to the amended terms, interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets. The annual operations agency fee of $20,000 was waived.

Bank of America Corporation, the indirect parent company of Columbia, entered into an agreement dated September 29, 2009 to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. The transaction (“Transaction”) includes a sale of the part of the asset management business that advises long-term mutual funds, including the Fund. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010.

24

Report of Independent Registered Public Accounting Firm

To the Trustees of the Columbia Funds Series Trust I and the Shareholders of Columbia Real Estate Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Real Estate Equity Fund (the “Fund”) (a series of Columbia Funds Series Trust I), at August 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 22, 2009

25

Fund Governance – Columbia Real Estate Equity Fund

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and Officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

John D. Collins (Born 1938)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)

Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 66, Mrs. Fields

Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007) and Chairman of the Board (since 2009)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 66, Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); and The Helios Funds (exchange-traded funds)

Douglas A. Hacker (Born 1955)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President–Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 66, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel–Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 66, None

Charles R. Nelson (Born 1942)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008 Consultant on econometric and statistical matters. Oversees 66, None

26

Fund Governance (continued) – Columbia Real Estate Equity Fund

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

John J. Neuhauser (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)

President, Saint Michael’s College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of

Faculties, Boston College from August 1999 to October 2005. Oversees 66, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children’s Environmental Health Center, New York. Oversees 66, None

Patrick J. Simpson (Born 1944)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 66, None

Thomas C. Theobald (Born 1937)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004; Managing Director, William Blair Capital Partners (private equity investing) from September 1994 to September 2004. Oversees 66, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry (from 1994 to 1997), President–Application Systems Division (from 1991 to 1994), Chief Financial Officer–US Marketing & Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 66, None

27

Fund Governance (continued) – Columbia Real Estate Equity Fund

Interested Trustee

William E. Mayer[1] (Born 1940)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997. Oversees 66,

Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

[1]

The Funds currently treat Mr. Mayer as an “interested person” (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

28

Fund Governance (continued) – Columbia Real Estate Equity Fund

Officers

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

J. Kevin Connaughton (Born 1964)
One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer–Columbia Funds, from June 2008 to January 2009; Treasurer–Columbia Funds, from October 2003 to May 2008; Treasurer–the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000–December 2006; Senior Vice President–Columbia Management Advisors, LLC, from April 2003 to December 2004; President–Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer–Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004–Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)
One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)

Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August

2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)
One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968)
One Financial Center Boston, MA 02111 Chief Accounting Officer and Treasurer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

29

Fund Governance (continued) – Columbia Real Estate Equity Fund

Officers (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Julian Quero (Born 1967)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969)
One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President–Fund Treasury of the Advisor since October 2004; Vice President–Trustee Reporting of the Advisor from April 2002 to October 2004.

Stephen T. Welsh (Born 1957)
One Financial Center Boston, MA 02111 Vice President (since 1996)	President, Columbia Management Services, Inc. since July 2004; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

30

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32

Important Information About This Report

Transfer Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC

100 Federal Street

Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Real Estate Equity Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC (“Columbia Management”) is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

33

One Financial Center

Boston, MA 02111-2621

Columbia Real Estate Equity Fund

Annual Report, August 31, 2009

©2009 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

SHC-42/23529-0809 (10/09) 09/90510

Item 2. Code of Ethics.

(a)          The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that John D. Collins, Douglas A. Hacker, Charles R. Nelson and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Collins, Mr. Hacker, Mr. Nelson and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the eleven series of the registrant whose reports to stockholders are included in this annual filing.  Fee information for fiscal year ended August 31, 2008 also includes fees for one series that was merged into the registrant during the period.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended August 31, 2009 and August 31, 2008 are approximately as follows:

2009	2008
$423,300	$410,800

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. Audit fees in fiscal year 2009 also include fees for the review of and provision of consent in connection with filing Form N-1A for a new share class for five funds.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended August 31, 2009 and August 31, 2008 are approximately as follows:

2009	2008
$50,600	$60,200

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2009 and 2008, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports. Fiscal year 2008 also includes Audit-Related Fees for agreed-upon procedures related to a fund merger and a fund accounting and custody conversion.

During the fiscal years ended August 31, 2009 and August 31, 2008, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended August 31, 2009 and August 31, 2008 are approximately as follows:

2009	2008
$52,700	$92,600

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.  Fiscal year 2008 also includes tax fees for agreed-upon procedures related to fund mergers and the review of final tax returns and for assistance with foreign tax filings.

During the fiscal years ended August 31, 2009 and August 31, 2008, there were no Tax Fees  billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended August 31, 2009 and August 31, 2008 are approximately as follows:

2009	2008
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended August 31, 2009 and August 31, 2008 are approximately as follows:

2009	2008
$829,700	$1,001,300

In both fiscal years 2009 and 2008, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants.  Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations.  That approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

The Fund Treasurer and/or Director of Board Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services, actual billed and projected fees, and the means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

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(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended August 31, 2009 and August 31, 2008 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended August 31, 2009 and August 31, 2008 are approximately as follows:

2009	2008
$933,000	$1,154,100

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)          The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	October 23, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	October 23, 2009

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer

Date	October 23, 2009